PowerShares Exchange-Traded Fund Trust II

  PowerShares Insured California Municipal Bond Portfolio  –  PWZ

  PowerShares Insured National Municipal Bond Portfolio  –  PZA

  PowerShares Insured New York Municipal Bond Portfolio  –  PZT

  PowerShares VRDO Tax-Free Weekly Portfolio  –  PVI

PowerShares Exchange-Traded Fund Trust II (the "Trust") is a registered investment company that currently consists of 28 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to four funds of the Trust, the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each a "Fund" and, together, the "Funds").

The Funds' shares (the "Shares") are listed on the American Stock Exchange LLC (the "AMEX" or the "Exchange"). Market prices for the Shares may differ to some degree from the net asset value ("NAV") of the Shares. The Funds issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units").

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 29, 2008

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust II

4	Who Should Invest in the Fund

4	Tax Advantaged Product Structure

5	PowerShares Insured California Municipal Bond Portfolio

14	PowerShares Insured National Municipal Bond Portfolio

22	PowerShares Insured New York Municipal Bond Portfolio

31	PowerShares VRDO Tax-Free Weekly Portfolio

40	Additional Investment Strategies

40	Additional Risks

41	Portfolio Holdings

41	Management of the Fund

44	How to Buy and Sell Shares

46	Creations, Redemptions and Transaction Fees

49	Dividends, Distributions and Taxes

54	Distributor

54	Net Asset Value

55	Fund Service Providers

55	Financial Highlights

56	Disclaimers

60	Index Providers

65	Premium/Discount Information

67	Total Return Information

70	Other Information

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INTRODUCTION – POWERSHARES EXCHANGE-TRADED FUND TRUST II

The Trust is an investment company consisting of 28 separate exchange-traded "index funds." The investment objective of each of the Funds of the Trust is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Fund.

The Funds' Shares are listed and traded on the Exchange. Market prices for the Shares may differ to some degree from the NAV of the Shares. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities of the Funds.

WHO SHOULD INVEST IN THE FUND

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of municipal securities in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument. The Funds intend to pay income that is exempt from Federal income taxes and the Federal alternative minimum tax ("AMT").

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike interests in conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund shares are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed in Creation Units at each day's next calculated NAV. Redemptions are generally in-kind. These arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of the Fund that could arise from frequent cash redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

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PowerShares Insured California Municipal Bond Portfolio

Ticker: PWZ Intraday NAV Ticker: PWZ.IV	CUSIP: 73936T441 Underlying Index: Merrill Lynch California Insured Long-Term Core Municipal Securities Index (Ticker: UICA)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the Merrill Lynch California Insured Long-Term Core Municipal Securities Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax and California state income tax (the "80% policy"). The Fund will normally invest at least 80% of its assets in the securities that comprise the Merrill Lynch California Insured Long-Term Core Municipal Securities Index and generally expects to so invest at least 90% of its assets. The Fund, however, reserves the right to invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents including money market funds, as well as in municipal securities not included in its Underlying Index to the extent that the Adviser believes investment in such instruments will facilitate the Fund's ability to achieve its investment objective. The Fund's investment objective is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Merrill Lynch California Insured Long-Term Core Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market and includes approximately 297 securities. The Merrill Lynch California Insured Long-Term Core Municipal Securities Index is adjusted monthly.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index. The Adviser will use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to select securities from the Underlying Index to obtain a representative sample of municipal securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as duration, maturity, credit quality, yield and coupon. The Adviser generally expects the Fund to hold less than the total number of securities in the

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Underlying Index but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective (currently, the Fund expects to hold approximately 20 to 30 bonds out of the 297 bonds in the Underlying Index).

Index Methodology

The Merrill Lynch California Insured Long-Term Core Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by California or Puerto Rico, or their political subdivisions, in the U.S. domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least fifteen years remaining term to final maturity, a fixed coupon, a rating of AAA (based on an average of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and Fitch Ratings, Inc. ("Fitch"), and a minimum amount outstanding of $25 million per maturity. In addition, qualifying securities must be within five years of their original issue date and at least five years from their first call date. Original issue zero coupon bonds, privately issued securities which may be resold only in accordance with Rule 144A of the Securities Act of 1933, as amended (the "Securities Act") ("144A securities"), taxable municipal securities, securities subject to AMT in the hands of noncorporate shareholders, pre-refunded bonds, single and multi-family housing bonds and tobacco bonds are excluded from the Merrill Lynch California Insured Long-Term Core Municipal Securities Index.

Securities that are Index constituents are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily, at the beginning-of-month one-month Libid rate, the rate bid by banks on Eurocurrency deposits (i.e., the rate at which a bank is willing to borrow from other banks), until the end of the month at which point all cash is removed from the Merrill Lynch California Insured Long-Term Core Municipal Securities Index. The Merrill Lynch California Insured Long-Term Core Municipal Securities Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Merrill Lynch California Insured Long-Term Core Municipal Securities Index for the following month.

Issues that no longer meet the criteria during the course of the month remain in the Merrill Lynch California Insured Long-Term Core Municipal Securities Index

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until the next month-end rebalancing at which point they are removed from the Merrill Lynch California Insured Long-Term Core Municipal Securities Index.

The Underlying Index began operations on December 31, 1996. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service ("IRS") determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

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The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

Interest Rate Risk

Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Call Risk

During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Geographic Concentration Risk

The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in California.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its performance generally parallels that of the U.S. economy. Historically, the Puerto Rican economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to U.S. corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may have adverse effects on the economy of Puerto Rico.

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Economic difficulties in the United States and natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

California Municipal Securities Risk

Because the Fund may invest a substantial portion of its assets in California municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of California than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall California municipal market. Provisions of the California Constitution and state statutes that limit the taxing and spending authority of California governmental entities may impair the ability of California issuers to pay principal and/or interest on their obligations. While California's economy is broad, it does have major concentrations in high technology, aerospace and defense-related manufacturing, trade, entertainment, real estate and financial services, and may be sensitive to economic problems affecting those industries. Future California political and economic developments, constitutional amendments, legislative measures, executive orders, administrative regulations, litigation and voter initiatives could have an adverse effect on the debt obligations of California issuers.

Municipal Insurance Risk

A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory

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sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Underlying Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. The Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Underlying Index.

Tax Risk

There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for

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federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in November 2007, the U.S. Supreme Court heard oral arguments in connection with a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide nor when the Supreme Court will render an opinion. However, if the Court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

Passive Investments Risk

Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities), such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund invests in the bonds included in, or representative of, the Underlying Index regardless of their investment merits.

Derivatives Risk

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

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The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on October 11, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500†
Maximum Redemption Transaction Fee(2)	$2,000†
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees(5)	0.35%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses(5)	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$31	$108

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(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Redemption Transaction Fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  The Adviser has contractually agreed to waive 0.07% of its Advisory Fee for its investment advisory services to the Fund through October 31, 2008. After giving effect to such contractual waiver, the Advisory Fee will be 0.28%.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants," or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,761 if the Creation Unit is redeemed after one year, and $27,945 if the Creation Unit is redeemed after three years.

If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

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PowerShares Insured National Municipal Bond Portfolio

Ticker: PZA Intraday NAV Ticker: PZA.IV	CUSIP: 73936T474 Underlying Index: Merrill Lynch Insured National Long-Term Core Municipal Securities Index (Ticker: UICM)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the Merrill Lynch Insured National Long-Term Core Municipal Securities Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax (the "80% policy"). The Fund will normally invest at least 80% of its assets in the securities that comprise the Merrill Lynch Insured National Long-Term Core Municipal Securities Index and generally expects to so invest at least 90% of its assets. The Fund, however, reserves the right to invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in municipal securities not included in the Underlying Index to the extent that the Adviser believes such investments will facilitate the Fund's ability to achieve its investment objective. The Fund's investment objective is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Merrill Lynch Insured National Long-Term Core Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade insured tax-exempt debt publicly issued by a U.S. State, or its political subdivision, in the U.S. domestic market and includes approximately 677 securities. The Merrill Lynch Insured National Long-Term Core Municipal Securities Index is adjusted monthly.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index. The Adviser will use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to select securities from the Underlying Index to obtain a representative sample of municipal securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as duration, maturity, credit quality, yield and coupon. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index but reserves the right to hold as many securities as it believes

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necessary to achieve the Fund's investment objective (currently, the Fund expects to hold approximately 50 to 60 bonds out of the 677 bonds in the Underlying Index).

Index Methodology

The Merrill Lynch Insured National Long-Term Core Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade insured tax-exempt debt publicly issued by U.S. States, or their political subdivisions, included in the U.S. domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least 20 years remaining on their term to final maturity, a fixed coupon, a rating of AAA (based on an average of Moody's, S&P and Fitch), and a minimum principal amount outstanding of $25 million per maturity ($50 million prior to January 2005). In addition, qualifying securities must be within three years of their original issue date and at least five years from their first call date. Original issue zero coupon bonds, 144A securities, taxable municipal securities, securities subject to AMT in the hands of noncorporate shareholders, pre-refunded bonds, single and multi-family housing and tobacco bonds are excluded from the Merrill Lynch Insured National Long-Term Core Municipal Securities Index.

Securities that are Index constituents are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily, at the beginning-of-month one-month Libid rate, which is the rate bid by banks on Eurocurrency deposits (i.e., the rate at which a bank is willing to borrow from other banks), until the end of the month at which point all cash is removed from the Merrill Lynch Insured National Long-Term Core Municipal Securities Index. The Merrill Lynch Insured National Long-Term Core Municipal Securities Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Merrill Lynch Insured National Long-Term Core Municipal Securities Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Merrill Lynch Insured National Long-Term Core Municipal Securities Index until the next month-end rebalancing at which point they are removed from the Merrill Lynch Insured National Long-Term Core Municipal Securities Index.

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The Underlying Index began operations on December 31, 1996. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

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Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

Interest Rate Risk

Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Municipal Insurance Risk

A substantial portion of the municipal securities held by the Fund will be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or

17

more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Call Risk

During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund's use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. The Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Underlying Index.

18

Tax Risk

There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in November 2007, the U.S. Supreme Court heared oral arguments in connection with a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide nor when the Supreme Court will render an opinion. However, if the Court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

Passive Investments Risk

Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities), such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund invests in the bonds included in, or representative of, the Underlying Index regardless of their investment merits.

Derivatives Risk

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

19

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on October 11, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500 †
Maximum Redemption Transaction Fee(2)	$2,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees(5)	0.35%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses(5)	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$31	$108

20

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  The Adviser has contractually agreed to waive 0.07% of its Advisory Fee for its investment advisory services to the Fund through October 31, 2008. After giving effect to such contractual waiver, the Advisory Fee will be 0.28%.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,761 if the Creation Unit is redeemed after one year, and $27,945 if the Creation Unit is redeemed after three years.

If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

21

PowerShares Insured New York Municipal Bond Portfolio

Ticker: PZT Intraday NAV Ticker: PZT.IV	CUSIP: 73936T458 Underlying Index: Merrill Lynch New York Insured Long-Term Core Municipal Securities Index (Ticker: UINY)

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in insured municipal securities that are exempt from federal income tax, New York State income tax and New York City income tax (the "80% policy"). The Fund will normally invest at least 80% of its assets in the securities that comprise the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index and generally expects to so invest at least 90% of its assets. The Fund, however, reserves the right to invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in municipal securities not included in the Underlying Index to the extent that the Adviser believes such investments will facilitate the Fund's ability to achieve its investment objective. The Fund's investment objective is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Merrill Lynch New York Insured Long-Term Core Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by New York or Puerto Rico, or their political subdivisions, in the U.S. domestic market and includes approximately 150 securities. The Merrill Lynch New York Insured Long-Term Core Municipal Securities Index is adjusted monthly.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index. The Adviser will use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to select securities from the Underlying Index to obtain a representative sample of municipal securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as duration, maturity, credit quality, yield and coupon. The Adviser generally expects the Fund to hold less than the total number of securities in the

22

Underlying Index but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective (currently, the Fund expects to hold approximately 17 to 25 bonds out of the 150 bonds in the Underlying Index).

Index Methodology

The Merrill Lynch New York Insured Long-Term Core Municipal Securities Index is designed to track the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by New York or Puerto Rico, or their political subdivisions, included in the U.S. domestic market. Qualifying securities must have an unconditional contractual guaranty by an insurance company for any unpaid interest and principal, at least fifteen years remaining term to final maturity, a fixed coupon, a rating of AAA (based on an average of Moody's, S&P and Fitch), and a minimum principal amount outstanding of $25 million per maturity ($50 million prior to January 2005). In addition, qualifying securities must be within five years of their original issue date and at least five years from their first call date. Original issue zero coupon bonds, 144A securities, taxable municipal securities, securities subject to AMT in the hands of noncorporate shareholders, pre-refunded bonds, single and multi-family housing bonds and tobacco bonds are excluded from the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index.

Securities that are Index constituents are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily, at the beginning-of-month one-month Libid rate, which is the rate bid by banks on Eurocurrency deposits (i.e., the rate at which a bank is willing to borrow from other banks), until the end of the month at which point all cash is removed from the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index. The Merrill Lynch New York Insured Long-Term Core Municipal Securities Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index until the next month-end rebalancing at which point they are removed from the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index.

23

The Underlying Index began operations on December 31, 1996. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

24

Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project.

Interest Rate Risk

Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Call Risk

During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Geographic Concentration Risk

The Fund will be less diversified geographically than a fund investing across many states and therefore has greater exposure to adverse economic and political changes in New York.

Puerto Rican Municipal Securities Risk

Adverse market, political, economic or other conditions or developments within Puerto Rico may negatively affect the value of the Fund's holdings in Puerto Rican municipal obligations. The Puerto Rican economy is reliant on manufacturing, services and tourism and its performance generally parallels that of the U.S. economy. Historically, the Puerto Rican economy has benefited from tax incentives contained in the Internal Revenue Code that allowed tax credits to U.S. corporations operating in Puerto Rico. However, these incentives were phased out in 2006. This may have adverse effects on the economy of Puerto Rico. Economic difficulties in the United States and natural disasters in Puerto Rico could adversely impact the overall economy of Puerto Rico.

25

New York Municipal Securities Risk

Because the Fund may invest a substantial portion of its assets in New York municipal securities, the Fund will have greater exposure to negative political, economic and statutory factors within the State of New York than a fund that invests in a broader base of securities. Unfavorable developments in any economic sector may have a substantial impact on the overall New York municipal market. Certain issuers of New York municipal bonds have experienced serious financial difficulties in the past and reoccurrence of these difficulties may impair the ability of certain New York issuers to pay principal or interest on their obligations. The financial health of New York City affects that of the state, and when New York City experiences financial difficulty it may have an adverse affect on New York municipal bonds held by such Fund. The growth rate of New York has at times been somewhat slower than the nation overall. The economic and financial condition of New York also may be affected by various financial, social, economic and political factors.

Municipal Insurance Risk

A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

26

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Index Tracking Risk

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund's use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. The Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Underlying Index.

27

Tax Risk

There is no guarantee that the Fund's income will be exempt from federal, state or local income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal, state or local changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them to lose value. In addition, in November 2007, the U.S. Supreme Court heared oral arguments in connection with a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide or when the Supreme Court will render an opinion. However, if the Court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

Passive Investments Risk

Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities), such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund invests in the bonds included in, or representative of, the Underlying Index regardless of their investment merits.

Derivatives Risk

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

28

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on October 11, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500†
Maximum Redemption Transaction Fee(2)	$2,000†
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees(5)	0.35%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses(5)	0.35%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$31	$108

29

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Redemption Transaction Fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  The Adviser has contractually agreed to waive 0.07% of its Advisory Fee for its investment advisory services to the Fund through October 31, 2008. After giving effect to such contractual waiver, the Advisory Fee will be 0.28%.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $8,761 if the Creation Unit is redeemed after one year, and $27,945 if the Creation Unit is redeemed after three years.

If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

30

PowerShares VRDO Tax-Free Weekly Portfolio

Ticker: PVI Intraday NAV Ticker: PVI.IV	CUSIP: 73936T433 Underlying Index: Thomson Municipal Market Data VRDO Index (Ticker: PVIX)

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Thomson Municipal Market Data VRDO Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in variable rate demand obligation ("VRDO") bonds that are exempt from federal income tax with interest rates that are reset weekly (the "80% policy"). The Fund will normally invest at least 80% of its assets in the securities that comprise the Thomson Municipal Market Data VRDO Index and generally expects to so invest at least 90% of its assets. The Fund, however, reserves the right to invest up to 20% of its assets in certain futures, options and swap contracts, cash and cash equivalents, including money market funds, as well as in VRDO securities not included in the Underlying Index to the extent that the Adviser believes such investments will facilitate the Fund's ability to achieve its investment objective. Securities included in the Thomson Municipal Market Data VRDO Index will be selected by Municipal Market Data, a unit of Thomson Financial Services (the "Index Provider"). The Fund's investment objective is non-fundamental and requires 60 days' prior written notice to shareholders before it can be changed.

The Thomson Municipal Market Data VRDO Index is designed to track the performance of tax-exempt VRDO bonds and includes approximately 565 securities. The Thomson Municipal Market Data VRDO Index is adjusted quarterly.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Underlying Index. The Adviser will use a "sampling" methodology in seeking to achieve the Fund's investment objective. Sampling involves the use of quantitative analysis to select securities from the Underlying Index to obtain a representative sample of municipal securities that have in the aggregate investment characteristics similar to the Underlying Index based on such factors as duration, maturity, credit quality, yield and coupon. The Adviser generally expects the Fund to hold less than the total number of securities in the Underlying Index but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective (currently, the Fund expects to hold approximately 25 bonds out of the 565 bonds in the Underlying Index).

31

Index Methodology

The Thomson Municipal Market Data VRDO Index includes a pool of tax-exempt short-term VRDOs issued by municipalities in the United States that reset interest rates on a weekly basis. Qualifying securities must: (a) have a minimum amount outstanding of $50 million; (b) reset interest rates on a weekly basis; (c) have a monthly coupon payment; and (d) be either insured or supported by a letter of credit ("LOC") from a high quality bank, as determined by the Index Provider (credit rating of the bank issuing the LOC must be AA or better), and must be rated by at least one credit agency. AMT issues related to noncorporate shareholders, taxable issues and derivatives are excluded from the Underlying Index.

The constituents of the Underlying Index are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily. The Underlying Index is rebalanced on the last business day of each calendar quarter. Issues that meet the qualifying criteria are included in the Underlying Index for the following quarter. Issues that no longer meet the qualifying criteria during the course of a quarter remain in the Underlying Index until the next quarter-end rebalancing, at which point they are removed from the Underlying Index.

The Underlying Index began operations on October 31, 2007. Valuation data regarding the Underlying Index is available via Thomson Financial Services.

Information about VRDOs

Variable rate demand obligations are floating rate securities. Generally, the terms of a VRDO provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. The VRDOs in which the Fund invests have maturities of up to 40 years and pay interest monthly or quarterly based on a floating rate that is reset weekly based on an index of short-term municipal rates. The Fund anticipates that it will purchase VRDOs at their par values.

VRDOs have a put feature, which allows the holder of the put to sell the security for an amount equal to its par value plus accrued interest on any date on which the interest rate is reset (either weekly or monthly), usually with one or seven days notice.

32

VRDOs are put back to a bank or other entity that serves as a liquidity provider (the "Remarketing Agent"), rather than the issuer. The Remarketing Agent tries to resell those VRDOs or, failing that, holds them in its own inventory. VRDOs commonly are either secured by letters of credit from the Remarketing Agent or a bank, and/or bond insurance. Generally, the issuers of VRDOs reserve the option to convert a VRDO to a fixed rate instrument. If a VRDO that the Fund held was to convert to a fixed rate instrument, the security would be excluded from the Underlying Index.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Municipal Securities Risk

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions or the bankruptcy of the issuer could have a significant effect on an issuer's ability to make payments of principal and/or interest.

Municipal securities can be significantly affected by political changes as well as uncertainties in the municipal market related to taxation, legislative changes or the rights of municipal security holders. Because many securities are issued to finance similar projects, especially those relating to education, health care, transportation and utilities, conditions in those sectors can affect the overall municipal market. In addition, changes in the financial condition of an individual municipal insurer can affect the overall municipal market.

Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the project or assets or the inability to collect revenues for the project or from the assets. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become taxable and the security could decline significantly in value.

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be

33

harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for the Fund to value accurately than securities of public corporations. Since the Fund invests a significant portion of its portfolio in municipal securities, the Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities. The Index Provider relies on the bond issuer's prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment.

Variable Rate Debt Obligations Risk

There may not be an active secondary market with respect to particular variable rate instruments in which the Fund invests, which could make it difficult for the Fund to dispose of a variable rate instrument if the issuer and/or the Remarketing Agent defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

Credit Risk

Credit risk refers to the possibility that the issuer of a security will be unable or unwilling to make interest payments and/or repay the principal on its debt. In the case of revenue bonds, notes or commercial paper, for example, the credit risk is the possibility that the user fees from a project or other specified revenue sources are insufficient to meet interest and/or principal payment obligations. Private activity bonds used to finance projects, such as industrial development and pollution control, may also be negatively impacted by the general credit of the user of the project. In addition, there is a risk that the Remarketing Agent will be unwilling or unable to purchase the VRDO securities in which the Fund invests at their par value, pursuant to their put feature. Certain private activity bonds may be subject to AMT.

Interest Rate Risk

Interest rate risk is the risk that the value of bonds will fall if interest rates increase. These securities typically fall in value when interest rates rise and rise in value when interest rates fall. Bonds with longer periods before maturity are often more sensitive to interest rate changes.

Call Risk

During periods of falling interest rates, an issuer of a callable bond may "call" or repay a security before its stated maturity, which may result in the Fund having

34

to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund's income.

Municipal Insurance Risk

A substantial portion of the municipal securities held by the Fund may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding are insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of bonds than are in the Underlying Index. As a result, an adverse development respecting an issuer of bonds held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the bonds in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

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Index Tracking Risk

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund's use of a representative sampling indexing strategy can be expected to result in greater tracking error than if the Fund used a replication indexing strategy. "Replication" is an indexing strategy in which a fund invests in substantially all of the securities in its underlying index in approximately the same proportions as in the underlying index. The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to the Index and incurs costs in buying and selling securities; especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Index. In addition, the Fund's use of a representative sampling approach may cause the Fund to not be as well correlated with the return of the Index as would be the case if the Fund purchased all of the securities in the Index in the proportions represented in the Index. The performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions (such as diversification requirements that apply to the Fund but not to the Underlying Index). In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions. The Fund may not be fully invested at times either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. The need to comply with the diversification and other requirements of the Internal Revenue Code may also impact the Fund's ability to replicate the performance of the Underlying Index.

Tax Risk

There is no guarantee that the Fund's income will be exempt from federal or state income taxes. Events occurring after the date of issuance of a municipal bond or after the Fund's acquisition of a municipal bond may result in a determination that interest on that bond is includible in gross income for federal income tax purposes retroactively to its date of issuance. Such a determination may cause a portion of prior distributions by the Fund to its shareholders to be taxable to those shareholders in the year of receipt. Federal or state changes in income or alternative minimum tax rates or in the tax treatment of municipal bonds may make municipal bonds less attractive as investments and cause them

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to lose value. In addition, in November 2007, the U.S. Supreme Court heard oral arguments in connection with a case that challenges whether it is permissible for a state to tax interest payments from bonds issued by out-of-state municipal entities while exempting from tax interest payments from bonds issued by the state itself or other in-state municipalities. It is not known what the Supreme Court will decide nor when the Supreme Court will render an opinion. However, if the Court finds that differential treatment of interest income from in-state and out-of-state bonds is impermissible, the value of bonds held by the Fund could decline and the tax advantage of owning a fund investing in municipal bonds could be diminished.

Passive Investments Risk

Unlike many investment companies, the Fund is not actively "managed." Therefore, unless a specific security is removed from the Underlying Index, the Fund generally would not sell a security because the security's issuer was in financial trouble. An investment in the Fund involves risks similar to those of investing in any fund of fixed income securities (particularly municipal securities), such as market fluctuations caused by such factors as economic and political developments, changes in interest rates and perceived trends in security prices. The Fund invests in the bonds included in, or representative of, the Underlying Index regardless of their investment merits.

Derivatives Risk

A derivative is a financial contract the value of which depends on, or is derived from, the value of an underlying asset such as a security or an index. The Fund may invest in futures contracts and other derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund's losses may be greater if it invests in derivatives than if it invests only in conventional securities.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment

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in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on November 15, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500 †
Maximum Redemption Transaction Fee(2)	$2,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.25%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$80

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement,

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distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $7,398 if the Creation Unit is redeemed after one year, and $21,122 if the Creation Unit is redeemed after three years.

If a Creation Unit is redeemed for cash, a variable fee of up to four times the standard Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

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Additional Investment Strategies

Each Fund may invest up to 20% of its assets in municipal securities not included in the Underlying Index, in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index), and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Funds in seeking performance that corresponds to its Underlying Index and in managing cash flows.

Each of the policies described herein, excluding the 80% policy for each of the Funds, constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Fund shareholders will be given 60 days' prior written notice of any change in a Fund's investment objective noted above. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend their portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of the Funds will continue to be met or will remain unchanged.

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Fluctuation of Net Asset Value

The NAV of a Fund's Shares generally fluctuates with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, the Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, the Fund will bear the risk of loss of any cash collateral that it invests.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

Management of the Fund

PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Exchange-Traded Fund Trust II, also known as PowerShares XTF II, the PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management in excess of $12.57 billion as of January 31, 2008. PowerShares XTF II is currently comprised of 28 exchange-traded funds.

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On September 18, 2006, Invesco PLC acquired PowerShares Capital Management LLC. Invesco PLC is an independent global investment manager. With approximately $500 billion in assets under management (as of December 31, 2007) and offices in 20 countries, Invesco PLC is a leading independent global investment manager, dedicated to helping people worldwide build their financial security. Operating under the A I M, A I M Trimark, Atlantic Trust, Invesco, Invesco Perpetual, PowerShares and WL Ross & Co. brands, Invesco PLC strives to deliver outstanding products and services through a comprehensive array of enduring investment solutions for our retail, institutional and private weather management clients around the world. Invesco PLC's stock listing is on the London Stock Exchange in the form of Ordinary Shares that are a component of the FTSE 100 Index. The stock is also listed on the New York Stock Exchange in the form of American Depositary Shares (ADS) as well as on the Toronto Stock Exchange stock exchange with symbol "IVZ."

PowerShares Capital Management LLC has overall responsibility as the Fund's investment adviser for the selection and ongoing monitoring of the Fund's investments, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Fund. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") responsible for the day-to-day management of each Fund. The team of Portfolio Managers who are currently responsible for the day-to-day management of each Fund's portfolio are Philip Fang, Peter Hubbard, Jeffrey Kernagis and Rudolf Reitmann. Philip Fang acts as lead Portfolio Manager for the Funds and reports to Mr. Southard. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

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Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002. Prior to this, Mr. Southard was a Vice President, Portfolio Manager and Equity Analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001.

Philip Fang is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Prior to joining the Adviser, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was a Research Analyst and Trader for Ritchie Capital from September 2003 to May 2005.

Jeffrey W. Kernagis is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

Rudolf Reitmann is the Vice President of Operations Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Reitmann has been the Vice President of Operations Management of the Adviser since October 2006. Prior to joining the Adviser, Mr. Reitmann worked as Assistant Vice President of ETF Services for The Bank of New York Mellon Corporation from July 1996 to September 2006.

The Funds' Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

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The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets. For its services, the Adviser receives a unitary management fee from the Fund which accrues daily and is payable monthly.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing service for the Funds.

A discussion regarding the Board of Trustees' basis for approving the Investment Advisory Agreement is available in the annual report to shareholders for the period ending October 31, 2007.

How to Buy and Sell Shares

The Shares are issued or redeemed by the Funds at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of the Funds in the secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots" at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Funds' Shares trade on the AMEX under the following AMEX symbols:

Fund	Symbol
PowerShares Insured California Municipal Bond Portfolio	PWZ

PowerShares Insured National Municipal Bond Portfolio	PZA

PowerShares Insured New York Municipal Bond Portfolio	PZT

PowerShares VRDO Tax-Free Weekly Portfolio	PVI

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Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 Shares, as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchange intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of a Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to the accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In

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establishing this policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board noted that the Funds' Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in a Fund's trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds imposes transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, and with respect to the redemption fees, the fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Purchase

Creation Units of the Funds generally will be sold for cash only, calculated based on the NAV per share multiplied by the number of shares representing a

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Creation Unit ("Deposit Cash"), plus a fixed transaction fee as discussed below. The Funds also reserve the right to permit or require Creation Units to be issued in-kind. If in-kind Creations are permitted or required, an investor must deposit a designated portfolio of municipal securities ("Deposit Securities") and a cash payment referred to as the "Cash Component." The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable to the securities held by the applicable Fund. The list of the names and the numbers of shares of the Deposit Securities and Fund portfolio holdings information is made available by the Funds' custodian through the facilities of the National Securities Clearing Corporation ("NSCC") immediately prior to the opening of business each day of the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities. When accepting purchases of Creation Units for cash, the Fund may incur additional costs associated with the acquisition of portfolio securities that would otherwise be provided by an in-kind purchaser.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of the Funds and must be received by the principal underwriter in proper form no later than the close of regular trading on the New York Stock Exchange (the "NYSE") (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed Creation Transaction Fee of $500 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction.

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Shares of the Funds may be issued in advance of receipt of all Deposit Securities, if applicable, subject to various conditions, including a requirement to maintain on deposit with the Funds cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption

The Funds' custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Funds' portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). The Adviser expects Fund Securities should correspond pro rata to the extent practicable to the securities held by the Fund; however, Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for the Funds, the redemption proceeds consist of the Funds' Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Funds' Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Funds' Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of the Funds' may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. New York time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed Redemption Transaction Fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction.

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An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses to the extent that redemptions are for cash. The Funds reserve the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, the Funds may, in their discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the Exchange, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. The Funds may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. Dividends paid by the Funds that are properly designated as exempt-interest dividends will not be subject to federal income tax. The Funds intend to invest their assets in a manner such that a significant portion of its dividend distributions to shareholders will generally be exempt from federal income taxes (interest paid on municipal

49

securities, however, may be subject to the AMT in the hands of corporate shareholders). Depending on a shareholder's state of residence, exempt-interest dividends from interest earned on municipal securities of a state or its political subdivisions may be exempt in the hands of such shareholder from income tax in that state. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for tax-free treatment for such shareholder.

Distributions from the Funds' net investment income (other than net tax-exempt income), including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable to you as ordinary income. In general, non tax-exempt distributions are subject to federal income tax when they are paid, regardless of whether you take them in cash or reinvest them in the applicable Fund. Distributions reinvested in additional Shares of a Fund through the means of the dividend reinvestment service will be taxable dividends to shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by the Funds to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Funds and the shareholder. Without future Congressional Action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011, and all dividends will be taxed at ordinary income rates.

If you lend your Fund Shares pursuant to securities lending or similar arrangements you may lose the ability to treat Fund dividends (paid while the Shares are held by the borrower) as tax-exempt income. Also, interest on indebtedness incurred by a shareholder to purchase or carry Shares of the Funds will not be deductible for federal income tax purposes. You should consult your financial intermediary or tax adviser before entering into such arrangements.

Exempt-interest dividends from the Funds are taken into account in determining the taxable portion of any Social Security or railroad retirement benefits that you receive.

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Distributions in excess of the Funds' current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce the Funds' NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

Any market discount recognized by a Fund on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Fund to include the market discount in income as it accrues, gain on the Fund's disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

By law, the Funds must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or Social Security number.

The Funds intend to notify shareholders, generally within 60 days after the close of its taxable year, as to what portion of the Fund's distributions qualify as tax-exempt income, ordinary income and capital gains.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no

51

significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

New York State and City Tax Considerations for the PowerShares Insured New York Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

California State Tax Considerations for the PowerShares Insured California Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California and Puerto Rico tax-exempt securities and certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in certain other obligations which pay interest excludable

52

from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state

53

personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in the Funds. It is not a substitute for personal tax advice. You may also be subject to state and local tax on the Funds' distributions and sales of Funds' Shares. Consult your personal tax advisor about the potential tax consequences of an investment in the Funds' Shares under all applicable tax laws. For more information, please see the Statement of Additional Information section "Taxes."

Distributor

A I M Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares. The Distributor is an affiliate of the Adviser.

Net Asset Value

The Bank of New York Mellon Corporation ("BONY") calculates the Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open, provided that NAV may be calculated as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. The Fund's portfolio of municipal securities is valued by an outside independent pricing service. The pricing service has informed the Trust that in

54

valuing the Fund's portfolio securities it uses both a computerized grid of tax-exempt securities and evaluations by its staff. The Trust's portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. When price quotes are not readily available for other Fund investments, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

Fund Service Providers

BONY 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as legal counsel to the Fund.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10036, serves as the Fund's independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Fund.

Financial Highlights

The financial highlights tables are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request. The PowerShares VRDO Tax-Free Weekly Portfolio had not commenced operations as of October 31, 2007.

55

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") is the Index Provider for the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio. Merrill Lynch is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Merrill Lynch to use each Fund's Underlying Index.

Municipal Market Data, a unit of Thomson Financial Services ("Thomson") is the Index Provider for the PowerShares VRDO Tax-Free Weekly Portfolio. Thomson and the Thomson Municipal Market Data VRDO Index are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. The PowerShares VRDO Tax-Free Weekly Portfolio is not sponsored, endorsed, sold or promoted by Thomson or any of its affiliates or subsidiaries. Thomson and Municipal Market Data, as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Thomson and Municipal Market Data are licensing certain trademarks, the Underlying Index and trade names which are composed by Thomson and Municipal Market Data without regard to the Underlying Index, this product or any investor. The PowerShares VRDO Tax-Free Weekly Portfolio is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Disclaimers

The Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Merrill Lynch Insured National Long-Term Core Municipal Securities Index and the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index are each a trademark of Merrill Lynch and have been licensed for use for certain purposes by the Adviser. The Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index and the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index and the are the Underlying Indexes of the Funds, respectively.

The PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured NewYork Municipal Bond Portfolio are not sponsored, endorsed, sold or promoted by Merrill Lynch and Merrill Lynch does not make any representation regarding the advisability of investing in Shares of the Funds.

There is no relationship between Merrill Lynch and the Distributor, the Adviser or the Trust other than a license by Merrill Lynch to the Adviser of certain marks, trademarks and tradenames, and the Merrill Lynch California Insured

56

PowerShares Insured California Municipal Bond Portfolio

Financial Highlights

	For the Period October 11, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.90
Net investment income**	0.06
Net realized and unrealized gain on investments	0.01
Total from operations	0.07	(a)
Undistributed net investment income included in price of units issued and redeemed**	—	(b)
Net asset value at end of period	$24.97
TOTAL RETURN***	0.28%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,487
Ratio to average net assets of:
Expenses	0.28	%†
Net investment income	3.90	%†
Portfolio turnover rate††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(a)  Due to the timing difference of the investment activities and purchase of shares of beneficial interests activities, the net operating results in the Financial Highlights differ from the "Net decrease in net assets resulting from operations" in the Statements of Operations.

(b)  Amount represents less than $0.005.

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PowerShares Insured National Municipal Bond Portfolio

Financial Highlights

	For the Period October 11, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.92
Net investment income**	0.06
Net realized and unrealized gain on investments	0.07
Total from operations	0.13
Undistributed net investment income included in price of units issued and redeemed**	—	(a)
Net asset value at end of period	$25.05
TOTAL RETURN***	0.52%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,525
Ratio to average net assets of:
Expenses	0.28	%†
Net investment income	3.96	%†
Portfolio turnover rate††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(a)  Amount represents less than $0.005.

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PowerShares Insured New York Municipal Bond Portfolio

Financial Highlights

	For the Period October 11, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.84
Net investment income**	0.05
Net realized and unrealized gain on investments	0.06
Total from operations	0.11	(a)
Undistributed net investment income included in price of units issued and redeemed**	—	(b)
Net asset value at end of period	$24.95
TOTAL RETURN***	0.44%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$14,971
Ratio to average net assets of:
Expenses	0.28	%†
Net investment income	3.83	%†
Portfolio turnover rate††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(a)  Due to the timing difference of the investment activities and purchase of shares of beneficial interests activities, the net operating results in the Financial Highlights differ from the "Net decrease in net assets resulting from operations" in the Statements of Operations.

(b)  Amount represents less than $0.005.

59

Index Providers

Long-Term Core Municipal Securities Index, the Merrill Lynch Insured National Long-Term Core Municipal Securities Index and the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, for use by the Adviser. Such trademarks, tradenames and Underlying Indexes have been created and developed by Merrill Lynch without regard to the Distributor, Adviser, the Trust, their businesses, the Underlying Indexes and/or any prospective investor.

"Merrill Lynch," "Merrill Lynch California Insured Long-Term Core Municipal Securities Index," "Merrill Lynch Insured National Long-Term Core Municipal Securities Index "and "Merrill Lynch New York Insured Long-Term Core Municipal Securities Index" are reprinted with permission. ©Copyright 2007 Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved. "Merrill Lynch," "Merrill Lynch California Insured Long-Term Core Municipal Securities Index," "Merrill Lynch Insured National Long-Term Core Municipal Securities Index" and "Merrill Lynch New York Insured Long-Term Core Municipal Securities Index" are service marks of Merrill Lynch and have been licensed for use for certain purposes by PowerShares Capital Management LLC. PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio are based on the Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index and Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, respectively, and are not sponsored, endorsed, sold or promoted by Merrill Lynch. Merrill Lynch, as Index Provider for the PowerShares Insured California Municipal Bond Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index and PowerShares Insured New York Municipal Bond Index, makes no representation, express or implied, regarding the advisability of investing in these PowerShares' products or the Underlying Merrill Lynch Indexes and does not guarantee the quality, accuracy or completeness of the Underlying Merrill Lynch Indexes or any Index related data included herein or derived therefrom and assumes no liability in connection with their use. As the Index Provider, Merrill Lynch is licensing certain trademarks, the Underlying Indexes and trade names which are composed by Merrill Lynch without regard to PowerShares, the Trust, the PowerShares' products or any investor.

The PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio (and their Shares) are not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated, any affiliate of Merrill Lynch or any other party involved in, or related to, making or

60

compiling the Merrill Lynch California Insured Long- Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index and Merrill Lynch New York Insured Long-Term Core Municipal Securities Index. The Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index and Merrill Lynch New York Insured Long-Term Core Municipal Securities Index are the exclusive property of Merrill Lynch. "Merrill Lynch California Insured Long-Term Core Municipal Securities Index," "Merrill Lynch Insured National Long-Term Core Municipal Securities Index" and "Merrill Lynch New York Insured Long-Term Core Municipal Securities Index" are service marks of Merrill Lynch and have been licensed for use for certain purposes by PowerShares Insured Capital Management LLC. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index or Merrill Lynch New York Insured Long-Term Core Municipal Securities Index makes any representation or warranty, express or implied, to the owners of the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio or PowerShares Insured New York Municipal Bond Portfolio particularly or the ability of the Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index or Merrill Lynch New York Insured Long-Term Core Municipal Securities Index to track the corresponding market performance. Merrill Lynch is the licensor of certain trademarks, trade names and service marks of Merrill Lynch and of the Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index and Merrill Lynch New York Insured Long-Term Core Municipal Securities Index, which are determined, composed and calculated by Merrill Lynch without regard to PowerShares Capital Management LLC, the sponsor of the PowerShares Insured California Municipal Bond Portfolio or PowerShares Insured National Municipal Bond Portfolio or PowerShares Insured New York Municipal Bond Portfolio or the owners of PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other

61

party involved in, or related to, making or compiling the Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index or Merrill Lynch New York Insured Long-Term Core Municipal Securities Index is responsible for or has participated in the determination of the timing of, prices at, or quantities of the Shares of PowerShares Insured California Municipal Bond Portfolio or PowerShares Insured National Municipal Bond Portfolio or PowerShares Insured New York Municipal Bond Portfolio to be issued or in the determination or calculation of the equation by which Shares in the PowerShares Insured California Municipal Bond Portfolio or PowerShares Insured National Municipal Bond Portfolio or PowerShares Insured New York Municipal Bond Portfolio are to be redeemable for cash. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch California Insured Long-Term Core Municipal Securities Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index or Merrill Lynch New York Insured Long-Term Core Municipal Securities Index has any obligation or liability in connection with the administration, marketing or trading of the PowerShares Insured California Municipal Bond Index, Merrill Lynch Insured National Long-Term Core Municipal Securities Index or PowerShares Insured New York Municipal Bond Index.

NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE

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MUNICIPAL SECURITIES INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES CAPITAL MANAGEMENT LLC, POWERSHARES EXCHANGE-TRADED FUND TRUST II, OWNERS OF THE POWERSHARES INSURED CALIFORNIA MUNICIPAL BOND PORTFOLIO, POWERSHARES INSURED NATIONAL MUNICIPAL BOND PORTFOLIO OR POWERSHARES INSURED NEW YORK MUNICIPAL BOND PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR ANY DATA INCLUDED THEREIN. NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH CALIFORNIA INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX, MERRILL LYNCH INSURED NATIONAL LONG-TERM CORE MUNICIPAL SECURITIES INDEX OR MERRILL LYNCH NEW YORK INSURED LONG-TERM CORE MUNICIPAL SECURITIES INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS

63

BETWEEN MERRILL LYNCH AND POWERSHARES CAPITAL MANAGEMENT LLC.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote these products without first contacting Merrill Lynch to determine whether Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with Merrill Lynch without the written permission of Merrill Lynch.

The PowerShares VRDO Tax-Free Weekly Portfolio is not sponsored, endorsed, sold or promoted by Thomson or any subsidiary or affiliate of Thomson, including Municipal Market Data. The Thomson Municipal Market Data VRDO Index is the exclusive property of Thomson. "Thomson" and "Municipal Market Data" are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index makes any representation or warranty, express or implied, concerning the Underlying Index, the Fund or the advisability of investing in securities generally. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation to take the needs of the Fund, the Adviser, or its clients into consideration in determining, composing or calculating the Underlying Index. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of the Product.

NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE

64

UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THOMSON, ANY AFFILIATE OF THOMSON OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THOMSON AND THE ADVISER, THE FUND OR THE DISTRIBUTOR.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Thomson trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Thomson to determine whether Thomson's permission is required. Under no circumstances may any person or entity claim any affiliation with Thomson without the written permission of Thomson.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's net asset value. Net asset value, or "NAV," is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is

65

determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended October 31, 2007. The PowerShares VRDO Tax-Free Weekly Portfolio had not commenced operations as of October 31, 2007.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

PowerShares Insured California Municipal Bond Portfolio*

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	13.33%
Between 0.25% and 0.5%	40.01%
Between 0.0% and 0.25%	33.33%
Between -0.25% and 0.0%	13.33%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

*  Commenced operations on October 11, 2007

66

PowerShares Insured National Municipal Bond Portfolio*

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	13.33%
Between 0.25% and 0.5%	6.67%
Between 0.0% and 0.25%	60.00%
Between -0.25% and 0.0%	13.33%
Between -0.25% and -0.5%	6.67%
Greater than -0.5%	0.00%
Total	100.00%

PowerShares Insured New York Municipal Bond Portfolio*

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	6.66%
Between 0.25% and 0.5%	20.00%
Between 0.0% and 0.25%	40.00%
Between -0.25% and 0.0%	26.67%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	6.67%
Total	100.00%

*  Commenced operations on October 11, 2007

Total Return Information

The table below presents information about the total return of each Underlying Index in comparison to the total return of the Funds. The information shown for the Funds is for the fiscal year ended October 31, 2007. The PowerShares VRDO Tax-Free Weekly Portfolio had not commenced operations as of October 31, 2007 and therefore does not have total return information.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. Average annual total return information will be provided in the Funds' next annual update when such Fund completes a full fiscal year of operations. "Cumulative total returns" represent the total change in value of an investment over the period indicated. Each Fund's per Share net asset value or "NAV" is the value of one Share of the Fund as calculated in

67

accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per Share of each Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which each Fund is listed for trading, as of the time that each Fund's NAV is calculated. Since the Fund's Shares typically do not trade in the secondary market until several days after each Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of each Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of the Funds. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

Cumulative Annual Total Returns Since Inception through October 31, 2007*
PowerShares Insured California Municipal Bond Portfolio (At NAV)	0.28%
PowerShares Insured California Municipal Bond Portfolio (At Market)	-0.56%
Merrill Lynch California Insured Long-Term Core Municipal Securiites Index	0.31%
PowerShares Insured National Municipal Bond Portfolio (At NAV)	0.52%
PowerShares Insured National Municipal Bond Portfolio (At Market)	-0.66%
Merrill Lynch Insured National Long-Term Municipal Securities Index	0.30%
PowerShares Insured New York Municipal Bond Portfolio (At NAV)	0.44%
PowerShares Insured New York Municipal Bond Portfolio (At Market)	-0.50%
Merrill Lynch New York Insured Long-Term Core Municipal Securities Index	0.35%

*  The PowerShares VRDO Tax-Free Weekly Portfolio had not commenced operations as of October 31, 2007.

68

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Fund. Registered investment companies are permitted to invest in the Fund beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust on behalf of the Fund.

Continuous Offering

The method by which Creation Unit Aggregations of Fund's Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Fund on an ongoing basis, a "distribution," as such term is used in the Securities Act, may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary

69

Other Information

secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

70

For More Information

For more detailed information on the Trust, the Fund and the Shares, you may request a copy of the Funds' Statement of Additional Information. The Statement of Additional Information provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the Statement of Additional Information, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders, as applicable. In the Funds' Annual Report, as applicable, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Fund or Shares or you wish to obtain the Statement of Additional Information or Annual and/or Semi-Annual Report free of charge, or to make Shareholder inquiries please:

Call:  AIM Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o AIM Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
Visit: www.powershares.com

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Fund are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

No person is authorized to give any information or to make any representations about the Fund and its Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

71

PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.powershares.com

P-PS-PRO-9

PowerShares Exchange-Traded Fund Trust II

  PowerShares 1-30 Laddered Treasury Portfolio  –  PLW

  PowerShares Emerging Markets Sovereign Debt Portfolio  –  PCY

  PowerShares High Yield Corporate Bond Portfolio  –  PHB

  PowerShares Preferred Portfolio  –  PGX

PowerShares Exchange-Traded Fund Trust II (the "Trust") is a registered investment company consisting of 28 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to four funds of the Trust, the PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio (each a "Fund" and, together, the "Funds").

The Funds' shares (the "Shares") are listed on the American Stock Exchange LLC ("AMEX" or the "Exchange"). Market prices for the Shares may be different from their net asset value ("NAV"). The PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio issue and redeem Shares only in large blocks consisting of 200,000 Shares, and the PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio issue and redeem Shares only in large blocks consisting of 100,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Any representation to the contrary is a criminal offense.

Prospectus dated February 29, 2008

NOT FEDERAL DEPOSIT INSURANCE CORPORATION ("FDIC") INSURED. MAY LOSE VALUE. NO BANK GUARANTEE.

4	Introduction – PowerShares Exchange-Traded Fund Trust II

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares 1-30 Laddered Treasury Portfolio

11	PowerShares Emerging Markets Sovereign Debt Portfolio

20	PowerShares High Yield Corporate Bond Portfolio

29	PowerShares Preferred Portfolio

38	Additional Investment Strategies

39	Additional Risks

41	Portfolio Holdings

41	Management of the Funds

43	How to Buy and Sell Shares

46	Creations, Redemptions and Transaction Fees

48	Dividends, Distributions and Taxes

51	Distributor

51	Net Asset Value

52	Fund Service Providers

52	Financial Highlights

55	Index Providers

57	Disclaimers

67	Premium/Discount Information

68	Total Return Information

70	Other Information

3

INTRODUCTION – POWERSHARES EXCHANGE-TRADED FUND TRUST II

The Trust is an investment company consisting of 28 separate exchange-traded "index funds." The investment objective of each of the Funds of the Trust is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Funds' Shares are listed and traded on the AMEX. Market prices for the Shares may differ to some degree from their NAV. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities of the Funds.

WHO SHOULD INVEST IN THE FUNDS

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of fixed-income securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike interests in conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund shares are typically only bought and sold at closing NAV. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed, principally in-kind, in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

4

PowerShares 1-30 Laddered Treasury Portfolio

Ticker: PLW Intraday NAV Ticker: PLW.IV	CUSIP: 73936T524 Underlying Index: Ryan/Mergent 1-30 Year Treasury Laddered Index (Ticker: MP, TSYA)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the Ryan/Mergent 1-30 Year Treasury Laddered Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in U.S. Treasury securities. The Fund will normally invest at least 90% of its total assets in the securities that comprise the Ryan/Mergent 1-30 Year Treasury Laddered Index. The Adviser will seek to match the performance of the Ryan/Mergent 1-30 Year Treasury Laddered Index. The Ryan/Mergent 1-30 Year Treasury Laddered Index is a benchmark index that measures potential returns of a theoretical portfolio of U.S. Treasury securities with a yield curve based upon 30 distinct annual maturities. The Ryan/Mergent 1-30 Year Treasury Laddered Index seeks to maintain a continuous maturity laddered portfolio of securities, meaning that securities holdings are scheduled to mature in a proportional, annual sequential pattern. However, if securities with a desired maturity date are not available, a six-month deviation is allowed. Only Treasury auctioned issues with fixed coupon rates that are non-callable are selected. No treasury inflation-protected securities, bills or zero-coupon securities are allowed. Securities included in the Ryan/Mergent 1-30 Year Treasury Laddered Index are selected by Mergent, Inc., ALM Research Solutions, LLC ("ALM") and Ryan Holdings, LLC ("Ryan") (collectively, "Ryan/Mergent" or the "Index Provider"). As of December 31, 2007, the Ryan/Mergent 1-30 Year Treasury Laddered Index included 26 securities. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Ryan/Mergent 1-30 Year Treasury Laddered Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Ryan/Mergent 1-30 Year Treasury Laddered Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Ryan/Mergent 1-30 Year Treasury Laddered Index in proportion to their weightings in the Ryan/Mergent 1-30 Year Treasury Laddered Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the

5

Ryan/Mergent 1-30 Year Treasury Laddered Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Ryan/Mergent 1-30 Year Treasury Laddered Index, purchase securities not in the Ryan/Mergent 1-30 Year Treasury Laddered Index which the Adviser believes are appropriate to substitute for certain securities in the Ryan/Mergent 1-30 Year Treasury Laddered Index or utilize various combinations of other available investment techniques, in seeking to track the Ryan/Mergent 1-30 Year Treasury Laddered Index. The Fund may sell securities that are represented in the Ryan/Mergent 1-30 Year Treasury Laddered Index in anticipation of their removal from the Ryan/Mergent 1-30 Year Treasury Laddered Index or purchase securities not represented in the Ryan/Mergent 1-30 Year Treasury Laddered Index in anticipation of their addition to the Ryan/Mergent 1-30 Year Treasury Laddered Index.

Index Methodology

The Ryan/Mergent 1-30 Year Treasury Laddered Index is an equally weighted index that tracks the performance of a selected basket of U.S. Treasury-auctioned issues with fixed coupon rates which track the performance of the U.S. Treasury yield curve based on 30 distinct annual maturities.

Index Construction

The Ryan/Mergent 1-30 Year Treasury Laddered Index is an equally weighted index of 30 distinct issues with annual maturities from 1-30 years. A February maturity is selected for each annual maturity. If more than one February issue is available, the most liquid issue will be selected based upon market conditions. If no February maturity exists then the most liquid issue closest to that February maturity will be selected with a maximum deviation of six months. Currently, there are no bonds for the years 2032 through 2035. The Underlying Index will overweight the issues in 2031 and 2036 to create average 2032, 2033, 2034 and 2035 maturities. In time, as new U.S. Treasury auctions produce bonds for those four years they will be entered into the Underlying Index and reduce the overweighting in years 2031 and 2036. With that exception, all other issues will be equally weighted. As a bond matures, its proceeds will be reinvested in a 30-year maturity so there will be a continuous maturity "laddered" portfolio of approximately 30 securities.

The Underlying Index began operations on February 28, 2006. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

6

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable and/or unwilling to make timely interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. Securities issued by the U.S. government are subject to limited credit risk; however, securities issued by U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government.

Market Risk

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by the Fund would adversely affect the trading price of the Fund's Shares. This "market risk" is usually greater among fixed-income securities with longer maturities or durations. The Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Ryan/Mergent 1-30 Year Treasury Laddered Index.

7

General Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security unless that security is removed from the Ryan/Mergent 1-30 Year Treasury Laddered Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

8

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How The Fund Has Performed

The Fund commenced operations on October 11, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What Are The Costs Of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses (1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500 †
Maximum Creation/Redemption Transaction Fee(2)	$2,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.25%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.25%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$26	$80

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

9

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC"), if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants" or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $13,797 if the Creation Unit is redeemed after one year, and $41,243 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

10

PowerShares Emerging Markets Sovereign Debt Portfolio

Ticker: PCY Intraday NAV Ticker: PCY.IV	CUSIP: 73936T573 Underlying Index: DB Emerging Market USD Liquid Balanced Index (Ticker: DBLQBLTR)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the DB Emerging Market USD Liquid Balanced Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in emerging markets U.S. dollar-denominated government bonds. The Fund will normally invest at least 90% of its total assets in the securities that comprise the DB Emerging Market USD Liquid Balanced Index. The Adviser will seek to match the performance of the DB Emerging Market USD Liquid Balanced Index. The DB Emerging Market USD Liquid Balanced Index is a benchmark index that measures potential returns of a theoretical portfolio of liquid emerging markets U.S. dollar-denominated government bonds. Deutsche Bank Securities Inc. ("DB" or the "Index Provider") selects zero to three securities from the 22 emerging market countries set forth below that a) is denominated in U.S. dollars, b) is a sovereign bond, c) has more than three years to maturity and d) has an outstanding float of at least $500 million. As of December 31, 2007, the DB Emerging Market USD Liquid Balanced Index included approximately 25 bonds issued by Argentina, Bulgaria, Brazil, Chile, China, Columbia, Indonesia, Korea, Mexico, Panama, Peru, Philippines, Poland, Quatar, Russia, South Africa, Turkey, Ukraine, Uruguay, El Salvador, Vietnam and Venezuela. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The countries in the DB Emerging Market USD Liquid Balanced Index are re-selected on an annual basis and the membership list is rebalanced on a quarterly basis. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the DB Emerging Market USD Liquid Balanced Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the DB Emerging Market USD Liquid Balanced Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the DB Emerging Market USD Liquid Balanced Index in proportion to their weightings in the DB Emerging Market USD Liquid Balanced Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the DB Emerging Market USD Liquid Balanced Index as a whole. There may also be instances in which the Adviser

11

may choose to overweight another security in the DB Emerging Market USD Liquid Balanced Index, purchase securities not in the DB Emerging Market USD Liquid Balanced Index which the Adviser believes are appropriate to substitute for certain securities in the DB Emerging Market USD Liquid Balanced Index or utilize various combinations of other available investment techniques, in seeking to track the DB Emerging Market USD Liquid Balanced Index. The Fund may sell securities that are represented in the DB Emerging Market USD Liquid Balanced Index in anticipation of their removal from the DB Emerging Market USD Liquid Balanced Index or purchase securities not represented in the DB Emerging Market USD Liquid Balanced Index in anticipation of their addition to the DB Emerging Market USD Liquid Balanced Index.

Index Methodology

The DB Emerging Market USD Liquid Balanced Index tracks the performance of a selected basket of liquid emerging markets U.S. dollar-denominated government bonds. The methodology evaluates countries regarding eligibility for inclusion in the DB Emerging Market USD Liquid Balanced Index annually based on a defined set of qualifying criteria established by DB. The membership list is optimized on a quarterly basis based on the criteria described below.

Index Construction

The Underlying Index is constructed in two phases:

The first phase establishes a broad "Underlying Index Membership" which represents all of the bonds eligible for inclusion in the Underlying Index. This list is constructed by first establishing a list of eligible countries, which is done on an annual basis by the Index Provider based on ratings, size, liquidity and other considerations. Once the list of countries is set, the "Underlying Index Membership" is generated by applying the criteria described below to all outstanding bonds.

The second phase of the construction process seeks to both optimize potential performance and liquidity, while limiting turnover within the Underlying Index constituents. This is done by setting a target of 25 bonds (subject to annual review) and selecting the bonds from the "Underlying Index Membership" according to the following criteria:

(1) Each emerging market country with at least one eligible security will be included in the Underlying Index;

12

(2) Each eligible emerging market country included will be given an equal weighting in the Underlying Index on March 1st of each year;

(3) Bonds within each emerging market country are selected on the basis of potential out-performance; and

(4) Within each eligible emerging market country, each bond is given an equal market value weight on March 1st of each year.

The resulting Underlying Index membership consists of zero to three bonds from each eligible emerging market country. The Underlying Index Membership is generated and market values are distributed based on strictly pre-defined rules to balance exposure among all bonds and limit turnover within each eligible emerging market country on a quarterly basis, three business days before June 1, September 1 and December 1 of each year. Market values are only reset between the eligible emerging market countries in the Underlying Index annually.

Each issuer must satisfy all of the following criteria at the time of issuer selection:

(1) It must be from one of the following emerging market countries: Argentina, Bulgaria, Brazil, Chile, China, Colombia, Indonesia, Korea, Mexico, Panama, Peru, Philippines, Poland, Qatar, Russia, South Africa, Turkey, Ukraine, Uruguay, El Salvador, Vietnam and Venezuela. The list of eligible countries is subject to change on an annual basis three business days before March 1st.

(2) Issuer may not be rated "A-" or better by two or more of Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Rating, Inc. ("Fitch") at the time of annual rebalancing.

(3) It must offer at least one eligible bond to enter the Underlying Index. An eligible bond must satisfy all the following criteria at the time of selection:

– Issued in U.S. dollars

– Must be sovereign bond

– More than three years remain to maturity at the time of selection

– Outstanding amount of $500 million or greater

– Fixed coupon bond

– Must not be a Brady Bond, restructured bond, bond in default, floating bond, sinking bond, callable bond or putable bond

13

If an indexed bond defaults during a year, the issuer of the bond is removed from the list of eligible issuers at the end of that rebalancing quarter and will not be eligible to rejoin the Underlying Index until the next annual issuer selection.

The Underlying Index began operations on February 28, 1999. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Fixed-Income Securities Risk

Fixed-income securities are subject to interest rate risk and credit risk. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Debt instruments are subject to varying degrees of credit risk which may be reflected in credit ratings. Securities issued by the U.S. government are subject to limited credit risk; however, securities issued by U.S. government agencies are not necessarily backed by the full faith and credit of the U.S. government.

Market Risk

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the fixed-income securities owned by the Fund would adversely affect the trading price of the Fund's Shares. This "market risk" is usually greater among fixed-income securities with longer maturities or durations. The Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than bonds that make regular interest payments. Because the Fund may invest in these types of fixed-income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

14

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Sovereign Debt Risk

Investments in sovereign debt securities involve special risks. The governmental authority that controls the repayment of the debt may be unwilling or unable to repay the principal and/or interest when due in accordance with the terms of such securities due to: the extent of its foreign reserves; the availability of sufficient foreign exchange on the date a payment is due; the relative size of the debt service burden to the economy as a whole; or the government debtor's policy towards the International Monetary Fund and the political constraints to which a government debtor may be subject. If an issuer of sovereign debt defaults on payments of principal and/or interest, the Fund may have limited legal recourse against the issuer and/or guarantor. In certain cases, remedies must be pursued in the courts of the defaulting party itself, and the Fund's ability to obtain recourse may be limited.

Certain issuers of sovereign debt may be dependent on disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearages on their debt. Such disbursements may be conditioned upon a debtor's implementation of economic reforms and/or economic performance and the timely service of such debtor's obligations. A failure on the part of the debtor to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the government debtor, which may impair the debtor's ability to service its debts on a timely basis. As a holder of government debt, the Fund may be requested to participate in the rescheduling of such debt and to extend further loans to government debtors.

15

Emerging Markets Sovereign Debt Risk

Government obligors in emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. Historically, certain issuers of the government debt securities in which the Fund may invest have experienced substantial difficulties in meeting their external debt obligations, resulting in defaults on certain obligations and the restructuring of certain indebtedness. Such restructuring arrangements have included obtaining additional credit to finance outstanding obligation and the reduction and rescheduling of payments of interest and principal through the negotiation of new or amended credit agreements. As a holder of government debt securities, the Fund may be asked to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the securities in which the Fund will invest will not be subject to restructuring arrangements or to requests for additional credit. In addition, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants, such as the Fund.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the DB Emerging Market USD Liquid Balanced Index.

General Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect

16

changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the DB Emerging Market USD Liquid Balanced Index.

Global Bonds Risk

Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result,

17

changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on October 11, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500 †
Maximum Redemption Transaction Fee(2)	$2,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that

18

the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$51	$160

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $26,563 if the Creation Unit is redeemed after one year, and $81,190 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

19

PowerShares High Yield Corporate Bond Portfolio

Ticker: PHB Intraday NAV Ticker: PHB.IV	CUSIP: 73936T557 Underlying Index: Wachovia High Yield Bond Index (Ticker: WHYI)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of an index called the Wachovia High Yield Bond Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in high yield corporate bonds payable in U.S. dollars. The Fund will normally invest at least 80% of its total assets in the securities that comprise the Wachovia High Yield Bond Index. In addition, the Fund may invest up to 20% of its assets in futures, options, swaps contracts and high yield corporate bonds not included in the Wachovia High Yield Bond Index.The Adviser will seek to match the performance of the Wachovia High Yield Bond Index. The Wachovia High Yield Bond Index is a benchmark index that measures potential returns of a theoretical portfolio of high yield corporate bonds rated below investment grade by Moody's, S&P or Fitch that are issued by U.S. issuers or foreign private issuers organized outside the United States that issue high yield bonds payable in U.S. dollars. All securities included in the Wachovia High Yield Bond Index are registered with the SEC. Securities included in the Wachovia High Yield Bond Index are selected by Wachovia Capital Markets, LLC ("Wachovia Cap Markets" or the "Index Provider"). As of December 31, 2007, the Wachovia High Yield Bond Index included the corporate bonds of 49 issuers with equity market capitalization (for those issuers among the 49 that had publicly traded equity) ranging from between $500 million and $4 billion and that were domiciled in the United States, Bermuda and the Netherlands. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Wachovia High Yield Bond Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Wachovia High Yield Bond Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the Wachovia High Yield Bond Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the Wachovia High Yield Bond Index in proportion to their weightings in the Wachovia High Yield Bond Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a

20

sample of securities in the Wachovia High Yield Bond Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Wachovia High Yield Bond Index, purchase securities not in the Wachovia High Yield Bond Index which the Adviser believes are appropriate to substitute for certain securities in the Wachovia High Yield Bond Index or utilize various combinations of other available investment techniques, in seeking to track the Wachovia High Yield Bond Index. The Fund may sell securities that are represented in the Wachovia High Yield Bond Index in anticipation of their removal from the Wachovia High Yield Bond Index or purchase securities not represented in the Wachovia High Yield Bond Index in anticipation of their addition to the Wachovia High Yield Bond Index.

Index Methodology

The Wachovia High Yield Bond Index tracks the performance of a selected basket of high yield bonds payable in U.S. dollars. The methodology evaluates securities quarterly using an equal-weighting methodology based on a defined set of qualifying criteria established by Wachovia Cap Markets.

Index Construction

Index Eligibility

The Wachovia High Yield Bond Index tracks the performance of a selected basket of high yield bonds payable in U.S. dollars. The Wachovia High Yield Bond Index is composed exclusively of bonds with below investment grade ratings. The Wachovia High Yield Bond Index is composed of the largest issuers in terms of market capitalization (up to 49), that satisfy the criteria summarized below:

– Securities must be disseminated on the Trade Reporting and Compliance Engine ("TRACE"), as set forth below.

– Securities must have a minimum of five years to maturity.

– Securities must maintain a minimum par value of $500 million outstanding.

– Securities must be U.S. dollar-denominated.

– Securities must be rated "below investment grade" by one of Moody's, S&P or Fitch ("below investment grade" means "Ba1" or below by Moody's or "BB+" or below by S&P and Fitch), securities may not be rated investment grade by any

21

one of Moody's, S&P or Fitch and securities may not be rated "D" by any one of Moody's, S&P or Fitch.

– Securities must not be preferred stock, including trust preferred securities characterized as debt, convertible bonds, municipal securities, sovereign securities, repackaged securities, such as asset backed or mortgage backed securities, or securities linked to a security, a basket of securities or an index.

– Securities having a step-up feature, whether paying interest at a fixed or floating rate, are excluded.

– Securities must be reflected on the Bloomberg Professional System® as eligible for settlement through DTC.

Liquidity

TRACE is the Financial Industry Regulatory Agency ("FINRA") system that requires FINRA members to report secondary market transactions in certain eligible fixed-income securities to FINRA. TRACE disseminates trade data to the public via the Bond Trade Dissemination Service ("BTDS") data feed product. TRACE-eligible securities include all U.S. dollar-denominated debt securities and certain preferred securities considered by FINRA to be debt that are DTC-eligible, investment grade or non-investment grade (including unrated), issued by domestic and/or foreign private corporations, that are registered with the SEC under the Securities Act of 1933, as amended (the "Securities Act"). Securities that are eligible for sale only to qualified institutional buyers under Rule 144A of the Securities Act or privately placed pursuant to Section 4(2) of the Securities Act are required to be reported to TRACE but prices are not disseminated through TRACE. For purposes of the Wachovia High Yield Bond Index, securities whose prices are reported through TRACE but not disseminated are not included in the Wachovia High Yield Bond Index. Constituent securities must have a minimum TRACE reported average trading volume of 1,000 trading units per trading day over the previous calendar quarter. If a qualified security does not have a full calendar quarter of trading history then the security will be required to have a minimum TRACE reported average trading volume of 1,000 trading units per trading day over the previous 30 trading days. Liquidity of all of the securities in the Wachovia High Yield Bond Index are tested and rebalancing occurs on each quarterly rebalancing date.

22

Calculation of the Wachovia High Yield Bond Index

The Wachovia High Yield Bond Index is calculated by an independent third-party agent using an equal weighted methodology determined by Wachovia Cap Markets and based on a pool of securities identified by Wachovia Cap Markets Review Committee of the Research Division of Wachovia Cap Markets. The Index calculator will calculate the equal weighted values for each constituent security included in the Wachovia High Yield Bond Index and then compare the equal weight of each constituent to the aggregate equal weight of all constituent securities comprising the Wachovia High Yield Bond Index as of the quarterly rebalancing date or an event driven rebalancing date (in the event of defaults, tender offers or other repurchases, or a change in par amount outstanding of the constituent securities) in order to determine the weighting for each constituent security in the Wachovia High Yield Bond Index. Weightings of the Wachovia High Yield Bond Index constituents are adjusted on quarterly rebalancing dates and at any time an event driven rebalancing occurs.

Rebalancing

The Wachovia High Yield Bond Index is rebalanced quarterly as of the close of business on the final recommended trading day of each quarter as shown on www.SIFMA.org. Trading days will include days on which trading is scheduled to take place but on which the markets are subject to an early close. The Index Review Committee of Wachovia Cap Markets will review Index constituents periodically and quarterly to verify that each constituent security complies with the Underlying Index rules set forth herein. Securities that have become Wachovia High Yield Bond Index ineligible since the previous rebalancing will be removed at the next quarterly rebalance date except for those that are subject to an event driven rebalancing as described below.

Securities that have become Wachovia High Yield Bond Index eligible due to ratings changes will be required to be compliant with all Underlying Index rules for a minimum of 30 calendar days prior to the quarterly rebalance date.

"Event driven rebalancing" will only occur following an event that changes the par amount outstanding or characterizes the security as being in default. Wachovia Cap Markets will consider a security to be in default if it is rated "D" (default) by any one of Moody's, S&P or Fitch. An "event driven rebalancing" may result in the removal of a non-compliant security and re-weighting of the index.

23

The Underlying Index began operations on January 2, 2004. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

High Yield Securities Risk

High yield securities generally offer a higher current yield than that available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as "junk bonds." The ability of issuers of high yield securities to make timely payments of interest and principal may be adversely impacted by adverse changes in general economic conditions, changes in the financial condition of their issuers and price fluctuations in response to changes in interest rates. Periods of economic downturn or rising interest rates may cause the issuers of high yield securities to experience financial distress, which could adversely impact their ability to make timely payments of principal and interest and increases the possibility of default. The market value and liquidity of high yield securities may be negatively impacted by adverse publicity and investor perceptions, whether or not based on fundamental analysis, especially in a market characterized by a low volume of trading.

Global Bonds Risk

Global bonds are subject to the same risks as other debt issues, notably credit risk, market risk, interest rate risk and liquidity risk. To a limited extent, they may also be subject to certain sovereign risks. Generally, investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities.

These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

24

Liquidity Risk

Liquidity risk exists when a particular investment is difficult to purchase or sell. If the Fund invests in illiquid securities or current portfolio securities become illiquid, it may reduce the returns of the Fund because the Fund may be unable to sell the illiquid securities at an advantageous time or price.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of fixed-income securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Wachovia High Yield Bond Index.

General Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of Underlying Index as would

25

be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Wachovia High Yield Bond Index.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on November 15, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

26

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500 †
Maximum Creation/Redemption Transaction Fee(2)	$2,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.50%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$51	$160

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

27

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $13,781 if the Creation Unit is redeemed after one year, and $41,095 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

28

PowerShares Preferred Portfolio

Ticker: PGX Intraday NAV Ticker: PGX.IV	CUSIP: 73936T565 Underlying Index: Merrill Lynch Fixed Rate Preferred Securities Index (Ticker: POP1)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond generally to the price and yield (before fees and expenses) of a securities index called the Merrill Lynch Fixed Rate Preferred Securities Index (the "ML Preferred Index" or "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 80% of its total assets in fixed rate U.S. dollar-denominated preferred securities. The Fund will normally invest at least 90% of its total assets in the securities that comprise the ML Preferred Index. The Adviser will seek to match the performance of the ML Preferred Index. The ML Preferred Index is a market capitalization-weighted index designed to reflect the total return performance of the fixed rate U.S. dollar-denominated preferred securities market. The Adviser will seek to match the performance of the ML Preferred Index. The ML Preferred Index includes traditional preferred securities and other preferred securities, including preferred securities issued by foreign companies in the form of American Depository Shares ("ADS"). Most of the preferred securities included in the ML Preferred Index are traded on national securities exchanges, however, a small percentage are traded in the over-the-counter market. The ML Preferred Index may include privately placed securities traded amongst qualified institutional buyers ("Rule 144A" securities). However, at present, Rule 144A securities represent less than 1% of the ML Preferred Index. Securities will be selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S" or the "Index Provider"). As of December 31, 2007, the ML Preferred Index included 323 securities with a total amount outstanding of between approximately $68.8 million and $7.4 billion. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The ML Preferred Index is adjusted monthly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the ML Preferred Index. The Adviser seeks correlation over time of 0.95% or better between the Fund's performance and the performance of the ML Preferred Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the ML Preferred Index in proportion to their weightings in the ML Preferred Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the ML Preferred Index as a whole. There may

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also be instances in which the Adviser may choose to overweight another security in the ML Preferred Index, purchase securities not in the ML Preferred Index which the Adviser believes are appropriate to substitute for certain securities in the ML Preferred Index or utilize various combinations of other available investment techniques, in seeking to track the ML Preferred Index. The Fund may sell securities that are represented in the ML Preferred Index in anticipation of their removal from the ML Preferred Index, or purchase securities not represented in the ML Preferred Index in anticipation of their addition to the ML Preferred Index.

Index Methodology

ML Preferred Index is a market capitalization-weighted index which seeks to reflect the total return performance of the fixed rate U.S. preferred securities market. The methodology evaluates securities regarding eligibility for inclusion in the ML Preferred Index monthly, based on a defined set of qualifying criteria established by MLPF&S.

Index Construction

The ML Preferred Index is comprised of preferred securities meeting the following criteria:

(1) Issued in the U.S. domestic market as a public security or through a Rule 144A filing with a current amount outstanding of at least $100 million;

(2) Issued in $25, $50 or $100 par or liquidation preference increments;

(3) U.S. dollar-denominated;

(4) Fixed dividend or coupon schedule;

(5) Rated investment grade based on an average of Moody's, S&P and Fitch;

(6) Issuer domiciled in the United States or a foreign country, provided the issuer's country of risk has an investment grade foreign currency long-term sovereign debt rating based on an average of Moody's, S&P and Fitch;

(7) Includes preference shares (perpetual preferred securities), ADS, American Depository Receipts, fixed-to-floating rate securities that are callable prior to the floating rate period, domestic and Yankee trust preferred securities having a minimum remaining term of at least one year, both dividend received deduction-eligible and non-dividend received deduction-eligible preferred stock, and senior debt; and

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(8) Excludes auction market securities, convertibles, floaters, purchase units, purchase contracts, pay-in-kind securities, securities issued by closed-end funds and derivative instruments such as repackaged securities and credit default swaps.

Underlying Index constituents are capitalization-weighted based on their current amount outstanding. Intra-month cash flows are reinvested daily, at the beginning-of-month one-month Libid rate, which is the rate bid by banks on Eurocurrency deposits (i.e., the rate at which a bank is willing to borrow from other banks), until the end of the month at which point all cash is removed from the Underlying Index. The Underlying Index is rebalanced on the last calendar day of the month, based on information available up to and including the third business day before the last business day of the month. Issues that meet the qualifying criteria are included in the Underlying Index for the following month. Issues that no longer meet the criteria during the course of the month remain in the Underlying Index until the next month-end rebalancing at which point they are removed from the Underlying Index.

The Underlying Index began operations on February 28, 1989. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section entitled "Additional Risks" for other risk factors.

Preferred Securities Risk

There are special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities may also be subordinated to bonds or other debt instruments in an issuer's capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

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Financial Institutions Risk

Investments in financial institutions may be subject to certain risks, including, but not limited to, the risk of regulatory actions, changes in interest rates and concentration of loan portfolios in an industry or sector. Financial institutions are highly regulated and may suffer setbacks should regulatory rules under which they operate change. Likewise, there is a high level of competition among financial institutions which could adversely affect the viability of an institution.

Foreign Investment Risk

The Fund's investments in non-U.S. issuers, although limited to ADS, may involve unique risks compared to investing in securities of U.S. issuers, including, among others, greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Fixed-Income Securities Risk

Fixed-income securities are subject to two types of risk: credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

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Market Risk

The prices of fixed-income securities tend to fall as interest rates rise. Securities that have longer maturities tend to fluctuate more in price in response to changes in market interest rates. A decline in the prices of the income securities owned by the Fund would adversely affect the trading price of the Fund's Shares. This "market risk" is usually greater among income securities with longer maturities or durations. The Fund will be subject to greater market risk (other things being equal) than a fund investing solely in shorter-term securities. Market risk is often greater among certain types of income securities, such as zero-coupon bonds, which do not make regular interest payments. As interest rates change, these bonds often fluctuate in price more than bonds that make regular interest payments. Because the Fund may invest in these types of income securities, it may be subject to greater market risk than a fund that invests only in current interest paying securities.

Call Risk

If interest rates fall, it is possible that issuers of callable securities with high interest coupons will "call" (or prepay) their bonds before their maturity date. If a call were exercised by the issuer during a period of declining interest rates, the Fund is likely to have to replace such called security with a lower yielding security. If that were to happen, it would decrease the Fund's net investment income.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on exchanges. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the ML Preferred Index.

General Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling

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securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on the Underlying Index, as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the ML Preferred Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

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Issuer-Specific Changes

The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on January 31, 2008 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$500 †
Maximum Creation/Redemption Transaction Fee(2)	$2,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.50%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.50%

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Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$51	$160

(1)  When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Fee of $500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's gross operating expenses remain the same, the total costs would be $13,781 if the Creation Unit is redeemed after one year, and $41,095 if the Creation Unit is redeemed after three years.

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If a Creation Unit is purchased or redeemed outside the usual process through the NSCC if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

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Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its respective Underlying Index, except for the PowerShares High Yield Corporate Bond Portfolio which will normally invest at least 80% of its total assets in component securities that comprise its Underlying Index. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securities index) and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by a Fund in seeking performance that corresponds to its respective Underlying Index, and in managing cash flows. The Funds will not invest in money market instruments as part of a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the New York Stock Exchange (the "NYSE") is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of each Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend its portfolio securities. In connection with such loans, each Fund receives liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

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Additional Risks

Trading Issues

Trading in Shares on the AMEX may be halted due to market conditions or for reasons that, in the view of the AMEX, make trading in Shares inadvisable. In addition, trading in Shares on the AMEX is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX "circuit breaker" rules. There can be no assurance that the requirements of the AMEX necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. With respect to the Funds that invest in foreign securities, foreign exchanges may be open on days when such Funds' Shares are not priced, and therefore, the value of the securities in any such Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Fluctuation of Net Asset Value

The NAV of a Fund's Shares generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the AMEX. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

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Swap Agreements Risk

The Funds may enter into swap agreements, including credit default swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the purchaser is required to pay the seller a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. The seller is subject to investment exposure on the notional amount of the swap.

The purchase of a credit default swap incurs the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

Each Fund will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.

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Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

Management of the Funds

PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser of the PowerShares Exchange-Traded Fund Trust II, also known as PowerShares XTF II, the PowerShares Exchange-Traded Fund Trust, and PowerShares India Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management in excess of $12.57 billion as of January 31, 2008. PowerShares XTF II is currently comprised of 28 exchange-traded funds.

On September 18, 2006, Invesco PLC acquired PowerShares Capital Management LLC. Invesco PLC is an independent global investment manager. With approximately $500 billion in assets under management (as of December 31, 2007) and offices in 20 countries, Invesco PLC is a leading independent global investment manager, dedicated to helping people worldwide build their financial security. Operating under the A I M, A I M Trimark, Atlantic Trust, Invesco, Invesco Perpetual, PowerShares and WL Ross & Co. brands, Invesco PLC strives to deliver outstanding products and services through a comprehensive array of enduring investment solutions for our retail, institutional and private weather management clients around the world. Invesco PLC's stock listing is on the London Stock Exchange in the form of Ordinary Shares that are a component of the FTSE 100 Index. The stock is also listed on the New York Stock Exchange in the form of American Depositary Shares (ADS) as well as on the Toronto Stock Exchange stock exchange with symbol "IVZ."

PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of each Fund. In this capacity, he oversees the team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for

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the day-to-day management of each Fund. The team of Portfolio Managers who are currently responsible for the day-to-day management of the Funds' portfolios are Philip Fang, Peter Hubbard, Jeffrey Kernagis and Rudolf Reitmann.

Philip Fang acts as lead Portfolio Manager for the Funds and reports to Mr. Southard. Each Portfolio Manager is responsible for various functions related to portfolio management, including investing cash flows, coordinating with members of his team to focus on certain asset classes, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of his portfolio management team with more limited responsibilities, but each Portfolio Manager has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002. Prior to this, Mr. Southard was a Vice President, Portfolio Manager and Equity Analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001.

Philip Fang is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Prior to joining the Adviser, Mr. Fang was a portfolio manager and Executive Vice President at Lord Abbett & Co. from 1992 to 2007.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was a Research Analyst and Trader for Ritchie Capital from September 2003 to May 2005.

Jeffrey W. Kernagis is a Vice President of Portfolio Management for the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Prior to joining the Adviser, Mr. Kernagis was a Portfolio Manager at Claymore Securities, Inc. from 2005 to 2007. Prior to that, Mr. Kernagis was a Senior Trader at Mid-States Corporate Federal Credit Union from 2004 to 2005 and a Vice President of Institutional Futures Sales at ABN Amro, Inc. from 1994 to 2003.

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Rudolf Reitmann is the Vice President of Operations Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Reitmann has been the Vice President of Operations Management of the Adviser since October 2006. Prior to joining the Adviser, Mr. Reitmann worked as Assistant Vice President of ETF Services for The Bank of New York Mellon Corporation from July 1996 to September 2006.

The Funds' Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing service for the Funds. A discussion regarding the Board of Trustees' basis for approving the Investment Advisory Agreement is available in the annual report to shareholders for the period ended October 31, 2007.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the AMEX. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots" at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the

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secondary market on each leg of a round trip (purchase and sale) transaction. The Funds' Shares trade on the AMEX under the following AMEX symbols:

Fund	Trading Symbol
PowerShares 1-30 Laddered Treasury Portfolio	PLW

PowerShares Emerging Markets Sovereign Debt Portfolio	PCY

PowerShares High Yield Corporate Bond Portfolio	PHB

PowerShares Preferred Portfolio	PGX

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 200,000 Shares (100,000 Shares with respect to the PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio), as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no securities certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of securities certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the AMEX may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

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The AMEX or other market information provider intends to disseminate the approximate value of Shares of each Fund every fifteen seconds. With respect to those Funds that invest in foreign securities, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions of Fund Shares

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Funds' shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve the Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Fund's trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Funds' Shares trade at or close to net asset value. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, and with respect to the redemption fees, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

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Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities and Fund portfolio holdings information is made available by the Fund's custodian through the facilities of the NSCC, immediately prior to the opening of business each day on the AMEX. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such AP or the investor for

46

which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed Creation Transaction Fee of $500 is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant), if any, or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day of the AMEX, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of

47

the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an AP. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. New York time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed Redemption Transaction Fee of $500 is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process, if any, or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general

48

information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the AMEX, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

49

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

A Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. Under the Internal Revenue Code, foreign governments are generally treated as corporations of that country. If a Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income.

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The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the Statement of Additional Information section "Taxes."

Distributor

A I M Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon Corporation ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. Common stocks and other equity securities are valued at the last sales price that day. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market. The Adviser may use various pricing

51

services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BONY is the administrator, custodian and fund accounting and transfer agent for each Fund. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request. The PowerShares High Yield Bond Portfolio and PowerShares Preferred Portfolio had not commenced operations as of October 31, 2007.

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PowerShares 1-30 Laddered Treasury Portfolio

Financial Highlights

	For the Period October 11, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.21
Net investment income**	0.07
Net realized and unrealized gain on investments	0.35
Total from operations	0.42
Undistributed net investment income included in price of units issued and redeemed**	0.01
Net asset value at end of period	$25.64
TOTAL RETURN***	1.71%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$15,384
Ratio to average net assets of:
Expenses	0.25	%†
Net investment income	4.55	%†
Portfolio turnover rate ††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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PowerShares Emerging Markets Sovereign
Debt Portfolio

Financial Highlights

	For the Period October 11, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.50
Net investment income**	0.07
Net realized and unrealized gain on investments	0.32
Total from operations	0.39
Undistributed net investment income included in price of units issued and redeemed**	0.03
Net asset value at end of period	$25.92
TOTAL RETURN***	1.65%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$15,552
Ratio to average net assets of:
Expenses	0.50	%†
Net investment income	4.91	%†
Portfolio turnover rate ††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

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Index Providers

Mergent® is a registered trademark of Mergent, Inc. and Ryan is a trade name of Ryan Holdings, LLC and each have been licensed for use by PowerShares Capital Management LLC. Mergent, Inc., ALM Research Solutions, LLC and Ryan Holdings, LLC, collectively are the Index Provider for the PowerShares 1-30 Laddered Treasury Portfolio, are not sponsored, endorsed, sold or promoted by Mergent, ALM or Ryan. Mergent, ALM and Ryan make no representation or warranty, express or implied, to the shareholders of this Product or any member of the public regarding the advisability of investing in securities generally or in the Underlying Indexes particularly or the ability of any data supplied by Mergent, ALM or Ryan to track general stock market performance. Mergent, ALM and Ryan's only relationship to this sponsor is the licensing of certain trademarks and trade names of Mergent, ALM or Ryan, and of the data supplied by Mergent, ALM or Ryan which is determined, composed and calculated by Mergent, ALM or Ryan without regard to this Product or its common shares. Mergent, ALM and Ryan have no obligation to take the needs of PowerShares or the shareholders of the Product into consideration in determining, composing or calculating the data supplied by Mergent, ALM or Ryan. Mergent, ALM and Ryan are not responsible for and have not participated in the determination of the prices of the shares of the Product or the timing of the issuance or sale of such shares. Mergent, ALM or Ryan have no obligation or liability in connection with the administration, marketing or trading of this Product or its common shares. The PowerShares 1-30 Laddered Treasury Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

Deutsche Bank Securities Inc. ("DB") is the Index Provider for the PowerShares Emerging Markets Sovereign Debt Portfolio. DB is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with the Index Provider to use the DB Emerging Market USD Liquid Balanced Index. The PowerShares Emerging Markets Sovereign Debt Portfolio is entitled to use the DB Emerging Market USD Liquid Balanced Index pursuant to a sub-licensing arrangement with the Adviser.

Wachovia Corporation and Wachovia Cap Markets (collectively, "Wachovia") serve as Index Provider for the PowerShares High Yield Corporate Bond Portfolio and own intellectual property rights in the Underlying Index. The Wachovia High Yield Bond Index is a trademark of Wachovia Corporation and has been licensed for use by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Wachovia or its affiliates and Wachovia makes no representation regarding the advisability of investing in the Fund. The PowerShares High Yield Corporate Bond Portfolio is entitled to use its

55

Underlying Index pursuant to a sub-licensing agreement with the Adviser. Wachovia has no obligation or liability in connection with the administration, marketing or issuance of the Shares.

Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") is the Index Provider for the PowerShares Preferred Portfolio. MLPF&S is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with MLPF&S to use the Merrill Lynch Fixed Rate Preferred Securities Index. The PowerShares Preferred Portfolio is entitled to use its Underlying Index pursuant to a sub-licensing agreement with the Adviser.

"Merrill Lynch" and "Merrill Lynch Fixed Rate Preferred Securities Index" are reprinted with permission. © Copyright 2007 Merrill Lynch, Pierce, Fenner & Smith Incorporated. All rights reserved. "Merrill Lynch" and "Merrill Lynch Fixed Rate Preferred Securities Index" are service marks of Merrill Lynch and have been licensed for use for certain purposes by the Advisor. PowerShares Preferred Portfolio is based on the Merrill Lynch Fixed Rate Preferred Securities Index, and is not sponsored, endorsed, sold or promoted by Merrill Lynch. Merrill Lynch, as Index Provider for the PowerShares Preferred Portfolio, makes no representation, express or implied, regarding the advisability of investing in these PowerShares' products or the underlying Merrill Lynch Index and does not guarantee the quality, accuracy or completeness of the underlying Merrill Lynch Index or any index related data included herein or derived therefrom and assumes no liability in connection with their use. As the Index Provider, Merrill Lynch is licensing certain trademarks, the Underlying Index and trade names which are composed by Merrill Lynch without regard to PowerShares, the Trust, the PowerShares' products or any investor.

The AMEX develops, calculates, and maintains its own proprietary Indices and serves as the calculation agent for third-party indices. AMEX publishes index values to market data vendors through the facilities of the Consolidated Tape Association's Network B. The more than 200 index values currently calculated by the AMEX are used as benchmarks, or to support the trading of exchange traded funds, index options and other structured products listed on the AMEX. Index changes (additions, deletions, share changes, price adjustments, rebalances, etc.) are announced by the AMEX as early as practicable prior to the effectiveness of the change or scheduled event. These announcements are currently available on the Index Daily List on http://www.AMEXtrader.com

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Disclaimers

The Ryan/Mergent 1-30 Year Treasury Laddered Index is a trademark of Ryan/Mergent and has been licensed for use for certain purposes by the Adviser. The DB Emerging Markets USD Liquid Balanced Index is a trademark of DB and has been licensed for use for certain purposes by the Adviser. The Wachovia High Yield Bond Index is a trademark of Wachovia and has been licensed for use for certain purposes by the Adviser. The Merrill Lynch Fixed Rate Preferred Securities Index is a service mark of MLPF&S and has been licensed for use for certain purposes by the Adviser. Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index

PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced index

PowerShares High Yield Corporate Bond Portfolio	Wachovia High Yield Bond Index

PowerShares Preferred Portfolio	Merrill Lynch Fixed Rate Preferred Securities Index

The PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio are not sponsored, endorsed, sold or promoted by Ryan/Mergent and DB and Ryan/Mergent and DB do not make any representation regarding the advisability of investing in Shares of these Funds.

DB and Ryan/Mergent and DB make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Ryan/Mergent's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Ryan/Mergent trademarks and trade names of Ryan/Mergent and Ryan/Mergent 1-30 Year Treasury Laddered Index, which is composed by Ryan/Mergent without regard to the Distributor, the Adviser or the Trust. As the Index Provider for PowerShares Emerging Markets Sovereign Dept Portfolio DB's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of DB and the DB Emerging Market USD Liquid Balanced Index. AMEX acts as the exchange on which the Shares are traded.

The Underlying Indices are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Ryan/Mergent and DB have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or

57

calculating the Underlying Indices. Ryan/Mergent and DB are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Ryan/Mergent and DB have no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Ryan/Mergent and DB do not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and Ryan/Mergent and DB shall have no liability for any errors, omissions, or interruptions therein. Ryan/Mergent and DB make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices or any data included therein. Ryan/Mergent and DB make no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, the Funds, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Ryan/Mergent or DB have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio, owners of the Shares of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio or any other person or entity from the use of the Underlying Indices or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indices even if notified of the possibility of such damages.

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MERGENT, ALM AND RYAN DO NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. MERGENT, ALM AND RYAN MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY MERGENT, ALM OR RYAN OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING. IN NO EVENT SHALL MERGENT, ALM OR RYAN HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

"Deutsche Bank" and "DB Emerging Market USD Liquid Balanced IndexSM" are reprinted with permission. © Copyright 2007 Deutsche Bank AG. All rights reserved. "Deutsche Bank" and DB Emerging Market USD Liquid Balanced IndexSM are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any of its affiliates of subsidiaries. Deutsche Bank AG and Deutsche Bank Securities Inc., as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Deutsche Bank AG and Deutsche Bank Securities Inc. are licensing certain trademarks, the underlying Index and trade names which are composed by Deutsche Bank AG and Deutsche Bank Securities Inc. without regard to this Index, this product or any investor.

The PowerShares Emerging Markets Sovereign Debt Portfolio is not sponsored, endorsed, sold or promoted by Deutsche Bank AG or any subsidiary or affiliate of Deutsche Bank AG, including Deutsche Bank Securities Inc. The Deutsche Bank DB Emerging Market USD Liquid Balanced Index is the exclusive property of Deutsche Bank AG. "Deutsche Bank" and "DB Emerging Market USD Liquid Balanced Index" are service marks of Deutsche Bank AG and have been licensed for use for certain purposes by the Adviser. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to,

59

making or compiling the Underlying Index makes any representation or warranty, express or implied, concerning the Underlying Index, the Product or the advisability of investing in securities generally. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation to take the needs of PowerShares Emerging Markets Sovereign Debt Portfolio, the Adviser, or its clients into consideration in determining, composing or calculating the Underlying Index. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Deutsche Bank AG, any affiliate of Deutsche Bank AG nor any other party involved in, or related to, making or compiling the DB Index has any obligation or liability in connection with the administration, marketing or trading of the Fund.

NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE DB INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE DB INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DEUTSCHE BANK AG, ANY AFFILIATE OF DEUTSCHE BANK AG OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

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THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN DEUTSCHE BANK AG AND THE ADVISER.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Deutsche Bank trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Deutsche Bank to determine whether Deutsche Bank's permission is required. Under no circumstances may any person or entity claim any affiliation with Deutsche Bank without the written permission of Deutsche Bank.

The PowerShares High Yield Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Wachovia and Wachovia does not make any representation regarding the advisability of investing in Shares of these Funds.

Wachovia makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Wachovia's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Wachovia trademarks and trade names of Wachovia and Wachovia High Yield Bond Index, which is composed by Wachovia without regard to the Distributor. AMEX acts as the exchange on which the Shares are traded.

The Wachovia High Yield Bond Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Wachovia has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Wachovia High Yield Bond Index. Wachovia is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Wachovia has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Wachovia does not guarantee the accuracy and/or the completeness of the Wachovia High Yield Bond Index or any data included therein, and Wachovia shall have no liability for any errors, omissions, or interruptions therein. Wachovia makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Wachovia High Yield Bond Index or any data included therein. Wachovia makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wachovia High Yield Bond Index or any data

61

included therein, the PowerShares High Yield Corporate Bond Portfolio, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Wachovia have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Wachovia High Yield Bond Index or any data included therein, the PowerShares High Yield Corporate Bond Portfolio, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Wachovia High Yield Bond Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the PowerShares High Yield Corporate Bond Portfolio, owners of the Shares of the PowerShares High Yield Corporate Bond Portfolio or any other person or entity from the use of the Wachovia High Yield Bond Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wachovia High Yield Bond Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Wachovia High Yield Bond Index even if notified of the possibility of such damages.

The PowerShares Preferred Portfolio (and its shares) are not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated, any affiliate of Merrill Lynch or any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM. The Merrill Lynch Fixed Rate Preferred Securities IndexSM is the exclusive property of Merrill Lynch. "Merrill Lynch Fixed Rate Preferred Securities IndexSM" is a service mark of Merrill Lynch and has been licensed for use for certain purposes by PowerShares Capital Management LLC. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM makes any representation or warranty, express or implied, to the owners of the PowerShares Preferred Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares Preferred Portfolio particularly or the ability of the Merrill Lynch Fixed Rate Preferred Securities IndexSM to track the corresponding market performance. Merrill Lynch is the licensor of certain trademarks, trade names and service marks of Merrill Lynch and of the Merrill Lynch Fixed Rate Preferred Securities

62

IndexSM, which are determined, composed and calculated by Merrill Lynch without regard to PowerShares Capital Management LLC, the sponsor of the PowerShares Preferred Portfolio or the owners of the PowerShares Preferred Portfolio. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM is responsible for or has participated in the determination of the timing of, prices at, or quantities of the shares of the PowerShares Preferred Portfolio to be issued or in the determination or calculation of the equation by which shares in the PowerShares Preferred Portfolio are to be redeemable for cash. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM has any obligation or liability in connection with the administration, marketing or trading of the shares of the PowerShares Preferred Portfolio.

NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES CAPITAL MANAGEMENT LLC, POWERSHARES EXCHANGE-TRADED FUND TRUST II, OWNERS OF THE POWERSHARES PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MERRILL LYNCH FIXED RATE PREFERRED

63

SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MERRILL LYNCH AND POWERSHARES CAPITAL MANAGEMENT LLC.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Merrill Lynch to determine whether Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with Merrill Lynch without the written permission of Merrill Lynch.

PowerShares High Yield Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Wachovia. Wachovia makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Wachovia to track high yield bond or other securities' performance. Wachovia's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of Wachovia and of the data supplied by Wachovia that is determined, composed and calculated by Wachovia without regard to the Fund or the Shares. Wachovia has no obligation to take the needs of or the Fund into consideration when determining, composing or calculating the Wachovia High Yield Bond Index. Wachovia has no obligation or liability in connection with the administration, marketing or trading of the Fund. WACHOVIA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WACHOVIA HIGH YIELD BOND INDEX (THE "WACHOVIA INDEX") OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WACHOVIA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY INVESTORS OR ANY OTHER PERSON FROM THE USE OF THE WACHOVIA INDEX OR THE FUNDS THAT REFERENCE THE WACHOVIA INDEX. WACHOVIA DISCLAIMS ALL WARRANTIES,

64

EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. IN NO EVENT SHALL WACHOVIA HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE WACHOVIA INDEX OR ANY DATA CONTAINED THEREIN.

Wachovia may provide services to the issuers of the securities included in the Wachovia Index and may trade, as principal for its own account, or on behalf of its customers, constituent securities comprising the Wachovia Index. Wachovia may serve as authorized participant to the Fund. Wachovia may structure products based on the Wachovia Index, including mutual funds, which may impact the market value of the Wachovia Index as well as the value of the securities comprising the Wachovia Index. Wachovia earns fees tied to the assets indexed or benchmarked to the Wachovia Index. Accordingly, Wachovia has an incentive to recommend products and services linked to the Wachovia Index to its customers.

Any use, reproduction, distribution, publication, revision or display of the Wachovia Index requires a license from Wachovia.

WACHOVIA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. WACHOVIA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE WACHOVIA INDEX OR THE USE OF THE DATA SUPPLIED BY WACHOVIA OR ANY DATA INCLUDED THEREIN. WACHOVIA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WACHOVIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WACHOVIA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Bloomberg L.P. is not affiliated with the Adviser or Wachovia and does not approve, endorse, review or recommend Wachovia, the Adviser or the PowerShares High Yield Corporate Bond Portfolio.

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The PowerShares High Yield Corporate Bond Portfolio is based on the Wachovia High Yield Bond Index, and the value of such Wachovia High Yield Bond Index is derived from sources deemed reliable, but Bloomberg L.P., its affiliates and its suppliers do not guarantee the correctness or completeness of Wachovia High Yield Bond Index, their values or other information furnished in connection with Wachovia High Yield Bond Index. Bloomberg L.P. and its affiliates make no warranty, express or implied, as to results to be obtained by the Adviser, Wachovia, or any of their customers, the PowerShares High Yield Corporate Bond Portfolio, or any other person or entity from the use of the PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith. Bloomberg L.P. and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therewith; and Bloomberg L.P. and its affiliates and their partners, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages, whether caused by the negligence of Bloomberg L.P., its affiliates and its and their partners employees, subcontractors, agents, suppliers or vendors or otherwise, arising in connection with the PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith and shall not be liable for any lost profits, losses, punitive, incidental or consequential damages. Bloomberg L.P., its affiliates and its and their partners, employees, subcontractors, agents, suppliers or vendors shall not be responsible for or have any liability for any injuries or damages caused by errors, inaccuracies, omissions or any other failure in, or delays or interruptions or, PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith, from whatever cause. Bloomberg L.P., its affiliates and its and their partners, employees, subcontractors, agents, suppliers or vendors are not responsible for the selection of or use of Wachovia High Yield Bond Index, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith, the accuracy and adequacy of PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith or information used by the Adviser or Wachovia and the resultant output thereof.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no

66

warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's net asset value. Net asset value, or "NAV," is the price per share at which each Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended October 31, 2007. The PowerShares High Yield Bond Portfolio and PowerShares Preferred Portfolio had not commenced operations as of October 31, 2007 and therefore do not have premium/discount information.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

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PowerShares 1-30 Laddered Treasury Portfolio*

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	0.00%
Between 0.25% and 0.5%	6.67%
Between 0.0% and 0.25%	80.00%
Between -0.25% and 0.0%	13.33%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

PowerShares Emerging Market Sovereign Debt Portfolio*

Premium/ Discount Range	Number of Days/ Percentage of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	86.67%
Between 0.25% and 0.5%	13.33%
Between 0.0% and 0.25%	0.00%
Between -0.25% and 0.0%	0.00%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

*  Commenced operations on October 11, 2007

Total Return Information

The table below presents information about the total return of each Underlying Index in comparison to the total return of the Funds. The information shown for the Funds is for the fiscal year ended October 31, 2007. The PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio had not commenced operations as of October 31, 2007 and therefore do not have total return information.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. Average annual total return information will be provided in the Funds' next annual update when such Fund completes a full fiscal

68

year of operations. "Cumulative total returns" represent the total change in value of an investment over the period indicated. Each Fund's per Share net asset value or "NAV" is the value of one Share of each Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per Share of each Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which each Fund is listed for trading, as of the time that each Fund's NAV is calculated. Since each Fund's Shares typically do not trade in the secondary market until several days after each Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of each Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of the Funds. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

Cumulative Annual Total Returns Since Inception through October 31, 2007*
PowerShares 1-30 Laddered Treasury Portfolio (At NAV)	1.71%
PowerShares 1-30 Laddered Treasury Portfolio (At Market)	1.72%
Ryan Mergent 1-30 Year Treasury Laddered Index	1.76%
PowerShares Emerging Market Sovereign Debt Portfolio (At NAV)	1.65%
PowerShares Emerging Market Sovereign Debt Portfolio (At Market)	2.09%
DB Emerging Market USD Liquid Balanced Index	1.86%

*  The PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio had not commenced operations as of October 31, 2007.

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Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act

70

would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the AMEX is satisfied by the fact that the prospectus is available at the AMEX upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

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For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' Statement of Additional Information. The Statement of Additional Information provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the Statement of Additional Information, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders, as applicable. In the Funds' Annual Report, as applicable, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the Statement of Additional Information or Annual and/or Semi-Annual Report free of charge or to make shareholder inquiries, please:

Call:  A I M Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o AIM Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046-1173
Visit: www.powershares.com

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at the SEC's Public Reference Room, 100 F Street NE, Washington, D.C. 20549, and information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the SEC's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the SEC's Public Reference Section, Washington, D.C. 20549.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.powershares.com

P-PS-PRO-10

PowerShares Exchange-Traded Fund Trust II

  PowerShares DWA Developed Markets Technical Leaders Portfolio  –  PIZ

  PowerShares DWA Emerging Markets Technical Leaders Portfolio  –  PIE

  PowerShares Dynamic Asia Pacific Portfolio  –  PUA

  PowerShares Dynamic Developed International Opportunities Portfolio  –  PFA

  PowerShares Dynamic Europe Portfolio  –  PEH

  PowerShares FTSE RAFI Asia
  Pacific ex-Japan Portfolio  –  PAF

  PowerShares FTSE RAFI Asia Pacific
  ex-Japan Small-Mid Portfolio  –  PDQ

  PowerShares FTSE RAFI Developed
  Markets ex-U.S. Portfolio  –  PXF

  PowerShares FTSE RAFI Developed
  Markets ex-U.S. Small-Mid Portfolio  –  PDN

  PowerShares FTSE RAFI Emerging
  Markets Portfolio  –  PXH

  PowerShares FTSE RAFI
  Europe Portfolio  –  PEF

  PowerShares FTSE RAFI Europe
  Small-Mid Portfolio  –  PWD

  PowerShares FTSE RAFI International
  Real Estate Portfolio  –  PRY

  PowerShares FTSE RAFI
  Japan Portfolio  –  PJO

  PowerShares Global Clean
  Energy Portfolio  –  PBD

  PowerShares Global
  Water Portfolio  –  PIO

  PowerShares International
  Listed Private Equity Portfolio  –  PFP

PowerShares Exchange-Traded Fund Trust II (the "Trust") is a registered investment company that currently consists of 28 separate exchange-traded index funds. Additional funds may be offered in the future. This Prospectus relates to seventeen funds of the Trust, the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio (each a "Fund" and, together, the "Funds").

The shares (the "Shares") of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio are listed on the American Stock Exchange LLC ("AMEX"). Shares of the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio are listed on the NYSE Arca, Inc. ("NYSE Arca" and, together with the AMEX, the "Exchanges"). The market prices for the Shares may be different from their net asset value ("NAV"). Each Fund issues and redeems Shares only in large blocks consisting of 100,000 Shares, except for the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio which issue and redeem Shares only in large blocks consisting of 200,000 Shares ("Creation Units"). Creation Units are issued and redeemed principally in-kind for securities included in a specified index.

Except when aggregated in Creation Units, the Shares are not redeemable securities of the Funds.

The Securities and Exchange Commission ("SEC") has not approved or disapproved these securities or passed upon the adequacy or accuracy of this Prospectus. Each representation to the contrary is a criminal offense.

Prospectus dated February 29, 2008

NOT FEDERAL DEPOSIT INSURANCE
CORPORATION ("FDIC") INSURED. MAY LOSE VALUE.
NO BANK GUARANTEE.

4	Introduction – Powershares Exchange-Traded Fund Trust II

4	Who Should Invest in the Funds

4	Tax Advantaged Product Structure

5	PowerShares DWA Developed Markets Technical Leaders Portfolio

11	PowerShares DWA Emerging Markets Technical Leaders Portfolio

18	PowerShares Dynamic Asia Pacific Portfolio

24	PowerShares Dynamic Developed International Opportunities Portfolio

30	PowerShares Dynamic Europe Portfolio

36	PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

43	PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio

51	PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

58	PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

65	PowerShares FTSE RAFI Emerging Markets Portfolio

73	PowerShares FTSE RAFI Europe Portfolio

79	PowerShares FTSE RAFI Europe Small-Mid Portfolio

86	PowerShares FTSE RAFI International Real Estate Portfolio

94	PowerShares FTSE RAFI Japan Portfolio

101	PowerShares Global Clean Energy Portfolio

108	PowerShares Global Water Portfolio

116	PowerShares International Listed Private Equity Portfolio

125	Additional Investment Strategies

126	Additional Risks

128	Portfolio Holdings

128	Management of the Funds

131	How to Buy and Sell Shares

132	Frequent Purchases and Redemptions of Fund Shares

133	Creations, Redemptions and Transaction Fees

137	Dividends, Distributions and Taxes

139	Distributor

139	Net Asset Value

140	Fund Service Providers

141	Financial Highlights

156	Index Providers

157	Disclaimers

166	Premium/Discount Information

172	Total Return Information

175	Other Information

INTRODUCTION – POWERSHARES EXCHANGE-TRADED FUND TRUST II

The Trust is an investment company consisting of 28 separate exchange-traded "index funds." The investment objective of each of the Funds of the Trust is to replicate as closely as possible, before fees and expenses, the price and yield of a specified market index. This Prospectus relates to the Funds listed on the cover page. PowerShares Capital Management LLC (the "Adviser") is the investment adviser for the Funds.

The Shares of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio are listed and traded on the AMEX. Shares of the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio are listed and traded on the NYSE Arca. The market prices for the Shares may be different from their NAV. Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in large specified blocks, each called a "Creation Unit." Creation Units are issued and redeemed principally in-kind for securities included in the relevant index. Except when aggregated in Creation Units, Shares of the Funds are not redeemable securities of the Funds.

WHO SHOULD INVEST IN THE FUNDS

The Funds are designed for investors who seek a relatively low-cost approach for investing in a portfolio of equity securities of companies in a specified index. The Funds may be suitable for long-term investment in the market represented in the relevant index and may also be used as an asset allocation tool or as a speculative trading instrument.

TAX ADVANTAGED PRODUCT STRUCTURE

Unlike interests in conventional mutual funds, the Shares are traded throughout the day on a national securities exchange, whereas mutual fund interests are typically only bought and sold at closing NAVs. The Shares have been designed to be tradable in the secondary market on a national securities exchange on an intra-day basis, and to be created and redeemed, principally in-kind, in Creation Units at each day's next calculated NAV. These arrangements are designed to protect ongoing shareholders from the adverse effects on the portfolio of each Fund that could arise from frequent cash creation and redemption transactions. In a conventional mutual fund, redemptions can have an adverse tax impact on taxable shareholders because of the mutual fund's need to sell portfolio securities to obtain cash to meet fund redemptions. These sales may generate taxable gains for the shareholders of the mutual fund, whereas the Shares' in-kind redemption mechanism generally will not lead to a tax event for a Fund or its ongoing shareholders.

Powershares DWA Developed Markets
Technical Leaders Portfolio

Ticker: PIZ Intraday NAV Ticker: PIZ.IV (Ticker: DWADM)	CUSIP: 73936Q108 Underlying Index: Dorsey Wright Developed Markets Technical Leaders Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the Dorsey Wright® Developed Markets Technical Leaders Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in the stocks that comprise the Underlying Index and American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs") based on the stocks in the Underlying Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs and GDRs. The Adviser will seek to match the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in securities of developed economies within Dorsey Wright & Associates' ("Dorsey Wright" or the "Index Provider") classification definition, excluding U.S. companies listed on a U.S. stock exchange. The Underlying Index is comprised of equity securities from countries deemed to have developed economies, selected pursuant to a proprietary selection methodology of Dorsey Wright, designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. The companies are selected from a universe of the 1,000 largest securities (measured by market capitalization) in developed economies, excluding companies listed on a stock exchange in the United States. As of December 31, 2007, the Underlying Index included 91 companies with a market capitalization range of between $3.3 billion and $398 billion domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund's investment objective and 90% investment policy are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Dorsey Wright® Developed Markets Technical Leaders Index methodology is designed to identify those securities that have powerful relative strength characteristics. The methodology evaluates companies quarterly, and then ranks them based on a proprietary algorithm. Securities that are selected receive a modified equal weighting.

Index Construction

The Underlying Index includes companies selected pursuant to a proprietary methodology of Dorsey Wright designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in countries with developed economies. The 1,000 largest stocks (by market capitalization) listed on non-U.S. exchanges from developed economies are ranked using a proprietary relative strength methodology. Companies domiciled in the United States that are traded on an exchange in a country with a developed economy may be included in the Underlying Index. The methodology takes into account, among other things, the performance of each of the 1,000 companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. Approximately 100 of these stocks are selected for inclusion in the Underlying Index. Stocks that are selected receive a modified equal weighting. The Underlying Index is reconstituted and rebalanced quarterly. Any corporate action activity that occurs between rebalancing periods is reflected in the Underlying Index until the next rebalance date.

The Underlying Index began operations on December 31, 1998. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on December 28, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$1,500 †
Maximum Creation/Redemption Transaction Fee(2)	$6,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.80%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$82	$255

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the National Securities Clearing Corporation ("NSCC"), if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only broker-dealers or large institutional investors with creation and redemption agreements and called authorized participants ("Authorized Participants" or "APs") can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $23,420 if the Creation Unit is redeemed after one year, and $66,869 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Powershares DWA Emerging Markets
Technical Leaders Portfolio

Ticker: PIE Intraday NAV Ticker: PIE.IV (Ticker: DWAEM)	CUSIP: 73936Q207 Underlying Index: Dorsey Wright® Emerging Markets Technical Leaders Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the Dorsey Wright® Emerging Markets Technical Leaders Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in the stocks that comprise the Underlying Index and ADRs and GDRs based on the stocks in the Underlying Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs and GDRs. The Adviser will seek to match the performance of the Underlying Index. The Fund will normally invest at least 80% of its total assets in securities of emerging economies within Dorsey Wright & Associates' ("Dorsey Wright" or the "Index Provider") classification definition, excluding companies listed on a U.S. stock exchange. The Underlying Index is comprised of equity securities from countries deemed to have emerging economies, selected pursuant to a proprietary selection methodology of Dorsey Wright, designed to identify companies that demonstrate powerful relative strength characteristics. Relative strength characteristics are based upon each security's market performance. The companies are selected from a universe of the 1,000 largest securities (measured by market capitalization) in emerging economies, excluding companies that are listed on a U.S. stock exchange. As of December 31, 2007, the Underlying Index included 66 companies with a market capitalization range of between $5 million and $354 billion domiciled in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Fund's investment objective and 90% investment policy are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index methodology is designed to identify those securities that have powerful relative strength characteristics. The methodology evaluates companies quarterly, and then ranks them based on a proprietary algorithm. Securities that are selected receive a modified equal weighting.

Index Construction

The Dorsey Wright® Emerging Markets Technical Leaders Index includes companies selected pursuant to a proprietary methodology of Dorsey Wright designed to identify companies that demonstrate powerful relative strength characteristics and are listed on non-U.S. exchanges in the emerging economies. The 1,000 largest securities (measured by market capitalization) in emerging economies are ranked using a proprietary relative strength methodology. The methodology takes into account, among other things, the performance of each of the 1,000 companies in the eligible universe as compared to a benchmark index and the relative performance of industry sectors and sub-sectors. Stocks that are selected receive a modified equal weighting. The Underlying Index is reconstituted and rebalanced quarterly. Any corporate action activity that occurs between rebalancing periods is reflected in the Underlying Index until the next rebalance date.

The Underlying Index began operations on December 31, 1998. Valuation data regarding the Underlying Index is available via Bloomberg, L.P.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Emerging Market Securities

Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on December 28, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$2,500 †
Maximum Creation/Redemption Transaction Fee(2)	$10,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.90%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.90%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$92	$287

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $2,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $27,961 if the Creation Unit is redeemed after one year, and $76,747 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares Dynamic Asia Pacific Portfolio

Ticker: PUA Intraday NAV Ticker: PUA.IV Index (Ticker: QSGAPO)	CUSIP: 73936T102 Underlying Index: QSG Asia-Pacific Opportunities

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Asia-Pacific Opportunities Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the QSG Asia-Pacific Opportunities Index and ADRs based on the stocks in the QSG Asia-Pacific Opportunities Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies domiciled in Asia Pacific countries or primarily listed on an exchange in such countries. The QSG Asia-Pacific Opportunities Index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by the Quantitative Services Group, LLC ("QSG" or the "Index Provider") pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum, and then ranks and sorts them based on their cumulative scores. As of December 31, 2007, the QSG Asia-Pacific Opportunities Index consisted of 155 securities of companies with a market capitalization of between approximately $749 million and $398 billion that were domiciled in Australia, China, Hong Kong, New Zealand, Singapore, South Korea and Thailand or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The QSG Asia-Pacific Opportunities Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the QSG Asia-Pacific Opportunities Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the QSG Asia-Pacific Opportunities Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the QSG Asia-Pacific Opportunities Index in proportion to their weightings in the QSG Asia-Pacific Opportunities Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the QSG Asia-Pacific Opportunities Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the QSG Asia-Pacific Opportunities Index, purchase securities not in the QSG Asia-Pacific Opportunities Index which the Adviser believes are appropriate to substitute for certain securities in the QSG Asia-Pacific Opportunities Index or utilize various combinations of other available investment techniques, in seeking to track the QSG Asia-Pacific Opportunities Index. The Fund may sell securities that are represented in the QSG Asia-Pacific Opportunities Index in anticipation of their removal from the QSG Asia-Pacific Opportunities Index, or purchase securities not represented in the QSG Asia-Pacific Opportunities Index in anticipation of their addition to the QSG Asia-Pacific Opportunities Index.

Index Methodology

The Methodology is designed to objectively identify those securities within a particular market segment that have the greatest potential for capital appreciation. The Methodology evaluates companies quarterly, using a proprietary multi-factor model based on the following measures of expected out performance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum, and then ranks and sorts them based on their cumulative scores. Component securities for the QSG Asia-Pacific Opportunities Index are selected from among the companies with the highest-ranking cumulative score ("Model Score") within the Asia Pacific universe.

Index Construction

Reviews of the composition of the Underlying Index are conducted quarterly based on the following criteria.

(1) The 500 largest securities (by liquidity-adjusted market capitalization) traded across Asia Pacific developed markets are ranked for investment potential using the Methodology.

(2) The Index Provider selects the 155 securities with the best Model Score from the universe. The 155 components are equally weighted.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the QSG Asia-Pacific Opportunities Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Risk of Investing in Asia Pacific Countries

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Due to heavy reliance on international trade, a decrease in demand, due to recession or otherwise, in the United States, Europe or Asia would adversely affect economic performance in the region.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 13, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$3,500 †
Maximum Creation/Redemption Transaction Fee(2)	$14,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.80%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$82	$255

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $3,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $27,420 if the Creation Unit is redeemed after one year, and $70,869 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares Dynamic Developed
International Opportunities Portfolio

Ticker: PFA Intraday NAV Ticker: PFA.IV (Ticker: QSGDEV)	CUSIP: 73936T805 Underlying Index: QSG Developed International Opportunities Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Developed International Opportunities Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the QSG Developed International Opportunities Index and ADRs based on the stocks in the QSG Developed International Opportunities Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of non-U.S. companies. The QSG Developed International Opportunities Index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by QSG pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores. As of December 31, 2007, the QSG Developed International Opportunities Index consisted of securities of 251 companies with a market capitalization of between approximately $18 million and $263.6 billion that were domiciled in Australia, Austria, Belgium, Bermuda, Canada, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, the Netherlands, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The QSG Developed International Opportunities Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the QSG Developed International Opportunities Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the QSG Developed International Opportunities Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the QSG Developed International Opportunities Index in proportion to their weightings in the QSG Developed International Opportunities Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the QSG Developed International Opportunities Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the QSG Developed International Opportunities Index, purchase securities not in the QSG Developed International Opportunities Index which the Adviser believes are appropriate to substitute for certain securities in the QSG Developed International Opportunities Index or utilize various combinations of other available investment techniques, in seeking to track the QSG Developed International Opportunities Index. The Fund may sell securities that are represented in the QSG Developed International Opportunities Index in anticipation of their removal from the QSG Developed International Opportunities Index, or purchase securities not represented in the QSG Developed International Opportunities Index in anticipation of their addition to the QSG Developed International Opportunities Index.

Index Methodology

The Methodology is designed to objectively identify those securities within a particular market segment that have the greatest potential for capital appreciation. The Methodology evaluates companies quarterly, using a proprietary multi-factor model based on the following measures of expected out performance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores. Component securities for the QSG Developed International Opportunities Index are selected from among the companies with the highest-ranking cumulative score ("Model Score") within the non-U.S. universe.

Index Construction

Reviews of the composition of the Underlying Index are conducted quarterly based on the following criteria.

(1) The 1,200 largest securities (by liquidity-adjusted market capitalization) traded across international developed markets are ranked for investment potential using the Methodology.

(2) The Index Provider selects the 251 securities with the best Model Score from the non-U.S. universe. The 251 components are equally weighted.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the QSG Developed International Opportunities Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 13, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$3,000 †
Maximum Creation/Redemption Transaction Fee(2)	$12,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $3,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $25,148 if the Creation Unit is redeemed after one year, and $65,921 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares Dynamic Europe Portfolio

Ticker: PEH Intraday NAV Ticker: PEH.IV (Ticker: QSGEUR)	CUSIP: 73936T409 Underlying Index: QSG Europe Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the QSG Europe Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the QSG Europe Index and ADRs based on the stocks in the QSG Europe Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies domiciled in Europe or primarily listed on an European exchange. The QSG Europe Index is comprised of securities selected principally on the basis of their capital appreciation potential as identified by QSG pursuant to a proprietary quantitative methodology (the "Methodology"). The Methodology evaluates companies monthly, using a proprietary multi-factor model based on the following measures of expected outperformance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality and price momentum and then ranks and sorts them based on their cumulative scores. As of December 31, 2007, the QSG Europe Index consisted of securities of 256 companies with a market capitalization of between approximately $18 million and $266.2 billion that were domiciled in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The QSG Europe Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the QSG Europe Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the QSG Europe Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the QSG Europe Index in proportion to their weightings in the QSG Europe Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the QSG Europe Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the QSG Europe Index, purchase securities not in the QSG Europe Index which the Adviser believes are appropriate to substitute for certain securities in the QSG Europe Index or utilize various combinations of other available investment techniques, in seeking to track the QSG Europe Index. The Fund may sell securities that are represented in the QSG Europe Index in anticipation of their removal from the QSG Europe Index, or purchase securities not represented in the QSG Europe Index in anticipation of their addition to the QSG Europe Index.

Index Methodology

The Methodology is designed to objectively identify those securities within a particular market segment that have the greatest potential for capital appreciation. The Methodology evaluates companies quarterly, using a proprietary multi-factor model based on the following measures of expected out performance: balance sheet strength, capital structure, leverage, earnings growth, earnings quality, and price momentum and then ranks and sorts them based on their cumulative scores. Component securities for the QSG Europe Index are selected from among the companies with the highest-ranking cumulative scores ("Model Score") within the European universe.

Index Construction

Reviews of the composition of the Underlying Index are conducted quarterly based on the following criteria.

(1) The 1,000 largest securities (by liquidity-adjusted market capitalization) traded across European developed markets are ranked for investment potential using the Methodology.

(2) The Index Provider selects the 256 securities with the best Model Score from the European universe. The 256 components are equally weighted.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the QSG Europe Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the QSG Europe Index.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 13, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$2,500 †
Maximum Creation/Redemption Transaction Fee(2)	$10,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $2,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $24,148 if the Creation Unit is redeemed after one year, and $64,921 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

Ticker: PAF Intraday NAV Ticker: PAF.IV ex Japan Index (Ticker: FRDAPXJ)	CUSIP: 73936T854 Underlying Index: FTSE RAFI Developed Asia Pacific

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the FTSE RAFI Developed Asia Pacific ex Japan Index (the "FTSE RAFI Asia Pacific ex Japan Index" or "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Asia Pacific ex Japan Index and ADRs based on the stocks in the FTSE RAFI Asia Pacific ex Japan Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies that are classified as Asia Pacific within FTSE's country classification definition, excluding Japanese companies. The FTSE RAFI Asia Pacific ex Japan Index is designed to track the performance of the Asia Pacific companies with the largest fundamental value, selected from the constituents of the FTSE Asia Pacific ex Japan Developed Large/Mid-Cap Indexes as determined by FTSE International Limited ("FTSE" or the "Index Provider"). The equities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Asia Pacific ex Japan Index consisted of 137 large- and mid-cap securities of companies with a market capitalization of between approximately $808 million and $398 billion that were domiciled in Australia, Hong Kong, New Zealand, China, Thailand and Singapore or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Asia Pacific ex Japan Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the FTSE RAFI Asia Pacific ex Japan Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Asia Pacific ex Japan Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the FTSE RAFI Asia Pacific ex Japan Index in proportion to their weightings in the FTSE RAFI Asia Pacific ex Japan Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the FTSE RAFI Asia Pacific ex Japan Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the FTSE RAFI Asia Pacific ex Japan Index, purchase securities not in the FTSE RAFI Asia Pacific ex Japan Index which the Adviser believes are appropriate to substitute for certain securities in the FTSE RAFI Asia Pacific ex Japan Index or utilize various combinations of other available investment techniques, in seeking to track the FTSE RAFI Asia Pacific ex Japan Index. The Fund may sell securities that are represented in the FTSE RAFI Asia Pacific ex Japan Index in anticipation of their removal from the FTSE RAFI Asia Pacific ex Japan Index, or purchase securities not represented in the FTSE RAFI Asia Pacific ex Japan Index in anticipation of their addition to the FTSE RAFI Asia Pacific ex Japan Index.

Index Methodology

The FTSE RAFI Asia Pacific ex Japan Index methodology is designed to track the performance of the securities represented amongst the constituents of the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes with the largest fundamental value. The equities are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Asia Pacific ex Japan Index are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value") within the FTSE RAFI Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Asia Pacific ex Japan Index is comprised of Asia Pacific companies with the largest Fundamental Value, selected from the constituents of the FTSE Asia Pacific ex Japan Developed Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the Asia Pacific ex Japan Developed Large/Mid-Cap Indexes, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest Asia Pacific companies, excluding Japanese companies, are then selected. These will be the FTSE RAFI Asia Pacific ex Japan Index constituents. Their weights in this Underlying Index will be set proportional to their Fundamental Value.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Asia Pacific ex Japan Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the FTSE RAFI Asia Pacific ex Japan Index.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Large Capitalization Company Risk

Returns of large companies could trail the returns of stocks in smaller companies.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Risks of Investing in Asia Pacific Companies

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Due to heavy reliance on international trade, a decrease in demand, due to recession or otherwise, in the United States, Europe or Asia would adversely affect economic performance in the region.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 25, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$3,500 †
Maximum Creation/Redemption Transaction Fee(2)	$14,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.80%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$82	$255

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $3,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $3,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $47,840 if the Creation Unit is redeemed after one year, and $134,738 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio

Ticker: PDQ Intraday NAV Ticker: PDQ.IV ex Japan Mid Small Index (Ticker: FRSDPXJ)	CUSIP: 73936T847 Underlying Index: FTSE RAFI Developed Asia Pacific

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index and ADRs based on the stocks in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of small and medium capitalization companies that are classified as Asia Pacific within FTSE's country classification definition, excluding Japanese companies. The FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index is designed to track the performance of the Asia Pacific small and medium capitalization companies with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Developed Asia Pacific ex Japan All Cap Index, as determined by FTSE (the "Index Provider"). The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index consisted of securities of approximately 204 companies with market capitalizations of between approximately $131 million and $17.6 billion that were domiciled in Australia, Hong Kong, New Zealand and Singapore. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index in proportion to their weightings in the FTSE RAFI Developed Asia Pacific ex Japan

Mid Small Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index, purchase securities not in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index which the Adviser believes are appropriate to substitute for certain securities in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index or utilize various combinations of other available investment techniques, in seeking to track the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index. The Fund may sell securities that are represented in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index in anticipation of their removal from the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index, or purchase securities not represented in the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index in anticipation of their addition to the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index.

Index Methodology

The FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index methodology is designed to track the performance of the small and medium capitalization securities represented amongst the constituents of the FTSE Developed Asia Pacific ex Japan All Cap Index with the largest Fundamental Value.

The FTSE Developed Asia Pacific ex Japan All Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in the Asia Pacific region ex Japan. The FTSE Developed Asia Pacific ex Japan All Cap Index consists of countries domiciled in the following developed market countries: Australia, Hong Kong, New Zealand and Singapore.

The securities of the Underlying Index are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Securities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index are selected from among the small and medium capitalization companies with the largest Fundamental Value within the FTSE Developed Asia Pacific ex Japan All Cap Index.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index is comprised of Asia Pacific small and medium capitalization companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed Asia Pacific ex Japan All Cap Index.

(2) Using the securities universe of companies of the FTSE Developed Asia Pacific ex Japan All Cap Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest small and medium capitalization Asia Pacific companies, excluding Japanese companies, are then selected. These will be the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

The Underlying Index began operations on August 6, 2007. Valuation data regarding the Underlying Index and the FTSE Developed Asia Pacific ex Japan All Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Risks of Investing in Asia Pacific Companies

The level of development of the economies of countries in the Asia Pacific region varies greatly. Furthermore, since the economies of the countries in the region are largely intertwined, if an economic recession is experienced by any of these countries, it will likely adversely impact the economic performance of other countries in the region. Certain economies in the region may be adversely affected by increased competition, high inflation rates, undeveloped financial services sectors, currency fluctuations or restrictions, political and social instability and increased economic volatility. Due to heavy reliance on international trade, a decrease in demand, due to recession or otherwise, in the

United States, Europe or Asia would adversely affect economic performance in the region.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on September 27, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses (1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$5,000 †
Maximum Creation/Redemption Transaction Fee(2)	$20,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.80%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.80%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$82	$255

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $5,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $5,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $50,840 if the Creation Unit is redeemed after one year, and $137,738 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

Ticker: PXF Intraday NAV Ticker: PXF.IV (Ticker: FRX1X)	CUSIP: 73936T789 Underlying Index: FTSE RAFI Developed ex US Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the FTSE RAFI Developed ex US Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Developed Markets ex US Index and ADRs based on the stocks in the FTSE RAFI Developed ex US Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies originating in countries that are classified as "developed" within FTSE's country classification definition, excluding the United States. The FTSE RAFI Developed ex US Index is designed to track the performance of the companies domiciled in developed markets with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex US Large/Mid-Cap Indexes as determined by FTSE (the "Index Provider"). The equities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Developed ex US Index consisted of 981 securities of companies with market capitalizations of between approximately $18 million and $398 billion that were domiciled in Australia, Austria, Belgium, Canada, China, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, Thailand and the United Kingdom or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Developed ex US Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the FTSE RAFI Developed ex US Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Developed ex US Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the FTSE RAFI Developed ex US Index in proportion to their weightings in the FTSE RAFI Developed ex US Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the FTSE RAFI Developed ex US Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the FTSE RAFI Developed ex US Index, purchase securities not in the FTSE RAFI Developed ex US Index which the Adviser believes are appropriate to substitute for certain securities in the FTSE RAFI Developed ex US Index or utilize various combinations of other available investment techniques, in seeking to track the FTSE RAFI Developed ex US Index. The Fund may sell securities that are represented in the FTSE RAFI Developed ex US Index in anticipation of their removal from the FTSE RAFI Developed ex US Index, or purchase securities not represented in the FTSE RAFI Developed ex US Index in anticipation of their addition to the FTSE RAFI Developed ex US Index.

Index Methodology

The FTSE RAFI Developed ex US Index methodology is designed to track the performance of the companies with the largest fundamental value, selected from the constituents of the FTSE RAFI Developed ex US Large/Mid-Cap Indexes. The equities are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Developed ex US Index are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value") within the FTSE RAFI Developed ex US Large/Mid-Cap Indexes.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Developed ex US Index is comprised of companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed ex US Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the FTSE Developed ex US Large/Mid-Cap Indexes, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest securities are then selected. These will be the FTSE RAFI Developed ex US Index constituents. Their weights in this Underlying Index will be set proportional to their Fundamental Value.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Developed ex US Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the FTSE RAFI Developed ex US Index.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 25, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$17,500 †
Maximum Creation/Redemption Transaction Fee(2)	$70,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $17,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $17,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $73,297 if the Creation Unit is redeemed after one year, and $154,843 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio

Ticker: PDN Intraday NAV Ticker: PDN.IV (Ticker: FRSDXUS)	CUSIP: 73936T771 Underlying Index: FTSE RAFI Developed ex US Mid Small 1500 Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the FTSE RAFI Developed ex US Mid Small 1500 Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in small capitalization stocks that comprise the FTSE RAFI Developed ex US Mid Small 1500 Index and ADRs based on the stocks in the FTSE RAFI Developed ex US Mid Small 1500 Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in small and medium capitalization companies that are classified as "developed" within FTSE's country classification definition, excluding the United States. The FTSE RAFI Developed ex US Mid Small 1500 Index is designed to track the performance of the small and medium capitalization companies domiciled in developed markets with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Developed ex US All Cap Index, as determined by FTSE (the "Index Provider"). The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Developed ex US Mid Small 1500 Index consisted of approximately 1,394 securities of companies with market capitalizations of between approximately $49 million and $63.6 billion that were domiciled in Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Luxembourg, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Developed ex US Mid Small 1500 Index; a figure of 1.00 would represent perfect correlation. Because of the practical difficulties and expense of purchasing 1,500 stocks, the Fund does not purchase all of the stocks in the FTSE RAFI Developed ex US Mid Small 1500 Index. Instead, the Adviser utilities a "sampling" methodology in seeking to achieve the Fund's objective. Sampling means that the Adviser uses quantitative analysis to select stocks from the FTSE RAFI Developed ex US Mid Small 1500 Index universe to obtain a representative sample of stocks that resemble the FTSE RAFI Developed ex US Mid Small 1500 Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of stocks. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of stocks in the FTSE RAFI Developed ex US Mid Small 1500 Index, but reserves the right to hold as many stocks as it believes necessary to achieve the Fund's investment objective. The Fund may sell securities that are represented in the FTSE RAFI Developed ex US Mid Small 1500 Index in anticipation of their removal from the FTSE RAFI Developed ex US Mid Small 1500 Index, or purchase securities not represented in the FTSE RAFI Developed ex US Mid Small 1500 Index in anticipation of their addition to the FTSE RAFI Developed ex US Mid Small 1500 Index.

Index Methodology

The FTSE RAFI Developed ex US Mid Small 1500 Index methodology is designed to track the performance of the small and medium capitalization companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed ex US All Cap Index.

The FTSE Developed ex US All Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets ex the United States. The FTSE Developed ex US All Cap Index consists of companies domiciled in the following developed market countries: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

The securities of the Underlying Index are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Securities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Developed ex US Mid Small 1500 Index are selected from among the small and medium capitalization companies with the largest Fundamental Value within the FTSE Developed ex US All Cap Index.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Developed ex US Mid Small 1500 Index is comprised of small and medium capitalization companies with the largest Fundamental Value, selected from the constituents of FTSE Developed ex US All Cap Index.

(2) Using the securities universe of companies of the FTSE Developed ex US All Cap Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest small and medium capitalization securities are then selected. These will be the FTSE RAFI Developed ex US Mid Small 1500 Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

The Underlying Index began operations on August 6, 2007. Valuation data regarding the Underlying Index and the FTSE Developed ex US All Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Sampling Risk

The Fund's use of a representative sampling approach will result in its holding a smaller number of securities than are in the Underlying Index. As a result, an adverse development respecting an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Underlying Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on September 27, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses (1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$23,000 †
Maximum Creation/Redemption Transaction Fee(2)	$92,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $23,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $23,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $84,297 if the Creation Unit is redeemed after one year, and $165,843 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Emerging Markets Portfolio

Ticker: PXH Intraday NAV Ticker: PXH.IV	CUSIP: 73936T763 Underlying Index: FTSE RAFI Emerging Index (Ticker: FREM)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the index called the FTSE RAFI Emerging Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Emerging Index and ADRs based on the stocks in the FTSE RAFI Emerging Index. The Adviser anticipates that a significant portion of the Fund's investments will be in ADRs based on the stocks included in the Underlying Index. The Fund will normally invest at least 80% of its total assets in securities of companies that are classified as emerging markets within FTSE's country classification definition. The FTSE RAFI Emerging Index is designed to track the performance of the emerging market stocks with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Emerging Large/Mid Cap Index, as determined by FTSE (the "Index Provider"). The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Emerging Index consisted of approximately 153 securities of companies issued by companies with market capitalizations of between approximately $5 million and $370.5 billion that were domiciled in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Emerging Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the FTSE RAFI Emerging Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Emerging Index; a figure of 1.00 would represent perfect correlation. The Fund does not currently intend to purchase all of the securities in the FTSE RAFI Emerging Index. Instead, the Adviser utilizes a "sampling" methodology in seeking to achieve the Fund's objective. Sampling means that the Adviser uses quantitative analysis to select securities from the FTSE RAFI Emerging Index universe to obtain a representative sample of securities that resemble the FTSE RAFI Emerging Index in terms of key risk factors, performance attributes and other characteristics. These include industry weightings, market capitalization and other financial characteristics of securities. The quantity of holdings in the Fund will be based on a number of factors, including asset size of the Fund. The Adviser generally expects the Fund to hold less than the total number of securities in the FTSE RAFI Emerging Index, but reserves the right to hold as many securities as it believes necessary to achieve the Fund's investment objective and may determine in the future to invest in all of the securities in the FTSE RAFI Emerging Index in proportion to their weighting in the FTSE RAFI Emerging Index.

Index Methodology

The FTSE RAFI Emerging Index methodology is designed to track the performance of the emerging market securities represented amongst the constituents of the FTSE Emerging Large/Mid Cap Index with the largest Fundamental Value.

The FTSE Emerging Large/Mid Cap Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The FTSE Emerging Large/Mid Cap Index consists of companies domiciled in the following 25 emerging market countries: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hong Kong, Hungary, India, Indonesia, Israel, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, South Korea, Taiwan, Thailand and Turkey.

The securities of the Underlying Index are selected annually based on the criteria of firm size, based on the following four fundamental measures: book value, cash flow, sales and dividends. Securities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Emerging Index are selected from among the companies with the largest Fundamental Value within the FTSE Emerging Large/Mid Cap Index.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Emerging Index is comprised of the emerging market companies with the largest Fundamental Value, selected from the constituents of the FTSE Emerging Large/Mid Cap Index.

(2) Using the securities universe of companies of the FTSE Emerging Large/Mid Cap Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest emerging market securities are then selected. These will be the FTSE RAFI Emerging Index constituents. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

The Underlying Index began operations on July 9, 2007. Valuation data regarding the Underlying Index and the FTSE Emerging Large/Mid Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Emerging Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Due in part to liquidity limitations in certain countries in which companies included in the Underlying Index invest, the Adviser anticipates investing a significant portion of the Fund's investments in ADRs based on the securities included in the Underlying Index in lieu of the securities included in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Emerging Markets Securities Risk

Investments in the securities of issuers in emerging market countries involve risks not associated with investments in the securities of issuers in developed countries. Emerging markets are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than more developed markets. In addition, securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. There may be less information publicly available with regard to emerging market issuers and such issuers are not subject to the uniform accounting, auditing and financial reporting standards applicable to U.S. issuers. There may be no single centralized securities exchange on which securities are traded in emerging market countries and the systems of corporate governance to which companies in emerging markets are subject may be less advanced than that to which U.S. issuers are subject, and therefore, shareholders in such companies may not receive many of the protections available to shareholders in U.S. issuers. Securities law in many emerging markets countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent, and subject to sudden change.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on September 27, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$9,000
Maximum Creation/Redemption Transaction Fee(2)	$36,000

Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.85%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.85%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$87	$271

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 200,000 Shares (each block of 200,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $9,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $9,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $61,382 if the Creation Unit is redeemed after one year, and $153,621 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

PowerShares FTSE RAFI Europe Portfolio

Ticker: PEF Intraday NAV Ticker: PEF.IV (Ticker: FREU)	CUSIP: 73936T755 Underlying Index: FTSE RAFI Europe Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the FTSE RAFI Europe Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Europe Index and ADRs based on the stocks in the FTSE RAFI Europe Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies that are classified as European within FTSE's country classification definition. The FTSE RAFI Europe Index is designed to track the performance of the European companies represented amongst the constituents of the FTSE RAFI Europe Developed Large/Mid-Cap indexes with the largest fundamental value, selected from the constituents of the FTSE Europe Developed Large/Mid-Cap indexes as determined by FTSE (the "Index Provider"). The equities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Europe Index consisted of approximately 463 securities of companies with market capitalizations of between approximately $18 million and $353 billion that were domiciled in Austria, Belgium, Luxembourg, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Europe Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the RRAFI Europe Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Europe Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the FTSE RAFI Europe Index in proportion to their weightings in the FTSE RAFI Europe Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the FTSE RAFI Europe Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the FTSE RAFI Europe Index, purchase securities not in the FTSE RAFI Europe Index which the Adviser believes are appropriate to substitute for certain securities in the FTSE RAFI Europe Index or utilize various combinations of other available investment techniques, in seeking to track RAFI Europe Index. The Fund may sell securities that are represented in the FTSE RAFI Europe Index in anticipation of their removal from the FTSE RAFI Europe Index, or purchase securities not represented in the FTSE RAFI Europe Index in anticipation of their addition to the FTSE RAFI Europe Index.

Index Methodology

The FTSE RAFI Europe Index methodology is designed to track the performance of the companies represented among the constituents of the FTSE RAFI Europe FTSE RAFI Developed Large/Mid-Cap Indexes with the largest fundamental value. The equities are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Europe Index are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value") within the FTSE RAFI Developed Large/Mid-Cap Indexes.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Europe Index is comprised of the European companies with the largest Fundamental Value, selected from the constituents of the FTSE Europe Developed Large/Mid-Cap Indexes.

(2) Using the securities universe of companies of the FTSE Europe Developed Large/Mid-Cap Indexes, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest European securities are then selected. These will be the FTSE RAFI Europe Index. Their weights in this Underlying Index will be set proportional to their Fundamental Value.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Europe Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the FTSE RAFI Europe Index.

Medium Capitalization Company Risk

Investing in securities of medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 25, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$10,000 †
Maximum Creation/Redemption Transaction Fee(2)	$40,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $10,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $10,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $58,297 if the Creation Unit is redeemed after one year, and $139,843 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

* See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Europe Small-Mid Portfolio

Ticker: PWD Intraday NAV Ticker: PWD.IV Mid Small Index (Ticker: FRSDEURS)	CUSIP: 73936T748 Underlying Index: FTSE RAFI Developed Europe

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the FTSE RAFI Developed Europe Mid Small Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Developed Europe Mid Small Index and ADRs based on the stocks in the FTSE RAFI Developed Europe Mid Small Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of small and medium capitalization companies that are classified as European within FTSE's country classification definition. The FTSE RAFI Developed Europe Mid Small Index is designed to track the performance of the European small and medium capitalization companies represented amongst the constituents of the FTSE Developed Europe All Cap Index with the highest ranking cumulative score ("Fundamental Value"), selected from the constituents of the FTSE Developed Europe All Cap Index, as determined by FTSE (the "Index Provider"). The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Developed Europe Mid Small Index consisted of the securities of approximately 595 companies with market capitalizations of between approximately $6 million and $20 billion that were domiciled in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Developed Europe Mid Small Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the FTSE RAFI Europe Mid Small Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Developed Europe Mid Small Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the FTSE RAFI Developed Europe Mid Small Index in proportion to their weightings in the FTSE RAFI Developed Europe Mid

Small Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the FTSE RAFI Developed Europe Mid Small Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the FTSE RAFI Developed Europe Mid Small Index, purchase securities not in the FTSE RAFI Developed Europe Mid Small Index which the Adviser believes are appropriate to substitute for certain securities in the FTSE RAFI Developed Europe Mid Small Index or utilize various combinations of other available investment techniques, in seeking to track FTSE RAFI Europe Mid Small Index. The Fund may sell securities that are represented in the FTSE RAFI Developed Europe Mid Small Index in anticipation of their removal from the FTSE RAFI Developed Europe Mid Small Index, or purchase securities not represented in the FTSE RAFI Developed Europe Mid Small Index in anticipation of their addition to the FTSE RAFI Developed Europe Mid Small Index.

Index Methodology

The FTSE RAFI Developed Europe Mid Small Index methodology is designed to track the performance of the small and medium capitalization companies represented among the constituents of the FTSE Developed Europe All Cap Index with the largest Fundamental Value.

The FTSE Developed Europe All Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of the developed markets in Europe. The FTSE Developed Europe All Cap Index consists of companies domiciled in the following 16 developed market countries: Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom.

The securities of the Underlying Index are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Securities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Developed Europe Mid Small Index are selected from among the small and medium capitalization companies with the largest Fundamental Value within the FTSE Developed Europe All Cap Index.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Developed Europe Mid Small Index is comprised of the European small and medium capitalization companies with the largest Fundamental Value, selected from the constituents of the FTSE Developed Europe All Cap Index.

(2) Using the securities universe of companies of the FTSE Developed Europe All Cap Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest European small and medium capitalization securities are then selected. These will be the FTSE RAFI Developed Europe Mid Small Index. Their weights in the Underlying Index will be set proportional to their Fundamental Value.

The Underlying Index began operations on August 6, 2007. Valuation data regarding the Underlying Index and the FTSE Developed Europe All Cap Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Developed Europe Mid Small Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the FTSE RAFI Developed Europe Mid Small Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result,

changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on September 27, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$13,000 †
Maximum Creation/Redemption Transaction Fee(2)	$52,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $13,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $13,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $45,148 if the Creation Unit is redeemed after one year, and $85,921 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI International Real Estate Portfolio

Ticker: PRY Intraday NAV Ticker: PRY.IV Global ex US Index (Ticker: FRXR)	CUSIP: 73936T425 Underlying Index: FTSE RAFI Real Estate

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the FTSE RAFI Real Estate Global ex US Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the Underlying Index and ADRs based on the stocks in the Underlying Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Underlying Index is designed to track the performance of the real estate companies with the largest fundamental value, selected from the constituents of the FTSE Global ex US All Cap Index as determined by FTSE (the "Index Provider"). The Fund will normally invest at least 80% of its total assets in real estate companies. The securities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the Underlying Index consisted of the securities of approximately 142 companies with market capitalizations between $191 million and $53 billion domiciled in Australia, Belgium, Canada, China, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, the Netherlands, Austria, the Philippines, South Africa, Singapore, Spain, Sweden, Switzerland, Taiwan and the United Kingdom. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Underlying Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Underlying Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the Underlying Index in proportion to their weightings in the Underlying Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Underlying Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Underlying Index, purchase securities not in the Underlying Index which the Adviser believes are appropriate to substitute for certain securities in the Underlying Index or utilize various combinations of other available investment techniques in seeking to track the Underlying Index. The Fund may sell securities that are represented in the Underlying Index in anticipation of their removal from the Underlying Index, or purchase securities not represented in the Underlying Index in anticipation of their addition to the Underlying Index.

Index Methodology

The Underlying Index methodology is designed to track the performance of the real estate securities from developed countries, excluding the United States, represented amongst the constituents of the FTSE Global ex US All Cap Index with the largest Fundamental Value.

The FTSE Global ex US All Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure global market performance, excluding the United States. The FTSE Global ex US All Cap Index includes over 5,000 securities in 47 different countries and includes large, mid and small capitalization stocks.

The securities of the Underlying Index are selected annually based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. Securities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the Underlying Index are selected from among the real estate companies with the largest Fundamental Value within the FTSE Global ex US All Cap Index.

Index Construction

(1) The Underlying Index is comprised of real estate companies domiciled in Australia, Belgium, Canada, China, Finland, France, Germany, Hong Kong, Israel, Italy, Japan, the Netherlands, Austria, the Philippines, South Africa, Singapore, Spain, Sweden, Switzerland, Taiwan and the United Kingdom, excluding the United States. The real estate companies are selected based on the following fundamental measures of firm size (all denominated in US dollars):

(a)  Sales averaged over the prior five years,

(b)  Adjusted funds from operations averaged over the prior five years, and

(c)   Book value over the prior five years.

(2) The universe of real estate companies is ranked by equally-weighting each fundamental measure.

(3) Each individual real estate company is assigned a weight equal to its fundamental weight.

The Underlying Index began operations on November 19, 2007. Valuation data regarding the Underlying Index is available via major vendors such as Bloomberg, L.P., Reuters and Thomson Financial. All FTSE RAFI Index values are accessible on the FTSE website at www.ftse.com.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Underlying Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Underlying Index.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Risk of Investing in Foreign Real Estate Companies

The Fund will invest in foreign real estate companies. Foreign real estate companies are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Foreign real estate companies are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the companies invest and their underlying portfolio securities. The yield on an investment depends on the amount of income and capital appreciation generated by the real property, and if the property does not generate enough income, the ability of the real estate company to make principal and interest payments on its debt securities may be adversely affected. Furthermore, real property investments are also subject to risks that are specific to the real estate sector in which the foreign real estate company invests, such as hotel, office, healthcare and retail properties, which are often subject to specific governmental laws and regulations. In addition, the value of a foreign real estate company can depend on the structure of, and cash flow generated by, the company.

Foreign investment companies pool investors' funds for investments primarily in real estate properties. Like mutual funds, foreign investment companies have expenses, which may include advisory and administration fees, that are paid to their shareholders. As a result, you may absorb duplicate levels of fees when the Fund invests in foreign investment companies. The foreign real estate companies in which the Fund invests are subject to local laws, rules and regulations. Any failure by these companies to comply with such local laws, rules and regulations could adversely impact the Fund's returns.

Subprime Mortgage Risk

The Fund may invest in real estate companies that may be affected by the downturn in the subprime mortgage lending market in the United States. Subprime loans have higher defaults and losses than prime loans. Subprime loans also have higher serious delinquency rates than prime loans. The downturn in the subprime mortgage lending market may have far-reaching consequences into many aspects and geographic regions of the real estate business, and consequently, the value of the Fund may decline in response to such developments.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on December 28, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$2,000 †
Maximum Creation/Redemption Transaction Fee(2)	$8,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $2,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $2,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $23,148 if the Creation Unit is redeemed after one year, and $63,921 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares FTSE RAFI Japan Portfolio

Ticker: PJO Intraday NAV Ticker: PJO.IV (Ticker: FRJPN)	CUSIP: 73936T698 Underlying Index: FTSE RAFI Japan Index

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the FTSE RAFI Japan Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the FTSE RAFI Japan Index and ADRs based on the stocks in the FTSE RAFI Japan Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies that are classified as Japanese within FTSE's country classification definition. The FTSE RAFI Japan Index is designed to track the performance of the Japanese stocks represented amongst the constituents of the FTSE RAFI Developed ex US Index. The equities are selected and weighted based on the following four fundamental measures of firm size: book value, cash flow, sales and dividends. As of December 31, 2007, the FTSE RAFI Japan Index consisted of 335 securities of companies issued by companies with market capitalizations of between approximately $771 million and $174 billion that were domiciled in Japan or primarily listed on a Japanese exchange. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The FTSE RAFI Japan Index is adjusted annually and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the FTSE RAFI Japan Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the FTSE RAFI Japan Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the FTSE RAFI Japan Index in proportion to their weightings in the FTSE RAFI Japan Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the FTSE RAFI Japan Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the FTSE RAFI Japan Index, purchase securities not in the FTSE RAFI Japan Index which the Adviser believes are appropriate to substitute for certain securities in the FTSE RAFI Japan Index or utilize various combinations of other available investment techniques, in seeking to track RAFI Japan Index. The Fund may sell securities that are represented in the FTSE RAFI Japan Index in anticipation of their removal from the FTSE

RAFI Japan Index or purchase securities not represented in the FTSE RAFI Japan Index in anticipation of their addition to the FTSE RAFI Japan Index.

Index Methodology

The FTSE RAFI Japan Index methodology is designed to track the performance of the Japanese securities represented amongst the constituents of the FTSE RAFI Developed ex US Index. The methodology evaluates companies annually based on the criteria of firm size, based on the following four fundamental measures: book value, cash flow, sales and dividends. Equities are then weighted by each of these four fundamental measures. An overall weight is calculated for each security by equally-weighting each fundamental measure. For companies that have never paid dividends, that measure will be excluded from the average. Component securities for the FTSE RAFI Japan Index are selected from among the companies with the highest-ranking cumulative score ("Fundamental Value") within the FTSE RAFI Developed ex US Index.

Index Construction

Reviews of the composition of the Underlying Index are conducted annually based on the following criteria:

(1) The FTSE RAFI Japan Index is comprised of the Japanese companies with the largest Fundamental Value, selected from the constituents of the FTSE RAFI Developed ex US 1000 Index.

(2) Using the securities universe of companies of the FTSE RAFI Developed ex US 1000 Index, their Fundamental Values are calculated based on the following factors:

(a) The percentage representation of each security using only sales figures.

(b) The percentage representation of each security using cash flow figures.

(c) The percentage representation of each security using book value.

(d) The percentage representation of each security using dividends. (A security that has not paid a dividend in the past five years will have a percentage representation of zero.)

(3) The securities are then ranked in descending order of their Fundamental Value and the Fundamental Value of each company is divided by its free-float adjusted market capitalization. The largest Japanese securities are then selected. These will be the FTSE RAFI Developed ex US Index constituents. The Japanese companies from this index comprise the FTSE RAFI Japan Index. Their weights in this index will be set proportionally to their Fundamental Value.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the FTSE RAFI Japan Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the FTSE RAFI Japan Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the FTSE RAFI Japan Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the FTSE RAFI Japan Index.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return on RAFI Japan Index, as would be the case if it purchased all of the securities in the FTSE RAFI Japan Index with the same weightings as the FTSE RAFI Japan Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the FTSE RAFI Japan Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriate its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Risk of Investing in Japanese Securities

The Japanese economy is highly dependent on trade, and may be adversely impacted by the implementation of tariffs and protectionist measures by various governments, the increased costs of raw materials, an aging workforce, large government deficits or fundamental changes in the Japanese labor market. Furthermore, Japanese corporations often engage in high levels of corporate leveraging, extensive cross-purchases of the securities of other corporations and are subject to a changing corporate governance structure. Japanese financial reporting, accounting and auditing standards are different than those used in the United States and Japanese companies are not required under existing securities laws to timely provide all of the disclosure required under U.S. securities laws. Therefore, information available regarding Japanese corporations may be less reliable than the information available with regard to U.S. corporations and all material information may not be available to the Fund. In addition, it may be difficult for the Fund to obtain a judgment in a Japanese court to enforce its legal rights.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 25, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$4,500 †
Maximum Creation/Redemption Transaction Fee(2)	$18,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $4,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $4,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $5,000,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the

* See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

total costs would be $47,297 if the Creation Unit is redeemed after one year, and $128,843 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

Powershares Global Clean Energy Portfolio

Ticker: PBD Intraday NAV Ticker: PBD.IV Global Innovative Index (Ticker: NEX)	CUSIP: 73936T615 Underlying Index: WilderHill New Energy

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield of the WilderHill New Energy Global Innovation Index (the "Underlying Index" or "New Energy Global Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the New Energy Global Index and ADRs based on the stocks in the New Energy Global Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies engaged in the business of the advancement of cleaner energy and conservation and ADRs based on the stocks in the New Energy Global Index. The New Energy Global Index is an index comprised primarily of companies whose technologies focus on the generation and use of cleaner energy, conservation and efficiency, and the advancement of renewable energy in general, as determined by WilderHill New Energy Finance, LLC (the "Index Provider"). The New Energy Global Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses; it also includes companies involved in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells. As of December 31, 2007, the New Energy Global Index consisted of securities of 84 companies with market capitalizations of between approximately $169 million and $40.2 billion that were domiciled in Australia, Austria, Belgium, Brazil, Canada, China, Denmark, France, Finland, Germany, India, Ireland, Italy, Japan, New Zealand, Norway, Philippines, Spain, Switzerland, Taiwan, the United Kingdom and the United States or primarily listed on an exchange in such countries. Stocks are selected principally on the basis of their capital appreciation potential as identified by the Index Provider pursuant to a proprietary Index methodology, with a bias placed on renewable energy companies. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The New Energy Global Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the New Energy Global Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the New Energy Global Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in all of the securities comprising the New Energy Global Index in proportion to their weightings in the New Energy

Global Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the New Energy Global Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the New Energy Global Index, purchase securities not in the New Energy Global Index which the Adviser believes are appropriate to substitute for certain securities in the New Energy Global Index or utilize various combinations of other available investment techniques, in seeking to track the New Energy Global Index. The Fund may sell securities that are represented in the New Energy Global Index in anticipation of their removal from the New Energy Global Index or purchase securities not represented in the New Energy Global Index in anticipation of their addition to the New Energy Global Index.

Index Methodology

The New Energy Global Index methodology is designed to objectively identify those securities within the energy industry that have the greatest potential for capital appreciation, with an Index bias in favor of the purer-play companies in renewable energy, and those in cleaner energy generally. The New Energy Global Index is mainly comprised of companies in wind, solar, biomass and biofuels, small-scale hydro, geothermal, marine and other relevant renewable energy businesses and includes companies targeting step-change improvements in generation, distribution and storage of energy, as well as conservation, efficiency, materials, and in the emerging hydrogen and fuel cell sectors, and in associated services. The Index Provider evaluates companies quarterly, based on a variety of criteria, including a qualitative and quantitative proprietary methodology. Component securities for the New Energy Global Index are selected from among the highest rated companies within their respective sub-groups.

Index Construction

Reviews of the composition of the Underlying Index are conducted quarterly based on the following criteria:

(1) The Underlying Index is mainly comprised of companies in wind, solar, biofuels, hydro, wave and tidal, geothermal and other relevant renewable energy businesses. The Underlying Index also includes companies in energy conversion, storage, conservation, efficiency, materials, pollution control, emerging hydrogen and fuel cells.

(a) At least half of the companies comprising the Underlying Index are listed on stock exchanges outside the United States.

(b) There is an Underlying Index bias in favor of the purer-play companies in renewable energy, and those in cleaner energy generally. Accordingly, the smaller-cap and mid-cap companies contained in the Index may have a leading role in Underlying Index composition. Larger companies with diversified businesses may be included in the Underlying Index, but only when they have significant exposure to clean or renewable energy, as determined by a proprietary methodology.

(c) Securities placed in the Underlying Index must have (a) a three-month average market capitalization of at least $50 million; (b) a three-month average closing price above $1.00 if not currently in the Underlying Index; and (c) a six-month average daily trading volume of at least $750,000.

(2) No single security may exceed 5% of the total Index weight at the quarterly rebalancing. As new energy technologies are developed, companies involved in such technologies may be added to the Index when significant to this sector. The Index uses modified equal dollar weighting.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the New Energy Global Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Due to legal and regulatory rules and limitations imposed by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the New Energy Global Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriate its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Clean Energy Industry Concentration Risk

The clean energy industry can be significantly affected by obsolescence of existing technology, short product cycles, falling prices and profits, competition from new market entrants and general economic conditions. Further, the clean energy industry can be significantly affected by intense competition and legislation resulting in more strict government regulations and enforcement policies and specific expenditures for cleanup efforts, and can be subject to risks associated with hazardous materials. The clean energy industry can be significantly affected by fluctuations in energy prices and supply and demand of alternative energy fuels, energy conservation, the success of exploration projects and tax and other government regulations. The industry also can be significantly affected by the supply of and demand for specific products or services, the supply of and demand for oil and gas, the price of oil and gas, production spending, government regulation, world events and economic conditions.

Securities of the companies involved in this industry have been significantly more volatile than securities of companies operating in other more established industries. Certain valuation methods currently used to value companies involved in the alternative power and power technology sectors, particularly those companies that have not yet traded profitably, have not been in widespread use for a significant period of time. As a result, the use of these valuation methods may serve to increase further the volatility of certain alternative power and power technology company share prices.

This industry sector is relatively nascent and under-researched in comparison to more established and mature sectors, and should therefore be regarded as having greater investment risk. Changes in U.S., European and other governments' policies towards alternative power and power technology also may have an adverse effect on the Fund's performance.

The Fund may invest in the shares of companies with a limited operating history, some of which may never have traded profitably. Investment in young companies with a short operating history is generally riskier than investment in companies with a longer operating history.

The Fund, being composed of securities issued by companies operating in a limited number of industries, will carry greater risk and may be more volatile than a portfolio composed of securities issued by companies operating in a wide variety of different industries.

The price of crude oil, natural gas, electricity produced from traditional hydro power and that generated from nuclear power and possibly other as yet undiscovered energy sources could potentially have a negative impact on the competitiveness of renewable energies.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 13, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$1,500 †
Maximum Creation/Redemption Transaction Fee(2)	$6,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,500 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,500 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $22,148 if the Creation Unit is redeemed after one year, and $62,921 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

* See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Powershares Global Water Portfolio

Ticker: PIO Intraday NAV Ticker: PIO.IV	CUSIP: 73936T623 Underlying Index: Palisades Global Water Index (Ticker: PIIWI)

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the Palisades Global Water Index (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the Palisades Global Water Index and ADRs based on the stocks in the Palisades Global Water Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in securities of companies that generate at least 50% of their revenue from water or water-related activities. The Palisades Global Water Index is a modified equal-dollar weighted index comprised of publicly traded global water companies listed on major international stock exchanges whose business stands to benefit substantially from the quantity and/or quality issues associated with the global management of water resources. The components of the Palisades Global Water Index are selected based on the objective of providing a representative indicator of the global water business. The Palisades Global Water Index was created by, and is a trademark of, Water Index Associates, LLC (the "Index Provider"). The components of the Palisades Global Water Index are categorized by sector based on a determination by the Index Provider as to the proper classification of a company's water or water-related activity. The Index Provider selects global water companies that it believes are core holdings of a diversified global water portfolio. As of December 31, 2007, the Palisades Global Water Index consisted of 40 securities of companies with market capitalizations of between approximately $311 million and $375 billion that were domiciled in Brazil, Chile, China, Finland, France, Germany, Hong Kong, India, Italy, Japan, Malaysia, the Netherlands, Singapore, South Korea, Spain, Switzerland, the United Kingdom and the United States or primarily listed on an exchange in such countries. The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The Palisades Global Water Index is rebalanced after the close of trading on the next to last business day of each March, June, September and December (the "Rebalance Date") and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Palisades Global Water Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the Palisades Global Water Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the stocks comprising the Palisades Global Water Index in proportion to their weightings in the Palisades Global Water Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the Palisades Global Water Index as a whole. There may also be instances in which the Adviser may choose to overweight another security in the Palisades Global Water Index, purchase securities not in the Palisades Global Water Index which the Adviser believes are appropriate to substitute for certain securities in the Palisades Global Water Index or utilize various combinations of other available investment techniques, in seeking to track Palisades Global Water Index. The Fund may sell securities that are represented in the Palisades Global Water Index in anticipation of their removal from the Palisades Global Water Index, or purchase securities not represented in the Palisades Global Water Index in anticipation of their addition to the Palisades Global Water Index.

Index Methodology

The components of the Palisades Global Water Index are categorized by sector based on a determination by the Index Provider as to the proper classification of a company's water or water-related activity. The Index Provider selects global water companies traded on stock exchanges around the world that it believes are core holdings of a diversified global water portfolio. The Palisades Global Water Index is modified equal-dollar weighted and is rebalanced each March, June, September and December. The sectors within the Palisades Global Water Index are defined as follows:

Water Utilities

Water utilities are the "regulated" purveyors of water, directly responsible for getting water supplies to residential, commercial agricultural and industrial users. U.S. water utilities are under the jurisdiction of federal and state regulatory bodies and must comply with a myriad of regulatory requirements to ensure the safety of drinking water and the environmental impact of wastewater discharges. Foreign water utilities may operate under different regulatory frameworks than U.S. water utilities. The investor-owned water utilities included in the Palisades Global Water Index generally oversee the water, wastewater and/or stormwater facilities for a specific geographical region or are structured as holding companies comprised of geographically diverse operating divisions.

Treatment

The treatment sector comprises those companies that in some way contribute to the physical, chemical or biological integrity of water and/or wastewater supplies. Water treatment specifically refers to the process of converting raw water to potable water of sufficient quality to comply with applicable regulations, thereby ensuring the protection of human health. Wastewater treatment, though extricably linked to the provision of potable water, can be differentiated within the treatment sector through the additional objective of protecting the environment.

Analytical

The analytical sector includes companies that provide services, manufacture instrumentation or develop techniques for the analysis, testing or monitoring of water and/or wastewater. These analytics are applied, directly or indirectly, to achieve either a mandated compliance requirement or a management objective in optimizing the use of water relative to a specific function, whether industrial or residential. From a water policy perspective, the trend is clearly toward regulations where implementation of compliance requirements is tied to monitoring provisions. The analytical group is driven by the convergence of biotechnology, information technologies, optical sensing technology and advanced electronics.

Resource Management

The management of water as an economic resource reflects the transition of the water industry to the ideal of sustainability. This industry sector encompasses companies that provide engineering, construction, operations, consulting and related technical services to public and private customers in virtually all aspects of managing water resources. These firms in the Palisades Global Water Index have a significant presence in the development of water and wastewater projects on a global basis.

Infrastructure

This sector includes the companies that should benefit from the construction, replacement, repair and rehabilitation of water distribution systems throughout the world. It encompasses the vast interconnected network of pipelines, mains, storage tanks, lift stations, pumps, and smaller appurtenances of the water distribution system such as valves, flow meters and service connections. The sector also includes the rehabilitation market comprised of technologies utilized to upgrade, maintain and restore pipe networks as a cost-effective alternative to new construction.

Conglomerates/Diversified

The conglomerates sector comprises those companies that contribute significantly to the water industry yet are extensively diversified into other industries or markets such that the contribution of water or water-related activities can be relatively small. Conglomerates are reviewed on a case-by-case basis. These companies may not be conglomerates in the traditional sense but may have instead sought to apply a particular platform technology, product-line or service capability across several global markets, including water. The conglomerates sector contains leading global companies that have business brands or activities that are widely recognized and accepted within the water industry.

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the Palisades Global Water Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in stock prices. Overall stock values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. Due to legal and regulatory rules and limitations imposed by certain countries in which securities in the Underlying Index trade, the Fund may not be able to invest in all securities included in the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the Palisades Global Water Index.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' stocks may be more volatile and less liquid than those of more established companies. These stocks may have returns that vary, sometimes significantly, from the overall stock market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and may make them more sensitive to changing market conditions.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Water Industry Risk

The Fund's investments in the water industry may under-perform relative to the general market, returns on investments in other sectors or fixed-income securities. Furthermore, because the Fund will focus its investments in tracking just the water industry, economic downturns and global and domestic events detrimental to the water industry will have a greater impact on the Fund than would be the case if the Fund's investments were more well diversified. These detrimental events may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Competition between water companies and government regulation of water companies, including regulation of the rates that the companies may charge, both domestically and internationally, may adversely affect the earnings of the companies in which the Fund will invest.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on June 13, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$1,000 †
Maximum Creation/Redemption Transaction Fee(2)	$4,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Total Annual Fund Operating Expenses	0.75%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$77	$240

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

*  See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $1,000 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $1,000 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $21,148 if the Creation Unit is redeemed after one year, and $61,921 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

* See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

PowerShares International Listed Private Equity Portfolio

Ticker: PFP Intraday NAV Ticker: PFP.IV Private Equity IndexSM (Ticker: ILPEX)	CUSIP: 73936T466 Underlying Index: International Listed

Investment Objective, Strategies and Risks

Investment Objective

The Fund seeks investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the International Listed Private Equity IndexSM (the "Underlying Index").

Principal Investment Strategies

The Fund will normally invest at least 90% of its total assets in stocks that comprise the International Listed Private Equity Index and ADRs based on the stocks in the International Listed Private Equity Index. The Fund anticipates that the majority of its investments will be in the stocks that comprise the Underlying Index rather than in ADRs. The Fund will normally invest at least 80% of its total assets in publicly listed companies that invest in or lend capital to privately held companies (collectively "listed private equity companies").

The International Listed Private Equity Index is comprised of listed private equity companies. Stocks of the constituent companies are traded on exchanges outside of the United States. The International Listed Private Equity Index represents a diversified exposure to both a number of private equity firms or managers, as well as the consolidated exposure of the underlying portfolio investments. Considerations for diversification include the consolidated stage of investment (early, mid, late), type of capital (equity, debt, mezzanine, etc.), sector (Energy, Industrials, Technology, etc.) and geography. The publicly traded stocks within the International Listed Private Equity Index may include publicly traded limited partnership interests, investment holding companies, special purpose acquisition corporations, publicly traded venture capital funds, closed-end funds, ADRs, financial institutions who lend to or invest in privately held companies, real estate investment trusts ("REITS"), and any other vehicle whose primary purpose is to invest in privately held companies.

The International Listed Private Equity Index is compiled by Red Rocks Capital, LLC ("Red Rocks" or the "Index Provider") and has been operational and quoted since February 2007 under the symbol "ILPEX." As of December 31, 2007, the International Listed Private Equity Index consisted of approximately 34 securities of companies with market capitalizations between $236 million and $7.7 billion that were domiciled in Australia, Belgium, Bermuda, Brazil, Canada, Finland, Germany, Italy, Japan, Luxembourg, South Africa, South Korea, Spain, Sweden, Switzerland and the United Kingdom or primarily listed on an exchange in such countries.

The Fund's investment objective and 80% investment policy noted above are non-fundamental and require 60 days' prior written notice to shareholders before they can be changed.

The International Listed Private Equity Index is adjusted quarterly and the Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the International Listed Private Equity Index. The Adviser seeks correlation over time of 0.95 or better between the Fund's performance and the performance of the International Listed Private Equity Index; a figure of 1.00 would represent perfect correlation. The Fund generally will invest in the securities comprising the International Listed Private Equity Index in proportion to their weightings in the International Listed Private Equity Index. However, under various circumstances, it may not be possible or practicable to purchase all of those securities in those weightings. In those circumstances, the Fund may purchase a sample of securities in the International Listed Private Equity Index as a whole. There may also be instances in which the Adviser may choose to overweight a security in the International Listed Private Equity Index, purchase securities not in the International Listed Private Equity Index which the Adviser believes are appropriate to substitute for certain securities in the International Listed Private Equity Index or utilize various combinations of other available investment techniques, in seeking to track the International Listed Private Equity Index. The Fund may sell securities that are represented in the International Listed Private Equity Index in anticipation of their removal from the International Listed Private Equity Index, or purchase securities not represented in the International Listed Private Equity Index in anticipation of their addition to the International Listed Private Equity Index.

Index Methodology

Primary weighting of stocks within the International Listed Private Equity Index is based on stock market capitalizations. Market capitalization weighting may be modified in the interest of maintaining sector diversification that is similar to the sector weightings of the Morgan Stanley Capital International® Europe, Australasia, Far East (MSCI® EAFE®) Index. In addition, the Index Provider seeks to maintain a consolidated stage of investment similar to a typical large institutional private equity portfolio: 65% late stage, 25% mid stage and 10% early stage. The Index Provider may make further adjustments to market capitalization weightings to companies experiencing diminishing exposure to private businesses or relatively unclear direct exposure versus other companies. The International Listed Private Equity Index holds a minimum of thirteen securities and no security may exceed 10% of the weight of the Underlying Index.

Companies that represent a 5% or greater weighting, in the aggregate, may not represent more than 50% of the Underlying Index.

Index Construction

(1) The International Listed Private Equity Index is composed of a diversified mix of listed private equity companies. Diversification within the Underlying Index is viewed from four different perspectives from within the listed private equity companies' portfolio of investments:

(a) The stage of investment (early, late, mature, etc.),

(b) The type of capitalization instruments held (equity, debt, mezzanine, etc),

(c) The industry focus, and

(d) Geography.

(2) Each company must have a market capitalization of at least $100 million to be included in the International Listed Private Equity Index.

(3) Each company must have, or have a stated intention of having, at least 80% of its assets invested in or exposed to private businesses. Companies must be invested in or exposed to at least five unrelated privately held businesses.

(4) Companies may be domiciled anywhere but the publicly traded stock must be listed on a recognized exchange outside the United States.

(5) Substantial violations to the criteria stated above are removed from the Underlying Index.

(6) The listed private equity companies that will comprise the International Listed Private Equity Index will be selected based on the following criteria: valuation metrics, financial data, historical performance, market capitalization and the need for diversification within the portfolio (stage of investment, type of capitalization instruments held, industry focus and geography).

Principal Risks of Investing in the Fund

The following specific risk factors have been identified for the Fund. See also the section on "Additional Risks" for other risk factors.

Market Trading Risk

Risk is inherent in all investing. An investment in the Fund involves risks similar to those of investing in any fund of equity securities traded on an exchange. You should anticipate that the value of the Shares will decline, more or less, in correlation with any decline in value of the International Listed Private Equity Index.

Market Risk

The Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

Non-Correlation Risk

The Fund's return may not match the return of the Underlying Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund's securities holdings to reflect changes in the composition of the Underlying Index. In addition, the performance of the Fund and the Underlying Index may vary due to asset valuation differences and differences between the Fund's portfolio and the Underlying Index resulting from legal restrictions.

The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and expenses. If the Fund utilizes a sampling approach or futures or other derivative positions, its return may not correlate as well with the return of the Underlying Index as would be the case if it purchased all of the securities in the Underlying Index with the same weightings as the Underlying Index.

Replication Management Risk

Unlike many investment companies, the Fund is not "actively" managed. Therefore, it would not necessarily sell a security because the security's issuer was in financial trouble unless that security is removed from the International Listed Private Equity Index.

Foreign Investment Risk

Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional costs, taxation by foreign governments, decreased market liquidity and political instability. As the Fund will invest in securities denominated in foreign currencies, changes in currency exchange rates may negatively impact the Fund's returns. The values of the currencies of the countries in which the Fund may invest may be subject to a high degree of fluctuation due to changes in interest rates, the effects of monetary policies issued by the United States, foreign governments, central banks or supranational entities, the imposition of currency controls or other national or global political or economic developments. Therefore, the Fund's exposure to foreign currencies may result in reduced returns to the Fund. Foreign issuers are often subject to less stringent requirements regarding accounting, auditing, financial reporting and record keeping than are U.S. securities, and therefore, not all material information regarding these issuers will be available. Securities exchanges or foreign governments may adopt rules or regulations that may negatively impact the Fund's ability to invest in foreign securities or may prevent the Fund from repatriating its investments. In addition, the Fund may not receive shareholder communications or be permitted to vote the securities that it holds, as the issuers may be under no legal obligation to distribute them.

Small and Medium Capitalization Company Risk

Investing in securities of small and medium capitalization companies involves greater risk than is customarily associated with investing in larger, more established companies. These companies' securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small and medium capitalization companies and the industries in which they are focused are still evolving and this may make them more sensitive to changing market conditions.

Risk of Investing in Listed Private Equity Companies

There are certain risks inherent in investing in listed private equity companies, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to privately-held companies. Generally, little public information exists for private and thinly traded companies and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy.

Investments made by listed private equity companies are generally subject to legal and other restrictions on resale and are otherwise less liquid than publicly-traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a listed private equity company in which the Fund invests to liquidate its portfolio quickly, it may realize a loss on its investments. Listed private equity companies may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment. Since private equity companies rely on access to short-term money markets, longer-term capital markets and the bank markets as a significant source of liquidity, to the extent that listed private equity companies are not able to access capital at competitive rates, their ability to implement certain financial strategies will be negatively impacted. Market disruptions, including a downturn in capital markets in general, or a downgrade of the credit rating of a listed private equity company held by the Fund may increase the cost of borrowing to that company, thereby increasing its cost of borrowing and adversely impacting the Fund's returns. Credit downgrades may also result in requirements on a company to provide additional support in the form of letters of credit or cash or other collateral to various counterparties.

Since many of the assets of listed private equity companies do not have readily ascertainable market values, such assets are most often recorded at fair value, in good faith, in accordance with valuation procedures adopted by such companies. Such determination requires that judgment be applied to the specific facts and circumstances. Due to the absence of a readily ascertainable market value, and because of the inherent uncertainty of fair valuation, fair value of a listed private equity company's investments may differ significantly from the values that would be reflected if the securities were traded in an established market, potentially resulting in material differences between a listed private equity company's net asset value per share and its market value.

Many listed private equity companies invest in mezzanine and other debt securities of privately held companies, including senior secured loans. Mezzanine investments typically are structured as subordinated loans (with or without warrants) that carry a fixed rate of interest. Many debt investments in which private equity companies invest will not be rated by a credit rating agency such as Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), and will be below investment grade quality. These investments are commonly referred to as "junk bonds" and have predominantly speculative characteristics with respect to an issuer's capacity to make payments of interest and principal. Although lower grade securities are higher yielding, they are also characterized by high risk. In addition, the secondary market for lower grade securities may be less liquid than that of higher rated securities. Issuers of lower rated securities have a currently identifiable vulnerability to default or may currently be in default. Lower-rated securities may react more strongly to real or perceived adverse economic and competitive industry conditions than higher grade securities. If the issuer of lower-rated securities defaults, a listed private equity company may incur additional expenses to seek recovery.

Real Estate Company Risk

The real estate companies in which the Fund invests are subject to risks inherent in the direct ownership of real estate. These risks include, but are not limited to, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages and changes in neighborhood values and appeal to purchasers. Real estate companies are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the real estate companies invest and their underlying portfolio securities. Real property investments are also subject to risks that are specific to the real estate sector in which the real estate company invests, such as hotel, office, healthcare and retail properties, which are often subject to specific governmental laws and regulations. In addition, the value of a real estate company can depend on the structure of and cash flow generated by the real estate company.

Industry Risk

To the extent that the Fund's investments are concentrated within any one industry, or group of related industries, any factors detrimental to the performance of such industry will disproportionately impact the Fund's NAV. These detrimental factors may include additional governmental regulation, including the increased cost of compliance, inflation, an increase in the cost of raw materials, an increase in interest rates and technological advances. Investments focused in a particular industry are subject to greater risk, and are more greatly impacted by market volatility, than more diversified investments.

Non-Diversified Fund Risk

The Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single investment could cause greater fluctuations in share price than would occur in a diversified fund.

The Fund's Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objective. An investment in the Fund is not a deposit with a bank and is not insured or guaranteed by the FDIC or any other government agency.

How the Fund Has Performed

The Fund commenced operations on September 27, 2007 and therefore does not have a performance history for a full calendar year. Visit powershares.com for current performance figures.

What are the Costs of Investing?

This table describes the fees and expenses that you may pay if you buy and hold Shares of the Fund.

Shareholder Transaction Expenses(1)(2) (fees paid directly from your investments)	None*
Standard Creation/Redemption Transaction Fee	$750 †
Maximum Creation/Redemption Transaction Fee(2)	$3,000 †
Annual Fund Operating Expenses(3) (expenses that are deducted from the Fund's assets)
Management Fees	0.75%
Other Expenses(4)	0.00%
Acquired Fund Fees and Expenses(5)	0.58%
Total Annual Fund Operating Expenses	1.33%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account brokerage commissions that you pay when purchasing or selling Shares of the Fund.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund's gross operating expenses remain the same. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS
$135	$421

(1)  When buying and selling Shares through a broker, you will incur customary brokerage commissions and charges.

(2)  If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard creation or redemption transaction fee will be charged.

(3)  Expressed as a percentage of average net assets.

(4)  The Trust's Investment Advisory Agreement provides that the Adviser will pay all expenses of the Fund, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

(5)  "Acquired Fund Fees and Expenses" reflect the Acquired Funds' total annual operating fees and expenses and set forth the Fund's pro rata portion of the cumulative expenses charged by the Acquired Funds in which the Fund invests. The actual Acquired Fund expenses will vary with changes in the allocations of the Fund's assets. These expenses are based on the total expense ratio of the Acquired Fund's most recent fiscal period. Some Acquired Funds may have expense limitations or waivers that reduce total expenses.

*   See "Creation Transaction Fees and Redemption Transaction Fees" below.

†  Paid by Authorized Participants that purchase or redeem Shares in Creation Units only.

Creation Transaction Fees and Redemption Transaction Fees

The Fund issues and redeems Shares at NAV only in large blocks of 100,000 Shares (each block of 100,000 Shares called a "Creation Unit") or multiples thereof. As a practical matter, only APs can purchase or redeem these Creation Units. Purchasers of Creation Units at NAV must pay a standard Creation Transaction Fee of $750 per transaction (regardless of the number of Creation Units involved). An AP who holds Creation Units and wishes to redeem at NAV would also pay a standard Redemption Transaction Fee of $750 for each redemption transaction (regardless of the number of Creation Units involved).* APs who hold Creation Units in inventory will also pay the Annual Fund Operating Expenses described in the table above. Assuming an investment in a Creation Unit of $2,500,000 and a 5% return each year, and assuming that the Fund's operating expenses remain the same, the total costs would be $35,360 if the Creation Unit is redeemed after one year, and $106,854 if the Creation Unit is redeemed after three years.

If a Creation Unit is purchased or redeemed outside the usual process through the NSCC, if any, or for cash, a variable fee of up to four times the standard Creation or Redemption Transaction Fee may be charged to the AP making the transaction.

The Creation Transaction Fee, Redemption Transaction Fee and variable fee are not expenses of the Fund and do not impact the Fund's expense ratio.

*  See "Creations, Redemptions and Transaction Fees" later in this Prospectus.

Additional Investment Strategies

Each Fund will normally invest at least 90% of its total assets in component securities that comprise its Underlying Index and in ADRs based on such component securities, except for each of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio which will normally invest at least 90% of its total assets in component securities that comprise its Underlying Index and in ADRs and GDRs based on such component securities. Each Fund may invest its remaining assets in money market instruments, including repurchase agreements or other funds which invest exclusively in money market instruments (subject to applicable limitations under the Investment Company Act of 1940, as amended (the "1940 Act"), or exemptions therefrom), convertible securities, structured notes (notes on which the amount of principal repayment and interest payments are based on the movement of one or more specified factors, such as the movement of a particular security or securites index), and in swaps, options and futures contracts. Swaps, options and futures contracts (and convertible securities and structured notes) may be used by the Funds in seeking performance that corresponds to its Underlying Index and in managing cash flows. The Funds will not invest in forward currency contracts and money market instruments as part of a temporary defensive strategy to protect against potential securities market declines. The Adviser anticipates that it may take approximately three business days (i.e., each day the NYSE is open) for additions and deletions to each Fund's Underlying Index to be reflected in the portfolio composition of the Fund.

Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees without shareholder approval. Certain fundamental policies of the Funds are set forth in the Statement of Additional Information under "Investment Restrictions."

Borrowing Money

Each Fund may borrow money from a bank up to a limit of 10% of the value of its assets, but only for temporary or emergency purposes.

Securities Lending

Each Fund may lend their portfolio securities. In connection with such loans, the Funds receive liquid collateral equal to at least 102% of the value of the portfolio securities being lent. This collateral is marked to market on a daily basis.

Additional Risks

Trading Issues

Trading in Shares on the Exchanges may be halted due to market conditions or for reasons that, in the view of the Exchanges, make trading in Shares inadvisable. In addition, trading in Shares on the Exchanges is subject to trading halts caused by extraordinary market volatility pursuant to the AMEX and NYSE Arca "circuit breaker" rules. There can be no assurance that the requirements of the Exchanges necessary to maintain the listing of a Fund will continue to be met or will remain unchanged. Foreign exchanges may be open on days when Shares are not priced, and therefore, the value of the securities in a Fund's portfolio may change on days when shareholders will not be able to purchase or sell Shares.

Fluctuation of Net Asset Value

The NAV of a Fund's Shares generally fluctuate with changes in the market value of the Fund's holdings. The market prices of the Shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of and demand for the Shares on the relevant Exchange. The Adviser cannot predict whether the Shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for the Shares will be closely related to, but not identical to, the same forces influencing the prices of the securities of a Fund's Underlying Index trading individually or in the aggregate at any point in time. However, given that the Shares can be purchased and redeemed in Creation Units (unlike shares of closed-end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), the Adviser believes that large discounts or premiums to the NAV of the Shares should not be sustained.

Securities Lending

Although each Fund will receive collateral in connection with all loans of its securities holdings, a Fund would be exposed to a risk of loss should a borrower default on its obligation to return the borrowed securities (e.g., the loaned securities may have appreciated beyond the value of the collateral held by the Fund). In addition, a Fund will bear the risk of loss of any cash collateral that it invests.

Swap Agreements Risk

The Funds may enter into swap agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank. The risk of loss with respect to swaps generally is limited to the net amount of payments that a Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect a Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive).

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio may invest in credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the purchaser is required to pay the seller a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. The seller is subject to investment exposure on the notional amount of the swap. The purchase of a credit default swap incurs the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

Each of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.

Portfolio Holdings

A description of the Trust's policies and procedures with respect to the disclosure of the Funds' portfolio holdings is available in the Funds' Statement of Additional Information.

Management of the Funds

PowerShares Capital Management LLC is a registered investment adviser with its offices at 301 West Roosevelt Road, Wheaton, Illinois 60187. PowerShares Capital Management LLC serves as the investment adviser to the PowerShares Exchange-Traded Fund Trust II, also known as PowerShares XTF II, the PowerShares Exchange-Traded Fund Trust and PowerShares India Exchange-Traded Fund Trust, a family of exchange-traded funds, with combined assets under management in excess of $12.57 billion as of January 31, 2008. PowerShares XTF II is currently comprised of 28 exchange-traded funds.

On September 18, 2006, Invesco PLC acquired PowerShares Capital Management LLC. Invesco PLC is an independent global investment manager. With approximately $500 billion in assets under management (as of December 31, 2007) and offices in 20 countries, Invesco PLC is a leading independent global investment manager, dedicated to helping people worldwide build their financial security. Operating under the A I M, A I M Trimark, Atlantic Trust, Invesco, Invesco Perpetual, PowerShares and WL Ross & Co. brands, Invesco PLC strives to deliver outstanding products and services through a comprehensive array of enduring investment solutions for our retail, institutional and private weather management clients around the world. Invesco PLC's stock listing is on the London Stock Exchange in the form of Ordinary Shares that are a component of the FTSE 100 Index. The stock is also listed on the New York Stock Exchange in the form of American Depositary Shares (ADS) as well as on the Toronto Stock Exchange stock exchange with symbol "IVZ."

PowerShares Capital Management LLC has overall responsibility as the Funds' investment adviser for the selection and ongoing monitoring of the Funds' investments, managing the Funds' business affairs and providing certain clerical, bookkeeping and other administrative services.

The Adviser uses a team of portfolio managers, investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources.

John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Funds. In this capacity, Mr. Southard oversees a team of portfolio managers (with Mr. Southard, the "Portfolio Managers") who are responsible for the day-to-day management of each Fund. Peter Hubbard, who reports to Mr. Southard, is the member of the portfolio management team who is currently primarily responsible for each Fund's day-to-day management. Mr. Hubbard receives management assistance from Jason Stoneberg, Rudolf Reitmann and Travis Trampe, who perform various functions related to portfolio management, including investing cash flows, coordinating with other team members to focus on certain asset classes, implementing investment strategy and researching and reviewing investment strategy. Each member of the portfolio management team has appropriate limitations on his authority for risk management and compliance purposes.

Portfolio Managers

John Southard is a Managing Director at the Adviser and has been with the Adviser since its inception in August 2002. Mr. Southard has managed each Fund since its inception. Prior to his current position, he was a Senior Equity Analyst at Charles Schwab & Company from May 2001 to August 2002. Prior to this, Mr. Southard was a Vice President, Portfolio Manager and Equity Analyst at First Trust Portfolios LP (formerly, Nike Securities LP) from October 1992 to May 2001.

Peter Hubbard is a Vice President of Portfolio Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Hubbard was a Research Analyst for the Adviser from May 2005 to June 2007. Prior to joining the Adviser, Mr. Hubbard was a Research Analyst and Trader for Ritchie Capital from September 2003 to May 2005.

Jason Stoneberg is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Stoneberg was a Research Analyst for the Adviser from January 2006 to June 2007.

Rudolf Reitmann is the Vice President of Operations Management of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Reitmann has been the Vice President of Operations Management of the Adviser since October 2006. Prior to joining the Adviser, Mr. Reitmann worked as Assistant Vice President of ETF Services for The Bank of New York Mellon Corporation from July 1996 to September 2006.

Travis Trampe is a Portfolio Manager of the Adviser and has been one of the Portfolio Managers primarily responsible for the day-to-day management of each Fund since its inception. Mr. Trampe has been an employee of the Adviser since April 2006. Prior to joining the Adviser, Mr. Trampe was an Analyst for Principal Global Investors from December 1994 to September 2006 and Research Analyst for Quantitative Services Group LLC from October 2006 to May 2007.

The Funds' Statement of Additional Information provides additional information about the Portfolio Managers' compensation structure, other accounts managed by the Portfolio Managers and the Portfolio Managers' ownership of securities in the Trust.

Out of the unitary management fee, the Adviser pays substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for the fee payments under the Investment Advisory Agreement, distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses and other extraordinary expenses.

The Adviser's unitary management fee is designed to pay the Funds' expenses and to compensate the Adviser for providing services for the Funds.

A discussion regarding the Board of Trustees' basis for approving the Investment Advisory Agreement with respect to the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio is available in the annual report to shareholders for the period ended October 31, 2007. A discussion regarding the Board of Trustees' basis for approving the Investment Advisory Agreement with respect to the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio will be available in the semi-annual report to shareholders for the period ending April 30, 2008.

How to Buy and Sell Shares

The Shares are issued or redeemed by each Fund at NAV per Share only in Creation Units. See "Creations, Redemptions and Transaction Fees."

Most investors will buy and sell Shares of each Fund in secondary market transactions through brokers. Shares of each Fund are listed for trading on the secondary market on the relevant Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. Although Shares are generally purchased and sold in "round lots" of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller "oddlots" at no per-share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The Shares of the Funds trade under the following symbols on the following Exchange:

Fund	Symbol	Exchange
PowerShares DWA Developed Markets Technical Leaders Portfolio	PIZ	NYSE Arca

PowerShares DWA Emerging Markets Technical Leaders Portfolio	PIE	NYSE Arca

PowerShares Dynamic Asia Pacific Portfolio	PUA	AMEX

PowerShares Dynamic Developed International Opportunities Portfolio	PFA	AMEX

PowerShares Dynamic Europe Portfolio	PEH	AMEX

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	PAF	NYSE Arca

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	PDQ	AMEX

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	PXF	NYSE Arca

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	PDN	AMEX

PowerShares FTSE RAFI Emerging Markets Portfolio	PXH	AMEX

PowerShares FTSE RAFI Europe Portfolio	PEF	NYSE Arca

PowerShares FTSE RAFI Europe Small-Mid Portfolio	PWD	AMEX

PowerShares FTSE RAFI International Real Estate Portfolio	PRY	NYSE Arca

PowerShares FTSE RAFI Japan Portfolio	PJO	NYSE Arca

PowerShares Global Clean Energy Portfolio	PBD	AMEX

PowerShares Global Water Portfolio	PIO	AMEX

PowerShares International Listed Private Equity Portfolio	PFP	AMEX

Share prices are reported in dollars and cents per Share.

Investors may acquire Shares directly from each Fund, and shareholders may tender their Shares for redemption directly to each Fund, only in Creation Units of 100,000 (200,000 for each of the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio), as discussed in the "Creations, Redemptions and Transaction Fees" section below.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The Depository Trust Company ("DTC") or its nominee is the record owner of all outstanding Shares of the Funds and is recognized as the owner of all Shares for all purposes.

Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you hold in book entry or "street name" form.

Fund Share Trading Prices

The trading prices of Shares of each Fund on the Exchanges, as applicable, may differ from the Fund's daily NAV and can be affected by market forces of supply and demand, economic conditions and other factors.

The Exchanges intend to disseminate the approximate value of Shares of each Fund, as applicable, every fifteen seconds. This approximate value should not be viewed as a "real-time" update of the NAV per Share of the Fund because the approximate value may not be calculated in the same manner as the NAV, which is computed once a day, generally at the end of the business day. The Funds are not involved in, or responsible for, the calculation or dissemination of the approximate value and the Funds do not make any warranty as to its accuracy.

Frequent Purchases and Redemptions
of Fund Shares

The Trust's Board of Trustees has adopted a policy of not monitoring for frequent purchases and redemptions of Fund Shares ("market timing"). In establishing this policy, the Board evaluated the risks of market timing activities by the Trust's shareholders. The Board noted that a Fund's Shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds' Shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds' trading costs and the realization of capital gains. With respect to trades directly with the Funds, to the extent effected in-kind (i.e., for securities), those trades do not cause any of the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact the Fund's ability to achieve its investment objective. However, the Board noted that direct trading by Authorized Participants is critical to ensuring that the Funds' Shares trade at or close to NAV. The Funds also employ fair valuation pricing to minimize potential dilution from market timing. The Funds impose transaction fees on in-kind purchases and redemptions of Fund Shares to cover the custodial and other costs incurred by a Fund in effecting in-kind trades, these fees increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that a Fund's trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds' Shares.

Creations, Redemptions and Transaction Fees

Creation Units

Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Set forth below is a brief description of the procedures applicable to the purchase and redemption of Creation Units. For more detailed information, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Purchase

In order to purchase Creation Units of a Fund, an investor must generally deposit a designated portfolio of equity securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The list of the names and the numbers of shares of the Deposit Securities is made available by the Fund's custodian through the facilities of the NSCC immediately prior to the opening of business each day of the Exchanges, as applicable. The Cash Component represents the difference between the NAV of a Creation Unit and the market value of the Deposit Securities.

Orders must be placed in proper form by or through either (i) a "Participating Party," i.e., a broker-dealer or other participant in the Clearing Process of the Continuous Net Settlement System of the NSCC (the "Clearing Process") or (ii) a participant of DTC ("DTC Participant") that has entered into an agreement with the principal underwriter and the transfer agent, with respect to purchases and redemptions of Creation Units. All orders must be placed for one or more whole Creation Units of Shares of a Fund and must be received by the principal underwriter in proper form no later than the close of regular trading on the New York Stock Exchange (the "NYSE") (ordinarily 4:00 p.m. New York time) ("Closing Time") in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the principal underwriter no later than 3:00 p.m. New York time. A custom order may be placed by an AP in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or any other relevant reason. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

A fixed Creation Transaction Fee is applicable to each transaction regardless of the number of Creation Units purchased in the transaction. The following chart lists the Creation Transaction Fee applicable to each Fund:

Fund	Creation Transaction Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	$1,500

PowerShares DWA Emerging Markets Technical Leaders Portfolio	$2,500

PowerShares Dynamic Asia Pacific Portfolio	$3,500

PowerShares Dynamic Developed International Opportunities Portfolio	$3,000

PowerShares Dynamic Europe Portfolio	$2,500

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	$3,500

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	$5,000

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$17,500

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$23,000

PowerShares FTSE RAFI Emerging Markets Portfolio	$9,000

PowerShares FTSE RAFI Europe Portfolio	$10,000

Fund	Creation Transaction Fee
PowerShares FTSE RAFI Europe Small-Mid Portfolio	$13,000

PowerShares FTSE RAFI International Real Estate Portfolio	$2,000

PowerShares FTSE RAFI Japan Portfolio	$4,500

PowerShares Global Clean Energy Portfolio	$1,500

PowerShares Global Water Portfolio	$1,000

PowerShares International Listed Private Equity Portfolio	$750

An additional charge of up to four times the Creation Transaction Fee may be imposed with respect to transactions effected outside of the Clearing Process (through a DTC Participant), if any, or to the extent that cash is used in lieu of securities to purchase Creation Units. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information. The price for each Creation Unit will equal the daily NAV per Share times the number of Shares in a Creation Unit plus the fees described above and, if applicable, any transfer taxes.

Shares of a Fund may be issued in advance of receipt of all Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Fund cash at least equal to 115% of the market value of the missing Deposit Securities. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at a Fund's discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the Deposit Securities applicable to the purchase of a Creation Unit. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Redemption

Each Fund's custodian makes available immediately prior to the opening of business each day on the AMEX and NYSE Arca, as applicable, through the facilities of the NSCC, the list of the names and the numbers of shares of the Fund's portfolio securities that will be applicable that day to redemption requests in proper form ("Fund Securities"). Fund Securities received on redemption may not be identical to Deposit Securities which are applicable to purchases of Creation Units. Unless cash redemptions are available or specified for a Fund, the redemption proceeds consist of the Fund Securities, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after receipt by the transfer agent of a redemption request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less the applicable redemption fee and, if applicable, any transfer taxes. Should the Fund Securities have a value greater than the NAV of Shares being redeemed, a compensating cash payment to the Trust equal to the differential, plus the applicable redemption fee and, if applicable, any transfer taxes will be required to be arranged for by or on behalf of the redeeming shareholder. For more details, see "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

An order to redeem Creation Units of a Fund may only be effected by or through an Authorized Participant. An order to redeem must be placed for one or more whole Creation Units and must be received by the transfer agent in proper form no later than the close of regular trading on the NYSE (ordinarily 4:00 p.m. New York time) in order to receive that day's closing NAV per Share. In the case of custom orders, as further described in the Statement of Additional Information, the order must be received by the transfer agent no later than 3:00 p.m. New York time.

A fixed Redemption Transaction Fee is applicable to each redemption transaction regardless of the number of Creation Units redeemed in the transaction. The following chart lists the Redemption Transaction Fee applicable to each Fund:

Fund	Redemption Transaction Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	$1,500

PowerShares DWA Emerging Markets Technical Leaders Portfolio	$2,500

PowerShares Dynamic Asia Pacific Portfolio	$3,500

PowerShares Dynamic Developed International Opportunities Portfolio	$3,000

PowerShares Dynamic Europe Portfolio	$2,500

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	$3,500

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	$5,000

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$17,500

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$23,000

PowerShares FTSE RAFI Emerging Markets Portfolio	$9,000

PowerShares FTSE RAFI Europe Portfolio	$10,000

PowerShares FTSE RAFI Europe Small-Mid Portfolio	$13,000

PowerShares FTSE RAFI International Real Estate Portfolio	$2,000

PowerShares FTSE RAFI Japan Portfolio	$4,500

PowerShares Global Clean Energy Portfolio	$1,500

PowerShares Global Water Portfolio	$1,000

PowerShares International Listed Private Equity Portfolio	$750

An additional charge of up to four times the Redemption Transaction Fee may be charged to approximate additional expenses incurred by the Trust with respect to redemptions effected outside of the Clearing Process, if any, or to the extent that redemptions are for cash. Each Fund reserves the right to effect redemptions in cash. A shareholder may request a cash redemption in lieu of securities, however, each Fund may, in its discretion, reject any such request. See "Creation and Redemption of Creation Unit Aggregations" in the Statement of Additional Information.

Dividends, Distributions and Taxes

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund distributes its net realized capital gains, if any, to shareholders annually.

Distributions in cash may be reinvested automatically in additional whole Shares only if the broker through whom you purchased Shares makes such option available.

Taxes

As with any investment, you should consider how your investment in Shares will be taxed. The tax information in this Prospectus is provided as general information. You should consult your own tax professional about the tax consequences of an investment in Shares.

Unless your investment in Shares is made through a tax-exempt entity or tax-deferred retirement account, such as an IRA plan, you need to be aware of the possible tax consequences when:

•  Your Fund makes distributions,

•  You sell your Shares listed on the Exchanges, as applicable, and

•  You purchase or redeem Creation Units.

Taxes on Distributions

Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Each Fund may also pay a special distribution at the end of the calendar year to comply with federal tax requirements. In general, your distributions are subject to federal income tax when they are paid, whether you take them in cash or reinvest them in a Fund. Dividends paid out of a Fund's income and net short-term gains, if any, are taxable as ordinary income. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long you have held the Shares.

Long-term capital gains of non-corporate taxpayers are generally taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these taxable years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates.

Distributions in excess of a Fund's current and accumulated earnings and profits are treated as a tax-free return of capital to the extent of your basis in the Shares, and as capital gain thereafter. A distribution will reduce a Fund's NAV per Share and may be taxable to you as ordinary income or capital gain even though, from an investment standpoint, the distribution may constitute a return of capital.

By law, each Fund must withhold a percentage of your distributions and proceeds if you have not provided a taxpayer identification number or social security number.

Taxes on Exchange-Listed Share Sales

Currently, any capital gain or loss realized upon a sale of Shares is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as short-term capital gain or loss if the Shares have been held for one year or less. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An AP who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time and the exchanger's aggregate basis in the securities surrendered and the Cash Component paid. A person who exchanges Creation Units for equity securities will generally recognize a gain or loss equal to the difference between the exchanger's basis in the Creation Units and the aggregate market value of the securities received and the Cash Redemption Amount. The Internal Revenue Service, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing "wash sales," or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the

Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many Shares you purchased or sold and at what price.

Foreign Income Taxes

Each Fund may elect to pass its credits for foreign income taxes through to its shareholders for a taxable year if more than 50% of its assets at the close of the year, by value, consists of stock and securities of foreign corporations. If the Fund makes this election, each shareholder will be treated as having paid a proportionate share of the Fund's foreign income taxes, but the shareholder must include an equal amount in gross income.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local tax on Fund distributions and sales of Fund Shares. Consult your personal tax advisor about the potential tax consequences of an investment in Fund Shares under all applicable tax laws. For more information, please see the Statement of Additional Information section "Taxes."

Distributor

A I M Distributors, Inc. (the "Distributor") serves as the distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a secondary market in Shares.

Net Asset Value

The Bank of New York Mellon Corporation ("BONY") calculates each Fund's NAV at the close of regular trading (normally 4:00 p.m. New York time) every day the NYSE is open. NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate.

In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Stocks and other equity securities are valued at the last sales price that day based on the official closing price of the exchange where the security is primarily traded. The NAV for each Fund will be calculated and disseminated daily.

The Exchanges will disseminate every 15 seconds throughout the trading day through the facilities of the Consolidated Tape Association the approximate value of Shares of the applicable Fund, an amount representing on a per share basis the sum of the current value of the Deposit Securities based on their then current market price and the estimated Cash Component. As the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. The value of each Underlying Index will not be calculated and disseminated intra day. The value and return of each Underlying Index is calculated once each trading day by the Index Provider based on prices received from the respective international local markets.

The value of each Fund's portfolio securities is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's Underlying Index. This may adversely affect a Fund's ability to track its Underlying Index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

Fund Service Providers

BONY, 101 Barclay Street, New York, New York 10286, is the administrator, custodian and fund accounting and transfer agent for each Fund.

Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, serves as legal counsel to the Funds.

PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10036, serves as the Funds' independent registered public accounting firm. The independent registered public accounting firm is responsible for auditing the annual financial statements of the Funds.

Financial Highlights

The financial highlights tables below are intended to help you understand each Fund's financial performance since its inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions). This information has been derived from the Funds' financial statements which have been audited by PricewaterhouseCoopers LLP, whose report, along with the Funds' financial statements, are included in the Funds' Annual Report, which is available upon request. The PowerShares DWA Developed Market Technical Leaders Potfolio, PowerShares DWA Emerging Market Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio had not commenced operations as of October 31, 2007.

PowerShares Dynamic Asia Pacific Portfolio

Financial Highlights

For the Period June 13, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.97
Net investment income**	0.28
Net realized and unrealized gain on investments	6.95
Total from operations	7.23
Undistributed net investment income included in price of units issued and redeemed**	0.15
Distributions to shareholders from:
Net investment income	(0.13)
Net asset value at end of period	$32.22
TOTAL RETURN***	29.63%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$29,013
Ratio to average net assets of:
Expenses	0.80%†
Net investment income	2.83%†
Portfolio turnover rate ††	20%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Developed International Opportunities Portfolio

Financial Highlights

For the Period June 13, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.84
Net investment income**	0.08
Net realized and unrealized gain on investments	1.95
Total from operations	2.03
Undistributed net investment income included in price of units issued and redeemed**	0.06
Distributions to shareholders from:
Net investment income	(0.04)
Net asset value at end of period	$26.89
TOTAL RETURN***	8.42%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$56,476
Ratio to average net assets of:
Expenses	0.75%†
Net investment income	0.96%†
Portfolio turnover rate ††	54%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Dynamic Europe Portfolio

Financial Highlights

For the Period June 13, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.90
Net investment income**	0.08
Net realized and unrealized gain on investments	1.08
Total from operations	1.16
Undistributed net investment income included in price of units issued and redeemed**	0.03
Distributions to shareholders from:
Net investment income	(0.03)
Net asset value at end of period	$26.06
TOTAL RETURN***	4.78%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$7,828
Ratio to average net assets of:
Expenses	0.75%†
Net investment income	0.83%†
Portfolio turnover rate ††	65%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio

Financial Highlights

For the Period June 25, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$50.11
Net investment income**	0.51
Net realized and unrealized gain on investments	12.74
Total from operations	13.25
Distributions to shareholders from:
Net investment income	(0.26)
Net asset value at end of period	$63.10
TOTAL RETURN***	26.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$12,633
Ratio to average net assets of:
Expenses	0.80%†
Net investment income	2.74%†
Portfolio turnover rate ††	1%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio

Financial Highlights

	For the Period September 27, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.50
Net investment income**	0.04
Net realized and unrealized gain on investments	1.81
Total from operations	1.85
Undistributed net investment income included in price of units issued and redeemed**	0.01
Net asset value at end of period	$27.36
TOTAL RETURN***	7.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$16,417
Ratio to average net assets of:
Expenses	0.80	%†
Net investment income	1.31	%†
Portfolio turnover rate ††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio

Financial Highlights

For the Period June 25, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$49.37
Net investment income**	0.13
Net realized and unrealized gain on investments	3.44
Total from operations	3.57
Undistributed net investment income included in price of units issued and redeemed**	0.12
Distributions to shareholders from:
Net investment income	(0.01)
Net asset value at end of period	$53.05
TOTAL RETURN***	7.48%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$31,840
Ratio to average net assets of:
Expenses	0.75%†
Net investment income	0.85%†
Portfolio turnover rate ††	30%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Developed Markets
ex-U.S. Small-Mid Portfolio

Financial Highlights

	For the Period September 27, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.18
Net investment income**	0.01
Net realized and unrealized gain on investments	1.28
Total from operations	1.29
Net asset value at end of period	$26.47
TOTAL RETURN***	5.12%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,294
Ratio to average net assets of:
Expenses	0.75	%†
Net investment income	0.36	%†
Portfolio turnover rate ††	—	(a)

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(a)  Amount represents less than 0.5%.

PowerShares FTSE RAFI Emerging Markets Portfolio

Financial Highlights

	For the Period September 27, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.55
Net investment income**	0.01
Net realized and unrealized gain on investments	2.38
Total from operations	2.39
Undistributed net investment income included in price of units issued and redeemed**	—	(a)
Net asset value at end of period	$27.94
TOTAL RETURN***	9.35%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$27,942
Ratio to average net assets of:
Expenses	0.85	%†
Net investment income	0.56	%†
Portfolio turnover rate ††	8%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

(a)  Amount represents less than $0.005.

PowerShares FTSE RAFI Europe Portfolio

Financial Highlights

For the Period June 25, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$49.50
Net investment income**	0.14
Net realized and unrealized gain on investments	4.64
Total from operations	4.78
Distributions to shareholders from:
Net investment income	(0.04)
Net asset value at end of period	$54.24
TOTAL RETURN***	9.67%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,446
Ratio to average net assets of:
Expenses	0.75%†
Net investment income	0.78%†
Portfolio turnover rate ††	5%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Europe Small-Mid Portfolio

Financial Highlights

	For the Period September 27, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.03
Net investment income**	0.02
Net realized and unrealized gain on investments	1.56
Total from operations	1.58
Net asset value at end of period	$26.61
TOTAL RETURN***	6.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,322
Ratio to average net assets of:
Expenses	0.75	%†
Net investment income	0.69	%†
Portfolio turnover rate ††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares FTSE RAFI Japan Portfolio

Financial Highlights

For the Period June 25, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$49.65
Net investment income**	0.21
Net realized and unrealized loss on investments	(0.10)
Total from operations	0.11
Undistributed net investment loss included in price of units issued and redeemed**	(0.11)
Net asset value at end of period	$49.65
TOTAL RETURN***	0.00%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$4,975
Ratio to average net assets of:
Expenses	0.75%†
Net investment income	1.20%†
Portfolio turnover rate ††	15%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Clean Energy Portfolio

Financial Highlights

For the Period June 13, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.10
Net investment loss**	(0.02)
Net realized and unrealized gain on investments	5.82
Total from operations	5.80
Undistributed net investment income included in price of units issued and redeemed**	0.05
Net asset value at end of period	$30.95
TOTAL RETURN***	23.31%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$95,963
Ratio to average net assets of:
Expenses	0.75%†
Net investment loss	(0.19)%†
Portfolio turnover rate ††	4%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares Global Water Portfolio

Financial Highlights

For the Period June 13, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$24.63
Net investment loss**	(0.03)
Net realized and unrealized gain on investments	2.18
Total from operations	2.15
Undistributed net investment income included in price of units issued and redeemed**	0.01
Net asset value at end of period	$26.79
TOTAL RETURN***	8.77%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$241,094
Ratio to average net assets of:
Expenses	0.75%†
Net investment loss	(0.29)%†
Portfolio turnover rate ††	24%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

PowerShares International Listed Private Equity Portfolio

Financial Highlights

For the Period September 27, 2007* through October 31, 2007
PER SHARE OPERATING PERFORMANCE:
Net asset value at beginning of period	$25.70
Net investment loss**	(0.02)
Net realized and unrealized gain on investments	1.64
Total from operations	1.62
Net asset value at end of period	$27.32
TOTAL RETURN***	6.30%
RATIOS/SUPPLEMENTAL DATA:
Net assets at end of period (000's omitted)	$5,465
Ratio to average net assets of:
Expenses	0.75%†
Net investment loss	(0.71)%†
Portfolio turnover rate ††	0%

*  Commencement of Investment Operations.

**  Based on average shares outstanding.

***  Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.

†  Annualized.

††  Portfolio turnover is not annualized and does not include securities received or delivered from processing creations or redemptions.

Index Providers

Dorsey Wright is the Index Provider for the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Dorsey Wright to use the Dorsey Wright Developed Markets Technical Leaders(TM) Index and the Dorsey Wright Emerging Markets Technical Leaders(TM) Index. The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are entitled to use the Dorsey Wright Developed Markets Technical Leaders(TM) Index and the Dorsey Wright Emerging Markets Technical Leaders(TM) Index pursuant to a sub-licensing agreement with the Adviser.

Quantitative Services Group, LLC ("QSG") is the Index Provider for the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Europe Portfolio and PowerShares Dynamic Developed International Opportunities Portfolio. QSG is not affiliated with the Trust, the Adviser or the Distributor.

The Adviser has entered into a license agreement with QSG to use the QSG Asia-Pacific Opportunities Index, QSG Europe Index and QSG Developed International Opportunities Index.

FTSE International Limited is the Index Provider for the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio and such Fund's Underlying Indexes are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser.

WilderHill New Energy Finance, LLC ("WilderHill") is the Index Provider for the PowerShares Global Clean Energy Portfolio. WilderHill is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with WilderHill to use the WilderHill New Energy Global Innovation Index.

Water Index Associates, LLC ("Water Index Associates") is the Index Provider for the PowerShares Global Water Portfolio. Water Index Associates is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Water Index Associates to use the Palisades Global Water Index.

Red Rocks Capital, LLC ("Red Rocks") is the Index Provider for the PowerShares International Listed Private Equity Portfolio. Red Rocks is not affiliated with the Trust, the Adviser or the Distributor. The Adviser has entered into a license agreement with Red Rocks to use the International Listed Private Equity Index.

Disclaimers

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio and their Underlying Indexes are trademarks of Dorsey Wright and have been licensed for use for certain purposes by the Adviser. The Funds are entitled to use the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index pursuant to a sub-licensing agreement with the Adviser. QSG Asia-Pacific Opportunities Index, QSG Europe Index and QSG Developed International Opportunities Index are trademarks of QSG and have been licensed for use for certain purposes by the Adviser. FTSE RAFI Asia Pacific ex Japan Index, FTSE RAFI Developed ex US Index, FTSE RAFI Europe Index, FTSE RAFI Real Estate Global ex US Index and FTSE RAFI Japan Index are trademarks of FTSE and have been licensed for use for certain purposes by the Adviser. The WilderHill New Energy Global Innovation Index is a trademark of WilderHill and has been licensed for use for certain purposes by the Adviser. The Palisades Global Water Index is a trademark of Water Index Associates and has been licensed for use for certain purposes by the Adviser. The International Listed Private Equity IndexSM is a trademark of Red Rocks and has been licensed for use for certain purposes by the Adviser. The International Listed Private Equity Index is the Underlying Index of the PowerShares International Listed Private Equity Portfolio. Set forth below is a list of each Fund and its Underlying Index:

Fund	Underlying Index
PowerShares DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index

PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index

PowerShares Dynamic Asia Pacific Portfolio	QSG Asia-Pacific Opportunities Index

PowerShares Dynamic Developed International Opportunities Portfolio	QSG Developed International Opportunities Index

PowerShares Dynamic Europe Portfolio	QSG Europe Index

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Asia Pacific ex Japan Index

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index

Fund	Underlying Index
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed Markets ex US Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index

PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Index

PowerShares FTSE RAFI Europe Portfolio	FTSE RAFI Europe Index

PowerShares FTSE RAFI Europe Small-Mid Portfolio	FTSE RAFI Developed Europe Mid Small Index

PowerShares FTSE RAFI International Real Estate Portfolio	FTSE RAFI Real Estate Global ex US Index

PowerShares FTSE RAFI Japan Portfolio	FTSE RAFI Japan Index

PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index

PowerShares Global Water Portfolio	Palisades Global Water Index

PowerShares International Listed Private Equity Portfolio	International Listed Private Equity IndexSM

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are not sponsored, endorsed, sold or promoted by Dorsey Wright and Dorsey Wright does not make any representation regarding the advisability of investing in Shares of such Funds.

There is no relationship between Dorsey Wright and the Adviser other than a license by Dorsey Wright to the Adviser of certain Dorsey Wright trademarks and trade names, and the Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index, for use by the Adviser. Such trademarks, trade names and Underlying Indexes have been created and developed by Dorsey Wright without regard to and independently of the Adviser, its businesses, its development of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, and/or any prospective investor. The Adviser has arranged with Dorsey, Wright & Associates, Inc. to license ETF Investment Models such as the Underlying Indexes based on Point & Figure Analysis for possible inclusion in products which the Adviser independently develops and promotes. The licensing of any Model such as the Underlying Indexes to the Adviser is not an offer to purchase or sell, or a solicitation. A determination that any portion of an investor's portfolio should be devoted to any ETF product developed by the Adviser with reference to a Dorsey Wright Investment Model is a determination made solely by the Adviser serving the investor or the investor himself, not Dorsey Wright & Associates, Inc.

Dorsey Wright is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Dorsey Wright has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Dorsey Wright does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein. Dorsey Wright shall have no liability for any errors, omissions, or interruptions therein. Dorsey Wright makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use, of the Underlying Indexes, or any data included therein in connection with the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, or for any other use. Dorsey Wright expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use, with respect to the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or the Underlying Indexes or to any data included therein, except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Dorsey Wright have any liability for any incidental, special, exemplary, punitive, indirect, or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, owners of the Shares of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the

Adviser have any liability for any special, exemplary, punitive, direct, indirect or consequential damages (including lost profits), however caused and on any theory of liability, whether in contract, strict liability or tort (including negligence or otherwise), resulting from the use of the Underlying Indexes or any data included therein, even if notified of the possibility of such damages.

The PowerShares DWA Developed markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are not sponsored, endorsed, sold or promoted by S&P or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio particularly or the ability of the Dorsey Wright® Developed Markets Technical Leaders Index or the Dorsey Wright® Emerging Markets Technical Leaders Index to track general stock market performance. S&P's and its third party licensor's only relationship to the Dorsey Wright or the Adviser is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio] or the timing of the issuance or sale of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or in the determination or calculation of the equation by which the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED

THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc. "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Dorsey Wright."

None of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio is sponsored, endorsed, sold or promoted by WilderHill, QSG or Water Index Associates and WilderHill, QSG and Water Index Associates do not make any representation regarding the advisability of investing in Shares of these Funds.

WilderHill, QSG and Water Index Associates make no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. WilderHill's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain WilderHill trademarks and trade names of WilderHill and WilderHill New Energy Global Innovation Index, which are composed by WilderHill without regard to the Distributor, Adviser or the Trust. QSG's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain QSG trademarks and tradenames of QSG, QSG Asia-Pacific

Opportunities Index, QSG Europe Index and QSG Developed International Opportunities Index, which is composed by QSG without regard to the Distributor, the Adviser or the Trust. Water Index Associate's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Water Index Associates trademarks and trade names of Palisades and Palisades Global Water Index, which is composed by Water Index Associates without regard to the Distributor, Adviser or the Trust.

There is no relationship between WilderShares LLC and the Adviser other than licenses by WilderShares to the Adviser of certain WilderShares trademarks and trade names, and two indices, for use by the Adviser. Such trademarks, trade names and indices have been created and developed by WilderShares without regard to the Adviser, its business, the Fund and/ or any prospective investor.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. WilderHill, QSG and Water Index Associates have no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. WilderHill, QSG and Water Index Associates are not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. WilderHill, QSG and Water Index Associates have no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. WilderHill, QSG and Water Index Associates do not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and WilderHill, QSG and Water Index Associates shall have no liability for any errors, omissions, or interruptions therein. WilderHill, QSG and Water Index Associates make no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio or for any other use. WilderHill, QSG and Water Index Associates expressly disclaim all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio,

PowerShares Dynamic Europe Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall WilderHill, QSG and Water Index Associates have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

None of the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio is sponsored, endorsed, sold or promoted by FTSE, and FTSE does not make any representation regarding the advisability of investing in Shares of these Funds.

FTSE makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. As the Index Provider, FTSE's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of the FTSE, FTSE RAFI Asia Pacific ex Japan Index, FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index, FTSE RAFI Emerging Markets Index, FTSE RAFI Europe Index, FTSE RAFI Developed Europe Mid Small Index, FTSE RAFI Real Estate Global ex US Index and FTSE RAFI Japan Index.

The Shares of the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio are not in any way sponsored, endorsed, sold or promoted by FTSE or by the

London Stock Exchange Plc (the "Exchange") or by The Financial Times Limited ("FT") or by Research Affiliates LLC ("RA") and neither FTSE nor Exchange nor FT nor RA makes any warranty or representation whatsoever, expressly or impliedly, either as to the results to be obtained from the use of the Underlying Sector Indexes or Underlying Index and/or the figure at which the said Underlying Sector Indexes or Underlying Index stand at any particular time on any particular day or otherwise. The Underlying Sector Indexes and Underlying Index are compiled and calculated by FTSE in conjunction with RA. However, neither FTSE nor the Exchange nor FT nor RA shall be liable (whether in negligence or otherwise) to any person for any error in the Underlying Sector Indexes or the Underlying Index and neither FTSE nor the Exchange nor FT nor RA shall be under any obligation to advise any person of any error therein.

"FTSE®" is a trademark of the Exchange and FT and is used by the Adviser under license. "Research Affiliates" and "Fundamental Index" are trademarks of RA.

The Underlying Indexes are selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. FTSE has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Indices. FTSE is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. FTSE has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. FTSE does not guarantee the accuracy and/or the completeness of the Underlying Indices or any data included therein, and FTSE shall have no liability for any errors, omissions, or interruptions therein. FTSE makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Indices, trading based on the Underlying Indices, any data included therein in connection with the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio or for any other use. FTSE expressly disclaims all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Indices or any data included therein, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio, the Trust or the Shares except as set forth in the respective license agreements with the Adviser. Without limiting any of the foregoing, in no event shall FTSE have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Indices or any data included therein, the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

The PowerShares International Listed Private Equity Portfolio is not sponsored, endorsed, sold or promoted by Red Rocks and Red Rocks does not make any representation regarding the advisability of investing in Shares of the Fund.

There is no relationship between Red Rocks and the Distributor, the Adviser or the Trust other than a license by Red Rocks to the Adviser of certain International Listed Private Equity Index marks, trademarks and tradenames, and the Underlying Index, for use by the Adviser. Such trademarks, tradenames and the Underlying Index have been created and developed by Red Rocks without regard to the Distributor, Adviser, the Trust, their businesses, the Underlying Index and/or any prospective investor.

The Underlying Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Red Rocks has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Underlying Index. Red Rocks is not responsible for and has not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Red Rocks has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Red Rocks does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and Red Rocks shall have no liability for any errors, omissions, or interruptions therein. Red Rocks makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Underlying Index, trading based on the Underlying Index, any data included therein in connection with the PowerShares International Listed Private Equity Portfolio or for any other use. Red Rocks expressly disclaim all warranties and conditions of merchantability, title or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein, the PowerShares International Listed Private Equity Portfolio, the Trust or the Shares except as set forth in the license agreements with the Adviser. Without limiting any of the foregoing, in no event shall Red Rocks have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Underlying Index or any data included therein, the PowerShares International Listed Private Equity Portfolio, the Trust or the Shares, even if notified of the possibility of such damages.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

Premium/Discount Information

The following tables present information about the differences between the daily market price on secondary markets for Shares and each Fund's net asset value. Net asset value, or "NAV," is the price per share at which the Fund issues and redeems Shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The "Market Price" of each Fund generally is determined using the midpoint between the highest bid and the lowest offer on the exchange on which the Fund is listed for trading, as of the time the Fund's NAV is calculated. Each Fund's Market Price may be at, above or below its NAV. The NAV of each Fund will fluctuate with changes in the market value of its portfolio holdings. The Market Price of the Fund will fluctuate in accordance with changes in its NAV, as well as market supply and demand.

Premiums or discounts are the differences (generally expressed as a percentage) between the NAV and Market Price of each Fund on a given day, generally at the time NAV is calculated. A premium is the amount that the Fund is trading above the reported NAV, expressed as a percentage of the NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

The following information shows the frequency of distributions of premiums and discounts for the Funds. The information shown for the Funds is for the fiscal year ended October 31, 2007 and for the quarter ended July 31, 2007, as applicable. The PowerShares DWA Developed Market Technical Leaders Potfolio, PowerShares DWA Emerging Market Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio had not commenced operations as of October 31, 2007 and therefore do not have premium/discount information.

Each line in the table shows the number of trading days in which the Fund traded within the premium/discount range indicated. The number of trading days in each premium/discount range is also shown as a percentage of the total number of trading days in the period covered by the table. All data presented here represents past performance, which cannot be used to predict future results.

PowerShares Dynamic Asia Pacific Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	55.56%	23.53%
Between 0.25% and 0.5%	10.10%	17.65%
Between 0.0% and 0.25%	10.10%	23.53%
Between -0.25% and 0.0%	14.14%	20.59%
Between -0.25% and -0.5%	2.02%	5.88%
Greater than -0.5%	8.08%	8.82%
Total	100.00%	100.00%

*  Commenced operations on June 13, 2007.

PowerShares Dynamic Developed International Opportunities Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	78.79%	70.59%
Between 0.25% and 0.5%	6.06%	8.82%
Between 0.0% and 0.25%	7.07%	14.71%
Between -0.25% and 0.0%	5.05%	2.94%
Between -0.25% and -0.5%	3.03%	2.94%
Greater than -0.5%	0.00%	0.00%
Total	100.00%	100.00%

PowerShares Dynamic Europe Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	45.45%	44.12%
Between 0.25% and 0.5%	24.25%	26.47%
Between 0.0% and 0.25%	15.15%	14.71%
Between -0.25% and 0.0%	6.06%	5.88%
Between -0.25% and -0.5%	4.04%	5.88%
Greater than -0.5%	5.05%	2.94%
Total	100.00%	100.00%

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	49.45%	50.00%
Between 0.25% and 0.5%	8.79%	7.69%
Between 0.0% and 0.25%	13.19%	0.00%
Between -0.25% and 0.0%	4.40%	7.69%
Between -0.25% and -0.5%	7.69%	11.54%
Greater than -0.5%	16.48%	23.08%
Total	100.00%	100.00%

*  Commenced operations on June 13, 2007.

**  Commenced operations on June 25, 2007.

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	100.00%
Between 0.25% and 0.5%	0.00%
Between 0.0% and 0.25%	0.00%
Between -0.25% and 0.0%	0.00%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	48.35%	50.00%
Between 0.25% and 0.5%	12.10%	7.69%
Between 0.0% and 0.25%	16.48%	19.23%
Between -0.25% and 0.0%	7.69%	11.54%
Between -0.25% and -0.5%	6.59%	3.85%
Greater than -0.5%	8.79%	7.69%
Total	100.00%	100.00%

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	92.00%
Between 0.25% and 0.5%	8.00%
Between 0.0% and 0.25%	0.00%
Between -0.25% and 0.0%	0.00%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

*  Commenced operations on June 25, 2007.

**  Commenced operations on September 27, 2007.

PowerShares FTSE RAFI Emerging Markets Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	84.00%
Between 0.25% and 0.5%	4.00%
Between 0.0% and 0.25%	0.00%
Between -0.25% and 0.0%	8.00%
Between -0.25% and -0.5%	4.00%
Greater than -0.5%	0.00%
Total	100.00%

PowerShares FTSE RAFI Europe Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	26.37%	30.77%
Between 0.25% and 0.5%	16.49%	3.85%
Between 0.0% and 0.25%	16.48%	15.38%
Between -0.25% and 0.0%	8.79%	7.69%
Between -0.25% and -0.5%	9.89%	11.54%
Greater than -0.5%	21.98%	30.77%
Total	100.00%	100.00%

PowerShares FTSE RAFI Europe Small-Mid Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	92.00%
Between 0.25% and 0.5%	4.00%
Between 0.0% and 0.25%	4.00%
Between -0.25% and 0.0%	0.00%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

*  Commenced operations on June 25, 2007.

**  Commenced operations on September 27, 2007.

PowerShares FTSE RAFI Japan Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	43.95%	38.46%
Between 0.25% and 0.5%	14.29%	11.54%
Between 0.0% and 0.25%	12.09%	19.23%
Between -0.25% and 0.0%	9.89%	7.69%
Between -0.25% and -0.5%	4.40%	0.00%
Greater than -0.5%	15.38%	23.08%
Total	100.00%	100.00%

PowerShares Global Clean Energy Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	74.75%	64.71%
Between 0.25% and 0.5%	8.08%	11.77%
Between 0.0% and 0.25%	7.07%	8.82%
Between -0.25% and 0.0%	5.05%	5.88%
Between -0.25% and -0.5%	0.00%	0.00%
Greater than -0.5%	5.05%	8.82%
Total	100.00%	100.00%

PowerShares Global Water Portfolio**

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)	Number of Days/ Percentage Of Total Days (Quarter Ended 07/31/07)
Greater than 0.5%	65.66%	76.47%
Between 0.25% and 0.5%	17.17%	17.65%
Between 0.0% and 0.25%	10.10%	5.88%
Between -0.25% and 0.0%	5.05%	0.00%
Between -0.25% and -0.5%	1.01%	0.00%
Greater than -0.5%	1.01%	0.00%
Total	100.00%	100.00%

*  Commenced operations on June 25, 2007.

**  Commenced operations June 13, 2007.

PowerShares International Listed Private Equity Portfolio*

Premium/ Discount Range	Number of Days/ Percentage Of Total Days (Fiscal Year Ended 10/31/07)
Greater than 0.5%	92.00%
Between 0.25% and 0.5%	4.00%
Between 0.0% and 0.25%	0.00%
Between -0.25% and 0.0%	4.00%
Between -0.25% and -0.5%	0.00%
Greater than -0.5%	0.00%
Total	100.00%

*  Commenced operations on September 27, 2007.

Total Return Information

The table below presents information about the total return of each Underlying Index in comparison to the total return of the Funds. The information shown for the Funds is for the fiscal year ended October 31, 2007. The PowerShares DWA Developed Market Technical Leaders Potfolio, PowerShares DWA Emerging Market Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio had not commenced operations as of October 31, 2007 and therefore do not have total return information.

"Average annual total returns" represent the average annual change in value of an investment over the period indicated. Average annual total return information will be provided in the Funds' next annual update when such Fund completes a full fiscal year of operations. "Cumulative total returns" represent the total change in value of an investment over the period indicated. Each Fund's per Share net asset value or "NAV" is the value of one Share of each Fund as calculated in accordance with the standard formula for valuing mutual fund shares. The NAV return is based on the NAV of each Fund, and the market return is based on the market price per Share of each Fund. The price used to calculate market return ("Market Price") is determined by using the midpoint between the highest bid and the lowest offer on the exchange on which each Fund is listed for trading, as of the time that each Fund's NAV is calculated. Since each Fund's Shares typically do not trade in the secondary market until several days after each Fund's inception, for the period from inception to the first day of secondary market trading in Fund shares, the NAV of each Fund is used as a proxy for secondary market trading price to calculate market returns. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in a Fund at Market Price and NAV, respectively. An index is a statistical composite that tracks a specified financial market or sector. Unlike the Funds, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by the Funds. These expenses negatively impact the performance of each Fund. Also, market returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. The returns shown in the table below do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Shares of the Funds. The investment return and principal value of Shares of a Fund will vary with changes in market conditions. Shares of each Fund may be worth more or less than their original cost when they are redeemed or sold in the market. Each Fund's past performance is no guarantee of future results.

Cumulative Annual Total Returns Since Inception through October 31, 2007*
PowerShares Dynamic Asia Pacific Portfolio (At NAV)	29.63%
PowerShares Dynamic Asia Pacific Portfolio (At Market)	31.41%
QSG Asia-Pacific Opportunities Index	31.26%
MSCI Pacific Index	7.04%
MSCI EAFE Index	8.86%
PowerShares Dynamic Developed International Opportunities Portfolio (At NAV)	8.42%
PowerShares Dynamic Developed International Opportunities Portfolio (At Market)	8.51%
QSG Developed International Opportunities Index	9.10%
MSCI EAFE Index	8.86%
S&P 500 Index	2.87%
PowerShares Dynamic Europe Portfolio (At NAV)	4.78%
PowerShares Dynamic Europe Portfolio (At Market)	4.57%
QSG Europe Index	6.01%
MSCI Europe Index	9.67%
MSCI EAFE Index	8.86%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (At NAV)	26.53%
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (At Market)	29.19%
FTSE RAFI Asia Pacific ex Japan Index	26.73%
MSCI Pacific Free ex Japan IndexSM	21.19%
MSCI EAFE Index	6.93%
PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio (At NAV)	7.29%
PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio (At Market)	9.03%
FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index	7.29%
MSCI Pacific ex Japan Small Index	5.05%
MSCI EAFE Index	4.48%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (At NAV)	7.48%
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (At Market)	8.23%
FTSE RAFI Developed Markets ex US Index	8.21%
MSCI EAFE Index	6.93%

Cumulative Annual Total Returns Since Inception through October 31, 2007*
S&P 500 Index	4.07%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (At NAV)	5.12%
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (At Market)	4.47%
FTSE RAFI Developed ex US Mid Small 1500 Index	4.96%
MSCI EAFE Small Index	6.18%
MSCI EAFE Index	4.48%
PowerShares FTSE RAFI Emerging Markets Portfolio (At NAV)	9.35%
PowerShares FTSE RAFI Emerging Markets Portfolio (At Market)	8.56%
FTSE RAFI Emerging Markets Index	13.47%
MSCI Emerging Markets Index	11.34%
MSCI EAFE Index	4.48%
PowerShares FTSE RAFI Europe Portfolio (At NAV)	9.67%
PowerShares FTSE RAFI Europe Portfolio (At Market)	11.80%
FTSE RAFI Europe Index	7.88%
MSCI Europe Index	7.37%
MSCI EAFE Index	6.93%
PowerShares FTSE RAFI Europe Small-Mid Portfolio (At NAV)	6.31%
PowerShares FTSE RAFI Europe Small-Mid Portfolio (At Market)	4.93%
FTSE RAFI Developed Europe Mid Small Index	6.61%
MSCI Europe Small Index	7.16%
MSCI EAFE Index	4.48%
PowerShares FTSE RAFI Japan Portfolio (At NAV)	0.00%
PowerShares FTSE RAFI Japan Portfolio (At Market)	1.84%
FTSE RAFI Japan Index	-0.18%
MSCI Japan Index	-0.63%
MSCI EAFE Index	6.93%
PowerShares Global Clean Energy Portfolio (At NAV)	23.31%
PowerShares Global Clean Energy Portfolio (At Market)	23.30%
WilderHill New Energy Global Innovation Index	17.81%
MSCI EAFE Index	8.86%
S&P 500 Index	2.87%
PowerShares Global Water Portfolio (At NAV)	8.77%
PowerShares Global Water Portfolio (At Market)	7.60%
Palisades Global Water Index	12.54%
MSCI EAFE Index	8.86%
S&P 500 Index	2.87%
PowerShares International Listed Private Equity Portfolio (At NAV)	6.30%
PowerShares International Listed Private Equity Portfolio (At Market)	6.19%
International Listed Private Equity IndexSM	6.58%
MSCI AC World Financials Index	3.27%
MSCI EAFE Index	4.48%

*  The PowerShares DWA Developed Market Technical Leaders Potfolio, PowerShares DWA Emerging Market Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio had not commenced operations as of October 31, 2007.

Other Information

Section 12(d)(1) of the 1940 Act restricts investments by investment companies in the securities of other investment companies, including Shares of the Funds. Registered investment companies are permitted to invest in the Funds beyond the limits set forth in Section 12(d)(1) subject to certain terms and conditions set forth in an SEC exemptive order issued to the Trust, including that such investment companies enter into an agreement with the Trust.

Continuous Offering

The method by which Creation Unit Aggregations of Fund Shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of Shares are issued and sold by the Funds on an ongoing basis, a "distribution," as such term is used in the Securities Act of 1933, as amended (the "Securities Act"), may occur at any point. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent Shares and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a characterization as an underwriter.

Broker-dealer firms should also note that dealers who are not "underwriters" but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an overallotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. The Trust, however, has received from the SEC an exemption from the prospectus delivery obligation in ordinary secondary market transactions under certain circumstances, on the condition that purchasers are provided with a product description of the Shares. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under the Securities Act Rule 153, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchanges is satisfied by the fact that the prospectus is available at the Exchanges upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

For More Information

For more detailed information on the Trust, the Funds and the Shares, you may request a copy of the Funds' Statement of Additional Information. The Statement of Additional Information provides detailed information about the Funds, and is incorporated by reference into this Prospectus. This means that the Statement of Additional Information, for legal purposes, is a part of this Prospectus. Additional information about the Funds' investments is also available in the Funds' Annual and Semi-Annual Reports to Shareholders, as applicable. In the Funds' Annual Report, as applicable, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year. If you have questions about the Funds or Shares or you wish to obtain the Statement of Additional Information or Annual and/or Semi-Annual Report free of charge or to make shareholder inquires, please:

Call:  A I M Distributors, Inc. at 1-800-337-4246
Monday through Friday
8:00 a.m. to 5:00 p.m. Central Time

Write:  PowerShares Exchange-Traded Fund Trust II
c/o A I M Distributors, Inc.
11 Greenway Plaza, Suite 100
Houston, Texas 77046 - 1173

  Visit: www.powershares.com

Information about the Funds (including the Statement of Additional Information) can be reviewed and copied at SEC's Public Reference Room, in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the Funds are available on the EDGAR Database on the Commission's Internet site at www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address:

publicinfo@sec.gov

or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

No person is authorized to give any information or to make any representations about the Funds and their Shares not contained in this Prospectus and you should not rely on any other information. Read and keep the Prospectus for future reference.

Dealers effecting transactions in the Funds' Shares, whether or not participating in this distribution, are generally required to deliver a Prospectus. This is in addition to any obligation of dealers to deliver a Prospectus when acting as underwriters.

The Trust's registration number under the 1940 Act is 811-21977.

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PowerShares Exchange-Traded Fund Trust II
301 West Roosevelt Road
Wheaton, IL 60187

800.983.0903
www.powershares.com

P-PS-PRO-8

Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 29, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated February 29, 2008 for the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, each a series of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 337-4246.

GENERAL DESCRIPTION OF THE TRUST AND THE FUND

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 28 portfolios. This Statement of Additional Information relates to the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio (each a "Fund" and, together, the "Funds" ). All of the Funds are "non-diversified" and, as such, the Funds' investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other 24 funds of the Trust, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares 1-30 Laddered Treasury Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares Emerging Markets Soverign Debt Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares High Yield Corporate Bond Portfolio, PowerShares International Listed Private Equity Portfolio and PowerShares Preferred Portfolio, are included in three separate prospectuses.

The Funds are managed by PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for cash, calculated based on the NAV per Share, multiplied by the number of Shares representing a Creation Unit, plus a fixed transaction fee. The Funds also reserves the right to permit or require Creation Units to be issued in exchange for a basket of municipal securities ("Deposit Securities") together with the deposit of a specified cash payment (the "Cash Component"). The Funds' Shares are listed on the American Stock Exchange LLC (the "AMEX" or the "Exchange"). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Correlation is calculated at each Fund's fiscal year end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total return over the prior one-year period or since inception if the Fund has been in existence for less than one year.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days;

1

(ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objective

The investment objective of the PowerShares Insured California Municipal Bond Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the Merrill Lynch California Insured Long-Term Core Municipal Securities Index (the "Underlying Index").

The investment objective of the PowerShares Insured National Municipal Bond Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the Merrill Lynch Insured National Long-Term Core Municipal Securities Index (the "Underlying Index").

The investment objective of the PowerShares Insured New York Municipal Bond Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index (the "Underlying Index").

The investment objective of the PowerShares VRDO Tax-Free Weekly Portfolio is to provide investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an index called the Thomson Municipal Market Data VRDO Index (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

2

(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to the Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each of the Funds is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders. The 80% policy for each Fund is a fundamental policy that can be changed only with the approval of the Board of Trustees and shareholders.

INVESTMENT POLICIES AND RISKS

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a

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daily basis over a one-year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Municipal Securities. Each Fund will invest in securities issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal securities share the attributes of debt/fixed income securities in general, but are generally issued by states, municipalities and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. The municipal securities which the Fund may purchase include general obligation bonds and limited obligation bonds (or revenue bonds), including industrial development bonds issued pursuant to former federal tax law that pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. General obligation bonds are obligations involving the credit of an issuer possessing taxing power and are payable from such issuer's general revenues and not from any particular source. Limited obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Tax-exempt industrial development bonds generally are also revenue bonds and thus are not payable from the issuer's general revenues. The credit and quality of industrial development bonds are usually related to the credit of the corporate user of the facilities. Payment of interest on and repayment of principal of such bonds is the responsibility of the corporate user (and/or any guarantor). In addition, each Fund may invest in lease obligations. Lease obligations may take the form of a lease or an installment purchase contract issued by public authorities to acquire a wide variety of equipment and facilities.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark to market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

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The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. Each Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, the Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

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Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this Statement of Additional Information.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

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The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Fund" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of municipal securities in general and other factors that affect the market.

An investment in each Fund should also be made with an understanding of the risks inherent in an investment in municipal securities. An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond, however, with respect to the PowerShares VRDO Tax-Free Weekly Portfolio, the bonds in which the Fund invests pay interest monthly or quarterly based on a floating rate that is reset daily or weekly based on an index of short-term municipal rates. The value of a fixed rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Unlike fixed rate bonds, since the bonds in which the PowerShares VRDO Tax-Free Weekly Portfolio invests bear income at an interest rate that is adjusted periodically, the value of the underlying "variable-rate" bonds will fluctuate much less in response to market interest rate movements than the value of fixed rate bonds. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed rate bonds. The Funds may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (also backed by specified collateral).

The Funds are not actively managed by traditional methods, and therefore the adverse financial condition of any one issuer will not result in the elimination of its securities from the securities held by the Fund unless the securities of such issuer are removed from its respective Underlying Index.

An investment in each Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Underlying Index because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of its Underlying Index. In addition, each Fund's use of a representative sampling approach may cause a Fund to not be as well correlated with the return of its respective Underlying Index as would be the case if the Fund purchased all of the securities in its respective Underlying Index in the proportions represented in such Underlying Index. It is also possible that for short periods of time, a Fund may not fully replicate the performance of its Underlying Index due to the temporary unavailability of certain Underlying Index securities in the secondary market or due to other extraordinary circumstances. Such events are unlikely to continue for an extended period of time because the Fund is required to correct such imbalances by means of adjusting the composition of the securities. It is also

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possible that the composition of the Fund may not exactly replicate the composition of its respective Underlying Index if the Fund has to adjust its portfolio holdings in order to continue to qualify as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code").

The market for municipal bonds may be less liquid than for taxable bonds. There may also be less information available on the financial condition of issuers of municipal securities than for public corporations. This means that it may be harder to buy and sell municipal securities, especially on short notice, and municipal securities may be more difficult for each Fund to value accurately than securities of public corporations. Since each Fund invests a significant portion of its portfolio in municipal securities, each Fund's portfolio may have greater exposure to liquidity risk than a fund that invests in non-municipal securities.

Some longer-term municipal securities give the investor the right to "put" or sell the security at par (face value) within a specified number of days following the investor's request—usually one to seven days. This demand feature enhances a security's liquidity by shortening its effective maturity and enables it to trade at a price equal to or very close to par. If a demand feature terminates prior to being exercised, the Fund would hold the longer-term security, which could experience substantially more volatility.

Municipal securities are subject to credit and market risk. Generally, prices of higher quality issues tend to fluctuate more with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues.

Prices and yields on municipal securities are dependent on a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal security market, the size of a particular offering, the maturity of the obligation and the rating of the issue. A number of these factors, including the ratings of particular issues, are subject to change from time to time. Information about the financial condition of an issuer of municipal securities may not be as extensive as that which is made available by corporations whose securities are publicly traded. As a result, municipal securities may be more difficult to value than securities of public corporations.

Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for that purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If these legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

Tax Risks Associated with Municipal Securities

As with any investment, you should consider how your investment in shares of the Fund will be taxed. The tax information in the Prospectus and Statement of Additional Information is provided as general information. You should consult your own tax professional about the tax consequences of an investment in shares of the Fund.

Unless your investment in shares is made through a tax-exempt entity or tax-deferred retirement account, such as an individual retirement account, you need to be aware of the possible tax consequences when the Fund makes distributions or you sell Fund shares.

Municipal Insurance

A municipal security may be covered by insurance that guarantees the bond's scheduled payment of interest and repayment of principal. This type of insurance may be obtained by either (i) the issuer at the time the bond is issued (primary market insurance), or (ii) another party after the bond has been issued (secondary market insurance).

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Both primary and secondary market insurance guarantee timely and scheduled repayment of all principal and payment of all interest on a municipal security in the event of default by the issuer, and cover a municipal security to its maturity, enhancing its credit quality and value.

Municipal security insurance does not insure against market fluctuations or fluctuations in the Fund's share price. In addition, a municipal security insurance policy will not cover: (i) repayment of a municipal security before maturity (redemption), (ii) prepayment or payment of an acceleration premium (except for a mandatory sinking fund redemption) or any other provision of a bond indenture that advances the maturity of the bond, or (iii) nonpayment of principal or interest caused by negligence or bankruptcy of the paying agent. A mandatory sinking fund redemption may be a provision of a municipal security issue whereby part of the municipal security issue may be retired before maturity.

Because a significant portion of the municipal securities issued and outstanding is insured by a small number of insurance companies, an event involving one or more of these insurance companies could have a significant adverse effect on the value of the securities insured by that insurance company and on the municipal markets as a whole.

Municipal Market Disruption Risk

The value of municipal securities may be affected by uncertainties in the municipal market related to legislation or litigation involving the taxation of municipal securities or the rights of municipal securities holders in the event of a bankruptcy. Proposals to restrict or eliminate the federal income tax exemption for interest on municipal securities are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of a municipal fund's distributions. If such proposals were enacted, the availability of municipal securities and the value of a municipal fund's holdings would be affected, and the Trustees would reevaluate the Fund's investment objective and policies. Municipal bankruptcies are relatively rare, and certain provisions of the U.S. Bankruptcy Code governing such bankruptcies are unclear and remain untested. Further, the application of state law to municipal issuers could produce varying results among the states or among municipal securities issuers within a state. These legal uncertainties could affect the municipal securities market generally, certain specific segments of the market, or the relative credit quality of particular securities. There is also the possibility that as a result of litigation or other conditions, power or ability of issuers to meet their obligations for the payment of interest and principal on their municipal securities may be materially affected or their obligations may be found to be invalid or unenforceable. Such litigation or conditions may from time to time have the effect of introducing uncertainties in the market for municipal securities or certain segments thereof, or of materially affecting the credit risk with respect to particular bonds. Adverse economic, business, legal or political developments might affect all or a substantial portion of the Fund's municipal securities in the same manner. Any of these effects could have a significant impact on the prices of some or all of the municipal securities held by the Fund.

Special Risk Considerations Relating to California Municipal Securities

As described in the Prospectus, under normal circumstances, the PowerShares Insured California Municipal Bond Portfolio will invest at least 80% of its assets in the securities that comprise the Merrill Lynch California Insured Long-Term Core Municipal Securities Index. The portfolio of the Fund may include securities issued by the State of California (the "State"), by its various public bodies (the "Agencies") and/or by other municipal entities located within the State (securities of all such entities are referred to herein as "California municipal securities"). In addition, the specific California municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of California municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of California municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of California municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of California municipal securities, as well as from other publicly available documents. Such an official statement, together with any updates or supplements thereto, generally may be obtained upon request to the

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Treasurer's office of the State. Such information has not been independently verified by the Fund and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State. Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial condition of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of California municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local California issuers may be unrelated to the creditworthiness of obligations issued by the State, and there is no assurance on the part of the State to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within California, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth below is intended only as a general summary and not as a discussion of any specific factors that may affect any particular issuer of California municipal securities.

General Economic Conditions

California's economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. U.S. economic growth was slower than expected in the first half of 2001, and the California economy began to slow in the spring of 2001. The State finally showed the impact of the national recession, coupled with a cyclical downturn in the high-technology sector, and entered a mild recession. The terrorist attacks on September 11, 2001 resulted in a further, but mostly temporary, weakening of the economy in tourism-based areas. Although the State's economy improved between July 2003 and March 2007, the economic outlook for both the State and national economies has since deteriorated, based in part on difficulties in the housing sector and high oil prices. California's population as of July 1, 2006 of over 37 million represented over 12 percent of the total United States population. The State's population is concentrated in metropolitan areas.

Both the California economy and the national economy weakened in 2007 and are expected to remain subdued through 2008. Between August 2006 and August 2007, California non-farm payroll employment grew by 0.8 percent. Job growth is projected to remain low in 2008 with growth of 0.7 percent, which is below the 1.8 percent growth in 2005 and 1.7 percent growth in 2006.

Although the State's unemployment rate reached a 30-year low in October 2006, it has since increased from 4.8 percent in the fourth quarter of 2006 to 5.6 percent in the fourth quarter of 2007. Projected layoffs in the construction and mortgage industry will continue to place upward pressure on unemployment rates. The State Controller projects that job growth on a quarterly basis will turn negative beginning in the second quarter of 2008 and remain negative through the third quarter of the year

The housing sector has continued to slow the national and California economies. A sharp drop in home building was instrumental in the national economy growing at its slowest pace in four years in the first quarter of 2007. As of October 2007, the effects of the ongoing housing slump and recent financial turmoil were evident in a variety of economic data releases. In recent employment estimates, the construction and finance sectors were notable sources of weakness. Home building and home sales remained sluggish through 2007 and are expected to remain weak through 2008. It is not clear that recent questions about the strength of the sub-prime mortgage market have yet been reflected in the performance of the housing market.

The outlook for the California economy is for slower growth in 2008 followed by improved growth in 2009. Personal income growth is projected to slow from 5.6 percent in 2007 to 4.8 percent in 2008 and 5.2 percent in 2009, which is lower than the 6.1 percent growth in 2006. California non-farm payroll employment is forecast to increase 0.8 percent in 2007, 0.7 percent in 2008 and 1.0 percent in 2009, which is lower than the 1.9 percent increase in 2006. As of September 2007, Preliminary General Fund agency cash for September 2007 was

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$809 million below the 2007 Budget Act forecast of $11 billion, and year-to-date revenues were $777 million below the $22.7 billion that was expected, however, in light of deteriorating state cash collections and economic outlook, revenue shortfalls are likely to increase.

Total taxable sales are expected to increase at an annual rate of 2.7 percent in 2008, slightly lower than the projected inflation rate of 2.9 percent. Although made-in-California exports have grown in recent years, as the national economy continues to slow it is unclear whether the State's exports will continue to grow at the same rate in 2008 and 2009.

In the 2007-08 May Revision to the Governor's Budget, the Department of Finance projected that the struggling housing sector will continue to weigh on the State and national economies for the 2007 calendar year. Economic forecasts in November 2007 and January 2008 have further projected that the difficulties in the housing sector and high oil prices will continue to weigh on the State's economy through at least the third quarter of 2008. The economic forecasts of the Department of Finance, the Legislative Analyst's Office and the State Controller are prepared using national economic activity forecasts; major national and California economic indicators; revenue estimates; legislative, judicial and administrative changes; and recent cash results.

State Government

The State Constitution provides for three separate branches of government: the legislative, the judicial and the executive. The Constitution guarantees the electorate the right to make basic decisions, including amending the Constitution and local government charters. In addition, the State voters may directly influence State government through the initiative, referendum and recall processes.

Local Governments

The primary units of local government in California are the counties, which range in population from approximately 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution ("Proposition 13"), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

Subsequent to the adoption of Proposition 13, the State provided aid to local governments from the General Fund; however, during the recession of the early 1990s, the Legislature eliminated most components of aid to local government entities but provided additional revenue sources, such as sales taxes, and reduced certain mandates for local services. The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 dramatically changed the State-local fiscal relationship. These statutory and Constitutional changes implemented an agreement negotiated between the Governor and local government officials (the "state-local agreement") in connection with the 2004 Budget Act. One such change relates to the reduction of the vehicle license fee ("VLF") rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Proposition 1A was approved by voters at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by placing restrictions on the State's access to local governments' property, sales and VLF revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approve the borrowing and the amount

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borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers financial responsibility to cities, counties and special districts for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

State Finances

The moneys of the State are segregated into the General Fund and over 900 other funds, including special, bond and trust funds. The General Fund consists of revenues received by the State Treasury and is not required by law to be credited to any fund and earnings from the investment of State moneys not allocable to another Fund. The General Fund is the principal operating fund for the majority of governmental activities and is the depository of most of the major revenue sources of the State.

The following is a summary of the State's major revenue sources:

•  Personal Income Tax. The California personal income tax, modeled after the federal income tax laws, accounts for a significant portion of General Fund tax revenues. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index. Taxpayers may be subject to an alternative minimum tax ("AMT"), similar to the federal AMT. In addition, Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs. The personal income tax structure is considered to be highly progressive. Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent or as little as 7.3 percent of General Fund revenues in the last ten years. The 2007-08 May Revision to the Governor's Budget estimates that capital gains and stock option tax receipts will account for 15.3 percent of General Fund revenue and transfers in 2006-07 and 15.1 percent in 2007-08.

•  Sales Tax. The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft. As of January 1, 2007, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows: 5 percent imposed as a State General Fund tax; 0.5 percent dedicated to local government for health and welfare program realignment (Local Revenue Fund); 0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund); 1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and 0.25 percent deposited into the Fiscal Recovery Fund to repay the State's economic recovery bonds. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2008. Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature's authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

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•  Corporation Tax. The State's corporate tax revenue is derived from franchise tax, corporate income tax, additional taxes on banks and other financial corporations, an AMT similar to the federal AMT and a tax on the profits of Sub-Chapter S corporations. On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board's appeal requesting review of a tax refund case which involved the deductibility of corporate dividends. Potential revenue losses are estimated at $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The revenue impact from this case is included in State budget projections for fiscal years 2006-07 and 2007-08.

•  Insurance Tax. The majority of insurance written in California, subject to certain exceptions, is subject to a 2.35 percent gross premium tax.

•  Estate Tax; Other Taxes. The California estate tax is based on the State death tax credit allowed against the federal estate tax and is designed to pick up the maximum credit allowed against the federal estate tax return. The State estate tax was eliminated beginning in 2005 in conjunction with the phase out of the federal estate tax. After December 31, 2010 the federal estate tax will be reinstated along with the State estate tax, unless future federal legislation is enacted to make the provisions eliminating the tax permanent. Other sources of General Fund revenue include inheritance and gift taxes, cigarette taxes, alcoholic beverage taxes, horse racing license fees and trailer coach license fees.

State Budget Process

The State's fiscal year begins on July 1st and ends on June 30th of the following year. Under the State Constitution, money may be drawn from the Treasury only through an appropriation made by law. The primary source of the annual expenditure is the annual Budget Act as approved by the Legislature and signed by the Governor. The annual budget is proposed by the Governor by January 10 of each year for the next fiscal year (the "Governor's Budget"). State law requires the annual proposed Governor's Budget to provide for projected revenues equal to or in excess of projected expenditures for the ensuing fiscal year. Following the submission of the Governor's Budget, the Legislature takes up the proposal. During late spring, usually in May, the Department of Finance submits revised revenue and expenditure estimates for both the current and budget years to the Legislature. This update process is referred to as the May Revision. The Budget Act, which follows the May Revision, must be approved by a two-thirds majority vote of each House of the Legislature.

Appropriations also may be included in legislation other than the Budget Act. With limited exceptions, bills containing General Fund appropriations must be approved by a two-thirds majority vote in each House of the Legislature and be signed by the Governor. Continuing appropriations, available without regard to fiscal year, may also be provided by statute or the State Constitution.

The Governor may reduce or eliminate specific line items in the Budget Act or any other appropriations bill without vetoing the entire bill. Such individual line-item vetoes are subject to override by a two-thirds majority vote of each House of the Legislature.

The Balanced Budget Amendment ("Proposition 58") beginning with fiscal year 2004-2005 requires the State to enact a balanced budget, establishes a special reserve in the General Fund, restricts future borrowings to cover budget deficits, and provides for mid-year budget adjustments in the event that the budget falls out of balance. The Legislature may not pass a budget bill in which General Fund expenditures exceed estimated General Fund revenues and fund balances at the time of passage and as set forth in the budget bill. As a result of the requirements of Proposition 58, the State would, in some cases, have to take more immediate actions to correct budgetary shortfalls. Proposition 58 also prohibits certain future borrowings to cover budget deficits. These restrictions apply to general obligation bonds, revenue bonds and certain other forms of long-term borrowings, but do not apply to certain short-term and inter-fund borrowings.

In addition to Proposition 58, a number of other laws and constitutional amendments have been enacted over the years, often through voter initiatives, which have made it more difficult to raise State taxes, have restricted the use of State General Fund or special fund revenues, or have otherwise limited the Legislature and Governor's discretion in enacting budgets. Examples of constraints on the budget process include Proposition 13

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(requiring a two-thirds vote in each House of the Legislature to change State taxes enacted for the purpose of increasing revenues collected), Proposition 98 (requiring a minimum percentage of General Fund revenues be spent on local education), Proposition 49 (requiring expanded State funding for before and after school programs), Proposition 10 (raising taxes on tobacco products but mandating the expenditure of such revenues) and Proposition 63 (imposing a 1 percent tax surcharge on taxpayers with annual taxable income of more than $1 million in order to fund mental health services and limiting the Legislature or Governor from redirecting funds now used for mental health services).

Current State Budget

The 2007-08 Budget Act was adopted by the Legislature on August 22, 2007, along with a number of implementing measures, and was signed by Governor Schwarzenegger on August 24, 2007. The 2007 Budget Act included the largest reserve of any budget act in the State's history. The May Revision proposed a total reserve of $2.2 billion. Due to the shortfall in revenue collections that came to light in June, and in recognition of the State's continuing structural deficit and other potential threats, the Legislature took actions to reduce spending and increase funds available, thereby increasing the total reserve to an unprecedented $3.4 billion. The Governor further reduced spending with $703 million in General Fund vetoes, raising the total reserve to $4.1 billion. As a result, General Fund spending growth in the 2007-08 budget is held to $0.6 billion, or 0.6 percent. These actions eliminate the gap between spending and revenues in 2007-08, after discounting the $1.023 billion of transfers to the Budget Stabilization Account.

The 2007-08 Budget Act contained General Fund expenditures of $102.26 billion, compared to $101.66 billion in 2006-07, and Special Fund expenditures of $2.58 billion, compared to $3.59 billion in 2006-07. Total revenues and transfers for 2007-08 are expected to be $101.24 billion, compared to $95.54 billion in 2006-07. A total of $2.05 billion will be transferred to the Budget Stabilization Account pursuant to Proposition 58; half of the transferred amount will remain in the Budget Stabilization Account for future purposes and the other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Most General Fund spending is non-discretionary. As of the May Revision to the Governor's Budget, of the total spending proposed, $1.7 billion was for paying debt and $1 billion was proposed for policy choices. The remainder was required either by the State Constitution, federal laws, statutory entitlements, binding labor agreements or court orders. The 2007 Budget Act contains the following major General Fund components: $1.0 billion in prepayments of the economic recovery bonds; Proposition 98 General Fund expenditures of $41.1 billion; $66.8 billion ($41.4 billion General Fund and $25.4 billion other funds) for K-12 education programs in 2007-08, which reflects an increase of $3.5 billion ($1.6 billion General Fund and $1.9 billion other funds) over the 2006-07 revised budget; and $28.3 billion in health and human services programs.

The above discussion of the fiscal year 2007-08 budget is based on estimates and projections of revenues and expenditures for the current fiscal year and must not be construed as statements of fact. These estimates and projections are based upon various assumptions, which may be affected by numerous factors, including future economic conditions in the State and the nation, and there can be no assurance that the estimates will be achieved.

State Indebtedness and Other Obligations

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. Current State debt obligations include:

•  General Obligation Bonds. The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund.

Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other

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than the sale of bonds or the investment of bond proceeds. As of September 1, 2007, the State had outstanding $51.15 billion aggregate principal amount of long-term general obligation bonds, and unused voter authorizations for the future issuance of $68.01 billion of long-term general obligation bonds.

In response to the Governor's proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, all of which were approved by voters at the November 7, 2006 general election.

•  Commercial Paper Program. Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may, in some cases, be issued as commercial paper notes. Commercial paper notes may be renewed or refunded by the issuance of long-term bonds. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of December 31, 2007 approximately $545 million aggregate principal amount of general obligation commercial paper notes had been issued and were outstanding.

•  Lease-Purchase Obligations. The State builds and acquires facilities through the use of lease purchase borrowing, in addition to general obligation bonds. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities, such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7.7 billion General Fund-supported lease-purchase obligations outstanding as of August 1, 2007. The State Public Works Board, which is authorized to sell lease revenue bonds, had $10.9 billion authorized and unissued as of September 1, 2007, which includes new authorizations described below. On May 3, 2007, the Governor signed AB 900, which authorized issuance of up to $7.4 billion of lease-revenue bonds to finance acquisition, design and construction of new facilities at State prisons and county jails and for local re-entry facilities.

•  Non-Recourse Debt. Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities, housing, health facilities and pollution control facilities. State agencies and authorities had $44.98 billion aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2007.

•  Economic Recovery Bonds. The California Economic Recovery Bond Act ("Proposition 57") was approved by voters on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance and other General Fund obligations. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State's sale and use tax starting July 1, 2004. In addition, the economic recovery bonds are secured by the State's full faith and credit; however, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds. The State has issued $10.9 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.3 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.2 billion was applied to the 2002-03 fiscal year and approximately $2.0 billion was applied to offset fiscal year 2004-05 General Fund expenditures). The state may issue about $3.3 billion of the remainder of authorized economic recovery bonds in the future, but the 2007 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2007-08. The Department of Finance has now estimated that, because of the repayment of other General Fund obligations incurred before June 30, 2004, the full $3.746 billion of unused voter authorization cannot be sold.

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Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from the quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act. Funds from these sources have been used for early retirement of approximately $1.716 billion of bonds during fiscal years 2005-06 and 2006-07.

The 2007 Budget Act provides $1 billion to retire economic recovery bonds in the 2007-08 fiscal year. In addition, there was approximately $394 million of excess sales tax revenues from the period January 1-June 30, 2007 which will be used for early retirement of economic recovery bonds, together with excess sales tax revenues which may be generated for the period July 1-December 31, 2007, and any proceeds of excess property sales. In total, the Administration anticipates that approximately $2.6 billion of economic recovery bonds will be retired in the 2007-08 fiscal year, including almost $2.2 billion in early repayments.

•  Tobacco Settlement Revenue Bonds. In 1998 the state signed a settlement agreement (the "Master Settlement Agreement" or "MSA") with four major cigarette manufacturers (the "participating manufacturers" or "PMs"). Under the MSA, the participating manufacturers, the cigarette manufacturers agreed to make payments to the State in perpetuity, such payments amounting to approximately $25 billion over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments. The specific amount to be received by the state and local governments is subject to adjustment. The MSA allows reduction of the manufacturers' payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain "Previously Settled States" and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

•  The Tobacco Securitization Law, enacted in 2002, authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that trust to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State's tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 ("Series 2003A").

A second sale of the remaining 43.43 percent of the State's tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 ("Series 2003B"). The Tobacco Securitization Law was amended in 2003 to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August 2005 the Series 2003B Bonds were refinanced ("Series 2005A"), retaining substantially all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing, which was deposited into the General Fund. On March 14, 2007, the State completed a refunding of all of the Series 2005A Bonds. This refunding generated additional proceeds of approximately $1.258 billion which are intended to be used (i) to offset the General Fund cost for the initial years of a litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee and (ii) for other purposes, such as funding capital projects. Some of these moneys have been used for General Fund expenses in 2007-08.

In early 2006, the PMs asserted that they had lost market share in 2003 to the non-participating manufacturers ("NPMs"). A nationally recognized firm of economic consultants confirmed the assertion that the MSA was a significant factor contributing to the market share loss. Under the MSA, the PMs are authorized to withhold up to three times the amount of lost market share (adjusted downward by 2 percent) until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco revenues received by the State was reduced in 2006 by $50.9 million. Nevertheless, the amount of tobacco revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the

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need to invoke the provisions included in the State's budget for Series 2005A is unlikely and there will be no impact to the General Fund for the 2007-08 fiscal year. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year's debt service payments, which would be used before General Fund moneys. In April 2006, a similar filing was made by the PMs for the calendar year 2004 payments and the economic consultants also confirmed that the MSA was a significant factor contributing to the market share loss, but it is likewise anticipated that there was and will be no impact to the General Fund for the 2007-08 fiscal year. The State Attorney General is working in tandem with the other states' Attorney Generals, under the terms of the MSA, to compel the PMs to pay given that the state has been diligently enforcing the statutes as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

•  Flood Litigation Settlement. In 2006, the state settled three related lawsuits arising from liability for past flood damages through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the state to make annual payments of $42.8 million, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year's payment was included in the 2005 Budget Act and each subsequent budget act has included the required installment. This matter is not treated as a "debt" of the state for any legal or constitutional purposes.

•  Cash Flow Borrowings. As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes ("RANs") in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants ("RAWs"), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any "Unapplied Money" in the General Fund on their maturity date, subject to the prior application of such money in the General Fund to pay priority payments. "Priority payments" are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State); (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the state; (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay state employees' wages and benefits, state payments to pension and other state employee benefit trust funds, state Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with state warrants that can be cashed immediately. The state plans to issue $7.0 billion of RANs in November 2007 in order to maintain adequate reserves to manage the state's cash flow requirements during fiscal year 2007-08.

•  Between November 2006 and August 2007, voters and the Legislature authorized more than $50 billion of new general obligation bonds and lease revenue bonds, increasing the amount of General Fund supported debt authorized and unissued to almost $75 billion as of September 1, 2007. In order to address the program needs for these new authorizations, along with those which existed before 2006, the state expects the volume of issuance of both of these categories of bonds to increase substantially, compared to previous years, starting in fiscal year 2007-08. Based on existing Legislative appropriations and current projections of program needs, the Department of Finance has estimated that annual new money issuance for these obligations in the five fiscal years from 2007-08 to 2011-12—primarily as general obligation bonds—will total approximately $10 billion, $12 billion, $16 billion, $12 billion, and $8 billion, respectively. In addition, if the voters or the Legislature approve additional new bond authorizations in 2008 and beyond, the amount of bonds issued may be higher than these estimates.

Based on the current Department of Finance projections of bond issuance, without taking into account any future authorizations which may occur, the aggregate amount of outstanding general obligation and lease revenue bonds would peak at about $98 billion by the middle of the next decade, compared to the current total outstanding amount of about $49 billion. The annual debt service costs on this amount of debt would peak at around $8.4 billion, compared to about $4.7 billion budgeted for fiscal year 2007-08. (These estimates do not include economic recovery

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bonds, described above, nor do they take into account potential benefits from future refunding opportunities.) The actual amounts and timing of future issuance of general obligation and lease revenue obligations will depend on a variety of factors, including the timing of funding needs for the various programs for which such obligations are to be issued, interest rate and other market conditions at the time of issuance, and the timing and amounts of additional general obligation bonds or lease revenue bonds approved. The Governor has proposed substantial additional general obligation bond programs.

Since the enactment of the 2007 Budget Act, the Administration has projected that the total budgetary reserve will be about $4.069 billion at June 30, 2008. However, subsequent developments could reduce that amount. A number of elements of the 2007 Budget Act may not occur in the amounts or in the time anticipated.

The Administration has estimated that, although the 2007 Budget Act (absent subsequent developments discussed herein) was in an operating balance, there is a projected operating deficit of about $6.1 billion for 2008-09 absent further corrective actions. This is partly caused by the use of about $3.5 billion of one-time budget solutions in 2007-08, which cannot be replicated in 2008-09.

Litigation

The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. In addition, the State is involved in certain other legal proceedings (described in the State's recent financial statements) that, if decided against the State might require the State to make significant future expenditures or substantially impair future revenue sources. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation, estimate the potential impact on the ability of the State to pay debt service costs on its obligations, or determine what impact, if any, such proceedings may have on the Fund. The following summarizes several significant legal proceedings to which the State is a party:

•  Matter Seeking Recalculation of Minimum School Funding Guarantee. On August 8, 2005, the California Teachers Association filed a law suit alleging that the California Constitution's minimum school funding guarantee was not followed for the 2004-2005 fiscal year and the 2005-06 fiscal year in the aggregate amount of approximately $3.1 billion. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with the California Constitution. On May 10, 2006, counsel for all parties executed a settlement agreement, and the action has been stayed pending implementation legislation. The settlement calls for payment of the outstanding balance of the minimum funding obligation to school districts and community college districts (approximately $3 billion in the aggregate) through the 2013-14 fiscal year.

•  Matter Seeking Validation of Pension Obligation Bonds. Although the Legislature had authorized the Pension Obligation Bond Committee ("Committee") to issue bonds to fund all or a portion of the State's pension obligation in any two fiscal years, the Sacramento County Superior Court ruled on November 15, 2005 that the bonds were not valid under the State's debt limit. On July 3, 2007, the Court of Appeal for the Third Appellate District ruled that the Legislature's authorization to issue bonds to pay a portion of the state's pension obligation is invalid. The state is not planning to appeal the decision. The 2007 Budget Act did not include pension obligation bonds.

•  Prison Healthcare Reform. Plaintiffs in this class action regarding all prison medical care in California alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The district court appointed a Receiver, who took office in April 2006, to run and operate the approximately $1.3 billion adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay Prison). At this time it is unknown what financial impact such an unprecedented decision would have on the General Fund.

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The State of New York—Special Investment Considerations

As described in the Prospectus, under normal circumstances, the PowerShares Insured New York Municipal Bond Portfolio will invest at least 80% of its assets in the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index. In addition, the specific New York municipal securities in which the Fund will invest will change from time to time. The Fund is therefore susceptible to political, economic, regulatory or other factors affecting issuers of New York municipal securities. The following information constitutes only a brief summary of a number of the complex factors which may impact issuers of New York municipal securities and does not purport to be a complete or exhaustive description of all adverse conditions to which issuers of New York municipal securities may be subject. Such information is derived from official statements utilized in connection with the issuance of New York municipal securities, as well as from other publicly available documents. Such information has not been independently verified by the Fund, and the Fund assumes no responsibility for the completeness or accuracy of such information. The summary below does not include all of the information pertaining to the budget, receipts and disbursements of the State of New York (the "State") that would ordinarily be included in various public documents issued thereby, such as an official statement prepared in connection with the issuance of general obligation bonds of the State of New York. Such an official statement, together with any updates or supplements thereto, may generally be obtained upon request to the Division of Budget of the State of New York.

The New York State Economy. New York is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's financial activities, information, education, and health services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy.

Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries. The financial activities sector share of total wages is particularly large for the State relative to the nation. The State is likely to be less affected than the nation as a whole during an economic recession that is concentrated in manufacturing and construction, but likely to be more affected by any economic downturn that is concentrated in the services sector. Important industry sectors in the State include the following:

•  Services. The services industries includes professional and business services, private education and healthcare, leisure and hospitality services, and other services. These industries account for more than four of every ten nonagricultural jobs in New York, and account for a higher proportion of total jobs than the rest of the nation.

•  Manufacturing. Manufacturing employment continues to decline in New York, as in most other states, and New York's economy is less reliant on this sector than in the past. However, it remains an important sector of the State economy, particularly for the upstate region, which hosts high concentrations of manufacturers of transportation and other types of equipment.

•  Trade, Transportation & Utilities. The trade, transportation, and utilities supersector accounts for the largest component of State nonagricultural employment, but only the fourth largest when measured by wage share. This sector accounts for slightly less employment and wages for the State than for the nation.

•  Financial Activities. New York City is the nation's leading center of banking and finance and, as a result, this is a far more important sector in the State than in the nation as a whole. Although this sector accounts for under one-tenth of all nonagricultural jobs in the State, it contributes nearly one-fifth of total wages.

•  Agriculture. Farming is an important part of the economy in rural areas, although it constitutes only about 0.2 percent of total State output. Principal agricultural products of the State include milk and dairy products, greenhouse and nursery products, fruits, and vegetables. New York ranks among the nation's leaders in the production of these commodities.

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•  Government. Federal, State and local governments together comprise the second largest sector in terms of nonagricultural jobs, with the bulk of the employment accounted for by local governments. Public education is the source of nearly one-half of total State and local government employment.

•  The State's Fund Structure. The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds, All Government Funds, which includes both State and Federal Funds, comprise four major fund types, and provides the most comprehensive views of the financial operations of the State. It includes:

•  The General Fund. The General Fund receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues.

•  Special Revenue Funds. Special Revenue Funds receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose.

•  Capital Projects Funds. Capital Projects Funds account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects.

•  Debt Service Funds. Debt Service Funds pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

The State Constitution requires the Governor to submit an Executive Budget that is balanced in the General Fund which receives the majority of State taxes.

State Budget Process. The State budget process begins with the Governor's submission of the Executive Budget to the Legislature each January, in preparation for the start of the fiscal year on April 1. In acting on the bills submitted by the Governor, the Legislature has certain powers to alter the recommended appropriations and proposed changes to existing law. The Legislature may strike out or reduce an item of appropriation recommended by the Governor. The Legislature may add items of appropriation, provided such additions are stated separately. These additional items are then subject to line-item veto by the Governor. If the Governor vetoes an appropriation or a bill (or a portion thereof) related to the budget, these items can be considered in accordance with the rules of each house of the Legislature. If approved by two-thirds of the members of each house, such items will become law notwithstanding the Governor's veto. Once the appropriation bills and other bills become law, the Division of the Budget revises the State Financial Plan to reflect the Legislature's actions, and begins the process of implementing the budget.

2007-08 Enacted Budget Financial Plan. The State finalized the Enacted Budget for 2007-08 on April 1, 2007. The Governor did not veto any legislative additions. The General Fund is balanced on a cash basis, with annual spending projected to grow by $2.1 billion (4.1 percent) from 2006-2007 levels, which includes substantial increases in aid to public schools. The growth in spending is moderated by cost containment initiatives that reduce the overall rate of growth in health care spending. The General Fund, Special Revenue Funds, Capital Projects Funds and Debt Service Funds (the "Governmental Funds") spending, which includes Federal aid, is estimated at $120.7 billion, an increase of $7.9 billion (7.0 percent) from 2006-07. Consistent with the Executive Budget recommendations, the Enacted Budget establishes $1.2 billion in flexible reserves that are planned to help balance future budgets. The General Fund is projected to have a closing balance of $3.0 billion in 2007-08, a slight decrease from 2006-7 results. The balance consists of $1.2 billion in undesignated reserves and $1.8 billion in reserves for designated purposes.

Entering the 2007-08 budget cycle, the State estimated a budget imbalance of $1.6 billion in 2007-08 and gaps in the range of $3 billion to $6 billion in future years. The Governor's Executive Budget, if enacted in its entirety, would have eliminated the 2007-08 imbalance and left gaps of $2.3 billion in 2008-09, $4.5 billion in 2009-10 and $6.3 billion in 2010-11. The Enacted Budget Financial Plan, which incorporates both the Legislature's modifications to the Executive recommendations and revisions to current service receipts and

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spending estimates, is also balanced in 2007-8, with gaps somewhat greater than those forecast at the time of the Executive Budget.

The Enacted Budget includes a number of substantive fiscal and policy actions. These include:

•  School Aid. A new Foundation Aid formula is enacted in permanent law that bases the amount of School Aid on a district's educational needs an its ability to provide local support for education. Under the Foundation Aid formula, approximately 72 percent of the aid increase will go to high-needs districts.

•  School Tax Relief (STAR). The Enacted Budget expands the STAR program, providing a new benefit that is targeted to middle class taxpayers.

•  Expanded access to health care for children. Access to health insurance coverage is made available for the 400,000 children that are without coverage in New York State.

•  Investment in stem cell research. Provides initial funding for stem cell research.

•  Increased deposits in reserves. The Enacted Budget finances deposits of $250 million to the Debt Reduction Reserve and $175 million to the new Rainy Day Reserve. In January 2007, the State created a new State Rainy Day Reserve into law that has an authorized balance of 3 percent of General Fund spending. It may be used to respond to an economic downturn or catastrophic event.

To finance the initiatives and eliminate the "current services" imbalance, the Enacted Budget Financial Plan includes $3.5 billion in savings and the use of prior-year surpluses:

•  Savings of $2.0 billion in spending restraint of which more than $1 billion will slow growth in Health, Medicaid and Mental Hygiene spending.

•  Approximately $450 million in loophole-closing revenue actions, which is partially offset by $150 million in revenue reductions from broad-based business tax cuts.

•  About $1.0 billion from the use of prior year surplus moneys.

The Enacted Budget maintains reserves of $3.0 billion in 2007-08, comparable to the level at the close of 2006-07. Reserves equal roughly 5.7 percent of projected General Fund spending. The Enacted Budget includes an initial deposit of $175 million to the new Rainy Day Reserve that may be used to respond to an economic downturn or catastrophic event and a $250 million deposit to the State's Debt Reduction Reserve that will be used to eliminate high-cost debt. The reserves also include amounts in the Tax Stabilization Reserve Fund ($1.03 billion), $1.2 billion in a flexible reserve that is planned to lower the outyear budget gaps, and $353 million in the Community Projects Fund to finance existing legislative "member item" appropriations.

The balance of this Enacted Budget Financial Plan describes the information presented in this synopsis in more detail.

State-Supported Lease-Purchase and Contractual-Obligation Financings. The State utilizes certain long-term financing mechanisms, lease-purchase and contractual-obligation financings, which involve obligations of public authorities or municipalities where debt service is payable by the State, but are not general obligations of the State. Under these financing arrangements, certain public authorities and municipalities have issued obligations to finance certain payments to local governments, various capital programs, including those which finance the State's highway and bridge program, SUNY and CUNY educational facilities, health and mental hygiene facilities, prison construction and rehabilitation, economic development projects, State buildings and housing programs, and equipment acquisitions, and expect to meet their debt service requirements through the receipt of rental or other contractual payments made by the State. Debt service payable to certain public authorities from State appropriations for such lease-purchase and contractual obligation financings may be paid from general resources of the State or from dedicated tax and other sources (e.g., State personal income taxes, motor vehicle and motor fuel related-taxes, dormitory facility rentals, and patient charges). Although these financing arrangements involve a contractual agreement by the State to make payments to a public authority, municipality or other entity, the State's obligation to make such payments is generally expressly made subject to appropriation by the Legislature and the actual availability of money to the State for making the payments.

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State-related debt includes State-supported debt referenced above, as well as State-guaranteed debt (to which the full faith and credit of the State has been pledged), moral obligation financings and certain contingent-contractual obligation financings, where debt service is expected to be paid from other sources and State appropriations are contingent in that they may be made and used only under certain circumstances.

•  Contingent Contractual-Obligation Financing. The State may also enter into statutorily authorized contingent contractual-obligation financings under which the State may enter into service contracts obligating it to pay debt service on bonds, subject to annual appropriation, in the event there are shortfalls in revenues from other non-State resources pledged or otherwise available, to pay the debt service on the bonds. The State has never been required to make any payments, and does not expect to make payments, under this financing arrangement in the 2007-08 fiscal year.

•  Moral Obligation Financings. Moral obligation financing generally involves the issuance of debt by a public authority to finance a revenue-producing project or other activity. The debt is secured by project revenues and includes statutory provisions requiring the State, subject to appropriation by the Legislature, to make up any deficiencies which may occur in the issuer's debt service reserve fund. There has never been a payment default on any moral obligation debt of any public authority. The State does not intend to increase statutory authorizations for moral obligation bond programs. The State has not been called upon to make any payments pursuant to any moral obligations since the 1986-87 fiscal year and no such requirements are anticipated during the 2007-08 fiscal year.

•  State-Guaranteed Financings. Pursuant to specific constitutional authorization, the State may also directly guarantee certain public authority obligations. The only current authorization provides for the State guarantee of the repayment of certain borrowings for designated projects of the New York State Job Development Authority. The State has never been called upon to make any direct payments pursuant to any such guarantees and does not anticipate that it will be called upon to make any payments pursuant to the State guarantee in the 2007-08 fiscal year. Payments of debt service on State-guaranteed bonds and notes are legally enforceable obligations of the State.

The State has never defaulted on any of its general obligation indebtedness or its obligations under lease-purchase or contractual obligation financing arrangements and has never been called upon to make any direct payments pursuant to its guarantees.

Public Authorities. The fiscal stability of the State is related in part to the fiscal stability of its public authorities, namely public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations, particularly those using State-supported or State-related debt financings. As of December 31, 2006, there were 19 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was approximately $129 billion, only a portion of which constitutes State-supported or State-related debt.

New York City. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Other Localities. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own

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resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

Other New York Risk Factors. When compared with the average ratings among other states of full faith and credit state debt obligations, the credit risk associated with obligations of the state of New York and its agencies and authorities, including general obligation and revenue bonds, "moral obligation" bonds, lease debt, appropriation debt and notes is somewhat higher than average. Moreover, the credit quality of such obligations may be more volatile insofar as the state's credit rating has historically been upgraded and downgraded much more frequently than most other states.

The combined state and local taxes of residents of the state of New York, and particularly of residents of New York City, are among the highest in the country, which may limit the ability of the state and its localities to raise additional revenue. In addition, combined state and local debt per capita in the state is significantly above the national average and debt service expenditures have represented an increasing claim on state and local budgets.

Additionally, many factors, including national, economic, social and environmental policies and conditions, which are not within the control of such issuers, could have an adverse impact on the financial conditions of such issuers. The Fund cannot predict whether or to what extent such factors or other factors may affect the issuers of New York municipal securities, the market value or marketability of such securities or the ability of the respective issuers of such securities acquired by the Fund to pay interest on or principal of such securities. The creditworthiness of obligations issued by local New York issuers may be unrelated to the creditworthiness of obligations issued by the state of New York, and there is no responsibility on the part of the state of New York to make payments on such local obligations. There may be specific factors that are applicable in connection with investment in the obligations of particular issuers located within New York, and it is possible the Fund will invest in obligations of particular issuers as to which such specific factors are applicable. However, the information set forth above is intended only as a general summary and not a discussion of any specific factors that may affect any particular issuer of New York municipal securities.

Risks of Futures and Options Transactions

There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

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Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements

The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). The Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has six Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this

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Statement of Additional Information, the Fund Complex consists of the Trust's 28 portfolios, two other exchange-traded funds with 72 portfolios advised by the Adviser and approximately 225 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management LLC 1755 S. Naperville Rd., Suite 100 Wheaton, IL 60187	Trustee	Since 2007	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	100	None

Marc M. Kole (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Assistant Vice President and Controller, Priority Health (September 2005-Present); formerly, Interim CFO, Priority Health (July 2006-April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	100	None

D. Mark McMillan (44) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	100	None

Philip M. Nussbaum (46) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	100	None

Donald H. Wilson (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	President and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-Present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-Present); formerly, Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustee	Other Directorships Held by Management Trustee
H. Bruce Bond (44) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and Chief Executive Officer	Since 2007	Managing Director, PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998- August 2002)	100	None

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (53) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer and Treasurer	Since 2007	Senior Vice President of Finance, PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (42) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2007	General Counsel and Chief Compliance Officer, PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

Keith Ovitt (45) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2007	Managing Director, PowerShares Capital Management LLC (April 2003-Present); President, Ovitech (2002-2003); Vice President of Information Systems for DFG Foods, LLC (Division of FoodBrands America/Tyson Foods) (1999-2002); Systems Manager, Nabisco
Biscuit Company (1997-1999)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Trustee/Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares Insured California Municipal Bond Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Insured National Municipal Bond Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Insured New York Municipal Bond Portfolio (As of December 31, 2007)
Ronn R. Bagge	None	None	None
Marc M. Kole	None	None	None
D. Mark McMillan	None	None	None
Philip M. Nussbaum	None	None	None
Donald H. Wilson	None	None	None
H. Bruce Bond	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in PowerShares VRDO Tax-Free Weekly Portfolio (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2007)
Ronn R. Bagge	None	over $100,000
Marc M. Kole	None	over $100,000
D. Mark McMillan	None	$10,001-$50,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	None	over $100,000
H. Bruce Bond	None	over $100,000

As of the date of this Statement of Additional Information, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of the Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of the Fund.

The Trust and the PowerShares Exchange-Traded Fund Trust (the "Initial Trust") pay each Independent Trustee an annual retainer of $130,000 for their service as Trustee, half of which is allocated pro rata between the funds of the Trust and the Initial Trust, and the other half of which is allocated between the Fund and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Fund has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each eligible Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Initial Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met four times during the fiscal year ended October 31, 2007.

The Board has an Audit Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2007, the Audit Committee held two meetings.

The Board also has a Nominating and Governance Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2007, the Nominating and Governance Committee held two meetings.

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The Trustees fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ended October 31, 2007 (none of which was paid by the PowerShares VRDO Tax-Free Weekly Portfolio which had not commenced operations as of October 31, 2007):

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$5,529	N/A	$159,890
Marc M. Kole	$5,134	N/A	$126,082
D. Mark McMillan	$5,134	N/A	$149,082
Philip M. Nussbaum	$5,529	N/A	$159,890
Donald H. Wilson	$5,134	N/A	$121,082
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the Trust and the series of the Initial Trust as of October 31, 2007 before deferral by the Trustees under the DC Plan. As of October 31, 2007, the values of the deferral accounts for Messrs. Bagge, McMillan and Nussbaum pursuant to the DC Plan were $3,590, $32,986 and $35,706, respectively.

Effective April 1, 2007, each Independent Trustee receives an annual retainer of $130,000, half of which is allocated pro rata between the Trust and the Initial Trust, and the other half of which is allocated between the funds of the Trust and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Fund. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers, investment strategists and other investment specialists (the "Portfolio Managers"). This team approach brings together many disciplines and leverages PowerShares extensive resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the company. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. The Portfolio Manager who leads the team of Portfolio Managers in the day-to-day management of the Fund is Mr. Fang.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Southard managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

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As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Hubbard managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Reitmann managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524million in assets.

As of January 31, 2008, Mr. Kernagis managed 8 portfolios of the Trust with approximately $17.1 billion in assets, no pooled investment vehicles and no other accounts.

As of January 31, 2008, Mr. Fang managed 8 portfolios of the Trust with approximately $17.1 billion in assets, no pooled investment vehicles and no other accounts.

Although the funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Compensation Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of January 31, 2008, Messrs. Hubbard, Reitmann and Kernagis did not own any securities of the Trust.

As of January 31, 2008, the dollar range of securities beneficially owned by Messrs. Southard and Fang in the Trust was $100,001-$500,000 and $10,001-$50,000, respectively. The portfolio holdings of Messrs. Southard and Fang as of January 31, 2008 are shown below.

John W. Southard, Jr.

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares High Yield Corporate Bond Portfolio		X
PowerShares Dynamic Asia Pacific Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio				X
PowerShares Emerging Markets Sovereign Debt Portfolio			X
PowerShares FTSE RAFI Japan Portfolio		X
PowerShares Insured National Municipal Bond Portfolio		X

Philip Fang

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Developed International Opportunities Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares Global Water Portfolio		X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Fund, including the cost of transfer agency, custody, fund administration, legal, audit and

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other services, except interest, taxes, brokerage expenses, distribution fees, litigation expenses and other extraordinary expenses. For its services to the Fund, the Fund has agreed to pay an annual fee equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Advisory Fee
PowerShares Insured California Municipal Bond Portfolio	0.35%* of average daily net assets
PowerShares Insured National Municipal Bond Portfolio	0.35%* of average daily net assets
PowerShares Insured New York Municipal Bond Portfolio	0.35%* of average daily net assets
PowerShares VRDO Tax-Free Weekly Portfolio	0.25% of average daily net assets

*  The Adviser has contractually agreed to waive 0.07% of its Advisory Fee for its investment advisory services to the Fund through October 31, 2008. After giving effect to such contractual waiver, the Advisory Fee will be 0.28%.

As of October 31, 2007, the aggregate amount of the advisory fee paid by the PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio to the Adviser since the commencement of operations of each Fund was $1,926, $1,930 and $2,230, respectively.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Fund and manages the investment of the Fund's assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to the Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of the Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. On September 18, 2006, Invesco PLC acquired PowerShares Capital Management LLC. Invesco PLC is an independent global investment manager.

Administrator. The Bank of New York Mellon Corporation ("BONY" or the "Administrator") serves as administrator for the Fund. Its principal address is 101 Barclay Street, New York, New York 10286. BONY serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and the Fund. BONY will generally assist in all aspects of the Trust's and the Fund's operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services. As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Fund pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Fund's assets, calculates the NAV of the Shares and calculates net income and realized

30

capital gains or losses. BONY also serves as transfer agent of the Fund pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to the fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid annually by the Adviser from the Advisory Fee.

Distributor. A I M Distributors, Inc. (the "Distributor") is the distributor of the Fund's Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by the Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Fund provides that it may be terminated as to the Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based. The Merrill Lynch California Insured Long-Term Core Municipal Securities Index, the Merrill Lynch Insured National Long-Term Core Municipal Securities Index and the Merrill Lynch New York Insured Long-Term Core Municipal Securities Index are compiled by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The Thomson Municipal Market Data VRDO Index is selected by Municipal Market Data, a unit of Thomson Financial Services ("Thompson").

Fund	Underlying Index
PowerShares Insured California Municipal Bond Portfolio	Merrill Lynch California Insured Long-Term Core Municipal Securities Index
PowerShares Insured National Municipal Bond Portfolio	Merrill Lynch Insured National Long-Term Core Municipal Securities Index
PowerShares Insured New York Municipal Bond Portfolio	Merrill Lynch New York Insured Long-Term Core Municipal Securities Index
PowerShares VRDO Tax-Free Weekly Portfolio	Thomson Municipal Market Data VRDO Index

Merrill Lynch is not affiliated with the Funds or with the Adviser. Each Fund is entitled to use its respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indexes and marks to the Fund at no cost. The Adviser has a licensing agreement with Merrill Lynch.

The only relationships that Merrill Lynch has with the Adviser or Distributor of the Funds in connection with the Funds are that Merrill Lynch has licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of the Funds. Merrill Lynch has no obligation to take the specific needs of the Adviser, Distributor or owners of the Funds into consideration in the determination and calculation of the Underlying Indices. Merrill Lynch is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the Funds or in the determination or calculation of the asset value of the Funds. Merrill Lynch has no obligation or liability in connection with the administration, marketing or trading of the Funds.

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MERRILL LYNCH SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE FUNDS OR THE UNDERLYING INDICES. MERRILL LYNCH MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE FUNDS, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE FUNDS, OR FOR ANY OTHER USE. MERRILL LYNCH EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE FUNDS OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE FUNDS, THE UNDERLYING INDICES, EVEN IF MERRILL LYNCH IS NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Thomson Financial Services and the Thomson Municipal Market Data VRDO Index are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. The Fund is not sponsored, endorsed, sold or promoted by Thomson or any of its affiliates or subsidiaries. Thomson and Municipal Market Data, as Index Provider, make no representation, express or implied, regarding the advisability of investing in this product. As the Index Provider, Thomson and Municipal Market Data are licensing certain trademarks, the Underlying Index and trade names which are composed by Thomson and Municipal Market Data without regard to the Underlying Index, this product or any investor. The PowerShares VRDO Tax-Free Weekly Portfolio is entitled to use the Underlying Index pursuant to a sub-licensing agreement with the Adviser.

The Fund is not sponsored, endorsed, sold or promoted by Thomson or any subsidiary or affiliate of Thomson, including Municipal Market Data. The Thomson Municipal Market Data VRDO Index is the exclusive property of Thomson. "Thomson" and "Municipal Market Data" are service marks of Thomson and have been licensed for use for certain purposes by the Adviser. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index makes any representation or warranty, express or implied, concerning the Underlying Index, the Fund or the advisability of investing in securities generally. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation to take the needs of the Fund, the Adviser, or its clients into consideration in determining, composing or calculating the Underlying Index. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index is responsible for or has participated in the determination of the timing of, prices at, quantities or valuation of the Fund. Neither Thomson, any affiliate of Thomson nor any other party involved in, or related to, making or compiling the Underlying Index has any obligation or liability in connection with the administration, marketing or trading of the product.

NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND FROM THE USE OF THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. NEITHER THOMSON, ANY AFFILIATE OF THOMSON NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE UNDERLYING INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THOMSON, ANY AFFILIATE OF THOMSON OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE UNDERLYING INDEX HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE

32

POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN THOMSON AND THE ADVISER, THE FUND OR THE DISTRIBUTOR.

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Thomson trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Thomson to determine whether Thomson's permission is required. Under no circumstances may any person or entity claim any affiliation with Thomson without the written permission of Thomson.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the Shares of the Fund or any other person or entity from the use of the Underlying Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Index even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers-dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The aggregate brokerage commissions paid by each Fund from its commencement of operations to October 31, 2007 are set forth in the chart below. The PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio and PowerShares Insured New York Municipal Bond Portfolio commenced operations on October 11, 2007.

Fund	Brokerage Commissions Paid the Period Ended October 31, 2007 (1)
PowerShares Insured California Municipal Bond Portfolio	None
PowerShares Insured National Municipal Bond Portfolio	None
PowerShares Insured New York Municipal Bond Portfolio	None

(1)  The PowerShares VRDO Tax-Free Weekly Portfolio had not commenced operations as of October 31, 2007.

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ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 28 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Trust's Declaration of Trust in any respect or authorize the merger or consolidation of the Trust or the Fund into another trust or entity, reorganize the Trust, or the Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or the Fund to another entity, or a series or class of another entity, or terminate the Trust or the Fund.

A Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration of Trust.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such

34

person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the Fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, AIM Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding equity securities as of January 31, 2008:

POWERSHARES INSURED CALIFORNIA MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	52.00%
Bank of America 100 North Tryon Street Charlotte, NC 28255	10.73%
Bear Stearns One Metrotech North Brooklyn, NY 11201	6.22%

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POWERSHARES INSURED NATIONAL MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Pershing 1 Pershing Plaza Jersey City, NJ 07399	35.09%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	15.80%
Fiserv 255 Fiserv Drive Brookfield, WI 53045	11.80%
Citigroup 333 W. 34th Street New York, NY 10001	5.82%
Charles Schwab 211 Main Street San Francisco, CA 94105	5.19%
National Financial Services 200 Liberty Street New York, NY 10281	5.14%

POWERSHARES INSURED NEW YORK MUNICIPAL BOND PORTFOLIO

Name & Address	% Owned
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	51.92%
Bear Stearns One Metrotech North Brooklyn, NY 11201	17.48%
Citigroup 333 W. 34th Street New York, NY 10001	5.80%
American Express Investments 2178 AXP Financial Center Minneapolis, MN 55474	5.42%

POWERSHARES VRDO TAX-FREE WEEKLY PORTFOLIO

Name & Address	% Owned
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	48.36%
UBS Financial 1200 Harbor Blvd. Weehawken, NJ 07086	19.54%
American Express Investments 2178 AXP Financial Center Minneapolis, MN 55474	8.34%
Citigroup 333 W. 34th Street New York, NY 10001	6.19%
LPL Financial 2810 Coliseum Centre Drive Charlotte, NC 28217	5.92%

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Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and the FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Funds as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

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Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by the Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this Statement of Additional Information. The Board of Trustees will periodically review the Fund's proxy voting record.

The Trust is required to disclose annually the Fund's complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is will be available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of the Funds' portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of the Funds' portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q for the Funds is available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q, may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy.

The Fund's portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, in the event that the Fund were to permit or require Creation Units to be issued in-kind, a basket composition file, which would include the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, would be publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of the Fund. The Trust, the Adviser and the Exchange will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively, the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by the Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of the Funds only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day,

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Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Creation Units of the Funds generally will be sold for cash only, calculated based on the net asset value per share multiplied by the number of Shares representing a Creation Unit ("Deposit Cash"), plus a fixed transaction fee as discussed below. The Funds also reserves the right to permit or require Creation Units to be issued in-kind. If in-kind Creations are permitted or required, an investor must deposit a designated portfolio of municipal securities ("Deposit Securities") and a cash payment referred to as the "Cash Component." The Cash Component represents the difference between the NAV of a Creation Unit as the Market Value of the Deposit Securities. The Adviser expects that the Deposit Securities should correspond pro rata, to the extent practicable to the securities held by a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

If Creation Units are issued in-kind, the Custodian, through the NSCC, will make available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for the Fund. The Deposit Cash and/or Deposit Securities and the Cash Component constitute the Fund Deposit, which represent the minimum initial and subsequent investment amount for a Creation Unit.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

If applicable, the identity and number of shares of the Deposit Securities required for a Fund Deposit for the Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below).

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A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement.

Fund Deposits must be delivered through a DTC Participant that has executed a Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order creating Creation Units of the Fund need not be a Participating Party, but such orders must state that the creation of Creation Units will be effected through a transfer of cash and/or securities and cash. The Fund Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Trust by no later than 4:00 p.m., Eastern time on the Settlement Date. The "Settlement Date" for the Fund is generally the third Business Day following the Transmittal Date. All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The cash equal to the Cash Component must be transferred directly to the Distributor through the Federal Reserve wire system in a timely manner so as to be received by the Distributor no later than 4:00 p.m., Eastern time on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the current NAV of the Funds. The delivery of Creation Units so created will occur no later than the third (3rd) Business Day following the day on which the creation order is deemed received by the Distributor.

In accordance with each Fund's Participant Agreement, Creation Unit Aggregations will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit

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Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for each Fund is $500.

Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange on which the Fund's Shares trade (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for the Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for

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redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of the Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for the Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services.

The Standard Redemption Transaction fee for each Fund is $500. The Maximum Redemption Transaction Fee for each Fund is $2,000.

Orders to redeem Creation Units of the Funds must be delivered through a DTC Participant that has executed the Participant Agreement with the Distributor and with the Trust. A DTC Participant who wishes to place an order for redemption of Creation Units of the Funds to be effected need not be a Participating Party, but such orders must state that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Funds directly through DTC. An order to redeem Creation Units of the Funds is deemed received by the Administrator on the Transmittal Date if (i) such order is received by the Administrator not later than 4:00 p.m., Eastern time (3:00 p.m., Eastern time for Custom Orders) on such Transmittal Date; (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Administrator no later than 11:00 a.m., Eastern time on such Transmittal Date (the "DTC Cut-Off-Time"); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Administrator has deemed an order for redemption received, the Administrator will initiate procedures to transfer the requisite Fund Securities (or contracts to purchase such Fund Securities) which are expected to be delivered within three Business Days and the cash redemption payment to the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Administrator.

TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and at least 90% of its net tax-exempt interest income, for each tax year, if any, to its shareholders and meet several other requirements relating to the nature of its income and the diversification of its assets.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in the fund do not offset gains in any other fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

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Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

If at the end of each quarter of the taxable year of a RIC, 50% or more of the assets, by value, of the RIC are state, municipal and other bonds that pay interest that is exempt from federal income tax, the RIC may designate a portion of its dividends as exempt-interest dividends. The Funds expect to be eligible to make such designations with respect to a substantial amount of the income they receive. The portion of the dividends that are designated as being exempt-interest dividends generally will be exempt from federal income tax and may be exempt from state and local taxation. Depending on a shareholder's state of residence, exempt-interest dividends paid by the Funds from interest earned on municipal securities of that state, or its political subdivision, may be exempt in the hands of such shareholder from income tax in that state and its localities. However, income from municipal securities of states other than the shareholder's state of residence generally will not qualify for this treatment.

Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Funds will not be deductible for U.S. federal income tax purposes.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and in swaps, options and futures contracts. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. A Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Funds through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

If a shareholder receives exempt-interest dividends with respect to any share of the Funds and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the IRS may require a shareholder in a Fund that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by the Funds that unexpectedly represents income derived from certain revenue or private activity bonds held by the Funds may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. In addition, the receipt of dividends and distributions from the Funds may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisers as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the IRC or (ii) subject to the federal "branch profits" tax, or the deferral "excess net passive income" tax.

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If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

Long-term capital gains of non-corporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to non-corporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% for taxable years beginning on or after January 1, 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, tax-exempt income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as tax free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Any market discount recognized by the Funds on a bond is taxable as ordinary income. A market discount bond is a bond acquired in the secondary market at a price below redemption value or adjusted issue price if issued with original issue discount. Absent an election by the Funds to include the market discount in income as it accrues, gain on the Funds' disposition of such an obligation will be treated as ordinary income rather than capital gain to the extent of the accrued market discount.

Distributions paid by the Funds to shareholders who are nonresident aliens or foreign entities ("Non-U.S. Shareholders") that are derived from tax-exempt bonds, and that are properly designated as exempt-interest dividends, will generally not be subject to U.S. withholding tax. Distributions of ordinary income paid to Non-U.S. Shareholders that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless an exemption applies or a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, with respect to taxable years of the Funds beginning before January 1, 2008, the portion of ordinary distributions paid to Non-U.S. Shareholders that are properly designated by the Funds as "short-term capital gain dividends" or "interest-related dividends" (generally, interest, original issue discount and market discount on bonds of a U.S. Issuer) will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder.

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Non-U.S. Shareholders will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on capital gains dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met.

Gains on the sale of shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Non-U.S. Shareholders are urged to consult their own tax advisors concerning the applicability of U.S. income tax or withholding tax to their investment in the Fund.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark to market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked to market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on the Fund's other investments and shareholders are advised on the nature of the distributions.

New York State and City Tax Considerations for the PowerShares Insured New York Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on New York and Puerto Rico tax-exempt securities, such dividends will also be exempt from New York State and City income taxes.

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Interest on indebtedness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City income tax purposes.

Shareholders who are New York residents will normally be subject to New York State or City income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For New York State or City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other then New York and to local taxes.

California State Tax Considerations for the PowerShares Insured California Municipal Bond Portfolio

To the extent that dividends from the Fund are derived from interest on California and Puerto Rico tax-exempt securities and certain U.S. government securities, such dividends will also be exempt from California personal income taxes. Under California law, a fund which qualifies as a regulated investment company must have at least 50% of its total assets invested in California state and local issues or in certain other obligations which pay interest excludable from income or in a combination of such obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends which will be exempt from California personal income taxes.

The portion of dividends constituting exempt-interest dividends is that portion (i) derived from interest on obligations which would be exempt from California tax if held by an individual, and (ii) designated by the Fund as exempt-interest dividends in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year. However, the total amount of dividends paid by the Fund to all of its shareholders with respect to any taxable year that can be treated as exempt-interest dividends for California tax purposes cannot exceed the difference between (i) the amount of interest received by the Fund during such year on obligations which pay interest excludable from California personal income under California law and (ii) the expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends designated by the Fund as exempt-interest dividends for a taxable year exceed the amount that may be treated as exempt-interest dividends for California tax purposes, only that percentage of each dividend distribution equal to the ratio of aggregate exempt-interest dividends to aggregate dividends so designated will be treated as an exempt-interest dividend for California tax purposes.

Unlike federal law, California law provides that no portion of the exempt-interest dividends will constitute an item of tax preference for California personal alternative minimum tax purposes. Because California law does not impose personal income tax on an individual's Social Security benefits, the receipt of California exempt-interest dividends will have no effect on an individual's California personal income tax.

Distributions other than exempt-interest dividends to shareholders are includable in income subject to the California alternative minimum tax. For California personal income tax purposes, distributions of long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long a shareholder has held shares of the Fund and regardless of whether the distribution is received in additional shares or in cash. In addition, unlike federal law, the shareholders of the Fund will not be subject to tax, or receive a credit for tax paid by the Fund, on undistributed capital gains, if any.

Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, generally will not be deductible by the investor for state personal income tax purposes. In addition, as a result of California's incorporation of certain provisions of the Code, a loss realized by a shareholder upon the sale of shares held for six months or less may be disallowed to the extent of any exempt-interest dividends received with respect to such shares. Moreover, any loss realized upon the redemption of shares within six months from the date of purchase of such shares and following receipt of a long-term capital gains distribution will be treated as long-term capital loss to the extent of such

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long-term capital gains distribution. Finally, any loss realized upon the redemption of shares within 30 days before or after the acquisition of other shares of the Fund may be disallowed under the "wash sale" rules.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such Exchange is open.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of the Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from the Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

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APPENDIX A

POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

I.  POLICY

PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

—Manages a pension plan of a company whose management is soliciting proxies;

—Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

—Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

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Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.  Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.  Limited Value: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.  Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements

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received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.  Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members' terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding "fair price" provisions;

f.  Proposals regarding "poison pill" provisions; and

g.  Permitting "green mail".

2.  Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supersede.

B.  Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1.  Election of directors recommended by management, except if there is a proxy fight.

2.  Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.  Date and place of annual meeting.

4.  Limitation on charitable contributions or fees paid to lawyers.

5.  Ratification of directors' actions on routine matters since previous annual meeting.

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6.  Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.  Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.  Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.  Employee Stock Purchase Plan.

10.  Establish 401(k) Plan.

C.  Case-by-Case

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1.  Director compensation.

2.  Eliminate director mandatory retirement policy.

3.  Rotate annual meeting location/date.

4.  Option and stock grants to management and directors.

5.  Proposals to reincorporate into another state.

D.  Special Policy with Respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio

With respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio in the same proportion as the vote of all other holders of such security.

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Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 29, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated February 29, 2008 for the PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio, each a series of the PowerShares Exchange Traded Fund Trust II (the "Trust"), as it may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted. A copy of the Prospectus may be obtained without charge by writing to the Trust's Distributor, A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 337-4246.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 28 portfolios. This Statement of Additional Information relates to the PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Soverign Debt Portfolio, PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio (each a "Fund" and, together, the "Funds"). All of the Funds are "non-diversified" and, as such, the Funds' investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other 24 funds of the Trust, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares International Listed Private Equity Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, are included in three separate prospectuses.

The Funds are managed by PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a designated basket of securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit Securities") and generally make a small cash payment referred to as the "Cash Component." The Funds' Shares are listed on the American Stock Exchange LLC (the "AMEX" or the "Exchange"). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 200,000 Shares with respect to the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Market Sovereign Debt Portfolio and 100,000 Shares with respect to the PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Correlation is calculated at each Fund's fiscal year end by comparing the Fund's average monthly total returns, before fees and expenses, to its Underlying Index's average monthly total return over the prior one year period or since inception if the Fund has been in existence for less than one year.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund

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from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Index is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other securities traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the PowerShares 1-30 Laddered Treasury Portfolio is to provide investment results that correspond generally to the price and yield (before fees and expenses) of an index called the "Ryan/Mergent 1-30 Year Treasury Laddered Index" (the "Underlying Index").

The investment objective of the PowerShares Emerging Markets Sovereign Debt Bond Portfolio is to provide investment results that correspond generally to the price and yield (before fees and expenses) of an index called the "DB Emerging Market USD Liquid Balanced Index" (the "Underlying Index").

The investment objective of the PowerShares High Yield Corporate Bond Portfolio is to provide investment results that correspond generally to the price and yield (before fees and expenses) of an index called the "Wachovia High Yield Bond Index" (the "Underlying Index").

The investment objective of the PowerShares Preferred Portfolio is to provide investment results that correspond generally to the price and yield (before fees and expenses) of an index called the "Merrill Lynch Fixed Rate Preferred Securities Index" (the "Underlying Index").

Investment Restrictions

The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (7) below. Each Fund, as a fundamental policy, may not:

(1)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(2)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(3)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in connection with the purchase and sale of portfolio securities.

(4)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

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(5)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(6)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(7)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (2), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a

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daily basis over a one year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Bonds. A bond is an interest-bearing security issued by a company, governmental unit or, in some cases, a non-U.S. entity. The issuer of a bond has a contractual obligation to pay interest at a stated rate on specific dates and to repay principal (the bond's face value) periodically or on a specified maturity date. Bonds generally are used by corporations and governments to borrow money from investors.

An issuer may have the right to redeem or "call" a bond before maturity, in which case the investor may have to reinvest the proceeds at lower market rates. Most bonds bear interest income at a "coupon" rate that is fixed for the life of the bond. The value of a fixed-rate bond usually rises when market interest rates fall, and falls when market interest rates rise. Accordingly, a fixed-rate bond's yield (income as a percent of the bond's current value) may differ from its coupon rate as its value rises or falls. Other types of bonds bear income at an interest rate that is adjusted periodically. Because of their adjustable interest rates, the value of "floating-rate" or "variable-rate" bonds fluctuates much less in response to market interest rate movements than the value of fixed-rate bonds. Each Fund may treat some of these bonds as having a shorter maturity for purposes of calculating the weighted average maturity of its investment portfolio. Generally, prices of higher quality issues tend to fluctuate less with changes in market interest rates than prices of lower quality issues and prices of longer maturity issues tend to fluctuate more than prices of shorter maturity issues. Bonds may be senior or subordinated obligations. Senior obligations generally have the first claim on a corporation's earnings and assets and, in the event of liquidation, are paid before subordinated obligations. Bonds may be unsecured (backed only by the issuer's general creditworthiness) or secured (backed by specified collateral).

High Yield Securities. The PowerShares High Yield Corporate Bond Portfolio invests a large percentage of its assets in high yield debt securities, which are rated below investment grade. Investment in high yield securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and credit risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. In addition, high yield securities are often issued by smaller, less creditworthy companies or by highly leveraged (indebted) firms, which are generally less able than more financially stable firms to make scheduled payments of interest and principal. The risks posed by securities issued under such circumstances are substantial.

Investing in high yield debt securities involves risks that are greater than the risks of investing in higher quality debt securities. These risks include: (i) changes in credit status, including weaker overall credit conditions of issuers and risks of default; (ii) industry, market and economic risk; and (iii) greater price variability and credit risks of certain high yield securities such as zero coupon and payment-in-kind securities. While these risks provide the opportunity for maximizing return over time, they may result in greater volatility of the value of the Fund than a fund that invests in higher-rated securities.

Furthermore, the value of high yield securities may be more susceptible to real or perceived adverse economic, company or industry conditions than is the case for higher quality securities. The market values of certain of these lower-rated and unrated debt securities tend to reflect individual corporate developments to a greater extent than do higher-rated securities which react primarily to fluctuations in the general level of interest rates, and tend to be more sensitive to economic conditions than are higher-rated securities. Adverse market, credit or economic conditions could make it difficult at certain times to sell certain high yield securities held by the Fund.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield security, and could adversely affect the daily net asset value per share of the Fund. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because there is less reliable, objective data available. However, any Fund that may invest in high yield securities intends to invest primarily in high yield securities that the Adviser believes have greater liquidity than the broader high yield securities market as a whole.

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The use of credit ratings as a principal method of selecting high yield securities can involve certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.

Privately Issued Securities. The PowerShares Preferred Portfolio may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A under the Securities Act ("Rule 144A Securities"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to the Fund.

Ratings. An investment grade rating means the security or issuer is rated investment-grade by Standard & Poor's Rating Group, a division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch Ratings, Ltd. ("Fitch") or another credit rating agency designated as a nationally recognized statistical rating organization ("NRSRO") by the SEC, or is unrated but considered to be of equivalent quality by the Adviser. Bonds rated Baa by Moody's or BBB by S&P or above are considered "investment grade" securities; bonds rated Baa are considered medium grade obligations which lack outstanding investment characteristics and have speculative characteristics, while bonds rated BBB are regarded as having adequate capacity to pay principal and interest.

U.S. Government Obligations. Certain of the Funds may invest in various types of U.S. government obligations. U.S. government obligations are a type of bond and include securities issued or guaranteed as to principal and interest by the U.S. government, its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and Government National Mortgage Association, certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with Federal National Mortgage Association, Federal Home Loan Mortgage Corporation and Federal Home Loan Bank notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. As a general matter, the value of debt instruments, including U.S. government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark-to-market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

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The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. Each Fund may invest a portion of its assets in high-quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short-term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime-1" by Moody's or "A-1+" or "A-1" by S&P or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short-term negotiable obligations of commercial banks. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security

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or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectus and this Statement of Additional Information.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

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Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Prospectus.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and

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options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in securities.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in securities.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has six Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this Statement of Additional Information, the Fund Complex consists of the Trust's 28 portfolios, two other exchange-traded funds with 72 portfolios advised by the Adviser and 225 other portfolios advised by an affiliated person of the Adviser.

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Name, Address and Age of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management, LLC 1755 S. Naperville Rd., Suite 100 Wheaton, IL 60187	Trustee	Since 2007	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	100	None

Marc M. Kole (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Assistant Vice President and Controller, Priority Health (September 2005-Present); formerly, Interim CFO, Priority Health (July 2006-April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	100	None

D. Mark McMillan (44) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	100	None

Philip M. Nussbaum (46) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc.) (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	100	None

Donald H. Wilson (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	President and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-Present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-Present); formerly, Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

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The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustees	Other Directorships Held by Management Trustees
H. Bruce Bond (44) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and Chief Executive Officer	Since 2007	Managing Director, PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998-August 2002)	100	None

Name, Address and Age of Executive Officer	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (53) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer and Treasurer	Since 2007	Senior Vice President of Finance, PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (42) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2007	General Counsel and Chief Compliance Officer, PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

Keith Ovitt (45) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2007	Managing Director, PowerShares Capital Management LLC (April 2003-Present); President, Ovitech (2002-2003); Vice President of Information Systems for DFG Foods, LLC (Division of FoodBrands America/Tyson Foods) (1999-2002); Systems Manager, Nabisco Biscuit Company (1997-1999)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares 1-30 Laddered Treasury Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Emerging Markets Sovereign Debt Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares High Yield Corporate Bond Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Preferred Portfolio (As of December 31, 2007)
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
D. Mark McMillan	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None

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Name of Trustee	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2007)
Ronn R. Bagge	over $100,000
Marc M. Kole	over $100,000
D. Mark McMillan	$10,001-$50,000
Philip M. Nussbaum	over $100,000
Donald H. Wilson	over $100,000
H. Bruce Bond	over $100,000

As of the date of this Statement of Additional Information, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

The Trust and the PowerShares Exchange-Traded Fund Trust (the "Initial Trust") pay each Independent Trustee an annual retainer of $130,000 for their service as Trustee, half of which is allocated pro rata between the series of the Trust and the series of the Initial Trust, and the other half of which is allocated between the funds of the Trust and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each Independent Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Initial Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

The Board of Trustees of the Trust met four times during the fiscal year ended October 31, 2007.

The Board has an Audit Committee, consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2007, the Audit Committee held two meetings.

The Board also has a Nominating and Governance Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2007, the Nominating and Governance Committee held two meetings.

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The Trustees' fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ending October 31, 2007 (none of which was paid by the PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio which had not commenced operations as of October 31, 2007):

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$5,529	N/A	$159,890
Marc M. Kole	$5,134	N/A	$126,082
D. Mark McMillan	$5,134	N/A	$149,082
Philip M. Nussbaum	$5,529	N/A	$159,890
Donald H. Wilson	$5,134	N/A	$121,082
H. Bruce Bond	N/A	N/A	N/A

(1)   The amounts shown in this column represent the aggregate compensation paid by all of the series of the Trust and the series of the Initial Trust as of October 31, 2007 before deferral by the Trustees under the DC Plan. As of October 31, 2007, the values of the deferral accounts for Messrs. Bagge, McMillan and Nussbaum pursuant to the DC Plan were $3,590, $32,986 and $35,706, respectively.

Effective April 1, 2007, each Independent Trustee receives an annual retainer of $130,000, half of which is allocated pro rata between the funds of the Trust and the Initial Trust, and the other half of which is allocated between the series of the Trust and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers, investment strategists and other investment specialists (the "Portfolio Managers"). This team approach brings together many disciplines and leverages PowerShares extensive resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the company. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. The Portfolio Manager who leads the team of Portfolio Managers in the day-to-day management of the Funds is Mr. Fang.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Southard managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Hubbard managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

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As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Reitmann managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

As of January 31, 2008, Mr. Kernagis managed 8 portfolios of the Trust with approximately $17.16 million in assets, no pooled investment vehicles and no other accounts.

As of January 31, 2008, Mr. Fang managed 8 portfolios of the Trust with approximately $17.16 million in assets, no pooled investment vehicles and no other accounts.

Although the Funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of January 31, 2008, Messrs. Hubbard, Reitmann and Kernagis did not own any securities of the Trust.

As of January 31, 2008, the dollar range of securities beneficially owned by Messrs. Southard and Fang in the Trust was $100,001-$500,000 and $10,001-$50,000, respectively. The portfolio holdings of Messrs. Southard and Fang as of January 31, 2008 are shown below.

John W. Southard, Jr.

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares High Yield Corporate Bond Portfolio		X
PowerShares Dynamic Asia Pacific Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio				X
PowerShares Emerging Markets Sovereign Debt Portfolio			X
PowerShares FTSE RAFI Japan Portfolio		X
PowerShares Insured National Municipal Bond Portfolio		X

Philip Fang

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Developed International Opportunities Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares Global Water Portfolio		X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and other

14

extraordinary expenses. For its services to each Fund, each Fund has agreed to pay an annual fee equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Advisory Fee
PowerShares 1-30 Laddered Treasury Portfolio	0.25% of average daily net assets
PowerShares Emerging Markets Sovereign Debt Portfolio	0.50% of average daily net assets
PowerShares High Yield Corporate Bond Portfolio	0.50% of average daily net assets
PowerShares Preferred Portfolio	0.50% of average daily net assets

As of October 31, 2007, the aggregate amount of the advisory fee paid by the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereing Debt Portfolio to the Adviser since the commencement of operations of each Fund was $2,033 and $2,881, respectively.

The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. On September 18, 2006, Invesco PLC acquired PowerShares Capital Management LLC. Invesco PLC is an independent global investment manager.

Administrator. The Bank of New York Mellon Corporation ("BONY" or the "Administrator") serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286.

BONY serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

15

Distributor. A I M Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectus and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Institutions Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based. The Ryan/Mergent 1-30 Year Treasury Laddered Index is compiled by Mergent Inc.®, ALM Research Solutions, LLC and Ryan Holdings, LLC (collectively, "Ryan/Mergent"). The DB Emerging Market USD Liquid Balanced Index is a trademark of Deutsche Bank Securities Inc. ("DB"). The Wachovia High Yield Bond Index is a trademark of Wachovia Corporation and Wachovia Cap Markets, (collectively "Wachovia") and has been licensed for use for certain purposes by the Adviser. The Merrill Lynch Fixed Rate Preferred Securities Index is a service mark of MLPF&S and has been licensed for use for certain purposes by the Adviser.

Fund	Underlying Index
PowerShares 1-30 Laddered Treasury Portfolio	Ryan/Mergent 1-30 Year Treasury Laddered Index
PowerShares Emerging Markets Sovereign Debt Portfolio	DB Emerging Market USD Liquid Balanced Index
PowerShares High Yield Corporate Bond Portfolio	Wachovia High Yield Bond Index
PowerShares Preferred Portfolio	Merrill Lynch Fixed Rate Preferred Securities Index

DB and Ryan/Mergent are not affiliated with the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio or with the Adviser. Each Fund is entitled to use its respective Underlying Index pursuant to a sub-licensing arrangement with the Adviser, which in turn has a licensing agreement with DB and Ryan/Mergent. The PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio reimburse the Adviser for the licensing fee payable to DB and Ryan/Mergent.

The only relationships that DB and Ryan/Mergent have with the Adviser or Distributor of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio in connection with the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio are that DB and Ryan/Mergent have licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices; and the Exchange lists the Shares of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio pursuant to listing agreements with the Trust. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio. DB and Ryan/Mergent have no obligation to take the specific needs of the Adviser, Distributor or owners of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio into consideration in the determination and calculation of the Underlying Indices. DB and Ryan/Mergent are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio or

16

in the determination or calculation of the asset value of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio. DB and Ryan/Mergent have no obligation or liability in connection with the administration, marketing or trading of the PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio.

DB AND RYAN/MERGENT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO AND POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO OR THE UNDERLYING INDICES. DB AND RYAN/MERGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO AND POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES OR ANY DATA INCLUDED THEREIN. DB AND RYAN/MERGENT MAKE NO WARRANTY, EXPRESS OR IMPLIED, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO AND POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DB AND RYAN/MERGENT HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE POWERSHARES 1-30 LADDERED TREASURY PORTFOLIO AND POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO, THE UNDERLYING INDICES, EVEN IF DB AND RYAN/MERGENT ARE NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares High Yield Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Wachovia and Wachovia does not make any representation regarding the advisability of investing in Shares of this Fund.

Wachovia makes no representation or warranty, express or implied, to the owners of Fund Shares or any member of the public regarding the advisability of investing in securities generally or in Shares particularly. Wachovia's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain Wachovia trademarks and trade names of Wachovia and Wachovia High Yield Bond Index, which is composed by Wachovia without regard to the Distributor. AMEX acts as the exchange on which the Shares are traded.

The Wachovia High Yield Bond Index is selected and calculated without regard to the Distributor, the Adviser, the Trust or any holders of Shares. Wachovia has no obligation to take the needs of the Distributor, the Adviser, the Trust or the owners of Shares into consideration in determining, composing or calculating the Wachovia High Yield Bond Index. Wachovia is not responsible for and have not participated in the determination of the prices and amount of Shares or the timing of the issuance or sale of Shares or in the determination of any financial calculations relating thereto. Wachovia has no obligation or liability in connection with the administration of the Trust, or marketing of the Shares. Wachovia does not guarantee the accuracy and/or the completeness of the Wachovia High Yield Bond Index or any data included therein, and the Wachovia shall have no liability for any errors, omissions, or interruptions therein. Wachovia makes no warranty, express or implied, as to results to be obtained by the Distributor, the Adviser, the Trust or owners of Shares, or any other person or entity, from the use of the Wachovia High Yield Bond Index or any data included therein. Wachovia makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Wachovia High Yield Bond Index or any data included therein, the PowerShares High Yield Corporate Bond Portfolio, the Trust or the Shares. Without limiting any of the foregoing, in no event shall Wachovia have any liability for any special, punitive, indirect, or consequential damages (including lost profits) resulting from the use of the Wachovia High Yield Bond Index or any data included therein, the PowerShares High Yield Corporate Bond Portfolio, the Trust or the Shares, even if notified of the possibility of such damages. The Adviser does not guarantee the accuracy and/or the completeness of the Wachovia High Yield Bond Index or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the PowerShares High Yield Corporate Bond Portfolio, owners of the Shares of the PowerShares High Yield Corporate Bond Portfolio or any other person or entity from the use of the Wachovia High Yield Bond Index or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or

17

fitness for a particular purpose or use with respect to the Wachovia High Yield Bond Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Wachovia High Yield Bond Index even if notified of the possibility of such damages.

The PowerShares Preferred Portfolio (and its shares) are not sponsored, endorsed, sold or promoted by Merrill Lynch, Pierce, Fenner & Smith Incorporated, any affiliate of Merrill Lynch or any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM. The Merrill Lynch Fixed Rate Preferred Securities IndexSM is the exclusive property of Merrill Lynch. "Merrill Lynch Fixed Rate Preferred Securities IndexSM" is a service mark of Merrill Lynch and has been licensed for use for certain purposes by PowerShares Capital Management LLC. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM makes any representation or warranty, express or implied, to the owners of the PowerShares Preferred Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares Preferred Portfolio particularly or the ability of the Merrill Lynch Fixed Rate Preferred Securities IndexSM to track the corresponding market performance. Merrill Lynch is the licensor of certain trademarks, trade names and service marks of Merrill Lynch and of the Merrill Lynch Fixed Rate Preferred Securities IndexSM, which are determined, composed and calculated by Merrill Lynch without regard to PowerShares Capital Management LLC, the sponsor of the PowerShares Preferred Portfolio or the owners of the PowerShares Preferred Portfolio. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM is responsible for or has participated in the determination of the timing of, prices at, or quantities of the shares of the PowerShares Preferred Portfolio to be issued or in the determination or calculation of the equation by which shares in the PowerShares Preferred Portfolio are to be redeemable for cash. Neither Merrill Lynch, any affiliate of Merrill Lynch nor any other party involved in, or related to, making or compiling the Merrill Lynch Fixed Rate Preferred Securities IndexSM has any obligation or liability in connection with the administration, marketing or trading of the shares of the PowerShares Preferred Portfolio.

NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM WARRANTS OR GUARANTEES THE ACCURACY AND/OR THE COMPLETENESS OF THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY POWERSHARES CAPITAL MANAGEMENT LLC, POWERSHARES EXCHANGE-TRADED FUND TRUST II, OWNERS OF THE POWERSHARES PREFERRED PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN. NEITHER MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH NOR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM MAKES ANY EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL MERRILL LYNCH, ANY AFFILIATE OF MERRILL LYNCH OR ANY OTHER PARTY INVOLVED IN, OR RELATED TO, MAKING OR COMPILING THE MERRILL LYNCH FIXED RATE PREFERRED SECURITIES INDEXSM HAVE ANY LIABILITY FOR DIRECT, INDIRECT, PUNITIVE, SPECIAL, CONSEQUENTIAL OR ANY OTHER DAMAGES OR LOSSES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN MERRILL LYNCH AND POWERSHARES CAPITAL MANAGEMENT LLC.

18

No purchaser, seller or holder of this security, or any other person or entity, should use or refer to any Merrill Lynch trade name, trademark or service mark to sponsor, endorse, market or promote this product without first contacting Merrill Lynch to determine whether Merrill Lynch's permission is required. Under no circumstances may any person or entity claim any affiliation with Merrill Lynch without the written permission of Merrill Lynch.

PowerShares High Yield Corporate Bond Portfolio is not sponsored, endorsed, sold or promoted by Wachovia. Wachovia makes no representation or warranty, express or implied, to Fund investors or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of any data supplied by Wachovia to track high yield bond or other securities' performance. Wachovia's only relationship to the Distributor, the Adviser or the Trust is the licensing of certain trademarks and trade names of Wachovia and of the data supplied by Wachovia that is determined, composed and calculated by Wachovia without regard to these Funds or the Shares. Wachovia has no obligation to take the needs of or the Fund into consideration when determining, composing or calculating the Wachovia High Yield Bond Index. Wachovia has no obligation or liability in connection with the administration, marketing or trading of the Fund. WACHOVIA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE WACHOVIA HIGH YIELD BOND INDEX (THE "WACHOVIA INDEX") OR ANY DATA INCLUDED THEREIN AND SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS THEREIN. WACHOVIA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO THE RESULTS TO BE OBTAINED BY INVESTORS OR ANY OTHER PERSON FROM THE USE OF THE WACHOVIA INDEX OR THE FUNDS THAT REFERENCE THE WACHOVIA INDEX. WACHOVIA DISCLAIMS ALL WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, INCLUDING WITHOUT LIMITATION THE IMPLIED WARRANTIES OF TITLE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE AND NONINFRINGEMENT. IN NO EVENT SHALL WACHOVIA HAVE ANY LIABILITY FOR ANY CONSEQUENTIAL, INCIDENTAL OR SPECIAL DAMAGES OR LOST PROFITS ARISING OUT OF OR IN CONNECTION WITH THE USE OF THE WACHOVIA INDEX OR ANY DATA CONTAINED THEREIN.

Wachovia may provide services to the issuers of the securities included in the Wachovia Index and may trade, as principal for its own account, or on behalf of its customers, constituent securities comprising the Wachovia Index. Wachovia may serve as authorized participant to the Fund. Wachovia may structure products based on the Wachovia Index, including mutual funds, which may impact the market value of the Wachovia Index as well as the value of the securities comprising the Wachovia Index. Wachovia earns fees tied to the assets indexed or benchmarked to the Wachovia Index. Accordingly, Wachovia has an incentive to recommend products and services linked to the Wachovia Index to its customers.

Any use, reproduction, distribution, publication, revision or display of the Wachovia Index requires a license from Wachovia.

WACHOVIA DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF ANY DATA SUPPLIED BY THEM OR ANY DATA INCLUDED THEREIN. WACHOVIA MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE WACHOVIA INDEX OR THE USE OF THE DATA SUPPLIED BY WACHOVIA OR ANY DATA INCLUDED THEREIN. WACHOVIA MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DATA SUPPLIED BY WACHOVIA OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL WACHOVIA HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Bloomberg L.P. is not affiliated with the Adviser or Wachovia and does not approve, endorse, review or recommend Wachovia, the Adviser or the PowerShares High Yield Corporate Bond Portfolio.

The PowerShares High Yield Corporate Bond Portfolio is based on the Wachovia High Yield Bond Index, and the value of such Wachovia High Yield Bond Index is derived from sources deemed reliable, but Bloomberg L.P., its affiliates and its suppliers do not guarantee the correctness or completeness of Wachovia High Yield Bond Index,

19

their values or other information furnished in connection with Wachovia High Yield Bond Index. Bloomberg L.P. and its affiliates make no warranty, express or implied, as to results to be obtained by the Adviser, Wachovia, or any of their customers, the PowerShares High Yield Corporate Bond Portfolio, or any other person or entity from the use of the PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith. Bloomberg L.P. and its affiliates make no express or implied warranties, and expressly disclaim all warranties of merchantability or fitness for a particular purpose with respect to the PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therewith; and Bloomberg L.P. and its affiliates and their partners, its employees, subcontractors, agents, suppliers and vendors shall have no liability or responsibility, contingent or otherwise, for any injury or damages, whether caused by the negligence of Bloomberg L.P., its affiliates and its and their partners employees, subcontractors, agents, suppliers or vendors or otherwise, arising in connection with the PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith and shall not be liable for any lost profits, losses, punitive, incidental or consequential damages. Bloomberg L.P., its affiliates and its and their partners, employees, subcontractors, agents, suppliers or vendors shall not be responsible for or have any liability for any injuries or damages caused by errors, inaccuracies, omissions or any other failure in, or delays or interruptions or, PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith, from whatever cause. Bloomberg L.P., its affiliates and its and their partners, employees, subcontractors, agents, suppliers or vendors are not responsible for the selection of or use Wachovia High Yield Bond Index, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith, the accuracy and adequacy of PowerShares High Yield Corporate Bond Portfolio, Wachovia High Yield Bond Index or any data or values included therein or in connection therewith or information used by the Adviser or Wachovia and the resultant output thereof.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to

20

participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

Purchases and sales of fixed-income securities for a Fund usually are principal transactions and ordinarily are purchased directly from the issuer or from an underwriter or broker-dealer. The Fund does not usually pay brokerage commissions in connection with such purchases and sales, although purchases of new issues from underwriters of securities typically include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market-makers typically include a dealer's mark-up (i.e., a spread between the bid and the asked prices).

When a Fund purchases a newly issued security at a fixed price, the Adviser may designate certain members of the underwriting syndicate to receive compensation associated with that transaction. Certain dealers have agreed to rebate a portion of such compensation directly to the Fund to offset the Fund's management expenses.

The aggregate brokerage commissions paid by each Fund from its commencement of operations to October 31, 2007 are set forth in the chart below. The PowerShares 1-30 Laddered Treasury Portfolio and PowerShares Emerging Markets Sovereign Debt Portfolio commenced operations on October 9, 2007.

Fund	Brokerage Commissions Paid the Period Ended October 31, 2007 (1)
PowerShares 1-30 Laddered Treasury Portfolio	None
PowerShares Emerging Markets Sovereign Debt Portfolio	None

(1)  The PowerShares High Yield Corporate Bond Portfolio and PowerShares Preferred Portfolio had not commenced operations as of October 31, 2007.

ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 28 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Trust's Declaration of Trust in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or any Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Fund to another entity, or a series or class of another entity, or terminate the Trust or any of Fund.

A Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration of Trust.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

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The Trust's Declaration provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if

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not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding equity securities as of January 31, 2008:

POWERSHARES EMERGING MARKETS SOVEREIGN DEBT PORTFOLIO

Name & Address	% Owned
Pershing 1 Pershing Plaza Jersey City, NJ 07399	19.42%
Charles Schwab 211 Main Street San Francisco, CA 94105	13.67%
National Financial Services 200 Liberty Street New York, NY 10281	13.14%
Citigroup 333 W. 34th Street New York, NY 10001	9.82%
TD AMERITRADE Holding Corporation 4211 South 102nd Street Omaha, NE 68125	9.31%
First Clearing 901 E. Byrd Street Richmond, VA 23219	8.86%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	7.11%

POWERSHARES HIGH YIELD CORPORATE BOND PORTFOLIO

Name & Address	% Owned
Goldman LP 30 Hudson Street Jersey City, NJ 07302	34.24%
Bear Stearns One Metrotech North Brooklyn, NY 11201	27.67%
Citigroup 333 W. 34th Street New York, NY 10001	7.27%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	7.23%
National Financial Services 200 Liberty Street New York, NY 10281	6.25%

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As of the date of this Statement of Additional Information, no person owned, of record or beneficially, 5% or more of the PowerShares 1-30 Laddered Treasury Portfolio or PowerShares Preferred Portfolio.

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its

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proxy policies and procedures, which are included in Appendix A to this Statement of Additional Information. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds is available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at http://www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters. Form N-Q for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy. The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Exchange will not disseminate non-public information concerning the Trust.

Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of a designated portfolio of securities constituting a substantial replication, or a representation, of the securities included in the relevant Fund's Underlying Index (the "Deposit

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Securities") and generally make a small cash payment referred to as the "Cash Component" as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next-announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of a cash in lieu amount to be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC, a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, all orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the Exchange ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit

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Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, including orders requesting substitution of a "cash-in-lieu" amount, generally must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. On days when a listing exchange or the bond markets close earlier than normal, the Funds may require orders to create Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier than normal (such as the day before a holiday), orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m. Eastern time. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders" section). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

With respect to creation orders for Funds that invest in foreign securities, the Custodian shall cause the sub-custodian for each Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash-in-lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its behalf or another investor's behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

Placement of Creation Orders–Domestic. Fund Deposits must be delivered through the Federal Reserve System (for cash and government securities) and through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor (for corporate securities). A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities

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through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., Eastern time, respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Creation Unit Aggregations may be created in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Fund Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) 115% of the market value of the undelivered Deposit Securities (the "Additional Cash Deposit"). The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by 11:00 a.m., Eastern time, the following Business Day. If the order is not placed in proper form by 4:00 p.m. or federal funds in the appropriate amount are not received by 11:00 a.m. the next Business Day, then the order may be deemed to be canceled and the Authorized Participant shall be liable to the Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to 115% of the daily marked to market value of the missing Deposit Securities. To the extent that missing Deposit Securities are not received by 1:00 p.m., Eastern time, on the third Business Day following the day on which the purchase order is deemed received by the Distributor or in the event a marked-to-market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Trust may use the cash on deposit to purchase the missing Deposit Securities. Authorized Participants will be liable to the Trust and the Fund for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the market value of such Deposit Securities on the day the purchase order was deemed received by the Distributor plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as listed below, will be charged in all cases. The delivery of Creation Unit Aggregations so created will occur no later than the third Business Day following the day on which the purchase order is deemed received by the Distributor.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the

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Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Federal Reserve, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for each Fund is $500. The Maximum Creation/Redemption Transaction Fee for each Fund is $2,000.

Redemption of Fund Shares in Creation Units Aggregations–Domestic Funds. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed below. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

With respect to those funds that invest in foreign securities, redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. This would specifically

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prohibit delivery of Fund securities that are not registered in reliance upon Rule 144A under the Securities Act to a redeeming investor that is not a "qualified institutional buyer," as such term is defined under Rule 144A of the Securities Act. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant with the ability to transact through the Federal Reserve System that has executed a Participant Agreement. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if; (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time, on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. On days when the Exchange or the bond market closes earlier than normal, the Funds may require orders to redeem Creation Unit Aggregations to be placed earlier in the day. For example, on days when the generally accepted close of the bond market occurs earlier then normal (such as the day before a holiday) orders requesting substitution of a "cash-in-lieu" amount must be received by the Distributor no later than 11:00 a.m., Eastern time. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

To the extent contemplated by an Authorized Participant's agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Transfer Agent, on behalf of the Fund, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing Shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be sercured by the Authorized Participant's delivery and maintenance of collateral having a value (marked to market daily) at least equal to 115% of the value of the missing shares, which the Adviser may change from time to time. The current procedures for collateralization of missing Shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked to market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the affected Fund, to purchase the missing Shares or acquire the Deposit Securities and the Cash Component underlying such Shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such Shares, Deposit Securities or Cash Component and the value of the collateral.

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The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Redemptions of shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming beneficial owner of the Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment.

With respect to Funds that invest in foreign securities, a redeeming investor, or Authorized Participant action on behalf of such Beneficial Owner, when taking delivery of Shares of Fund Securities upon redemption of Shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

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TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Each Fund may make investments that are subject to special federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and in swaps, options and futures contracts. Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Funds. A Fund may need to borrow money or dispose of some of its investments earlier than anticipated in order to meet their distribution requirements.

Distributions from a Fund's net investment income, including any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of the Funds through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

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The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes. Dividends attributable to interest earned on direct obligations of the U.S. government, however, may be exempt from state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund as "short-term capital gain dividends" or "interest-related dividends," will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. These provisions relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles, as paid by its shareholders. Under the Internal Revenue Code, foreign governments are generally treated as corporations of that country. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from a Fund's election to "pass-through" amounts of foreign taxes paid by the Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

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Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by a Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including, net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV, provided that (a) any assets or liabilities denominated in currencies other than the U.S. dollar shall be translated into U.S. dollars at the prevailing market rates on the date of valuation as quoted by one or more major banks or dealers that makes a two-way market in such currencies (or a

34

data service provider based on quotations received from such banks or dealers); and (b) U.S. fixed-income assets may be valued as of the announced closing time for trading in fixed-income instruments on any day that the Securities Industry and Financial Markets Association announces an early closing time. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the NYSE (ordinarily 4:00 p.m., Eastern time) on each day that such exchange is open.

NAV is calculated by deducting all of the Fund's liabilities from the total value of its assets and dividing the result by the number of Shares outstanding, rounding to the nearest cent. All valuations are subject to review by the Trust's Board of Trustees or its delegate. In determining NAV, expenses are accrued and applied daily and securities and other assets for which market quotations are available are valued at market value. Market value generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer), or (iii) based on amortized cost. Common stocks and other equity securities are valued at the last sales price that day. With respect to those Funds that invest in foreign Securities, as the respective international local markets close, the market value of the Deposit Securities will continue to be updated for foreign exchange rates for the remainder of the U.S. trading day at the prescribed 15 second interval. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market. The Adviser may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation. When price quotes are not readily available, securities will be valued at fair value. Investments that may be valued at fair value include, among others, an unlisted security related to corporate actions, a restricted security, a security whose trading has been suspended from trading on its primary trading exchange, a security that is thinly traded, a security in default or bankruptcy proceedings for which there is no current market quotation and a security affected by a significant event, which event includes acts of terrorism, natural disasters, government action, armed conflict and significant market fluctuations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid monthly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

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MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

FINANCIAL STATEMENTS

You may request a copy of the Trust's Annual Report at no charge by calling 800.983.0903 during normal business hours.

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APPENDIX A

POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

I.  POLICY

PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

—Manages a pension plan of a company whose management is soliciting proxies;

—Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

—Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

A-1

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) the Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) the Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) the Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.  Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.  Limited Value: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.  Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements

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received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.  Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members' terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding "fair price" provisions;

f.  Proposals regarding "poison pill" provisions; and

g.  Permitting "green mail".

2.  Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supersede.

B.  Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1.  Election of directors recommended by management, except if there is a proxy fight.

2.  Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.  Date and place of annual meeting.

4.  Limitation on charitable contributions or fees paid to lawyers.

5.  Ratification of directors' actions on routine matters since previous annual meeting.

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6.  Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

The Adviser will generally approve these proposals as shareholders can later divulge their votes to management on a selective basis if a legitimate reason arises.

7.  Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.  Eliminate preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.  Employee Stock Purchase Plan.

10.  Establish 401(k) Plan.

C.  Case-by-Case

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1.  Director compensation.

2.  Eliminate director mandatory retirement policy.

3.  Rotate annual meeting location/date.

4.  Option and stock grants to management and directors.

5.  Proposals to reincorporate into another state.

D.  Special Policy with Respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio

With respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio in the same proportion as the vote of all other holders of such security.

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Investment Company Act File No. 811-21977

PowerShares Exchange-Traded Fund Trust II

STATEMENT OF ADDITIONAL INFORMATION

Dated February 29, 2008

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus dated February 29, 2008 for PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio, each a series of the PowerShares Exchange-Traded Fund Trust II (the "Trust"), as they may be revised from time to time. Capitalized terms used herein that are not defined have the same meaning as in each Prospectus, unless otherwise noted. A copy of each Prospectus may be obtained without charge by writing to the Trust's Distributor, A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173, or by calling toll free (800) 337-4246.

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS

The Trust was organized as a Massachusetts business trust on October 10, 2006 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently consists of 28 portfolios. This Statement of Additional Information relates to the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio (each a "Fund" and, together, the "Funds"). All of the Funds, except for the FTSE RAFI Developed Markets ex-U.S. Portfolio, are "non-diversified" and, as such, the Funds' investments are not required to meet certain diversification requirements under the 1940 Act. The shares of the Funds are referred to herein as "Shares" or "Fund Shares."

The other 11 funds of the Trust, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio, PowerShares Autonomic Balanced NFA Global Asset Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, PowerShares 1-30 Laddered Treasury Portfolio, PowerShares Emerging Markets Sovereign Debt Portfolio, PowerShares High Yield Corporate Bond Portfolio, PowerShares Insured California Municipal Bond Portfolio, PowerShares Insured National Municipal Bond Portfolio, PowerShares Insured New York Municipal Bond Portfolio, PowerShares Preferred Portfolio and PowerShares VRDO Tax-Free Weekly Portfolio, are included in three separate prospectuses.

The Funds are managed by PowerShares Capital Management LLC (the "Adviser").

The Funds offer and issue Shares at net asset value ("NAV") only in aggregations of a specified number of Shares (each a "Creation Unit" or a "Creation Unit Aggregation"), generally in exchange for a basket of equity securities included in the relevant Underlying Indices (the "Deposit Securities"), together with the deposit of a specified cash payment (the "Cash Component"). The Shares of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio are listed on the American Stock Exchange LLC (the "AMEX"). Shares of the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares FTSE RAFI Japan Portfolio are listed on the NYSE Arca, Inc. (the "NYSE Arca" and, together with the AMEX, the "Exchanges"). Fund Shares will trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for portfolio securities and a specified cash payment. Creation Units are aggregations of 100,000 Shares for the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio, PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity

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Portfolio and 200,000 Shares for the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio and PowerShares FTSE RAFI Emerging Markets Portfolio. In the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit.

The Trust reserves the right to offer a "cash" option for creations and redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of Deposit Securities subject to various conditions including a requirement to maintain on deposit with the Trust cash at least equal to 115% of the market value of the missing Deposit Securities. See the "Creation and Redemption of Creation Unit Aggregations" section. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (the "SEC") applicable to management investment companies offering redeemable securities.

Correlation is calculated at each Fund's fiscal year end by comparing the Fund's average monthly total returns, before fees and expenses, to its respective Underlying Index's average monthly total return over the prior one year period or since inception if the Fund has been in existence for less than one year.

EXCHANGE LISTING AND TRADING

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of a Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund for 30 or more consecutive trading days; (ii) the value of the Underlying Indices is no longer calculated or available; or (iii) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.

As in the case of other stocks traded on the Exchange, brokers' commissions on transactions will be based on negotiated commission rates at customary levels.

The Trust reserves the right to adjust the price levels of the Shares in the future to help maintain convenient trading ranges for investors. Any adjustments would be accomplished through stock splits or reverse stock splits, which would have no effect on the net assets of each Fund.

INVESTMENT RESTRICTIONS AND POLICIES

Investment Objectives

The investment objective of the PowerShares DWA Developed Markets Technical Leaders Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the "Dorsey Wright® Developed Markets Technical Leaders Index" (the "Underlying Index").

The investment objective of the PowerShares DWA Emerging Markets Technical Leaders Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the "Dorsey Wright® Emerging Markets Technical Leaders Index" (the "Underlying Index").

The investment objective of the PowerShares Dynamic Asia Pacific Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "QSG Asia-Pacific Opportunities Index" (the "Underlying Index").

The investment objective of the PowerShares Dynamic Developed International Opportunities Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "QSG Developed International Opportunities Index" (the "Underlying Index").

The investment objective of the PowerShares Dynamic Europe Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "QSG Europe Index" (the "Underlying Index").

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The investment objective of the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "FTSE RAFI Developed Asia Pacific ex Japan Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the "FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "FTSE RAFI Developed ex US Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the "FTSE RAFI Developed ex US Mid Small 1500 Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Emerging Markets Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield of the index called the "FTSE RAFI Emerging Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Europe Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "FTSE RAFI Europe Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Europe Small-Mid Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the "FTSE RAFI Developed Europe Mid Small Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI International Real Estate Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the securities index called the "FTSE RAFI Real Estate Global ex US Index" (the "Underlying Index").

The investment objective of the PowerShares FTSE RAFI Japan Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield of the "FTSE RAFI Japan Index" (the "Underlying Index").

The investment objective of the PowerShares Global Clean Energy Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield of the "WilderHill New Energy Global Innovation Index" (the "Underlying Index").

The investment objective of the PowerShares Global Water Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the equity index called the "Palisades Global Water Index" (the "Underlying Index").

The investment objective of the PowerShares International Listed Private Equity Portfolio is to provide investment results that correspond (before fees and expenses) generally to the price and yield performance of the index called the "International Listed Private Equity IndexSM" (the "International Listed Private Equity Index" or "Underlying Index").

INVESTMENT RESTRICTIONS

The Board of Trustees of the Trust (the "Board" or the "Trustees") has adopted as fundamental policies the Funds' respective investment restrictions numbered (1) through (9) below. Investment restrictions (1) and (2) only apply to the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio. Except as noted in the prior sentence, each Fund, as a fundamental policy, may not:

(1) As to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued, or guaranteed, by the U.S. Government, its agencies or instrumentalities).

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(2) As to 75% of its total assets, purchase more than 10% of all outstanding voting securities of any class of securities of any one issuer.

(3)  Invest 25% or more of the value of its total assets in securities of issuers in any one industry or group of industries, except to the extent that the Underlying Index that the Fund replicates, concentrates in an industry or group of industries. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(4)  Borrow money, except that the Fund may (i) borrow money from banks for temporary or emergency purposes (but not for leverage or the purchase of investments) up to 10% of its total assets and (ii) make other investments or engage in other transactions permissible under the 1940 Act that may involve a borrowing, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings).

(5)  Act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 (the "Securities Act") in connection with the purchase and sale of portfolio securities.

(6)  Make loans to other persons, except through (i) the purchase of debt securities permissible under the Fund's investment policies, (ii) repurchase agreements or (iii) the lending of portfolio securities, provided that no such loan of portfolio securities may be made by the Fund if, as a result, the aggregate of such loans would exceed 33 1/3% of the value of the Fund's total assets.

(7)  Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund (i) from purchasing or selling options, futures contracts or other derivative instruments, or (ii) from investing in securities or other instruments backed by physical commodities).

(8)  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

(9)  Issue senior securities, except as permitted under the 1940 Act.

Except for restriction (4), if a percentage restriction is adhered to at the time of investment, a later increase in percentage resulting from a change in market value of the investment or the total assets, or the sale of a security out of the portfolio, will not constitute a violation of that restriction.

The foregoing fundamental investment policies cannot be changed as to a Fund without approval by holders of a "majority of the Fund's outstanding voting securities." As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy, or (ii) more than 50% of the Fund's shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees without shareholder approval. Each Fund may not:

(1)  Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short at no added cost, and provided that transactions in options, futures contracts, options on futures contracts or other derivative instruments are not deemed to constitute selling securities short.

(2)  Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts or other derivative instruments shall not constitute purchasing securities on margin.

(3)  Purchase securities of open-end or closed-end investment companies except in compliance with the 1940 Act, although the Fund may not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act (except with respect to the PowerShares International Listed Private Equity Portfolio).

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(4)  Invest in direct interests in oil, gas or other mineral exploration programs or leases; however, the Fund may invest in the securities of issuers that engage in these activities.

(5)  Invest in illiquid securities if, as a result of such investment, more than 15% of the Fund's net assets would be invested in illiquid securities.

The investment objective of each Fund is a non-fundamental policy that can be changed by the Board of Trustees without approval by shareholders.

INVESTMENT POLICIES AND RISKS

Correlation and Tracking Error. Correlation measures the degree of association between the returns of a Fund and its Underlying Index. Each Fund seeks a correlation over time of 0.95 or better between the Fund's performance and the performance of the Underlying Index; a figure of 1.00 would indicate perfect correlation. Correlation is calculated at each Fund's fiscal year-end by comparing the Fund's average monthly total returns, before fees and expenses, to the Underlying Index's average monthly total returns over the prior one-year period or since inception if the Fund has been in existence for less than one year. Another means of evaluating the degree of correlation between the returns of a Fund and its Underlying Index is to assess the "tracking error" between the two. Tracking error means the variation between each Fund's annual return and the return of its Underlying Index, expressed in terms of standard deviation. Each Fund seeks to have a tracking error of less than 5%, measured on a daily basis over a one year period by taking the standard deviation of the difference in the Fund's returns versus the Underlying Index's returns.

Loans of Portfolio Securities. Each Fund may lend its investment securities to approved borrowers. Any gain or loss on the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund. These loans cannot exceed 33 1/3% of each Fund's total assets.

Approved borrowers are brokers, dealers, domestic and foreign banks, or other financial institutions that meet credit or other requirements as established by, and subject to the review of, the Trust's Board, so long as the terms, the structure and the aggregate amount of such loans are not inconsistent with the 1940 Act and the rules and regulations thereunder or interpretations of the SEC, which require that (a) the borrowers pledge and maintain with the Fund collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government having a value at all times of not less than 102% of the value of the securities loaned (on a "mark to market" basis); (b) the loan be made subject to termination by the Fund at any time; and (c) the Fund receives reasonable interest on the loan. From time to time, a Fund may return a part of the interest earned from the investment of collateral received from securities loaned to the borrower and/or a third party that is unaffiliated with the Fund and that is acting as a finder.

Repurchase Agreements. Each Fund may enter into repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. Each Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers ("Qualified Institutions"). The Adviser will monitor the continued creditworthiness of Qualified Institutions.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund's ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

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The resale price reflects the purchase price plus an agreed upon market rate of interest. The collateral is marked to market daily.

Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements, which involve the sale of securities with an agreement to repurchase the securities at an agreed upon price, date and interest payment and have the characteristics of borrowing. The securities purchased with the funds obtained from the agreement and securities collateralizing the agreement will have maturity dates no later than the repayment date. Generally the effect of such transactions is that the Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases the Fund is able to keep some of the interest income associated with those securities. Such transactions are only advantageous if the Fund has an opportunity to earn a greater rate of return on the cash derived from these transactions than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available and the Fund intends to use the reverse repurchase technique only when the Adviser believes it will be advantageous to the Fund. The use of reverse repurchase agreements may exaggerate any interim increase or decrease in the value of the Fund's assets. The custodian bank will maintain a separate account for the Fund with securities having a value equal to or greater than such commitments. Under the 1940 Act, reverse repurchase agreements are considered loans.

Money Market Instruments. Each Fund may invest a portion of its assets in high quality money market instruments on an ongoing basis to provide liquidity. The instruments in which each Fund may invest include: (i) short term obligations issued by the U.S. Government; (ii) negotiable certificates of deposit ("CDs"), fixed time deposits and bankers' acceptances of U.S. and foreign banks and similar institutions; (iii) commercial paper rated at the date of purchase "Prime 1" by Moody's Investors Service, Inc. or "A-1+" or "A-1" by Standard & Poor's Ratings Group, a division of The McGraw-Hill Companies, Inc., or, if unrated, of comparable quality as determined by the Adviser; (iv) repurchase agreements; and (v) money market mutual funds. CDs are short term negotiable obligations of commercial banks. Time deposits are non negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Banker's acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

Investment Companies. Each Fund, may invest in the securities of other investment companies (including money market funds). Under the 1940 Act, each Fund's investment in investment companies is limited to, subject to certain exceptions, (i) 3% of the total outstanding voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company and (iii) 10% of the Fund's total assets of investment companies in the aggregate. With respect to the PowerShares International Listed Private Equity Portfolio, under the 1940 Act, the Fund's investment in investment companies is limited to 3% of the total outstanding stock of an issuer, including any stock owned by affiliated persons of the Fund.

Real Estate Investment Trusts ("REITs"). Except for the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio, each Fund may invest in the securities of REITs, which pool investors' funds for investments primarily in commercial real estate properties, to the extent allowed by law. Investment in REITs may be the most practical available means for the Fund to invest in the real estate industry. As a shareholder in a REIT, the Fund would bear its ratable share of the REIT's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment advisory fees and other expenses, as a result of which the Fund and its shareholders in effect will be absorbing duplicate levels of fees with respect to investments in REITs.

Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities. Illiquid securities include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets.

Futures and Options. Each Fund may enter into U.S. futures contracts, options and options on futures contracts. These futures contracts and options will be used to simulate full investment in the Underlying Index, to facilitate trading or to reduce transaction costs. Each Fund will only enter into futures contracts and options on futures contracts that are traded on a U.S. exchange. Each Fund will not use futures or options for speculative purposes.

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A call option gives a holder the right to purchase a specific security or an index at a specified price ("exercise price") within a specified period of time. A put option gives a holder the right to sell a specific security or an index at a specified price within a specified period of time. The initial purchaser of a call option pays the "writer," i.e., the party selling the option, a premium which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. Each Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. Each Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase.

Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on indices that reflect the market value of common stock of the firms included in the indices. Each Fund may enter into futures contracts to purchase security indices when the Adviser anticipates purchasing the underlying securities and believes prices will rise before the purchase will be made. Assets committed to futures contracts will be segregated by the custodian to the extent required by law.

An option on a futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of purchase, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of each Fund. The potential for loss related to writing call options on equity securities or indices is unlimited. The potential for loss related to writing put options is limited only by the aggregate strike price of the put option less the premium received.

Each Fund may purchase and write put and call options on futures contracts as a hedge against changes in value of its portfolio securities, or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.

Restrictions on the Use of Futures Contracts and Options on Futures Contracts. The Commodity Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities, including registered investment companies, and consequently registered investment companies may engage in unlimited futures transactions and options thereon provided that the investment adviser to the company claims an exclusion from regulation as a commodity pool operator. In connection with its management of the Trust, the Adviser has claimed such an exclusion from registration as a commodity pool operator under the Commodity Exchange Act (the "CEA"). Therefore, it is not subject to the registration and regulatory requirements of the CEA. There are no limitations on the extent to which each Fund may engage in non-hedging transactions involving futures and options thereon, except as set forth in the Funds' Prospectuses and this Statement of Additional Information.

Upon entering into a futures contract, each Fund will be required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as "initial margin," is in the nature of a performance bond or good faith deposit on the contract and is returned to each Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as

7

"marking-to-market." At any time prior to expiration of a futures contract, each Fund may elect to close the position by taking an opposite position, which will operate to terminate each Fund's existing position in the contract.

Swap Agreements. Swap agreements are contracts between parties in which one party agrees to make periodic payments to the other party (the "Counterparty") based on the change in market value or level of a specified rate, index or asset. In return, the Counterparty agrees to make periodic payments to the first party based on the return of a different specified rate, index or asset. Swap agreements will usually be done on a net basis, each Fund receiving or paying only the net amount of the two payments. The net amount of the excess, if any, of each Fund's obligations over its entitlements with respect to each swap is accrued on a daily basis and an amount of cash or highly liquid securities having an aggregate value at least equal to the accrued excess is maintained in an account at the Trust's custodian bank.

The use of interest-rate and index swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. These transactions generally do not involve the delivery of securities or other underlying assets or principal.

The use of swap agreements involves certain risks. For example, if the Counterparty under a swap agreement defaults on its obligation to make payments due from it, as a result of its bankruptcy or otherwise, each Fund may lose such payments altogether, or collect only a portion thereof, which collection could involve costs or delays.

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio may enter into credit default swap contracts.

GENERAL CONSIDERATIONS AND RISKS

A discussion of the risks associated with an investment in the Funds is contained in the Prospectus in the "Principal Risks of Investing in the Funds" and "Additional Risks" sections. The discussion below supplements, and should be read in conjunction with, these sections of the Funds' Prospectuses.

An investment in a Fund should be made with an understanding that the value of the Fund's portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of securities in general and other factors that affect the market.

An investment in a Fund should also be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the securities market may deteriorate (either of which may cause a decrease in the value of the portfolio securities and thus in the value of Fund Shares). Securities are susceptible to general securities market fluctuations and to volatile increases and decreases in value as market confidence and perceptions of their issuers' change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises.

Holders of common stock incur more risk than holders of preferred stock and debt obligations because common stockholders, as owners of the issuer, have generally inferior rights to receive payments from the issuer in comparison with the rights of creditors, or holders of debt obligations or preferred stock. Further, unlike debt securities which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stock which typically has a liquidation preference and which may have stated optional or mandatory redemption provisions, common stock has neither a fixed principal amount nor a maturity.

The existence of a liquid trading market for certain securities may depend on whether dealers will make a market in such securities. There can be no assurance that a market will be made or maintained or that any such market will be or remain liquid. The price at which securities may be sold and the value of a Fund's Shares will be adversely affected if trading markets for the Fund's portfolio securities are limited or absent, or if bid/ask spreads are wide.

Risks of Futures and Options Transactions. There are several risks accompanying the utilization of futures contracts and options on futures contracts. First, while each Fund plans to utilize futures contracts only if an active market exists for such contracts, there is no guarantee that a liquid market will exist for the contract at a specified time.

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Furthermore, because, by definition, futures contracts project price levels in the future and not current levels of valuation, market circumstances may result in a discrepancy between the price of the stock index future and the movement in the Underlying Index. In the event of adverse price movements, each Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, each Fund may be required to deliver the instruments underlying futures contracts it has sold.

The risk of loss in trading futures contracts or uncovered call options in some strategies (e.g., selling uncovered stock index futures contracts) is potentially unlimited. Each Fund does not plan to use futures and options contracts in this way. The risk of a futures position may still be large as traditionally measured due to the low margin deposits required. In many cases, a relatively small price movement in a futures contract may result in immediate and substantial loss or gain to the investor relative to the size of a required margin deposit. Each Fund, however, intends to utilize futures and options contracts in a manner designed to limit their risk exposure to levels comparable to direct investment in stocks.

Utilization of futures and options on futures by the Funds involves the risk of imperfect or even negative correlation to the Underlying Index if the index underlying the futures contract differs from the Underlying Index.

There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in the futures contract or option; however, this risk is substantially minimized because (a) of the regulatory requirement that the broker has to "segregate" customer funds from its corporate funds, and (b) in the case of regulated exchanges in the United States, the clearing corporation stands behind the broker to make good losses in such a situation. The purchase of put or call options could be based upon predictions by the Adviser as to anticipated trends, which predictions could prove to be incorrect and a part or all of the premium paid therefore could be lost.

Because the futures market imposes less burdensome margin requirements than the securities market, an increased amount of participation by speculators in the futures market could result in price fluctuations. Certain financial futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount by which the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting the Fund to substantial losses. In the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin.

Although each Fund intends to enter into futures contracts only if there is an active market for such contracts, there is no assurance that an active market will exist for the contracts at any particular time.

Risks of Swap Agreements. The risk of loss with respect to swaps generally is limited to the net amount of payments that each Fund is contractually obligated to make. Swap agreements are also subject to the risk that the swap counterparty will default on its obligations. If such a default were to occur, each Fund will have contractual remedies pursuant to the agreements related to the transaction. However, such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor (e.g., the Fund may not receive the net amount of payments that it contractually is entitled to receive). Each Fund, however, intends to utilize swaps in a manner designed to limit its risk exposure to levels comparable to direct investments in stocks.

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio may invest in credit default swaps. The seller of a credit default swap contract is required to pay the par (or other agreed-upon) value of a referenced debt obligation to the purchaser in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the purchaser is required to pay the seller a periodic stream of payments over the term of the contract, provided that no event of default has occurred. If no default occurs, the seller would keep the stream of payments and would have no payment obligations. The seller is subject to investment exposure on the notional amount of the

9

swap. The purchase of a credit default swap incurs the risk that the investment may expire worthless and would generate income only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default.

Each of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio will earmark or segregate assets in the form of cash and cash equivalents in an amount equal to the aggregate market value of the credit default swaps of which it is the seller, marked-to-market on a daily basis.

MANAGEMENT

The general supervision of the duties performed by the Adviser for the Funds under the investment advisory agreement (the "Investment Advisory Agreement") is the responsibility of the Board of Trustees. The Trust currently has six Trustees. Five Trustees have no affiliation or business connection with the Adviser or any of its affiliated persons and do not own any stock or other securities issued by the Adviser. These are the "non-interested" or "independent" Trustees ("Independent Trustees"). The other Trustee (the "Management Trustee") is affiliated with the Adviser.

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex (defined below) overseen by each Independent Trustee and other directorships, if any, held by the Trustee are shown below. The Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any funds that have an investment adviser that is an affiliated person of the Adviser. As of the date of this Statement of Additional Information, the Fund Complex consists of the Trust's 28 portfolios, two other exchange-traded funds with 72 portfolios advised by the Adviser and 225 other portfolios advised by an affiliated person of the Adviser.

Name, Address and Age of Management Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Ronn R. Bagge (49) YQA Capital Management, LLC 1755 S. Naperville Rd., Suite 100 Wheaton, IL 60187	Trustee	Since 2007	YQA Capital Management LLC (July 1998-Present); formerly Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider)	100	None

Marc M. Kole (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Assistant Vice President and Controller, Priority Health (September 2005-Present); formerly, Interim CFO, Priority Health (July 2006-April 2007); Senior Vice President of Finance, United Healthcare (health insurance) (July 2004-July 2005); Senior Vice President of Finance, Oxford Health Plans (June 2000-July 2004)	100	None

D. Mark McMillan (44) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Partner, Bell, Boyd & Lloyd LLP (1989-Present)	100	None

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Name, Address and Age of Management Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Trustees	Other Directorships Held by Independent Trustees
Philip M. Nussbaum (46) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	Chairman, Performance Trust Capital Partners (formerly Betzold, Berg, Nussbaum & Heitman, Inc. (November 2004-Present); formerly Managing Director, Communication Institute (May 2002-August 2003); Executive Vice President of Finance, Betzold, Berg, Nussbaum & Heitman, Inc. (March 1994-July 1999)	100	None

Donald H. Wilson (47) c/o PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Trustee	Since 2007	President and Chief Financial Officer, AMCORE Financial, Inc. (August 2007-Present); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (bank holding company) (February 2006-Present); formerly, Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (May 1995-February 2006)	100	None

*  This is the period for which the Trustee began serving the Trust. Each Trustee serves an indefinite term, until his successor is elected.

The Trustee who is affiliated with the Adviser or affiliates of the Adviser and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen by the Management Trustee and the other directorships, if any, held by the Trustee, are shown below.

Name, Address and Age of Management Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Management Trustees	Other Directorships Held by Management Trustees
H. Bruce Bond (44) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chairman of the Board, Trustee and Chief Executive Officer	Since 2006	Managing Director, PowerShares Capital Management LLC (August 2002-Present); Manager, Nuveen Investments (April 1998-August 2002)	100	None

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Name, Address and Age of Executive Officer	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Bruce T. Duncan (53) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Financial Officer and Treasurer	Since 2007	Senior Vice President of Finance, PowerShares Capital Management LLC (September 2005-Present); Private Practice Attorney (2000-2005); Vice President of Investor Relations, The ServiceMaster Company (1994-2000); Vice President of Taxes, The ServiceMaster Company (1990-2000)

Kevin R. Gustafson (42) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Chief Compliance Officer	Since 2007	General Counsel and Chief Compliance Officer, PowerShares Capital Management LLC (September 2004-Present); Attorney, Nyberg & Gustafson (2001-2004); Attorney, Burke, Warren, McKay & Serritella, P.C. (1997-2000)

Keith Ovitt (45) PowerShares Capital Management LLC 301 West Roosevelt Road Wheaton, IL 60187	Secretary	Since 2007	Managing Director, PowerShares Capital Management LLC (April 2003-Present); President, Ovitech (2002-2003); Vice President of Information Systems for DFG Foods, LLC (Division of FoodBrands America/Tyson Foods) (1999-2002); Systems Manager, Nabisco Biscuit Company (1997-1999)

*  This is the period for which the Trustee/Officer began serving the Trust. Each Officer serves an indefinite term, until his successor is elected.

For each Trustee, the dollar range of equity securities beneficially owned by the Trustee in the Trust and in all registered investment companies overseen by the Trustee is shown below.

Name of Trustee	Dollar Range of Equity Securities in the PowerShares DWA Developed Markets Technical Leaders Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares DWA Emerging Markets Technical Leaders Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Dynamic Asia Pacific Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Dynamic Developed International Opportunities Portfolio (As of December 31, 2007)
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
D. Mark McMillan	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares Dynamic Europe Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio (As of December 31, 2007)
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
D. Mark McMillan	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	None	None	None

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Name of Trustee	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Emerging Markets Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Europe Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Europe Small-Mid Portfolio (As of December 31, 2007)
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
D. Mark McMillan	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	None	$10,001-$50,000	None	None
Name of Trustee	Dollar Range of Equity Securities in the PowerShares FTSE RAFI International Real Estate Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares FTSE RAFI Japan Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Global Clean Energy Portfolio (As of December 31, 2007)	Dollar Range of Equity Securities in the PowerShares Global Water Portfolio (As of December 31, 2007)
Ronn R. Bagge	None	None	None	None
Marc M. Kole	None	None	None	None
D. Mark McMillan	None	None	None	None
Philip M. Nussbaum	None	None	None	None
Donald H. Wilson	None	None	None	None
H. Bruce Bond	$1-$10,000	None	None	None

Name of Trustee	Dollar Range of Equity Securities in the PowerShares International Listed Private Equity Portfolio (As of December 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies (As of December 31, 2007)
Ronn R. Bagge	None	over $100,000
Marc M. Kole	None	over $100,000
D. Mark McMillan	None	$10,001-$50,000
Philip M. Nussbaum	None	over $100,000
Donald H. Wilson	None	over $100,000
H. Bruce Bond	None	over $100,000

As of the date of this Statement of Additional Information, as to each Independent Trustee and his immediate family members, no person owned beneficially or of record securities in an investment adviser or principal underwriter of a Fund, or a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with an investment adviser or principal underwriter of a Fund.

The Trust and the PowerShares Exchange-Traded Fund Trust (the "Initial Trust") pay each Independent Trustee an annual retainer of $130,000 for their service as Trustee, half of which is allocated pro rata between the funds of the Trust and the Initial Trust, and the other half of which is allocated between the funds of the Trust and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner as the retainer. The Trust also reimburses each Trustee for travel and other out-of-pocket expenses incurred in attending Board and committee meetings.

The Trust has a deferred compensation plan (the "DC Plan"), which allows each Independent Trustee to defer payment of all, or a portion, of the fees the Trustee receives for serving on the Board of Trustees throughout the year. Each Independent Trustee generally may elect to have the deferred amounts credited with a return equal to the total return on one to five of the funds of the Initial Trust or the Trust that are offered as investment options under the DC Plan. At the Trustee's election, distributions are either in one lump sum payment, or in the form of equal annual installments over a period of years designated by the Trustee. The rights of an eligible Trustee and the beneficiaries to the amounts held under the DC Plan are unsecured and such amounts are subject to the claims of the creditors of the Fund. The Independent Trustees are not eligible for any pension or profit sharing plan.

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The Board of Trustees of the Trust met four times during the fiscal year ended October 31, 2007.

The Board has an Audit Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Audit Committee. The Audit Committee has the responsibility, among other things, to: (i) approve and recommend to the Board the selection of the Trust's independent registered public accounting firm, (ii) review the scope of the independent registered public accounting firm's audit activity, (iii) review the audited financial statements and (iv) review with such independent registered public accounting firm the adequacy and the effectiveness of the Trust's internal controls. During the fiscal year ended October 31, 2007, the Audit Committee held two meetings.

The Board also has a Nominating and Governance Committee consisting of the five Independent Trustees. Messrs. Bagge, Kole, McMillan, Nussbaum and Wilson currently serve as members of the Nominating and Governance Committee. The Nominating and Governance Committee has the responsibility, among other things, to identify and recommend individuals for Board membership, and evaluate candidates for Board membership. The Board will consider recommendations for trustees from shareholders. Nominations from shareholders should be in writing and sent to the Secretary of the Trust to the attention of the Chairman of the Nominating and Governance Committee as described below under the caption "Shareholder Communications." During the fiscal year ended October 31, 2007, the Nominating and Governance Committee held two meetings.

The Trustees' fees are allocated among the funds based on net assets. The following sets forth the fees paid to each Trustee for the fiscal year ending October 31, 2007 (none of which was paid by the PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio which had not commenced operations as of October 31, 2007.)

Name of Trustee	Aggregate Compensation From Trust	Pension or Retirement Benefits accrued as part of Fund Expenses	Total Compensation Paid From Fund Complex (1)
Ronn R. Bagge	$5,529	N/A	$159,890
Marc M. Kole	$5,134	N/A	$126,082
D. Mark McMillan	$5,134	N/A	$149,082
Philip M. Nussbaum	$5,529	N/A	$159,890
Donald H. Wilson	$5,134	N/A	$121,082
H. Bruce Bond	N/A	N/A	N/A

(1)  The amounts shown in this column represent the aggregate compensation paid by all of the series of the Trust and the series of the Initial Trust as of October 31, 2007 before deferral by the Trustees under the DC Plan. As of October 31, 2007, the values of the deferral accounts for Messrs. Bagge, McMillan and Nussbaum pursuant to the DC Plan were $3,590, $32,986 and $35,706, respectively.

Effective April 1, 2007, each Independent Trustee receives an annual retainer of $130,000, half of which is allocated pro rata between the funds of the Trust and the Initial Trust, and the other half of which is allocated between the series of the Trust and the series of the Initial Trust based on average net assets. Each committee chair receives an additional fee of $10,000 per year, allocated in the same manner.

The officers and Trustees of the Trust, in the aggregate, own less than 1% of the shares of each Fund.

Shareholder Communications. Shareholders may send communications to the Trust's Board of Trustees by addressing the communications directly to the Board (or individual Board members) and/or otherwise clearly indicating in the salutation that the communication is for the Board (or individual Board members). The shareholder may send the communication to either the Trust's office or directly to such Board members at the address specified for each Trustee. Other shareholder communications received by the Trust not directly addressed and sent to the Board will be reviewed and generally responded to by management. Such communications will be forwarded to the Board at management's discretion based on the matters contained therein.

Investment Adviser. The Adviser provides investment tools and portfolios for advisers and investors. The Adviser is committed to theoretically sound portfolio construction and empirically verifiable investment management approaches. Its asset management philosophy and investment discipline is deeply rooted in the application of intuitive factor analysis and model implementation to enhance investment decisions.

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The Adviser acts as investment adviser for, and manages the investment and reinvestment of, the assets of the Funds. The Adviser also administers the Trust's business affairs, provides office facilities and equipment and certain clerical, bookkeeping and administrative services, and permits any of its officers or employees to serve without compensation as Trustees or officers of the Trust if elected to such positions.

Portfolio Managers. The Adviser uses a team of portfolio managers (the "Portfolio Managers"), investment strategists and other investment specialists. This team approach brings together many disciplines and leverages the Adviser's extensive resources. John W. Southard, Jr., CFA, MBA, oversees all research, portfolio management and trading operations of the Adviser. In this capacity, he oversees the team of the Portfolio Managers responsible for the day-to-day management of the funds. The Portfolio Manager who leads the team of Portfolio Managers in the day-to-day management of the Funds is Mr. Hubbard.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Southard managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Hubbard managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

As of January 31, 2008, in addition to 25 Funds of the Trust, Mr. Reitmann managed the 71 portfolios of the Initial Trust with a total of approximately $12.6 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with approximately $524 million in assets.

As of January 31, 2008, in addition to 17 Funds of the Trust, Mr. Stoneberg managed the 71 portfolios of the Initial Trust with a total of approximately $12.4 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $524 million in assets.

As of January 31, 2008, in addition to 17 Funds of the Trust, Mr. Trampe managed the 71 portfolios of the Initial Trust with a total of approximately $12.4 billion in assets, no other pooled investment vehicles and 15 exchange-traded funds traded in Europe with a total of approximately $524 million in assets.

Although the Funds that are managed by the Portfolio Managers may have different investment strategies, each has a portfolio objective of replicating its Underlying Index. The Adviser does not believe that management of the different Funds presents a material conflict of interest for the Portfolio Managers or the Adviser.

The Portfolio Managers are compensated with a fixed salary amount by the Adviser. The Portfolio Managers are eligible, along with other senior employees of the Adviser, to participate in a year-end discretionary bonus pool. The Compensation Committee of the Adviser will review management bonuses and, depending upon the size, the bonuses may be approved in advance by the Committee. There is no policy regarding, or agreement with, the Portfolio Managers or any other senior executive of the Adviser to receive bonuses or any other compensation in connection with the performance of any of the accounts managed by the Portfolio Managers. As of January 31, 2008, Messrs. Hubbard, Trampe and Reitmann did not own any securities of the Trust.

As of January 31, 2008, the dollar range of securities beneficially owned by Messrs. Southard and Stoneberg in the Trust was $100,001-$500,000 and $1-$10,000, respectively. The portfolio holdings of Messrs. Southard and Stoneberg as of January 31, 2008 are shown below.

John W. Southard, Jr.

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares High Yield Corporate Bond Portfolio		X
PowerShares Dynamic Asia Pacific Portfolio		X
PowerShares Global Clean Energy Portfolio		X
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio				X
PowerShares Emerging Markets Sovereign Debt Portfolio			X
PowerShares FTSE RAFI Japan Portfolio		X
PowerShares Insured National Municipal Bond Portfolio		X

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Jason Stoneberg

Dollar Range
Fund	$1 to $10,000	$10,001 to $50,000	$50,001 to $100,000	$100,001 to $500,000	$500,001 to $1,000,000	over $1,000,000
PowerShares Dynamic Developed International Opportunities Portfolio	X

Investment Advisory Agreement. Pursuant to the Investment Advisory Agreement, the Adviser is responsible for all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except interest, taxes, brokerage expenses, distribution fees, if any, litigation expenses and other extraordinary expenses. For its services to each Fund, each Fund has agreed to pay an annual fee, paid monthly, equal to a percentage of its average daily net assets set forth in the chart below (the "Advisory Fee").

Fund	Advisory Fee
PowerShares DWA Developed Markets Technical Leaders Portfolio	0.80% of average daily net assets
PowerShares DWA Emerging Markets Technical Leaders Portfolio	0.90% of average daily net assets
PowerShares Dynamic Asia Pacific Portfolio	0.80% of average daily net assets
PowerShares Dynamic Developed International Opportunities Portfolio	0.75% of average daily net assets
PowerShares Dynamic Europe Portfolio	0.75% of average daily net assets
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	0.80% of average daily net assets
PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	0.80% of average daily net assets
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	0.75% of average daily net assets
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	0.75% of average daily net assets
PowerShares FTSE RAFI Emerging Markets Portfolio	0.85% of average daily net assets
PowerShares FTSE RAFI Europe Portfolio	0.75% of average daily net assets
PowerShares FTSE RAFI Europe Small-Mid Portfolio	0.75% of average daily net assets
PowerShares FTSE RAFI International Real Estate Portfolio	0.75% of average daily net assets
PowerShares FTSE RAFI Japan Portfolio	0.75% of average daily net assets
PowerShares Global Clean Energy Portfolio	0.75% of average daily net assets
PowerShares Global Water Portfolio	0.75% of average daily net assets
PowerShares International Listed Private Equity Portfolio	0.75% of average daily net assets

The aggregate amount of the advisory fee paid by each Fund to the Adviser since the commencement of operations of that Fund, are set forth in the chart below.

Fund	Advisory Fees Paid for the Fiscal Year Ended October 31, 2007(1)	Date of Commencement of Operations
PowerShares Dynamic Asia Pacific Portfolio	$44,148	06/13/2007
PowerShares Dynamic Developed International Opportunities Portfolio	$70,458	06/13/2007
PowerShares Dynamic Europe Portfolio	$17,196	06/13/2007
PowerShares FTSE RAFI Asia-Pacific ex-Japan Portfolio	$29,898	06/25/2007
PowerShares FTSE RAFI Asia-Pacific ex-Japan Small-Mid Portfolio	$10,598	09/27/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$40,734	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$3,695	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$6,857	09/27/2007
PowerShares FTSE RAFI Europe Portfolio	$13,400	06/25/2007
PowerShares FTSE RAFI Europe Small-Mid Portfolio	$3,706	09/27/2007
PowerShares FTSE RAFI Japan Portfolio	$23,163	06/25/2007
PowerShares Global Clean Energy Portfolio	$124,685	06/13/2007
PowerShares Global Water Portfolio	$369,492	06/13/2007
PowerShares International Listed Private Equity Portfolio	$3,819	09/27/2007

(1)  The PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio had not commenced operations as of October 31, 2007.

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The Adviser has overall responsibility for the general management and administration of the Trust. The Adviser provides an investment program for the Funds and manages the investment of the Funds' assets.

Under the Investment Advisory Agreement, the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the performance of the Investment Advisory Agreement, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its duties or from reckless disregard of its duties and obligations thereunder. The Investment Advisory Agreement continues until April 30, 2009, and thereafter only if approved annually by the Board, including a majority of the Independent Trustees. The Investment Advisory Agreement terminates automatically upon assignment and is terminable at any time without penalty as to a Fund by the Board, including a majority of the Independent Trustees, or by vote of the holders of a majority of that Fund's outstanding voting securities on 60 days' written notice to the Adviser, or by the Adviser on 60 days' written notice to the Fund.

PowerShares Capital Management LLC, organized February 7, 2003, is located at 301 West Roosevelt Road, Wheaton, Illinois 60187. On September 18, 2006, Invesco PLC acquired PowerShares Capital Management LLC. Invesco PLC is an independent global investment manager.

Approval of Investment Advisory Agreement. At a meeting held on April 20, 2007, the Board of Trustees including the Independent Trustees, approved the Investment Advisory Agreement between the Adviser and the Trust for the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio and PowerShares Global Water Portfolio.

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services to be provided, (ii) since Fund performance was not available, the correlation and tracking error between the indices tracked by other ETFs for which the Adviser serves as such and those funds' performance, (iii) the costs of services to be provided and estimated profits to be realized by the Adviser, (iv) the extent to which economies of scale may be realized as the Funds grow, (v) whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, (vi) comparisons of services rendered and amounts paid to other registered investment companies and (vii) any benefits to be realized by the Adviser from its relationship with the Funds. Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each of the Fund listed above. No single factor was determinative in the Board's analysis.

•  Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser's services, the Trustees reviewed information concerning the functions to be performed by the Adviser, information describing the Adviser's current organization and projected staffing, and the background and experience of the persons responsible for the day-to-day management of the Funds, and considered the quality of services provided by the Adviser to other ETFs. The Trustees reviewed matters related to the Adviser's portfolio transaction policies and procedures. The Trustees reviewed reports on the correlation and tracking error between the underlying index and the performance of other ETFs for which the Adviser services as investment adviser.

The Trustees also considered the services to be provided by the Adviser in its oversight of the Funds' administrator, custodian and transfer agent. They noted the significant amount of time and effort that had been devoted to this oversight function for the other ETFs and that was expected to be provided for the Funds.

Based on their review, the Trustees concluded that the nature and extent of services to be provided by the Adviser to each Fund were appropriate and that the quality was expected to be good.

•  Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund's expected total expense ratio and proposed advisory fee, as compared to information prepared by Lipper Inc., an independent source, on expense ratios and advisory fees of a broad universe of ETFs

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and other index funds. The Adviser supplemented the information prepared by Lipper Inc. with data it compiled on expense ratios and advisory fees of newer ETFs that recently commenced operations. The Trustees also considered data from an August 2007 report by Morgan Stanley, Inc. showing average expense ratios for various types of ETFs and open-end funds, including index funds. The Trustees noted that the annual advisory fee to be charged to the Funds was a unitary fee, and that the Adviser agreed to pay all expenses of the Funds except brokerage commissions and other trading expenses, taxes and extraordinary expenses. The Trustees noted that the advisory fees were generally at the higher end of the ETF universe, but were generally lower than fees for open-end (non-ETF) funds and closed-end funds, and were reasonable because of the complexity of the indices, which generally require more frequent rebalancing of the portfolios, the distinguishing factors of the Funds, and the higher administrative, operational and management oversight costs for the Adviser. The Trustees also noted that some of the higher advisory fees were attributable to higher trading and custody costs for certain jurisdictions, and to higher license fees payable out of the unitary fee charged to the Funds. The Board noted that the Adviser represented that the advisory fees were competitive with those of their ETF peers. The Board concluded that the advisory fee and expected total expense ratio for each Fund are reasonable and appropriate in amount in light of the quality of services expected to be provided.

In conjunction with their review of fees, the Trustees also considered information provided by the Adviser on the revenues received by the Adviser as investment adviser to the other ETFs, as well as the fees waived and expenses reimbursed by the Adviser for those ETFs. The Trustees reviewed information provided by the Adviser on its profitability as well as any profits realized by the Adviser from its relationship to those ETFs. The Trustees noted the Adviser's statement that its costs of managing those ETFs generally exceeded the amount payable as management fees under the investment advisory agreement for those funds. The Trustees concluded that the estimated profits to be realized by the Adviser with respect to each Fund appeared to be reasonable in comparison with the costs of providing investment advisory services to the Fund.

•  Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale are realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees noted that certain fixed costs associated with the management of the Funds can be reduced on a per-Fund basis, and that although such economies would be enjoyed by the Adviser, a unitary fee provides certainty in expenses for the Funds. The Trustees considered whether the advisory fee rate for each Fund is reasonable in relation to the projected asset size of each Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationship with the Funds, and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the Investment Advisory Agreement for each Fund listed above. No single factor was determinative in the Board's analysis.

Administrator. The Bank of New York Mellon Corporation ("BONY" or the "Administrator") serves as administrator for the Funds. Its principal address is 101 Barclay Street, New York, New York 10286. BONY serves as administrator for the Trust pursuant to an administrative services agreement (the "Administrative Services Agreement"). Under the Administrative Services Agreement, BONY is obligated on a continuous basis, to provide such administrative services as the Board reasonably deems necessary for the proper administration of the Trust and each Fund. BONY will generally assist in all aspects of the Trust's and the Funds' operations, including supply and maintain office facilities (which may be in BONY's own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including, without limitation, the maintenance of such books and records as are required under the 1940 Act and the rules thereunder, except as maintained by other agency agents), internal auditing, executive and administrative services, and stationery and office supplies; prepare reports to shareholders or investors; prepare and file tax returns; supply financial information and supporting data for reports to and filings with the SEC; supply supporting documentation for meetings of the Board; provide monitoring reports and assistance regarding compliance with the Declaration of Trust, by-laws, investment objectives and policies and with federal and state securities laws; and negotiate arrangements with, and supervise and coordinate the activities of, agents and others to supply services.

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As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Custodian, Transfer Agent and Fund Accounting Agent. BONY, located at 101 Barclay Street, New York, New York 10286, also serves as custodian for the Funds pursuant to a custodian agreement (the "Custodian Agreement"). As custodian, BONY holds the Funds' assets, calculates the NAV of the Shares and calculates net income and realized capital gains or losses. BONY also serves as transfer agent of the Funds pursuant to a Transfer Agency Agreement. Further, BONY serves as Fund accounting agent pursuant to a fund accounting agreement (the "Fund Accounting Agreement"). As compensation for the foregoing services, BONY receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Adviser from the Advisory Fee.

Distributor. A I M Distributors, Inc. (the "Distributor") is the distributor of the Funds' Shares. Its principal address is 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173. The Distributor has entered into a distribution agreement (the "Distribution Agreement") with the Trust pursuant to which it distributes Fund Shares. Shares are continuously offered for sale by each Fund through the Distributor only in Creation Unit Aggregations, as described in the Prospectuses and below under the heading "Creation and Redemption of Creation Units."

Aggregations. Fund Shares in less than Creation Unit Aggregations are not distributed by the Distributor. The Distributor will deliver the applicable Prospectus and, upon request, this Statement of Additional Information to persons purchasing Creation Unit Aggregations and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934 (the "Exchange Act") and a member of the Financial Industry Regulatory Authority ("FINRA").

The Distribution Agreement for the Funds provides that it may be terminated as to a Fund at any time, without the payment of any penalty, on at least 60 days' written notice by the Trust to the Distributor (i) by vote of a majority of the Independent Trustees or (ii) by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).

The Distributor may also enter into agreements with securities dealers ("Soliciting Dealers") who will solicit purchases of Creation Unit Aggregations of Fund Shares. Such Soliciting Dealers may also be Participating Parties (as defined in "Procedures for Creation of Creation Unit Aggregations" below) and DTC Participants (as defined in "DTC Acts as Securities Depository" below).

Index Providers. Set forth below is a list of each Fund and the Underlying Index upon which it is based. The Dorsey Wright® Developed Markets Technical Leaders Index and Dorsey Wright® Emerging Markets Technical Leaders Index are compiled by Dorsey Wright. The QSG Asia-Pacific Opportunities Index, QSG Europe Index and QSG Developed International Opportunities Index are compiled by Quantitative Services Group, LLC ("QSG"). The FTSE RAFI Asia Pacific ex Japan Index, FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index, FTSE RAFI Developed Markets ex US Index, FTSE RAFI Developed ex US Mid Small 1500 Index, FTSE RAFI Emerging Index, FTSE RAFI Europe Index, FTSE RAFI Developed Europe Mid Small Index, FTSE RAFI Real Estate Global ex US Index and FTSE RAFI Japan Index are compiled by FTSE and Research Affiliates ("RA"). The WilderHill New Energy Global Innovation Index is compiled by WilderHill New Energy Finance, LLC ("WilderHill"). The Palisades Global Water Index is compiled by Water Index Associates, LLC ("Water Index Associates"). The International Listed Private Equity IndexSM is compiled by Red Rocks Capital, LLC ("Red Rocks").

Fund	Underlying Index
PowerShares DWA Developed Markets Technical Leaders Portfolio	Dorsey Wright® Developed Markets Technical Leaders Index

PowerShares DWA Emerging Markets Technical Leaders Portfolio	Dorsey Wright® Emerging Markets Technical Leaders Index

PowerShares Dynamic Asia Pacific Portfolio	QSG Asia-Pacific Opportunities Index

PowerShares Dynamic Developed International Opportunities Portfolio	QSG Developed International Opportunities Index

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Fund	Underlying Index
PowerShares Dynamic Europe Portfolio	QSG Europe Index

PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	FTSE RAFI Asia Pacific ex Japan Index

PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	FTSE RAFI Developed Asia Pacific ex Japan Mid Small Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	FTSE RAFI Developed Markets ex US Index

PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	FTSE RAFI Developed ex US Mid Small 1500 Index

PowerShares FTSE RAFI Emerging Markets Portfolio	FTSE RAFI Emerging Index

PowerShares FTSE RAFI Europe Portfolio	FTSE RAFI Europe Index

PowerShares FTSE RAFI Europe Small-Mid Portfolio	FTSE RAFI Developed Europe Mid Small Index

PowerShares FTSE RAFI International Real Estate Portfolio	FTSE RAFI Real Estate Global ex US Index

PowerShares FTSE RAFI Japan Portfolio	FTSE RAFI Japan Index

PowerShares Global Clean Energy Portfolio	WilderHill New Energy Global Innovation Index

PowerShares Global Water Portfolio	Palisades Global Water Index

PowerShares International Listed Private Equity Portfolio	International Listed Private Equity IndexSM

Dorsey Wright is not affiliated with the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or with the Adviser. The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are entitled to use their respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indexes and marks to the Fund at no cost. The Adviser has a licensing agreement with Dorsey Wright.

The only relationships that Dorsey Wright has with the Adviser of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio in connection with such Funds are that Dorsey Wright has licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright has no obligation to take the specific needs of the Adviser, Distributor or owners of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio into consideration in the determination and calculation of the Underlying Indices. Dorsey Wright is not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio or in the determination or calculation of the asset value of the PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio. Dorsey Wright has no obligation or liability in connection with the administration, marketing or trading of the Funds.

DORSEY WRIGHT SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE UNDERLYING INDICES. DORSEY WRIGHT MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR, THE TRUST OR OWNERS OF SHARES OF THE POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO, OR FOR ANY OTHER USE. DORSEY WRIGHT EXPRESSLY DISCLAIMS ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR

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PURPOSE OR USE, WITH RESPECT TO THE POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO AND POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL DORSEY WRIGHT HAVE ANY LIABILITY FOR ANY SPECIAL, EXEMPLARY, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) , HOWEVER CAUSED AND ON ANY THEORY OF LIABILITY, WHETHER IN CONTRACT, STRICT LIABILITY OR TORT (INCLUDING NEGLIGENCE OR OTHERWISE), RESULTING FROM THE USE OF THE UNDERLYING INDEXES OR ANY DATA INCLUDED THEREIN, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The PowerShares DWA Developed Markets Technical Leaders Portfolio and PowerShares DWA Emerging Markets Technical Leaders Portfolio are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") or its third party licensors. Neither S&P nor its third party licensors make any representation or warranty, express or implied, to the owners of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or any member of the public regarding the advisability of investing in securities generally or in the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio particularly or the ability of the Dorsey Wright® Developed Markets Technical Leaders Index or the Dorsey Wright® Emerging Markets Technical Leaders Index to track general stock market performance. S&P's and its third party licensor's only relationship to the Dorsey Wright or the Adviser is the licensing of certain trademarks, service marks and trade names of S&P and/or its third party licensors and for the providing of calculation and maintenance services related to the Dorsey Wright® Developed Markets Technical Leaders Index and the Dorsey Wright® Emerging Markets Technical Leaders Index. Neither S&P nor its third party licensors is responsible for and has not participated in the determination of the prices and amount of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio] or the timing of the issuance or sale of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio or in the determination or calculation of the equation by which the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the PowerShares DWA Developed markets Technical Leaders Portfolio or PowerShares DWA Emerging Markets Technical Leaders Portfolio.

NEITHER S&P, ITS AFFILIATES NOR THEIR THIRD PARTY LICENSORS GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS OR COMPLETENESS OF THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN OR ANY COMMUNICATIONS, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATIONS (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P, ITS AFFILIATES AND THEIR THIRD PARTY LICENSORS SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO ITS TRADEMARKS, THE CUSTOM INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P, ITS AFFILIATES OR THEIR THIRD PARTY LICENSORS BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE OR CONSEQUENTIAL DAMAGES, INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE.

Standard & Poor's® and S&P® are registered trademarks of The McGraw-Hill Companies, Inc. "Calculated by S&P Custom Indices" and its related stylized mark are service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Dorsey Wright.

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FTSE, RA, Red Rocks, WilderHill, Water Index Associates and QSG are not affiliated with the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio or with the Adviser. Each Fund is entitled to use its respective Underlying Index in accordance with a sub-licensing agreement entered into with the Adviser pursuant to which the Adviser is sub-licensing the use of certain Indexes and marks to the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio at no cost. The Adviser has a licensing agreement with FTSE, RA, Red Rocks, WilderHill, Water Index Associates and QSG.

The only relationships that FTSE, RA, Red Rocks, WilderHill, Water Index Associates or QSG has with the Adviser or Distributor of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio in connection with such Funds are that FTSE, RA, Red Rocks, WilderHill, Water Index Associates and QSG have licensed certain of their intellectual property, including the determination of the component securities of the Underlying Indices and the name of the Underlying Indices; and the Exchanges list the Shares of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio pursuant to listing agreements with the Trust. The Underlying Indices are selected and calculated without regard to the Adviser, Distributor or owners of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio. FTSE, RA, Red Rocks, WilderHill, Water Index Associates and QSG have no obligation to take the specific needs of the Adviser, Distributor or owners of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed

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Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio into consideration in the determination and calculation of the Underlying Indices. FTSE, RA, Red Rocks, WilderHill, Water Index Associates and QSG are not responsible for and have not participated in the determination of pricing or the timing of the issuance or sale of the Shares of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio or in the determination or calculation of the asset value of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio. FTSE, RA, Red Rocks, WilderHill, Water Index Associates and QSG have no obligation or liability in connection with the administration, marketing or trading of the PowerShares Dynamic Asia Pacific Portfolio, PowerShares Dynamic Developed International Opportunities Portfolio, PowerShares Dynamic Europe Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio, PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio, PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio, PowerShares FTSE RAFI Emerging Markets Portfolio, PowerShares FTSE RAFI Europe Portfolio, PowerShares FTSE RAFI Europe Small-Mid Portfolio, PowerShares FTSE RAFI International Real Estate Portfolio, PowerShares FTSE RAFI Japan Portfolio, PowerShares Global Clean Energy Portfolio, PowerShares Global Water Portfolio and PowerShares International Listed Private Equity Portfolio.

FTSE, RA, RED ROCKS, WILDERHILL, WATER INDEX ASSOCIATES AND QSG SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS RELATED TO THE POWERSHARES DYNAMIC ASIA PACIFIC PORTFOLIO, POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES DYNAMIC EUROPE PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES FTSE RAFI EUROPE PORTFOLIO, POWERSHARES FTSE RAFI EUROPE SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI INTERNATIONAL REAL ESTATE PORTFOLIO, POWERSHARES FTSE RAFI JAPAN PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO AND POWERSHARES INTERNATIONAL LISTED PRIVATE EQUITY PORTFOLIO OR THE UNDERLYING INDICES. FTSE, RA, RED ROCKS, WILDERHILL, WATER INDEX ASSOCIATES AND QSG MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ADVISER, DISTRIBUTOR OR OWNERS OF THE POWERSHARES DYNAMIC ASIA PACIFIC PORTFOLIO, POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES DYNAMIC EUROPE PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO,

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POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES FTSE RAFI EUROPE PORTFOLIO, POWERSHARES FTSE RAFI EUROPE SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI INTERNATIONAL REAL ESTATE PORTFOLIO, POWERSHARES FTSE RAFI JAPAN PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO AND POWERSHARES INTERNATIONAL LISTED PRIVATE EQUITY PORTFOLIO, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF THE UNDERLYING INDICES, TRADING BASED ON THE UNDERLYING INDICES, ANY DATA INCLUDED THEREIN IN CONNECTION WITH THE POWERSHARES DYNAMIC ASIA PACIFIC PORTFOLIO, POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES DYNAMIC EUROPE PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES FTSE RAFI EUROPE PORTFOLIO, POWERSHARES FTSE RAFI EUROPE SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI INTERNATIONAL REAL ESTATE PORTFOLIO, POWERSHARES FTSE RAFI JAPAN PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO AND POWERSHARES INTERNATIONAL LISTED PRIVATE EQUITY PORTFOLIO, OR FOR ANY OTHER USE. FTSE, RA, RED ROCKS, WILDERHILL, WATER INDEX ASSOCIATES AND QSG EXPRESSLY DISCLAIM ALL WARRANTIES AND CONDITIONS OF MERCHANTABILITY, TITLE OR FITNESS FOR A PARTICULAR PURPOSE OR USE, WITH RESPECT TO THE POWERSHARES DYNAMIC ASIA PACIFIC PORTFOLIO, POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES DYNAMIC EUROPE PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES FTSE RAFI EUROPE PORTFOLIO, POWERSHARES FTSE RAFI EUROPE SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI INTERNATIONAL REAL ESTATE PORTFOLIO, POWERSHARES FTSE RAFI JAPAN PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO AND POWERSHARES INTERNATIONAL LISTED PRIVATE EQUITY PORTFOLIO OR TO THE UNDERLYING INDICES OR TO ANY DATA INCLUDED THEREIN EXCEPT AS SET FORTH IN THE RESPECTIVE LICENSE AGREEMENTS WITH THE ADVISER. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL FTSE, RA, RED ROCKS, WILDERHILL, WATER INDEX ASSOCIATES OR QSG HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS) IN CONNECTION WITH THE POWERSHARES DYNAMIC ASIA PACIFIC PORTFOLIO, POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO, POWERSHARES DYNAMIC EUROPE PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO, POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO, POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO, POWERSHARES FTSE RAFI EUROPE PORTFOLIO, POWERSHARES FTSE RAFI EUROPE SMALL-MID PORTFOLIO, POWERSHARES FTSE RAFI INTERNATIONAL REAL ESTATE PORTFOLIO, POWERSHARES FTSE RAFI JAPAN PORTFOLIO, POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO, POWERSHARES GLOBAL WATER PORTFOLIO AND POWERSHARES INTERNATIONAL LISTED PRIVATE EQUITY PORTFOLIO, THE UNDERLYING INDICES, EVEN IF FTSE, RA, RED ROCKS, WILDERHILL, WATER INDEX ASSOCIATES OR QSG ARE NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

The Adviser does not guarantee the accuracy and/or the completeness of the Underlying Indexes or any data included therein, and the Adviser shall have no liability for any errors, omissions, or interruptions therein. The Adviser makes no warranty, express or implied, as to results to be obtained by the Funds, owners of the Shares of the Funds or any other person or entity from the use of the Underlying Indexes or any data included therein. The

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Adviser makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Underlying Indexes or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Underlying Indexes even if notified of the possibility of such damages.

BROKERAGE TRANSACTIONS

The policy of the Trust regarding purchases and sales of securities is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Trust's policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser relies upon its experience and knowledge regarding commissions generally charged by various brokers. The sale of Fund Shares by a broker-dealer is not a factor in the selection of broker-dealers.

In seeking to implement the Trust's policies, the Adviser effects transactions with those brokers and dealers that the Adviser believes provide the most favorable prices and are capable of providing efficient executions. The Adviser and its affiliates do not currently participate in soft dollar transactions.

The Adviser assumes general supervision over placing orders on behalf of the Funds for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities by the Funds and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the Fund, the several investment companies and clients in a manner deemed equitable to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as the Funds are concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Funds. The primary consideration is prompt execution of orders at the most favorable net price.

The aggregate brokerage commissions paid by each Fund from its commencement of operations to October 31, 2007 are set forth in the chart below.

Fund	Brokerage Commissions Paid the Period Ended October 31, 2007 (1)	Date of Commencement of Operations
PowerShares Dynamic Asia Pacific Portfolio	$3,227	06/13/2007
PowerShares Dynamic Developed International Opportunities Portfolio	$17,722	06/13/2007
PowerShares Dynamic Europe Portfolio	$4,001	06/13/2007
PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio	$186	06/25/2007
PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio	None	09/27/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio	$6,134	06/25/2007
PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio	$10	09/27/2007
PowerShares FTSE RAFI Emerging Markets Portfolio	$1,272	09/27/2007
PowerShares FTSE RAFI Europe Portfolio	$1,324	06/25/2007
PowerShares FTSE RAFI Europe Small-Mid Portfolio	$2	09/27/2007
PowerShares FTSE RAFI Japan Portfolio	$1,359	06/25/2007
PowerShares Global Clean Energy Portfolio	$2,004	06/13/2007
PowerShares Global Water Portfolio	$33,726	06/13/2007
PowerShares International Listed Private Equity Portfolio	$16	09/27/2007

(1)  The PowerShares DWA Developed Markets Technical Leaders Portfolio, PowerShares DWA Emerging Markets Technical Leaders Portfolio and PowerShares FTSE RAFI International Real Estate Portfolio had not commenced operations as of October 31, 2007.

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ADDITIONAL INFORMATION CONCERNING THE TRUST

The Trust is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Massachusetts business trust on October 10, 2006 pursuant to a Declaration of Trust (the "Declaration").

The Trust is authorized to issue an unlimited number of shares in one or more series or "funds." The Trust currently is comprised of 28 funds. The Board of Trustees of the Trust has the right to establish additional series in the future, to determine the preferences, voting powers, rights and privileges thereof and to modify such preferences, voting powers, rights and privileges, and terminate any series without shareholder approval.

Each Share issued by a Fund has a pro rata interest in the assets of the Fund. Fund Shares have no preemptive, exchange, subscription or conversion rights except as may be determined by the Trustees and are freely transferable. Each Share of a Fund is entitled to participate equally in dividends and distributions declared by the Board with respect to the Fund, and in the net distributable assets of the Fund on liquidation.

Shareholders are entitled to vote on any matter as required by the 1940 Act or other applicable laws but otherwise the Trustees are permitted to take any action without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the Trust's Declaration of Trust in any respect or authorize the merger or consolidation of the Trust or any Fund into another trust or entity, reorganize the Trust, or any Fund into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any Fund to another entity, or a series or class of another entity, or terminate the Trust or any Fund.

A Fund is not required to hold an annual meeting of shareholders, but the Fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration of Trust.

Each Share has one vote with respect to matters upon which a shareholder vote is required consistent with the requirements of the 1940 Act and the rules promulgated thereunder. Shares of all funds, including the Funds, of the Trust vote together as a single class except as otherwise required by the 1940 Act, or if the matter being voted on affects only a particular fund, and, if a matter affects a particular fund differently from other funds, the shares of that fund will vote separately on such matter.

The Trust's Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have agreed to be bound by the provisions of the Declaration. The holders of Fund shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to the Fund or as otherwise determined by the Trustees, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation or as the Trustees may otherwise determine.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Trust's Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

The Trust's Declaration also provides that a Trustee acting in his or her capacity of trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. The Declaration further provides that a Trustee or officer is liable to the Trust or its shareholders only for his or her bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties, and shall not be liable for errors of judgment or mistakes of fact or law. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

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The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

The Trust's Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to a Fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by the complaining shareholder must first be made on the Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the Trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Fund, the Trustees are required to reject the demand and the complaining shareholder may not proceed with the derivative action unless the shareholder is able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Fund. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees.

If a demand is rejected, the complaining shareholder will be responsible for the costs and expenses (including attorneys' fees) incurred by the Fund in connection with the consideration of the demand, if a court determines that the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the Fund's costs, including attorneys' fees.

The Declaration further provides that a Fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay on the basis of hourly rates shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against a Fund be brought only in a certain federal court in Illinois, or if not permitted to be brought in federal court, then in an Illinois state court, and that the right to jury trial be waived to the full extent permitted by law.

The Trust does not have information concerning the beneficial ownership of Shares held by DTC Participants (as defined below).

Shareholders may make inquiries by writing to the Trust, c/o the Distributor, A I M Distributors, Inc., 11 Greenway Plaza, Suite 100, Houston, Texas 77046-1173.

Control Persons. The following tables set forth the name, address and percentage of ownership of each person who is known by the Trust to own, of record or beneficially, 5% or more of each Fund's outstanding equity securities as of January 31, 2008:

POWERSHARES DWA DEVELOPED MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
First Clearing 901 E. Byrd Street Richmond, VA 23219	27.08%
Citigroup 333 W. 34th Street New York, NY 10001	23.03%
Raymond 880 Carilion Parkway St. Petersburg, FL 33716	12.70%
Goldman LP 30 Hudson Street Jersey City, NJ 07302	7.55%

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POWERSHARES DWA EMERGING MARKETS TECHNICAL LEADERS PORTFOLIO

Name & Address	% Owned
Citigroup 333 W. 34th Street New York, NY 10001	30.24%
First Clearing 901 E. Byrd Street Richmond, VA 23219	15.49%
UBS Financial 1200 Harbor Blvd. Weehawken, NJ 07086	7.16%
National Financial Services 200 Liberty Street New York, NY 10281	6.67%
Raymond 880 Carilion Parkway St. Petersburg, FL 33716	6.35%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	5.07%

POWERSHARES DYNAMIC ASIA PACIFIC PORTFOLIO

Name & Address	% Owned
National Financial Services 200 Liberty Street New York, NY 10281	9.81%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	9.60%
The Bank of New York Mellon Corporation One Wall Street New York, NY 10286	8.98%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	8.35%
Citigroup 333 W. 34th Street New York, NY 10001	7.89%
Morgan Stanley Dean Witter 1221 Avenue of the Americas New York, NY 10020	6.81%
Goldman LP 30 Hudson Street Jersey City, NJ 07302	6.15%
Charles Schwab 211 Main Street San Francisco, CA 94105	6.03%

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POWERSHARES DYNAMIC DEVELOPED INTERNATIONAL OPPORTUNITIES PORTFOLIO

Name & Address	% Owned
Pershing 1 Pershing Plaza Jersey City, NJ 07399	21.91%
Charles Schwab 211 Main Street San Francisco, CA 94105	18.16%
Citigroup 333 W. 34th Street New York, NY 10001	14.23%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	8.07%
First Clearing 901 E. Byrd Street Richmond, VA 23219	6.12%
National Financial Services 200 Liberty Street New York, NY 10281	5.87%
American Express Investments 2178 AXP Financial Center Minneapolis, MN 55474	5.25%

POWERSHARES DYNAMIC EUROPE PORTFOLIO

Name & Address	% Owned
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	28.93%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	21.91%
Citigroup 333 W. 34th Street New York, NY 10001	6.03%
Charles Schwab 211 Main Street San Francisco, CA 94105	5.52%
TD AMERITRADE Holding Corporation 4211 South 102nd Street Omaha, NE 68125	5.30%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN PORTFOLIO

Name & Address	% Owned
Goldman LP 30 Hudson Street Jersey City, NJ 07302	21.62%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	11.79%

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Name & Address	% Owned
Charles Schwab 211 Main Street San Francisco, CA 94105	11.50%
Morgan Stanley Dean Witter 1221 Avenue of the Americas New York, NY 10020	8.95%
First Clearing 901 E. Byrd Street Richmond, VA 23219	8.50%
National Financial Services 200 Liberty Street New York, NY 10281	6.97%
Brown Brothers 525 Washington Avenue Jersey City, NJ 07302	5.07%

POWERSHARES FTSE RAFI ASIA PACIFIC EX-JAPAN SMALL-MID PORTFOLIO

Name & Address	% Owned
Goldman LP 30 Hudson Street Jersey City, NJ 07302	35.74%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	17.56%
Bear Stearns One Metrotech North Brooklyn, NY 11201	13.44%

POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. PORTFOLIO

Name & Address	% Owned
Charles Schwab 211 Main Street San Francisco, CA 94105	20.51%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	14.14%
First Clearing 901 E. Byrd Street Richmond, VA 23219	9.82%
TD AMERITRADE Holding Corporation 4211 South 102nd Street Omaha, NE 68125	9.60%
National Financial Services 200 Liberty Street New York, NY 10281	7.14%
Citigroup 333 W. 34th Street New York, NY 10001	7.12%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	5.65%

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POWERSHARES FTSE RAFI DEVELOPED MARKETS EX-U.S. SMALL-MID PORTFOLIO

Name & Address	% Owned
Pershing 1 Pershing Plaza Jersey City, NJ 07399	16.74%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	15.10%
Goldman LP 30 Hudson Street Jersey City, NJ 07302	14.17%
The Bank of New York Mellon One Wall Street New York, NY 10286	13.62%
Charles Schwab 211 Main Street San Francisco, CA 94105	9.79%
National Financial Services 200 Liberty Street New York, NY 10281	6.28%
Suntrust Bank 303 Peachtree Street Northeast Atlanta, GA 30308	5.97%
TD AMERITRADE Holding Corporation 4211 South 102nd Street Omaha, NE 68125	5.77%

POWERSHARES FTSE RAFI EMERGING MARKETS PORTFOLIO

Name & Address	% Owned
Charles Schwab 211 Main Street San Francisco, CA 94105	12.29%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	9.28%
Bear Stearns One Metrotech North Brooklyn, NY 11201	9.14%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	7.92%
National Financial Services 200 Liberty Street New York, NY 10281	6.76%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	6.28%
American Express Investments 2178 AXP Financial Center Minneapolis, MN 55474	5.30%

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POWERSHARES FTSE RAFI EUROPE PORTFOLIO

Name & Address	% Owned
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	22.72%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	20.37%
Charles Schwab 211 Main Street San Francisco, CA 94105	12.25%
The Bank of New York Mellon Corporation One Wall Street New York, NY 10286	10.42%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	6.12%

POWERSHARES FTSE RAFI EUROPE SMALL-MID PORTFOLIO

Name & Address	% Owned
Goldman LP 30 Hudson Street Jersey City, NJ 07302	28.91%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	27.35%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	23.22%

POWERSHARES FTSE RAFI INTERNATIONAL REAL ESTATE PORTFOLIO

Name & Address	% Owned
Goldman LP 30 Hudson Street Jersey City, NJ 07302	79.84%
Raymond 880 Carilion Parkway St. Petersburg, FL 33716	5.73%
National Financial Services 200 Liberty Street New York, NY 10281	5.50%

POWERSHARES FTSE RAFI JAPAN PORTFOLIO

Name & Address	% Owned
Bear Stearns One Metrotech North Brooklyn, NY 11201	37.81%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	15.69%

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Name & Address	% Owned
The Bank of New York Mellon Corporation One Wall Street New York, NY 10286	12.14%
National Financial Services 200 Liberty Street New York, NY 10281	7.45%

POWERSHARES GLOBAL CLEAN ENERGY PORTFOLIO

Name & Address	% Owned
Charles Schwab 211 Main Street San Francisco, CA 94105	11.76%
National Financial Services 200 Liberty Street New York, NY 10281	10.43%
Citigroup 333 W. 34th Street New York, NY 10001	10.23%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	6.80%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	6.76%
UBS Financial 1200 Harbor Blvd. Weehawken, NJ 07086	5.43%
TD AMERITRADE Holding Corporation 4211 South 102nd Street Omaha, NE 68125	5.13%

POWERSHARES GLOBAL WATER PORTFOLIO

Name & Address	% Owned
Charles Schwab 211 Main Street San Francisco, CA 94105	11.03%
Pershing 1 Pershing Plaza Jersey City, NJ 07399	10.72%
National Financial Services 200 Liberty Street New York, NY 10281	7.93%
Citigroup 333 W. 34th Street New York, NY 10001	7.14%
Morgan Stanley Dean Witter 1221 Avenue of the Americas New York, NY 10020	6.72%
First Clearing 901 E. Byrd Street Richmond, VA 23219	6.52%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	6.29%

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POWERSHARES INTERNATIONAL LISTED PRIVATE EQUITY PORTFOLIO

Name & Address	% Owned
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	14.71%
Merrill Lynch 4 Corporate Place Piscataway, NJ 08854	13.54%
TD AMERITRADE Holding Corporation 4211 South 102nd Street Omaha, NE 68125	11.95%
Goldman LP 30 Hudson Street Jersey City, NJ 07302	11.26%
Charles Schwab 211 Main Street San Francisco, CA 94105	9.16%
National Financial Services 200 Liberty Street New York, NY 10281	6.53%
First Clearing 901 E. Byrd Street Richmond, VA 23219	6.33%

Book Entry Only System. The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Book Entry."

DTC Acts as Securities Depository for Fund Shares. Shares of the Funds are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC, a limited purpose trust company, was created to hold securities of its participants (the "DTC Participants") and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the NYSE, the AMEX and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the "Indirect Participants").

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as "Beneficial Owners") is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase and sale of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the Shares of the Funds held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such

34

DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Fund distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Fund Shares. DTC or its nominee, upon receipt of any such distributions, shall immediately credit DTC Participants' accounts with payments in amounts proportionate to their respective beneficial interests in Shares of the Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a "street name," and will be the responsibility of such DTC Participants.

The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may decide to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.

Proxy Voting. The Board of Trustees of the Trust has delegated responsibility for decisions regarding proxy voting for securities held by each Fund to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix A to this Statement of Additional Information. The Board of Trustees will periodically review each Fund's proxy voting record.

The Trust is required to disclose annually the Funds' complete proxy voting record on Form N-PX covering the period July 1 through June 30 and file it with the SEC no later than August 31. Form N-PX for the Funds also are available at no charge upon request by calling 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187. The Funds' Form N-PX will also be available on the SEC's website at www.sec.gov.

Quarterly Portfolio Schedule. The Trust is required to disclose, after its first and third fiscal quarters, the complete schedule of each Fund's portfolio holdings with the SEC on Form N-Q. The Trust will also disclose a complete schedule of each Fund's portfolio holdings with the SEC on Form N-CSR after its second and fourth quarters.

Form N-Q for the Funds are available on the SEC's website at http://www.sec.gov. The Funds' Form N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may be obtained by calling 202.942.8090. The Funds' Form N-Q and Form N-CSR are available without charge, upon request, by calling 630.933.9600 or 800.983.0903 or by writing to PowerShares Exchange-Traded Fund Trust II at 301 West Roosevelt Road, Wheaton, Illinois 60187.

Portfolio Holdings Policy. The Trust has adopted a policy regarding the disclosure of information about the Trust's portfolio holdings. The Board of Trustees of the Trust must approve all material amendments to this policy.

The Funds' portfolio holdings are publicly disseminated each day the Funds are open for business through financial reporting and news services, including publicly accessible Internet web sites. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchanges via the National Securities Clearing Corporation ("NSCC"). The basket represents one Creation Unit of each Fund. The Trust, the Adviser and the Exchanges will not disseminate non-public information concerning the Trust.

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Codes of Ethics. Pursuant to Rule 17j-1 under the 1940 Act, the Board of Trustees has adopted a Code of Ethics for the Trust and approved Codes of Ethics adopted by the Adviser and the Distributor (collectively the "Codes"). The Codes are intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from the person's employment activities and that actual and potential conflicts of interest are avoided.

The Codes apply to the personal investing activities of Trustees and officers of the Trust, the Adviser and the Distributor ("Access Persons"). Rule 17j-1 and the Codes are designed to prevent unlawful practices in connection with the purchase or sale of securities by Access Persons. Under the Codes, Access Persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. The Codes permit personnel subject to the Codes to invest in securities subject to certain limitations, including securities that may be purchased or held by a Fund. In addition, certain Access Persons are required to obtain approval before investing in initial public offerings or private placements. The Codes are on file with the SEC, and are available to the public.

CREATION AND REDEMPTION OF CREATION UNIT AGGREGATIONS

Creation. The Trust issues and sells Shares of each Fund only in Creation Unit Aggregations on a continuous basis through the Distributor, without a sales load, at their NAVs next determined after receipt, on any Business Day (as defined below), of an order in proper form.

A "Business Day" is any day on which the NYSE is open for business. As of the date of this Statement of Additional Information, the NYSE observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Washington's Birthday, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Deposit of Securities and Deposit or Delivery of Cash. The consideration for purchase of Creation Unit Aggregations of a Fund generally consists of the in-kind deposit of a designated portfolio of equity securities (the "Deposit Securities") per each Creation Unit Aggregation constituting a substantial replication of the securities included in the Underlying Index ("Fund Securities") and an amount of cash (the "Cash Component") computed as described below. Together, the Deposit Securities and the Cash Component constitute the "Fund Deposit," which represents the minimum initial and subsequent investment amount for a Creation Unit Aggregation of a Fund.

The Cash Component is sometimes also referred to as the "Balancing Amount." The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit Aggregation and the Deposit Amount (as defined below). The Cash Component is an amount equal to the difference between the NAV of the Fund Shares (per Creation Unit Aggregation) and the "Deposit Amount"—an amount equal to the market value of the Deposit Securities. If the Cash Component is a positive number (i.e., the NAV per Creation Unit Aggregation exceeds the Deposit Amount), the creator will deliver the Cash Component. If the Cash Component is a negative number (i.e., the NAV per Creation Unit Aggregation is less than the Deposit Amount), the creator will receive the Cash Component.

The Custodian, through the NSCC, makes available on each Business Day, prior to the opening of business on the Exchanges (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund.

Such Fund Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Unit Aggregations of the Fund until such time as the next announced composition of the Deposit Securities is made available.

The identity and number of shares of the Deposit Securities required for a Fund Deposit for a Fund changes as rebalancing adjustments and corporate action events are reflected within the Fund from time to time by the Adviser, with a view to the investment objective of the Fund. The composition of the Deposit Securities may also change in response to adjustments to the weighting or composition of the securities of the Underlying Index. In addition, the Trust reserves the right to permit or require the substitution of an amount of cash—i.e., a "cash in lieu" amount—to

36

be added to the Cash Component to replace any Deposit Security that may not be available in sufficient quantity for delivery or that may not be eligible for transfer through the systems of DTC or the Clearing Process (discussed below), or which might not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting or other relevant reason. Brokerage commissions incurred in connection with the acquisition of Deposit Securities not eligible for transfer through the systems of DTC, and hence not eligible for transfer through the Clearing Process (discussed below), will be at the expense of the Fund and will affect the value of all Shares; but the Adviser, subject to the approval of the Board of Trustees, may adjust the transaction fee within the parameters described above to protect ongoing shareholders. The adjustments described above will reflect changes known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit, in the composition of the Underlying Index or resulting from certain corporate actions.

In addition to the list of names and numbers of securities constituting the current Deposit Securities of a Fund Deposit, the Custodian, through the NSCC, also makes available on each Business Day, the estimated Cash Component, effective through and including the previous Business Day, per outstanding Creation Unit Aggregation of the Fund.

Procedures for Creation of Creation Unit Aggregations. To be eligible to place orders with the Distributor and to create a Creation Unit Aggregation of a Fund, an entity must be (i) a "Participating Party," i.e., a broker dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the "Clearing Process"), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see the Book Entry Only System section), and, in each case, must have executed an agreement with the Distributor, with respect to creations and redemptions of Creation Unit Aggregations ("Participant Agreement") (discussed below). A Participating Party and DTC Participant are collectively referred to as an "Authorized Participant." Investors should contact the Distributor for the names of Authorized Participants that have signed a Participant Agreement. All Fund Shares, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

All orders to create Creation Unit Aggregations must be received by the Distributor no later than the closing time of the regular trading session on the NYSE ("Closing Time") (ordinarily 4:00 p.m., Eastern time) in each case on the date such order is placed in order for creation of Creation Unit Aggregations to be effected based on the NAV of Shares of a Fund as next determined on such date after receipt of the order in proper form. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time on the trade date. A custom order may be placed by an Authorized Participant in the event that the Trust permits or requires the substitution of an amount of cash to be added to the Cash Component to replace any Deposit Security which may not be available in sufficient quantity for delivery or which may not be eligible for trading by such Authorized Participant or the investor for which it is acting or other relevant reason. The date on which an order to create Creation Unit Aggregations (or an order to redeem Creation Unit Aggregations, as discussed below) is placed is referred to as the "Transmittal Date." Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement, as described below (see the "Placement of Creation Orders Using Clearing Process" and the "Placement of Creation Orders Outside Clearing Process" sections). Severe economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Distributor or an Authorized Participant.

All orders from investors who are not Authorized Participants to create Creation Unit Aggregations shall be placed with an Authorized Participant, as applicable, in the form required by such Authorized Participant. In addition, the Authorized Participant may request the investor to make certain representations or enter into agreements with respect to the order, e.g., to provide for payments of cash, when required. Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to create Creation Unit Aggregations of a Fund have to be placed by the investor's broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker dealers that have executed a Participant Agreement. Those placing orders for Creation Unit Aggregations through the Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date. Orders for Creation Unit Aggregations that are effected outside the Clearing Process are likely

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to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the Clearing Process. Those persons placing orders outside the Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Securities and Cash Component.

For domestic securities, orders to create Creation Units of the Funds may be placed through the Clearing Process utilizing procedures applicable to domestic funds ("Domestic Funds") (see "—Placement of Creation Orders Using Clearing Process") or outside the Clearing Process utilizing the procedures applicable to domestic funds. For foreign securities orders, most will be placed outside of the clearing process utilizing the procedures applicable for foreign funds (see "—Placement of Creation Orders Outside Clearing Process—Domestic Funds" and "—Placement of Creation Orders Outside Clearing Process—Foreign Funds").

Placement of Creation Orders Using Clearing Process. The Clearing Process is the process of creating or redeeming Creation Unit Aggregations through the Continuous Net Settlement System of the NSCC. Fund Deposits made through the Clearing Process must be delivered through a Participating Party that has executed a Participant Agreement. The Participant Agreement authorizes the Distributor to transmit through the Custodian to NSCC, on behalf of the Participating Party, such trade instructions as are necessary to effect the Participating Party's creation order. Pursuant to such trade instructions to NSCC, the Participating Party agrees to deliver the requisite Deposit Securities and the Cash Component to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Unit Aggregations through the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside Clearing Process—Domestic Funds. Fund Deposits made outside the Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement pre-approved by the Adviser and the Distributor. A DTC Participant who wishes to place an order creating Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Unit Aggregations will instead be effected through a transfer of securities and cash directly through DTC. The Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities through DTC to the account of the Fund by no later than 11:00 a.m., Eastern time, of the next Business Day immediately following the Transmittal Date.

All questions as to the number of Deposit Securities to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Trust, whose determination shall be final and binding. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 2:00 p.m., Eastern time, on the next Business Day immediately following such Transmittal Date. An order to create Creation Unit Aggregations outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required Deposit Securities and the Cash Component by 11:00 a.m. and 2:00 p.m., respectively, on the next Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current Deposit Securities and Cash Component. The delivery of Creation Unit Aggregations so created will occur no later than the third (3rd) Business Day following the day on which the purchase order is deemed received by the Distributor.

Additional transaction fees may be imposed with respect to transactions effected outside the Clearing Process (through a DTC participant) and in the limited circumstances in which any cash can be used in lieu of Deposit Securities to create Creation Units. (See "Creation Transaction Fee" section below.)

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Placement of Creation Orders Outside Clearing Process—Foreign Funds. A standard creation order must be placed by 4:00 p.m., Eastern time, for purchases of Shares. In the case of custom orders, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. The Distributor will inform the Transfer Agent, the Adviser and the Custodian upon receipt of a creation order. The Custodian will then provide such information to the appropriate sub-custodian.

The Custodian shall cause the sub-custodian for each Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, the securities included in the Fund Deposit (or the cash value of all or part of such of such securities, in the case of a permitted or required cash purchase or "cash in lieu" amount), with any appropriate adjustments as advised by the Trust. Deposit Securities must be delivered to an account maintained at the applicable local sub-custodian(s). Orders to purchase Creation Unit Aggregations must be received by the Distributor from an Authorized Participant on its behalf or another investor's behalf by the closing time of the regular trading session on the Exchange on the relevant Business Day. However, when a relevant local market is closed due to local market holidays, the local market settlement process will not commence until the end of the local holiday period. Settlement must occur by 2:00 p.m., Eastern time, on the contractual settlement date.

The Authorized Participant must also make available no later than 2:00 p.m., Eastern time, on the contractual settlement date, by means approved by the Trust, immediately available or same day funds sufficient to the Trust to pay the Cash Component next determined after acceptance of the purchase order, together with the applicable purchase transaction fee. Any excess funds will be returned following settlement of the issue of the Creation Unit Aggregation.

In accordance with each Fund's Participant Agreement, Creation Unit Aggregations will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Fund Deposits have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 115%, which the Investment Adviser may change from time to time of the value of the missing Deposit Securities. Such cash collateral must be delivered no later than 2:00 p.m., Eastern time, on the contractual settlement date. The Participant Agreement will allow the Fund to purchase the missing Deposit Securities at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such securities and the value of the collateral.

Acceptance of Orders for Creation Unit Aggregations. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the investor(s), upon obtaining the Fund Shares ordered, would own 80% or more of the currently outstanding shares of any Fund; (iii) the Deposit Securities delivered are not as disseminated for that date by the Custodian, as described above; (iv) acceptance of the Deposit Securities would have certain adverse tax consequences to the Fund; (v) acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (vi) acceptance of the Fund Deposit would otherwise, in the discretion of the Trust or the Adviser, have an adverse effect on the Trust or the rights of beneficial owners; or (vii) in the event that circumstances outside the control of the Trust, the Custodian, the Distributor and the Adviser make it for all practical purposes impossible to process creation orders. Examples of such circumstances include acts of God; public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Adviser, the Distributor, DTC, NSCC, the Custodian or sub-custodian or any other participant in the creation process, and similar extraordinary events. The Distributor shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of such prospective creator of its rejection of the order of such person. The Trust, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall any of them incur any liability for the failure to give any such notification.

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All questions as to the number of shares of each security in the Deposit Securities and the validity, form, eligibility, and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust's determination shall be final and binding.

Creation Transaction Fee. Investors will be required to pay a fixed creation transaction fee, described below, payable to BONY regardless of the number of creations made each day. An additional charge of up to four times the fixed transaction fee (expressed as a percentage of the value of the Deposit Securities) may be imposed for cash creations (to offset the Trust's brokerage and other transaction costs associated with using cash to purchase the requisite Deposit Securities). Investors are responsible for the costs of transferring the securities constituting the Deposit Securities to the account of the Trust.

The Standard Creation/Redemption Transaction Fee for the PowerShares DWA Developed Markets Technical Leaders Portfolio will be $1,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares DWA Developed Markets Technical Leaders Portfolio will be $6,000. The Standard Creation/Redemption Transaction Fee for the PowerShares DWA Emerging Markets Portfolio will be $2,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares DWA Emerging Markets Portfolio will be $10,000. The Standard Creation/Redemption Transaction Fee for the PowerShares Dynamic Asia Pacific Portfolio will be $3,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares Dynamic Asia Pacific Portfolio will be $14,000. The Standard Creation/Redemption Transaction Fee for the PowerShares Dynamic Developed International Opportunities Portfolio will be $3,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares Dynamic Developed International Opportunities Portfolio will be $12,000. The Standard Creation/Redemption Transaction Fee for the PowerShares Dynamic Europe Portfolio will be $2,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares Dynamic Europe Portfolio will be $10,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio will be $3,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Asia Pacific ex-Japan Portfolio will be $14,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio will be $5,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Asia Pacific ex-Japan Small-Mid Portfolio will be $20,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio will be $17,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Developed Markets ex-U.S. Portfolio will be $70,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio will be $23,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Developed Markets ex-U.S. Small-Mid Portfolio will be $92,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Emerging Markets Portfolio will be $9,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Emerging Markets Portfolio will be $36,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Europe Portfolio will be $10,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Europe Portfolio will be $40,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Europe Small-Mid Portfolio will be $13,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Europe Small-Mid Portfolio will be $52,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI International Real Estate Portfolio will be $2,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI International Real Estate Portfolio will be $8,000. The Standard Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Japan Portfolio will be $4,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares FTSE RAFI Japan Portfolio will be $18,000. The Standard Creation/Redemption Transaction Fee for the PowerShares Global Clean Energy Portfolio will be $1,500. The Maximum Creation/Redemption Transaction Fee for the PowerShares Global Clean Energy Portfolio will be $6,000. The Standard Creation/Redemption Transaction Fee for the PowerShares Global Water Portfolio will be $1,000. The Maximum Creation/Redemption Transaction Fee for the PowerShares Global Water Portfolio will be $4,000. The Standard Creation/Redemption Transaction Fee for the PowerShares International Listed Private Equity Portfolio will be $750. The Maximum Creation/Redemption Transaction Fee for the PowerShares International Listed Private Equity Portfolio will be $3,000.

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Redemption of Fund Shares in Creation Units Aggregations. Fund Shares may be redeemed only in Creation Unit Aggregations at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Transfer Agent and only on a Business Day. A Fund will not redeem Shares in amounts less than Creation Unit Aggregations. Beneficial owners must accumulate enough Shares in the secondary market to constitute a Creation Unit Aggregation in order to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit Aggregation. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Fund Shares to constitute a redeemable Creation Unit Aggregation.

With respect to a Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the identity of the Fund Securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as described below) on that day. Fund Securities received on redemption may not be identical to Deposit Securities that are applicable to creations of Creation Unit Aggregations.

Unless cash redemptions are available or specified for a Fund, the redemption proceeds for a Creation Unit Aggregation generally consist of Fund Securities—as announced on the Business Day of the request for redemption received in proper form—plus or minus cash in an amount equal to the difference between the NAV of the Fund Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the "Cash Redemption Amount"), less a redemption transaction fee as listed above. In the event that the Fund Securities have a value greater than the NAV of the Fund Shares, a compensating cash payment equal to the difference is required to be made by or through an Authorized Participant by the redeeming shareholder.

The right of redemption may be suspended or the date of payment postponed (i) for any period during which the relevant Exchange is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the relevant Exchange is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares of the Fund or determination of a Fund's NAV is not reasonably practicable; or (iv) in such other circumstances as is permitted by the SEC.

Redemption Transaction Fee. A redemption transaction fee is imposed to offset transfer and other transaction costs that may be incurred by a Fund. An additional variable charge for cash redemptions (when cash redemptions are available or specified) for a Fund may be imposed. Investors will also bear the costs of transferring the Fund Securities from the Trust to their account or on their order. Investors who use the services of a broker or other such intermediary in addition to an Authorized Participant to effect a redemption of a Creation Unit Aggregation may be charged an additional fee of up to four times the fixed transaction fee for such services. The redemption transaction fees for a Fund are the same as the creation fees set forth above.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Unit Aggregations must be delivered through an Authorized Participant that has executed a Participant Agreement. Investors other than Authorized Participants are responsible for making arrangements for an order to redeem to be made through an Authorized Participant. An order to redeem Creation Unit Aggregations is deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Custodian not later than the Closing Time on the Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

An order to redeem Creation Unit Aggregations using the Clearing Process made in proper form but received by the Trust after 4:00 p.m., Eastern time, will be deemed received on the next Business Day immediately following the Transmittal Date and will be effected at the NAV next determined on such next Business Day. The requisite Fund Securities and the Cash Redemption Amount will be transferred by the third NSCC Business Day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process—Domestic Funds. Orders to redeem Creation Unit Aggregations outside the Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Unit Aggregations to be effected outside the Clearing Process does not need to be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Unit Aggregations will instead be effected through transfer of Fund Shares directly through DTC. An order to redeem

41

Creation Unit Aggregations outside the Clearing Process is deemed received by the Trust on the Transmittal Date if (i) such order is received by the Transfer Agent not later than 4:00 p.m., Eastern time on such Transmittal Date; (ii) such order is accompanied or followed by the requisite number of Shares of the Fund, which delivery must be made through DTC to the Custodian no later than 11:00 a.m., Eastern time (for the Fund Shares), on the next Business Day immediately following such Transmittal Date (the "DTC Cut-Off-Time") and 2:00 p.m., Eastern time, for any Cash Component, if any owed to the Fund; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed an order for redemption outside the Clearing Process received, the Trust will initiate procedures to transfer the requisite Fund Securities which are expected to be delivered within three Business Days and the Cash Redemption Amount, if any owed to the redeeming Beneficial Owner to the Authorized Participant on behalf of the redeeming Beneficial Owner by the third Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

Placement of Redemption Orders Outside Clearing Process—Foreign Funds. A standard order for redemption must be received by 4:00 p.m., Eastern time, for redemptions of Shares. In the case of custom redemptions, the order must be received by the Distributor no later than 3:00 p.m., Eastern time. Arrangements satisfactory to the Trust must be in place for the Participating Party to transfer the Creation Units through DTC on or before the settlement date. Redemptions of Shares for Fund Securities will be subject to compliance with applicable U.S. federal and state securities laws and the Funds (whether or not it otherwise permits cash redemptions) reserve the right to redeem Creation Units for cash to the extent that the Funds could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Deposit Securities under such laws.

The delivery of Fund Securities to redeeming investors generally will be made within three Business Days. However, due to the schedule of holidays in certain countries, the delivery of in-kind redemption proceeds may take longer than three Business Days after the day on which the redemption request is received in proper form. In such cases, the local market settlement procedures will not commence until the end of the local holiday periods. See "Regular Holidays" for a list of the local holidays in the foreign countries relevant to the Funds.

A redeeming Beneficial Owner, or Authorized Participant acting on behalf of such Beneficial Owner, when taking delivery of shares of Fund Securities upon redemption of shares of the Funds must maintain appropriate security arrangements with a qualified broker-dealer, bank or other custody provider in each jurisdiction in which any of the Fund Securities are customarily traded, to which account the Fund Securities will be delivered.

In accordance with the relevant Authorized Participant's agreement, in the event that the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit Aggregation to be redeemed to the Fund's Transfer Agent, the Distributor will nonetheless accept the redemption request in reliance on the undertaking by the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant to deliver the missing shares as soon as possible. Such understanding shall be secured by the Authorized Participant's delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) at least equal to 115% of the value of the missing shares, which the Investment Adviser may change from time to time.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately-available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any relevant sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Authorized Participant's agreement will permit the Trust, on behalf of the relevant Fund, to purchase the missing shares or acquire the Deposit Securities and the Cash Component underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Trust of purchasing such shares, Deposit Securities or Cash Component and the value of the collateral.

The calculation of the value of the Fund Securities and the Cash Redemption Amount to be delivered/received upon redemption will be made by the Custodian according to the procedures set forth under Determination of NAV computed on the Business Day on which a redemption order is deemed received by the

42

Trust. Therefore, if a redemption order in proper form is submitted to the Transfer Agent by a DTC Participant not later than Closing Time on the Transmittal Date, and the requisite number of Shares of the Fund are delivered to the Custodian prior to the DTC Cut-Off-Time, then the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be determined by the Custodian on such Transmittal Date. If, however, a redemption order is submitted to the Custodian by a DTC Participant not later than the Closing Time on the Transmittal Date, but either (i) the requisite number of Shares of the relevant Fund are not delivered by the DTC Cut-Off-Time, as described above, on the Transmittal Date, or (ii) the redemption order is not submitted in proper form, then the redemption order will not be deemed received as of the Transmittal Date. In such case, the value of the Fund Securities and the Cash Redemption Amount to be delivered/received will be computed on the Business Day that the order is deemed received by the Trust, i.e., the Business Day on which the Fund Shares of the relevant Fund are delivered through DTC to the Custodian by the DTC Cut-Off-Time on such Business Day pursuant to a properly submitted redemption order.

If it is not possible to effect deliveries of the Fund Securities, the Trust may in its discretion exercise its option to redeem such Fund Shares in cash, and the redeeming Beneficial Owner will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that a Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Fund Shares based on the NAV of Shares of the relevant Fund next determined after the redemption request is received in proper form (minus a redemption transaction fee and additional charge for requested cash redemptions specified above, to offset the Fund's brokerage and other transaction costs associated with the disposition of Fund Securities). A Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities, or cash lieu of some securities added to the Cash Component, but in no event will the total value of the securities delivered and the cash transmitted differ from the NAV. Redemptions of Fund Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and the Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Unit Aggregations for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of a Creation Unit Aggregation may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming Beneficial Owner of the Fund Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment, beneficial ownership of shares or delivery instructions.

Regular Holidays. Each Fund generally intends to effect deliveries of Creation Units and Portfolio Securities on a basis of "T" plus three Business Days (i.e., days on which the national securities exchange is open). Each Fund may effect deliveries of Creation Units and Portfolio Securities on a basis other than T plus three or T plus two in order to accommodate local holiday schedules, to account for different treatment among foreign and U.S. markets of dividend record dates and ex-dividend dates or under certain other circumstances. The ability of the Trust to effect in-kind creations and redemptions within three Business Days of receipt of an order in good form is subject, among other things, to the condition that, within the time period from the date of the order to the date of delivery of the securities, there are no days that are holidays in the applicable foreign market. For every occurrence of one or more intervening holidays in the applicable foreign market that are not holidays observed in the U.S. equity market, the redemption settlement cycle will be extended by the number of such intervening holidays. In addition to holidays, other unforeseeable closings in a foreign market due to emergencies may also prevent the Trust from delivering securities within the normal settlement period.

The securities delivery cycles currently practicable for transferring portfolio securities to redeeming investors, coupled with foreign market holiday schedules, will require a delivery process longer than seven calendar days for some Funds, in certain circumstances. The holidays applicable to each Fund during such periods are listed below, as are instances where more than seven days will be needed to deliver redemption proceeds. Although certain holidays may occur on different dates in subsequent years, the number of days required to deliver redemption proceeds in any given year is not expected to exceed the maximum number of days listed below for each Fund. The proclamation of new holidays, the treatment by market participants of certain days as

43

"informal holidays" (e.g., days on which no or limited securities transactions occur, as a result of substantially shortened trading hours), the elimination of existing holidays or changes in local securities delivery practices, could affect the information set forth herein at some time in the future.

The dates in calendar year 2008 in which the regular holidays affecting the relevant securities markets of the below listed countries are as follows:

ARGENTINA
Jan.1	May 1	Nov. 6

March 20	June 6	Dec. 24

March 21	July 9	Dec. 25

March 31	August 18	Dec. 31

AUSTRALIA
Jan.1	March 21	May 19	August 13

Jan.28	March 24	June 2	October 6

March 3	April 25	June 9	Nov. 4

March 10	May 5	August 4	Dec. 25

Dec. 26

AUSTRIA
Jan.1	May 12	Dec. 24

March 21	May 22	Dec. 25

March 24	August 15	Dec. 26

May 1	Dec. 8	Dec. 31

BELGIUM
Jan.1	May 2	Nov. 11

March 21	May 17	Dec. 25

March 24	July 21	Dec. 26

May 1	August 15

BRAZIL
Jan.1	March 21	July 9	Dec. 31

Jan.25	April 21	Nov. 20

Feb. 4	May 1	Dec. 24

Feb. 5	May 22	Dec. 25

CANADA
Jan.1	May 21	Sept. 3	Dec. 26

Jan.2	June 25	October 8

Feb. 19	July 2	Nov. 12

April 6	August 6	Dec. 25

CHILE
Jan.1	August 15	Dec. 25

March 21	Sept. 18	Dec. 31

May 1	Sept. 19

May 21	Dec. 8

CHINA
Jan.1	Feb. 11	May 7	October 6

Jan.21	Feb. 12	May 26	October 7

Feb. 4	Feb. 13	July 4	October 13

Feb. 5	May 1	Sept. 1	Nov. 11

Feb. 6	May 2	October 1	Nov. 27

Feb. 7	May 5	October 2	Dec. 25

Feb. 8	May 6	October 3

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DENMARK
Jan.1	April 18	Dec. 24

March 20	May 1	Dec. 25

March 21	May 12	Dec. 26

March 24	June 5	Dec. 31

FINLAND
Jan.1	June 20	Dec. 31

March 21	Dec. 24

March 24	Dec. 25

May 1	Dec. 26

FRANCE
Jan.1	May 8	Dec. 25

March 21	June 14	Dec. 26

March 24	August 15

May 1	Nov. 11

GERMANY
Jan.1	May 1	October 3	Dec. 31

Feb. 4	May 12	Dec. 24

March 21	May 22	Dec. 25

March 24	August 15	Dec. 26

GREECE
Jan.1	March 25	June 16	Dec. 26

March 10	April 25	August 15

March 21	April 28	October 28

March 24	May 1	Dec. 25

HONG KONG
Jan.1	March 24	July 1	Dec. 25

Feb. 6	April 4	Sept. 15	Dec. 26

Feb. 7	May 1	October 1	Dec. 31

Feb. 8	May 12	October 7

March 21	June 9	Dec. 24

INDONESIA
Jan.1	April 7	Sept. 29	Dec. 25

Jan.10	May 1	October 1	Dec. 26

Jan.11	May 20	October 2	Dec. 29

Feb. 7	July 28	October 3	Dec. 31

March 20	July 30	Dec. 8

March 21	August 18	Dec. 24

IRELAND
Jan.1	May 1	October 27	Dec. 29

March 17	May 5	Dec. 24

March 21	June 2	Dec. 25

March 24	August 4	Dec. 26

ITALY
Jan.1	June 2	Dec. 25

March 21	August 15	Dec. 26

April 25	Dec. 8	Dec. 31

May 1	Dec. 24

JAPAN
Jan.1	Feb. 11	July 21	Nov. 3

Jan.2	March 20	Sept. 15	Nov. 24

Jan.3	April 29	Sept. 23	Dec. 23

Jan.14	May 5	October 13	Dec. 31

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MALAYSIA
Jan.1	March 20	Sept. 1	Dec. 8

Jan.10	May 1	October 1	Dec. 25

Feb. 1	May 19	October 2	Dec. 29

Feb. 6	May 20	October 3

Feb. 7	May 30	October 27

Feb. 8	June 7	October 28

MEXICO
Jan.1	March 21	Nov. 20

Feb. 4	May 1	Dec. 12

March 17	Sept. 16	Dec. 25

March 20	Nov. 17

NETHERLANDS
Jan.1	May 1

March 21	May 12

March 24	Dec. 25

April 30	Dec. 26

NEW ZEALAND
Jan.1	Feb. 6	June 2

Jan.2	March 21	October 27

Jan.21	March 24	Dec. 25

Jan.28	April 25	Dec. 26

NORWAY
Jan.1	May 1	Dec. 26

March 20	May 12	Dec. 31

March 21	Dec. 24

March 24	Dec. 25

PHILIPPINES
Jan.1	June 12	Dec. 25

Feb. 25	August 21	Dec. 30

March 20	October 1	Dec. 31

March 21	Dec. 24

PORTUGAL
Jan.1	April 25	June 13	Dec. 25

Feb. 5	May 1	Dec. 1	Dec. 26

March 21	May 22	Dec. 8

March 24	June 10	Dec. 24

SINGAPORE
Jan.1	May 1	October 1	Dec. 17

Feb. 7	May 19	October 27	Dec. 25

Feb. 8	May 20	October 28

March 21	August 9	Dec. 8

SOUTH AFRICA
Jan.1	May 1	Dec. 25

March 21	June 16	Dec. 26

March 24	Sept. 24

April 28	Dec. 16

SOUTH KOREA
Jan.1	April 10	July 17	Dec. 31

Feb. 6	May 1	August 15

Feb. 7	May 5	Sept. 5

Feb. 8	May 12	October 3

April 9	June 6	Dec. 25

46

SPAIN
Jan.1	March 24	July 25	Dec. 26

Jan.7	May 1	August 15

March 20	May 2	Dec. 8

March 21	May 15	Dec. 25

SWEDEN
Jan.1	June 6	Dec. 26

March 21	June 20	Dec. 31

March 24	Dec. 24

May 1	Dec. 25

SWITZERLAND
Jan.1	May 1	Sept. 11	Dec. 31

Jan.2	May 12	Dec. 8

March 19	May 22	Dec. 24

March 21	August 1	Dec. 25

March 24	August 15	Dec. 26

TAIWAN
Jan.1	Feb. 7	April 4

Feb. 4	Feb. 8	May 1

Feb. 5	Feb. 11	June 9

Feb. 6	Feb. 28	October 10

THAILAND
Jan.1	April 15	July 1	Dec. 5

Feb. 20	May 1	July 18	Dec. 10

April 7	May 5	August 12

April 14	May 20	October 23

UNITED KINGDOM
Jan.1	May 26

March 21	August 25

March 24	Dec. 25

May 5	Dec. 26

UNITED STATES
Jan.1	May 26	Nov. 11

Jan.21	July 4	Nov. 27

Feb. 18	Sept. 1	Dec. 25

March 21	October 13

VENEZUELA
Jan.1	May 1	August 18

Feb. 4	May 5	Dec. 8

Feb. 5	May 26	Dec. 25

March 19	June 24

March 20	July 24

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SETTLEMENT PERIODS GREATER THAN SEVEN DAYS FOR YEAR 2008

	Beginning of Settlement Period	End of Settlement Period	Days in Settlement Period
Argentina	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
China	02/04/08	02/14/08	10
	02/05/08	02/15/08	10
	02/06/08	02/18/08	12
	04/28/08	05/08/08	10
	04/29/08	05/09/08	10
	04/30/08	05/12/08	12
	09/26/08	10/08/08	12
	09/29/08	10/09/08	10
	09/30/08	10/10/08	10
Croatia	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	01/02/09	10
Czech Republic	12/19/08	12/29/08	10
	12/22/08	12/30/08	8
	12/23/08	12/31/08	8
Denmark	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Finland	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Indonesia	09/26/08	10/06/08	10
	09/29/08	10/07/08	8
	09/30/08	10/08/07	8
Japan	12/26/08	01/05/09	10
	12/29/08	01/06/09	8
	12/30/08	01/07/09	8
Mexico	03/14/08	03/24/08	10
Norway	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Philippines	12/24/08	01/02/09	9
Russia *	12/26/07	01/08/08	13
	12/27/07	01/09/08	13
	12/28/07	01/10/08	13
Sweden	03/17/08	03/25/08	8
	03/18/08	03/26/08	8
	03/19/08	03/27/08	8
Turkey	12/04/08	12/12/08	8
	12/05/08	12/15/08	10
Venezuela	03/14/08	03/24/08	10
	03/17/08	03/25/08	8
	03/18/08	03/26/08	8

*  Settlement cycle in Russia is negotiated on a deal by deal basis. Above data reflects a hypothetical T + 3 Cycle Covers market closings that have been confirmed as of 11/1/07. Holidays are subject to change without notice.

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TAXES

Each Fund intends to qualify for and to elect to be treated as a regulated investment company (a "RIC") under Subchapter M of the Internal Revenue Code. To qualify for treatment as a RIC, a company must annually distribute at least 90% of its net investment company taxable income (which includes dividends, interest and net capital gains) and meet several other requirements relating to the nature of its income and the diversification of its assets.

Each Fund is treated as a separate corporation for federal income tax purposes. Each Fund, therefore, is considered to be a separate entity in determining its treatment under the rules for RICs described herein and in the Prospectus. Losses in one Fund do not offset gains in another Fund and the requirements (other than certain organizational requirements) for qualifying for RIC status are determined at the Fund level rather than the Trust level.

Each Fund will be subject to a 4% excise tax on certain undistributed income if it does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98% of its net capital gains for twelve months ended October 31 of such year. Each Fund intends to declare and distribute dividends and distributions in the amounts and at the times necessary to avoid the application of this 4% excise tax.

As a result of tax requirements, the Trust on behalf of each Fund has the right to reject an order to purchase Shares if the purchaser (or group of purchasers) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to section 351 of the Internal Revenue Code, the Fund would have a basis in the Deposit Securities different from the market value of such securities on the date of deposit. The Trust also has the right to require information necessary to determine beneficial Share ownership for purposes of the 80% determination.

Certain of the Funds may make investments that are subject to special U.S. federal income tax rules, such as investments in repurchase agreements, convertible securities, structured notes and swaps, options, futures contracts and non-U.S. corporations classified as "passive foreign investment companies" ("PFICs"). Those special tax rules can, among other things, affect the timing of income or gain, the treatment of income as capital or ordinary and the treatment of capital gain or loss as long-term or short-term. The application of these special rules would therefore also affect the character of distributions made by the Fund.

Distributions from a Fund's net investment income, inlcluding any net short-term capital gains, if any, and distributions of income from securities lending, are taxable as ordinary income. Distributions reinvested in additional Shares of a Fund through the means of a dividend reinvestment service will be taxable dividends to Shareholders acquiring such additional Shares to the same extent as if such dividends had been received in cash. Distributions of net long-term capital gains, if any, in excess of net short-term capital losses are taxable as long-term capital gains, regardless of how long Shareholders have held the Shares.

Long-term capital gains of noncorporate taxpayers generally are taxed at a maximum rate of 15% for taxable years beginning before January 1, 2011. In addition, for these tax years, some ordinary dividends declared and paid by a Fund to noncorporate shareholders may qualify for taxation at the lower reduced tax rates applicable to long-term capital gains, provided that holding period and other requirements are met by the Fund and the shareholder. Without future congressional action, the maximum rate of long-term capital gains will return to 20% in 2011, and all dividends will be taxed at ordinary income rates. Each Fund will report to shareholders annually the amounts of dividends received from ordinary income, the amount of distributions received from capital gains and the portion of dividends which may qualify for the dividends received deduction. In addition, each Fund will report the amount of dividends to individual shareholders eligible for taxation at the lower reduced tax rates applicable to long-term capital gains.

If, for any calendar year, the total distributions made exceed a Fund's current and accumulated earnings and profits, the excess will, for U.S. federal income tax purposes, be treated as a tax-free return of capital to each shareholder up to the amount of the shareholder's basis in his or her shares, and thereafter as gain from the sale of shares. The amount treated as a tax-free return of capital will reduce the shareholder's adjusted basis in his or her shares, thereby increasing his or her potential gain or reducing his or her potential loss on the subsequent sale of his or her shares.

49

The sale, exchange or redemption of Shares may give rise to a gain or loss. In general, any gain or loss realized upon a taxable disposition of Shares will be treated as long-term capital gain or loss if the Shares have been held for more than one year. Otherwise, the gain or loss on the taxable disposition of Shares will be treated as short-term capital gain or loss. A loss realized on a sale or exchange of Shares of a Fund may be disallowed if other substantially identical Shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a sixty-one (61) day period beginning thirty (30) days before and ending thirty (30) days after the date that the Shares are disposed of. In such a case, the basis of the Shares acquired must be adjusted to reflect the disallowed loss. Any loss upon the sale or exchange of Shares held for six (6) months or less is treated as long-term capital loss to the extent of any capital gain dividends received by the shareholders. Distribution of ordinary income and capital gains may also be subject to state and local taxes.

Distributions of ordinary income paid to shareholders who are nonresident aliens or foreign entities that are not effectively connected to the conduct of a trade or business within the United States will generally be subject to a 30% U.S. withholding tax unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. However, shareholders who are nonresident aliens or foreign entities will generally not be subject to U.S. withholding or income tax on gains realized on the sale of Shares or on dividends from capital gains unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business within the United States, or (ii) in the case of an individual shareholder, the shareholder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or capital gain dividend and certain other conditions are met. Gains on the sale of Shares and dividends that are effectively connected with the conduct of a trade or business within the United States will generally be subject to U.S. federal net income taxation at regular income tax rates. Dividends paid by a Fund to shareholders who are nonresident aliens or foreign entities that are derived from short-term capital gains and qualifying net interest income (including income from original issue discount and market discount), and that are properly designated by a Fund a "short-term capital gain dividends" or "interest-related dividends" will generally not be subject to U.S. withholding tax, provided that the income would not be subject to federal income tax if earned directly by the foreign shareholder. These provisions relating to distributions to shareholders who are nonresident aliens or foreign entities generally would apply to distributions with respect to taxable years of a Fund beginning before January 1, 2008. Nonresident shareholders are urged to consult their own tax advisors concerning the applicability of the U.S. withholding tax.

Certain of the Funds' investments may be classified as PFICs for U.S. federal income tax purposes, and it is expected that a significant portion of the investments by the PowerShares FTSE RAFI International Real Estate Portfolio and PowerShares International Listed Private Equity Portfolio will be classified as PFICs. The Funds generally intend to elect to "mark-to-market" these investments at the end of each taxable year. By making this election, the Funds will recognize as ordinary income any increase in the value of such shares as of the close of the taxable year over their adjusted basis and as ordinary loss any decrease in such value. Gains realized with respect to a disposition of a PFIC that the Funds have elected to mark-to-market will be ordinary income. By making the mark-to-market election, the Funds may be required to recognize income in excess of the distributions that they receive from their investments. Accordingly, the Funds may need to borrow money or dispose of some of their investments in order to meet their distribution requirements. If the Funds do not make the "mark-to-market" election with respect to an investment in a PFIC, the Funds could become subject to U.S. federal income tax with respect to certain distributions from, and gain on the dispositions of, the PFIC which cannot be avoided by distributing such amounts to the Funds' shareholders.

Some shareholders may be subject to a withholding tax on distributions of ordinary income, capital gains and any cash received on redemption of Creation Units ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with a Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

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Dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

Each Fund may be subject to certain taxes imposed by the foreign country or countries in which it invests with respect to dividends, capital gains and interest income. Under the Internal Revenue Code, if more than 50% of the value of a Fund's total assets at the close of any taxable year consists of stocks or securities of foreign corporations, the Fund may elect, for U.S. federal tax purposes, to treat any foreign country's income or withholding taxes paid by the Fund that can be treated as income taxes under U.S. income tax principles as paid by its shareholders. Each Fund expects to qualify for and may make this election. For any year that a Fund makes such an election, each shareholder will be required to include in its income an amount equal to its allocable share of such taxes paid by the Fund to the foreign government and the shareholder will be entitled, subject to certain limitations, to either deduct its allocable share of such foreign income taxes in computing their taxable income or to use it as a foreign tax credit against U.S. income taxes, if any. Generally, foreign investors will be subject to an increased U.S. tax on their income resulting from the Fund's election to "pass-through" amounts of foreign taxes paid by a Fund, and will not be able to claim a credit or deduction with respect to the foreign taxes paid by the Fund treated as having been paid by them.

Each shareholder will be notified within 60 days after the close of a Fund's taxable year whether, pursuant to the election described above, any foreign taxes paid by a Fund will be treated as paid by its shareholders for that year and, if so, such notification will designate (i) such shareholder's portion of the foreign taxes paid to such country and (ii) the portion of the Fund's dividends and distributions that represents income derived from sources within such country. The amount of foreign taxes that may be credited against a shareholder's U.S. federal income tax liability generally will be limited, however, to an amount equal to the shareholder's U.S. federal income tax rate multiplied by its foreign source taxable income. For this purpose, a Fund's gains and losses from the sale of securities, and currency gains and losses, will generally be treated as derived from U.S. sources. In addition, this limitation must be applied separately to certain categories of foreign source income. As a consequence, certain shareholders may not be able to claim a foreign tax credit for the full amount of their proportionate share of foreign taxes paid by a Fund. A shareholder's ability to claim a credit for foreign taxes paid by a Fund may also be limited by applicable holding period requirements.

The foregoing discussion is a summary only and is not intended as a substitute for careful tax planning. Purchasers of Shares should consult their own tax advisors as to the tax consequences of investing in such Shares, including under federal, state, local and other tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date hereof. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.

FEDERAL TAX TREATMENT OF FUTURES AND OPTIONS CONTRACTS

Each Fund is required for federal income tax purposes to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts as of the end of the year as well as those actually realized during the year. Gain or loss from futures and options contracts on broad-based indexes required to be marked-to-market will be 60% long-term and 40% short-term capital gain or loss. Application of this rule may alter the timing and character of distributions to shareholders. Each Fund may be required to defer the recognition of losses on futures contracts, options contracts and swaps to the extent of any unrecognized gains on offsetting positions held by the Fund.

In order for a Fund to continue to qualify for federal income tax treatment as a RIC, at least 90% of its gross income for a taxable year must be derived from qualifying income, i.e., dividends, interest, income derived from loans or securities, gains from the sale of securities or of foreign currencies or other income derived with respect to the Fund's business of investing in securities (including net income derived from an interest in certain "qualified publicly traded partnerships"). It is anticipated that any net gain realized from the closing out of futures or options contracts will be considered gain from the sale of securities or derived with respect to each Fund's business of investing in securities and therefore will be qualifying income for purposes of the 90% gross income requirement.

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Each Fund distributes to shareholders at least annually any net capital gains which have been recognized for federal income tax purposes, including unrealized gains at the end of the Fund's fiscal year on futures or options transactions. Such distributions are combined with distributions of capital gains realized on a Fund's other investments and shareholders are advised on the nature of the distributions.

DETERMINATION OF NAV

The following information supplements and should be read in conjunction with the section in the Prospectus entitled "Net Asset Value."

The NAV per Share of each Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by the total number of Shares of the Fund outstanding, rounded to the nearest cent. Expenses and fees, including without limitation, the management and administration fees, are accrued daily and taken into account for purposes of determining NAV. The NAV per Share is calculated by the Custodian and determined as of the close of the regular trading session on the relevant Exchange (ordinarily 4:00 p.m., Eastern time) on each day that the relevant Exchange is open.

In computing each Fund's NAV, the Fund's securities holdings traded on a national securities exchange are valued based on their last sale price. Price information on listed securities is taken from the exchange where the security is primarily traded. Securities regularly traded in an over-the-counter market are valued at the latest quoted sale price in such market, or in the case of the NASDAQ, at the NASDAQ official closing price. Other portfolio securities and assets for which market quotations are not readily available are valued based on fair value as determined in good faith in accordance with procedures adopted by the Board.

The value of each Fund's portfolio securities is based on the securities' closing price on local markets when available. If a security's market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued by another method that the Adviser believes will better reflect fair value in accordance with the Trust's valuation policies and procedures approved by the Board of Trustees. Each Fund may use fair value pricing in a variety of circumstances, including, but not limited to, situations when the value of a security in a Fund's portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded (such as a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. In addition, each Fund currently expects that it will fair value foreign equity securities held by the Fund each day the Fund calculates its NAV. Accordingly, a Fund's NAV is expected to reflect certain portfolio securities' fair values rather than their market prices. Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security is materially different than the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate a Fund's NAV and the prices used by the Fund's benchmark index. This may adversely affect a Fund's ability to track its benchmark index. With respect to securities that are primarily listed on foreign exchanges, the value of a Fund's portfolio securities may change on days when you will not be able to purchase or sell your Shares.

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DIVIDENDS AND DISTRIBUTIONS

The following information supplements and should be read in conjunction with the section in the Prospectuses entitled "Dividends, Distributions and Taxes."

General Policies. Ordinarily, dividends from net investment income, if any, are declared and paid quarterly. Distributions of net realized securities gains, if any, generally are declared and paid once a year, but the Trust may make distributions on a more frequent basis. The Trust reserves the right to declare special distributions if, in its reasonable discretion, such action is necessary or advisable to preserve the status of each Fund as a RIC or to avoid imposition of income or excise taxes on undistributed income.

Dividends and other distributions on Fund Shares are distributed, as described below, on a pro rata basis to Beneficial Owners of the Shares. Dividend payments are made through DTC Participants and Indirect Participants to Beneficial Owners then of record with proceeds received from a Fund.

Dividend Reinvestment Service. No reinvestment service is provided by the Trust. Broker-dealers may make available the DTC book-entry Dividend Reinvestment Service for use by Beneficial Owners of the Fund for reinvestment of their dividend distributions. Beneficial Owners should contact their broker to determine the availability and costs of the service and the details of participation therein. Brokers may require Beneficial Owners to adhere to specific procedures and timetables.

MISCELLANEOUS INFORMATION

Counsel. Clifford Chance US LLP, 31 West 52nd Street, New York, New York 10019, is counsel to the Trust.

Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, serves as the Funds' independent registered public accounting firm. They audit the Funds' financial statements and perform other related audit services.

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APPENDIX A

POWERSHARES CAPITAL MANAGEMENT LLC

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES

I.  POLICY

PowerShares Capital Management LLC (the "Adviser") may act as discretionary investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 ("ERISA") and registered open-end investment companies ("mutual funds"). The Adviser's authority to vote proxies or act with respect to other shareholder actions is established through the delegation of discretionary authority under our investment advisory contracts. Therefore, unless a client (including a "named fiduciary" under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action with respect to other corporate actions requiring shareholder actions, the Adviser will vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures. Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings, and class actions.

When voting proxies or acting with respect to corporate actions for clients, the Adviser's utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA). Adviser will act in a prudent and diligent manner intended to enhance the economic value of the assets of the client's account.

II.  PURPOSE

The purpose of these Policies and Procedures is to memorialize the procedures and policies adopted by Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended ("Advisers Act"). These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

III.  PROCEDURES

John Southard is ultimately responsible for ensuring that all proxies received by the Adviser are voted in a timely manner and in a manner consistent with the Adviser's determination of the client's best interests. Although many proxy proposals can be voted in accordance with the Adviser's established guidelines (see Section V. below, "Guidelines"), the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser makes an exception to the Guidelines.

John Southard is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by Adviser are addressed in a timely manner and consistent action is taken across all similarly situated client accounts.

IV.  PROCEDURES FOR ADDRESSING CONFLICTS OF INTEREST

Examples of potential conflicts of interest include situations where the Adviser or an affiliate, or personnel of either entity:

—Manages a pension plan of a company whose management is soliciting proxies;

—Has a material business relationship with a proponent of a proxy proposal and this business relationship may influence how the proxy vote is cast;

—Has a business or personal relationship with participants in a proxy contest, corporate directors or candidates for directorships.

Where a proxy proposal raises a material conflict between the Adviser's interests and a client's interest, including a mutual fund client, the Adviser will resolve such a conflict in the manner described below.

The Adviser shall review each proxy to assess the extent, if any, to which there may be a material conflict between the interests of the applicable client on the one hand and the Adviser and its affiliates, directors, officers, employees (and other similar persons) on the other hand (a "potential conflict"). The Adviser shall perform this assessment on a proposal-by-proposal basis, and a potential conflict with respect to one proposal in a proxy shall not indicate that a potential conflict exists with respect to any other proposal in such proxy. If the Adviser determines that a potential conflict may exist, it shall resolve any such conflict in a manner that is in the collective best interests of the applicable client and the Adviser's other clients (excluding any client that may have a potential conflict).

Without limiting the generality of the foregoing, the Adviser may resolve a potential conflict in any of the following manners: (i) If the proposal that gives rise to a potential conflict is specifically addressed in the Adviser's Proxy Voting Policies and Procedures, the Adviser may vote the proxy in accordance with the predetermined policies and guidelines set forth in such Proxy Voting Policies and Procedures; provided that such predetermined policies and guidelines involve little discretion on the part of the Adviser; (ii) The Adviser may disclose the potential conflict to the client and obtain the client's consent before directing the Adviser to vote in the manner approved by the client; (iii) The Adviser may engage an independent third-party to determine how the proxy should be voted; or (iv) The Adviser may establish an ethical wall or other informational barriers between the person(s) that are involved in the potential conflict and the person(s) making the voting decision in order to insulate the potential conflict from the decision maker. The Adviser shall use commercially reasonable efforts to determine whether a potential conflict may exist, and a potential conflict shall be deemed to exist if and only if one or more of the Adviser's senior account representatives actually knew or reasonably should have known of the potential conflict.

In certain circumstances, in accordance with a client's investment advisory contract (or other written directive) or where the Adviser has determined that it is in the client's best interest, the Adviser will not vote proxies received. The following are certain circumstances where the Adviser will limit its role in voting proxies:

1.  Client Maintains Proxy Voting Authority: Where client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. If any proxy material is received by the Adviser, it will promptly be forwarded to the client or specified third party.

2.  Terminated Account: Once a client account has been terminated with the Adviser in accordance with its investment advisory agreement, the Adviser will not vote any proxies received after the termination. However, the client may specify in writing that proxies should be directed to the client (or a specified third party) for action.

3.  Limited Value: If the Adviser determines that the value of a client's economic interest or the value of the portfolio holding is indeterminable or insignificant, Adviser may abstain from voting a client's proxies. The Adviser also will not vote proxies received for securities that are no longer held by the client's account. In addition, the Adviser generally will not vote securities where the economic value of the securities in the client account is less than $500.

4.  Securities Lending Programs: When securities are out on loan, they are transferred into the borrower's name and are voted by the borrower, in its discretion. However, where the Adviser determines that a proxy vote (or other shareholder action) is materially important to the client's account, the Adviser may recall the security for purposes of voting.

5.  Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a client's proxy would exceed any anticipated benefits to the client of the proxy proposal.

V.  RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of clients; (iv) records of all client requests for proxy voting information and a copy of any written response by the Adviser to any such client request; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients' portfolio securities. Clients may obtain information on how their securities were voted or a copy of the Adviser's Policies and Procedures by written request addressed to the Adviser. The Adviser will coordinate with all mutual fund clients to assist in the provision of all information required to be filed by such mutual funds on Form N-PX.

VI.  GUIDELINES

Each proxy issue will be considered individually. The following guidelines are a partial list to be used in voting proposals contained in the proxy statements, but will not be used as rigid rules.

A.  Oppose

The Adviser will generally vote against any management or shareholder proposal that potentially has the effect of restricting the ability of shareholders to realize the full potential value of their investment. Proposals in this category would include:

1.  Issues regarding the issuer's Board entrenchment and anti-takeover measures such as the following:

a.  Proposals to stagger board members' terms;

b.  Proposals to limit the ability of shareholders to call special meetings;

c.  Proposals to require super majority votes;

d.  Proposals requesting excessive increases in authorized common or preferred shares where management provides no explanation for the use or need of these additional shares;

e.  Proposals regarding "fair price" provisions;

f.  Proposals regarding "poison pill" provisions; and

g.  Proposals permitting "green mail".

2.  Restrictions related to social, political or special interest issues that potentially may have a negative effect on the ability of shareholders to realize the full potential value of their investment, unless specific client guidelines supercede.

B.  Approve

When voting on common management sponsored initiatives, the Adviser generally votes in support of management. These issues include:

1.  Election of directors recommended by management, except if there is a proxy fight.

2.  Election of auditors recommended by management, unless seeking to replace if there exists a dispute over policies.

3.  Date and place of annual meeting.

4.  Limitation on charitable contributions or fees paid to lawyers.

5.  Ratification of directors' actions on routine matters since previous annual meeting.

6.  Shareholder proposals for confidential voting, allowing shareholders to later divulge their votes to management on a selective basis if a legitimate reason arises.

7.  Limiting directors' liability and allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested.

8.  Elimination of preemptive rights. Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S. and can restrict management's ability to raise new capital.

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution.

9.  Employee Stock Purchase Plan.

10.  Establishment of 401(k) Plan.

C.  Case-by-Case

The Adviser will review each issue in this category on a case-by-case basis. These matters include:

1.  Director compensation.

2.  Eliminate director mandatory retirement policy.

3.  Rotate annual meeting location/date.

4.  Option and stock grants to management and directors.

5.  Proposals to reincorporate into another state.

D.  Special Policy with Respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio

With respect to the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio, the Adviser will vote proxies in accordance with Section 12(d)(1)(F), which requires that the Adviser vote the shares in the portfolio of the PowerShares Listed Private Equity Portfolio, PowerShares International Listed Private Equity Portfolio, PowerShares Autonomic Growth NFA Global Asset Portfolio, the PowerShares Autonomic Balanced Growth NFA Global Asset Portfolio and the PowerShares Autonomic Balanced NFA Global Asset Portfolio in the same proportion as the vote of all other holders of such security.